UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

AADI BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17383 Sunset Boulevard, Suite A250 Pacific Palisades, California	90272
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (424) 744-8055

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AADI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On December 19, 2024, Aadi Bioscience, Inc. (“Aadi”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with KAKEN INVESTMENTS INC., a Delaware corporation (“Purchaser”), KAKEN PHARMACEUTICAL CO., LTD (“Guarantor”), and Aadi Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Aadi (“Private Aadi”). The Purchase Agreement provides that, on the terms and subject to the conditions set forth in the Purchase Agreement, Purchaser will acquire 100% of the outstanding shares of capital stock of Private Aadi from Aadi at the closing of the transactions contemplated thereby (the “Stock Purchase”) for a purchase price of $100,000,000, subject to customary adjustments for Private Aadi’s levels of cash, indebtedness, net working capital and transaction expenses as of the closing.

Guarantor is a party to the Purchase Agreement for the limited purpose of guaranteeing to Aadi and Private Aadi certain obligations of Purchaser under the Purchase Agreement, including the payment of the purchase price and adjustments thereto.

The board of directors of Aadi (the “Board”) determined that the Purchase Agreement and the transactions contemplated by the Purchase Agreement, including the Stock Purchase, are advisable, fair to and in the best interests of Aadi and its stockholders, and approved the Purchase Agreement and the transactions contemplated by the Purchase Agreement. The Board also resolved to recommend that Aadi’s stockholders vote in favor of, and authorize the approval of, the Purchase Agreement and the Stock Purchase.

Completion of the Stock Purchase is subject to customary closing conditions, including: (1) the approval of the Purchase Agreement and the Stock Purchase by the holders of a majority of the outstanding shares of Aadi’s capital stock entitled to vote to approve the Purchase Agreement and Stock Purchase; (2) all consents and approvals (if any) required under certain regulatory laws having been obtained; and (3) the absence of any law or order preventing, materially restraining or materially impairing the consummation of the Stock Purchase. Completion of the Stock Purchase is also subject, with certain exception, to the completion of certain internal pre-closing restructuring transactions.

The Purchase Agreement contains customary representations and warranties made by each of Aadi and Purchaser, and customary covenants made by each of Aadi, Private Aadi and Purchaser, including, among others, covenants by Aadi regarding the conduct of its and Private Aadi’s business prior to the closing of the Stock Purchase, and a restrictive covenant that limits Aadi from engaging in certain business activities for four years following the closing of the Stock Purchase. The representations and warranties made by Aadi are subject to a buyer-side representation and warranty insurance policy obtained by Purchaser (“RWI Policy”). The RWI Policy is subject to a retention amount, policy exclusions, policy limits and certain other customary terms and conditions, the cost of which is being shared equally between Purchaser and Aadi. In addition, Aadi has agreed to indemnify Purchaser for losses resulting from (1) any inaccuracy in or breach of certain representations and warranties of Aadi contained in the Purchase Agreement, (2) any breach or failure to comply with Aadi’s or Private Aadi’s covenants, agreements and other obligations pursuant to the Purchase Agreement or other ancillary agreement to the Purchase Agreement, (3) amounts that should have been included in Private Aadi transaction expenses, (4) all costs incurred by Private Aadi pre-closing in connection with the pre-closing restructuring transactions, (5) certain litigation-related costs, (6) certain policy exclusions under the RWI Policy, and (7) certain pre-closing tax matters as set forth in the Purchase Agreement. Aadi’s indemnification obligations are subject to certain limitations, including a cap equal to $5,000,000 for losses relating to any inaccuracy in or breach of any representation or warranty or losses relating to certain policy exclusions under the RWI Policy.

Aadi and Private Aadi are also subject to customary “no-shop” restrictions on their ability (and the ability of their subsidiaries and representatives) to: (1) solicit alternative acquisition proposals from third parties; (2) subject to certain exceptions, furnish non-public information relating to Aadi and Private Aadi to third parties in connection with an alternative acquisition proposal; (3) subject to certain exceptions, participate or engage in discussions or negotiations with third parties regarding alternative acquisition proposals; and (4) enter into any agreement with third parties regarding alternative acquisition proposals. In addition, Aadi has agreed that, subject to certain exceptions, the Board will not withdraw its recommendation that Aadi’s stockholders vote to approve the Purchase Agreement and the Stock Purchase.

Either Aadi or Purchaser may, subject to certain exceptions, terminate the Purchase Agreement if: (1) the closing of the Stock Purchase has not occurred by June 30, 2025, which date, subject to certain conditions, may be extended to September 30, 2025; or (2) Aadi’s stockholders fail to approve the Purchase Agreement and the Stock Purchase at a special meeting of Aadi’s stockholders at which a vote is taken on the approval of the Purchase Agreement and the Stock Purchase. Aadi may also terminate the Purchase Agreement in certain additional limited circumstances, including to allow Aadi to enter into an agreement providing for an alternative acquisition transaction that constitutes a Superior Proposal (as defined in the Purchase Agreement), subject to Aadi’s compliance with certain related covenants, including its obligation to provide Purchaser with a “match” right prior to any such termination. Purchaser may also terminate the Purchase Agreement in certain additional limited circumstances, including if the Board withdraws its recommendation that Aadi’s stockholders vote to approve the Purchase Agreement and the Stock Purchase.

Upon termination of the Purchase Agreement under specified circumstances, Aadi will be required to pay Purchaser a termination fee of $3,500,000. Specifically, this termination fee is payable by Aadi to Purchaser if the Purchase Agreement is terminated: (1) within an agreed period of time following the Board’s determination to change its recommendation with respect to the Purchase Agreement and the Stock Purchase; or (2) by Aadi in order to enter into an agreement providing for a Superior Proposal. The termination fee will also be payable if: (a) the Purchase Agreement is terminated under certain circumstances; (b) prior to such termination (but after the date of the Purchase Agreement) a proposal is made to acquire at least 50 percent of Aadi, or in certain circumstances provided to the Board, and not withdrawn or abandoned at least five business days prior to the termination of the Purchase Agreement; and (c) Aadi subsequently enters into a definitive agreement providing for an alternative acquisition transaction within one year of such termination and such transaction is subsequently consummated. Finally, the termination fee will also be payable if Aadi’s stockholders fail to approve the Purchase Agreement and the Stock Purchase, and also fail to approve other matters that will be set forth in the proxy statement described below.

The Purchase Agreement also provides that Aadi, on one hand, or Purchaser, on the other hand, may bring an action to specifically enforce the obligations under the Purchase Agreement, including the obligation to consummate the Stock Purchase if the conditions set forth in the Purchase Agreement are satisfied.

Aadi’s aggregate liability for monetary damages for breaches of the Purchase Agreement are capped at the total amounts paid to Aadi as consideration under the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the Purchase Agreement has been included to provide Aadi’s stockholders and other security holders with information regarding its terms and is not intended to provide any factual information about Aadi, Private Aadi, Purchaser or their respective affiliates. The representations, warranties and covenants contained in the Purchase Agreement: have been made solely for the purposes of the Purchase Agreement and as of specific dates; were made solely for the benefit of the parties to the Purchase Agreement; are not intended as statements of fact to be relied upon by Aadi’s stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by Aadi’s stockholders or other security holders. Aadi’s stockholders and other security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Aadi, Private Aadi, Purchaser or their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Aadi’s public disclosures. Aadi acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading. The Purchase Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Purchase Agreement, the Stock Purchase, Aadi, Private Aadi, Purchaser, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the proxy statement that Aadi intends to file with the Securities and Exchange Commission (the “SEC”) relating to, among other matters, the Purchase Agreement, the Stock Purchase, the License Agreement (as defined below) and the PIPE Financing (as defined below) (the “Proxy Statement”), as well as in Aadi’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings that Aadi makes from time to time with the SEC.

Stockholder Support Agreements

In connection with the execution of the Purchase Agreement, Purchaser and Aadi entered into voting and support agreements (the “Stockholder Support Agreements”) with each of the directors and executive officers of Aadi, certain of their affiliates, and one other significant stockholder of Aadi, who collectively beneficially own or control an aggregate of approximately 36% of the outstanding shares of Aadi’s common stock. The Stockholder Support Agreements provide that, among other things, each of the stockholders has agreed to vote or cause to be voted all of the shares of Aadi common stock beneficially owned by such stockholder as of the record date of the meeting in favor of the Purchase Agreement, the Stock Purchase and the other transactions contemplated by the Purchase Agreement, as well as certain other transactions described below, at a special meeting of Aadi’s stockholders to be held in connection with, among other things, the Purchase Agreement, the Stock Purchase, the License Agreement and the PIPE Financing.

The foregoing description of the Stockholder Support Agreements do not purport to be complete and are qualified in their entirety by reference to the form of the Stockholder Support Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

License Agreement

On December 19, 2024, Aadi entered into an Intellectual Property License Agreement (the “License Agreement”) with WuXi Biologics (Shanghai FX) Co., Ltd. (“WuXi Biologics”) for exclusive rights to certain patents and know-how pertaining to WuXi Biologics’ pre-clinical antibody drug conjugate programs leveraging Hangzhou DAC Biotechnology Co., Ltd.’s (“DAC”) linker payload technology targeting each of Mucin-16 (“MUC16”), Protein Tyrosine Kinase 7 (“PTK7”) and Seizure Related 6 Homolog (“SEZ6”) (each a “Program,” and collectively, the “Programs”). Under the License Agreement, Aadi agreed to pay WuXi Biologics a non-refundable, partial upfront payment of $6 million and an additional non-refundable, upfront payment of $38 million within ninety (90) days after the effective date of the License Agreement, which may be extended by either party for an additional thirty (30) days, in each case, for the rights and licenses granted to Aadi by WuXi Biologics.

In accordance with the License Agreement, WuXi Biologics is eligible to receive from Aadi (a) up to an aggregate of $265 million upon the achievement of certain development milestones, and (b) up to an aggregate of $540 million upon the achievement of certain commercial milestones, in each case, across all Programs. WuXi Biologics is also entitled to running royalties during the agreed upon royalty term ranging from low-single-digit to upper-single-digit percentages of annual net sales of licensed products in the territory.

Each party may terminate the License Agreement in its entirety, or on a Program-by-Program basis, as applicable, if the other party remains in material breach of the License Agreement following a cure period to remedy the material breach or if the other party is declared insolvent or in similar financial distress. In addition, WuXi Biologics may terminate the License Agreement on a Program-by-Program basis if Aadi does not meet certain development due diligence milestones. Aadi may terminate the License Agreement in its entirety, or on a Program-by-Program basis, as applicable, with or without cause. Further, the License Agreement will terminate in its entirety if Aadi fails to pay the second upfront payment of $38 million.

The foregoing summary of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement, which Aadi expects to file with the SEC as an exhibit to the Proxy Statement.

PIPE Financing and Subscription Agreement

On December 19, 2024, Aadi entered into a Subscription Agreement (the “Subscription Agreement”) with each of the purchasers named therein (the “PIPE Investors”), pursuant to which Aadi agreed to sell to the PIPE Investors (i) 21,592,000 shares of Aadi’s common stock, par value $0.0001 per share (“Common Stock”), at a purchase price of $2.40 per share, and (ii) 20,076,500 pre-funded warrants to acquire Common Stock (the “Pre-Funded Warrants”), at a purchase price of $2.3999 per share, for an aggregate purchase price of $100 million (collectively, the “PIPE Financing”). The Pre-Funded Warrants will have an exercise price of $0.0001 per share of Common Stock, be immediately exercisable, and remain exercisable until exercised in full. The holders of Pre-Funded Warrants may not exercise a Pre-Funded Warrant if the holder, together with its affiliates, would beneficially own more than 4.99% or 9.99%, at the election of the holder, of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. The holders of Pre-Funded Warrants may increase or decrease such percentages not in excess of 19.99% by providing at least 61 days’ prior notice to the Company.

The closing of the PIPE Financing is expected to occur on a date that is no later than five business days from the date on which the Required Stockholder Approval (as defined in the Subscription Agreement) is obtained.

Jefferies LLC acted as exclusive placement agents for the PIPE Financing and the Company agreed to pay them customary placement fees and reimburse certain of their expenses.

Certain directors, affiliated funds of directors, and an executive officer of Aadi entered into the Subscription Agreement in connection with the PIPE Financing, and committed to purchase an aggregate of $12,910,000 of shares of common stock and/or Pre-Funded Warrants. The participation of these PIPE Investors in the PIPE Financing was disclosed to, and approved by, the Board and the audit committee of the Board. In addition, pursuant to the terms of the Subscription Agreement, the executive officers and directors of the Company have entered into“lock-up”arrangements, which generally prohibit the sale, transfer or other disposition of securities of the Company, subject to certain exceptions, until the shares and shares underlying the Pre-Funded Warrants purchased by the PIPE Investors are registered for resale with the SEC.

The foregoing summary of the Subscription Agreement and the Pre-Funded Warrants does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreement and the form of Pre-Funded Warrant, which are filed as Exhibit 10.2 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The PIPE Financing is exempt from registration pursuant to Section 4(a)(2) of the Securities Act, and/or Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The PIPE Investors intend to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends will be affixed to the securities issued in the PIPE Financing.

Registration Rights Agreement

At the closing of the PIPE Financing, in connection with the Subscription Agreement, Aadi intends to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the PIPE Investors. Pursuant to the Registration Rights Agreement, Aadi will prepare and file a resale registration statement with the SEC on or prior to the later of (i) thirty (30) days following the closing of the PIPE Financing and (ii) five (5) business days following the filing of Aadi’s audited financial statements for the year ended December 31, 2024. Aadi will use its commercially reasonable efforts to cause this registration statement to be declared effective by the SEC within 60 calendar days of the closing of the PIPE Financing (or within 90 calendar days if the SEC reviews the registration statement), subject to acceleration under certain circumstances.

Aadi will also agree, among other things, to indemnify each participating holder, their officers, directors, members, employees, and agents, successors and assigns, and each other person, if any, who controls such participating holder within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), under the registration statement from certain losses, claims, damages, liabilities and expenses incident to Aadi’s obligations under the Registration Rights Agreement.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information in Item 1.01 of this Current Report on Form 8-K relating to the PIPE Financing is incorporated herein by reference.

The shares to be issued by Aadi in the PIPE Financing will be issued in private placements exempt from registration under Section 4(a)(2) of the Securities Act, and/or Regulation D promulgated thereunder, because the offer and sale of such securities does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, and other applicable requirements were met.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2024, the Board, upon recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Baiteng Zhao, Ph.D. to the Board, effective immediately. Dr. Zhao will serve as a Class I director, with a term expiring at the annual meeting of stockholders to be held in 2027.

Dr. Zhao has served as a freelance consultant since August 2024. Dr. Zhao co-founded ProfoundBio in 2018, a clinical-stage biotech company specializing in the development of novel antibody-drug conjugates (ADCs) for solid tumors and hematological malignancies, and served as the Chairman and CEO of the company until its acquisition by Genmab for $1.8 billion in May 2024. Prior to ProfoundBio, Dr. Zhao was responsible for the modeling and simulation strategies for the development pipeline and supported preclinical and clinical development of ADC candidates at Seagen (now part of Pfizer) from November 2009 to April 2018. Earlier in his career, Dr. Zhao worked in the Clinical PK/PD group at Merck Research Laboratories (MRL, USA) starting in April 2006. Dr. Zhao holds a bachelor’s degree in biology from Peking University and Ph.D. from the College of Pharmacy at the University of Texas at Austin. He completed his postdoctoral fellowship at the State University of New York at Buffalo. The Board believes that Dr. Zhao is qualified to serve as a director of the Company because of his extensive industry background and experience in drug development.

Dr. Zhao will be compensated in accordance with Aadi’s outside director compensation policy (the “Policy”). Pursuant to the Policy, Dr. Zhao will be entitled to receive $40,000 per year for service as a member of the Board, paid quarterly in arrears on a pro-rata basis.

In connection with Dr. Zhao’s appointment to the Board as a non-employee director and pursuant to the Company’s 2021 Equity Incentive Plan and the Policy, Dr. Zhao also automatically received an initial award of stock options to purchase shares of common stock of Aadi (the “Initial Award”) with an aggregate grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of $106,000, which will vest as to one thirty-sixth (1/36th) of the shares subject to the Initial Award on a monthly basis following the Initial Award’s grant date on the same day of the month as such grant date (or on the last day of the month, if there is no corresponding day in such month), subject to Dr. Zhao continuing to be a service provider of Aadi.

Dr. Zhao has entered into Aadi’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.11 to Aadi’s Current Report on Form 8-K (File No. 001-38560) filed with the SEC on August 27, 2021.

There is no arrangement or understanding between Dr. Zhao and any other persons pursuant to which Dr. Zhao was elected as a director. Dr. Zhao entered in the Subscription Agreement in connection with the PIPE Financing and agreed to purchase $3 million of common stock of Aadi in the PIPE Financing, pursuant to the terms of the Subscription Agreement. There are no family relationships between Dr. Zhao and any of Aadi’s directors or executive officers.

Item 7.01	Regulation FD Disclosure

On December 19, 2024, Aadi issued a press release announcing, among other things, the execution of the License Agreement, the Subscription Agreement, and the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Furnished as Exhibit 99.2 hereto and incorporated herein by reference is the investor presentation that will be used by Aadi in connection with the License Agreement, the Subscription Agreement and the Purchase Agreement, including during the webcast referenced in the aforementioned press release.

The information in Item 7.01 of this Current Report on Form 8-K, including the information incorporated by reference from Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information incorporated by reference from Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of Aadi under the Securities Act.

Additional Information About the Proposed Transactions for Investors and Shareholders

This communication relates to the proposed transactions described above and may be deemed to be solicitation material in respect of the proposed transactions. In connection with the proposed transactions described above, Aadi will file a Proxy Statement with the SEC. This communication is not a substitute for the Proxy Statement or any other documents that Aadi may file with the SEC or send to Aadi shareholders in connection with the proposed transactions. Before making any voting decision, investors and securityholders are urged to read the Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions and related matters.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Aadi and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Aadi in connection with the proposed transactions. Information about Aadi’s directors and executive officers is set forth in Aadi’s definitive proxy statement filed with the SEC on April 26, 2024, and in subsequent filings made by Aadi with the SEC. Other information regarding the interests of such individuals, as well as information regarding Aadi’s directors and executive officers and other persons who may be deemed participants in the proposed transactions, will be set forth in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This communication contains “forward-looking statements” based upon Aadi’s current expectations. Forward-looking statements involve risks and uncertainties, and include, but are not limited to, statements about the structure, timing and completion of the proposed transactions, including, but not limited to, the Purchase Agreement, the Stock Purchase, the License Agreement, and the PIPE Financing; the business of Aadi; the proposed PIPE Financing and its terms; the use of proceeds from the proposed transactions; and the intended benefits from Aadi’s license agreement with WuXi Biologics. Actual results and the timing of events may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation: (i) risks associated with Aadi’s ability to obtain the stockholder approval required to consummate the proposed transactions, and the timing of the closing of the proposed transactions, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transaction, including the Stock Purchase and the PIPE Financing, will not occur; (ii) the response of Aadi’s stockholders to the proposed transactions; (iii) risks related to Aadi’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) unexpected costs, charges, expenditures or expenses resulting from the proposed transactions; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; and (vi) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events may differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled “Risk Factors” in Aadi’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 13, 2024 and in other filings that Aadi makes and will make with the SEC in connection with the proposed transactions, including the Proxy Statement described above under “Additional Information about the Proposed Transaction for Investors and Shareholders.” You should not place undue reliance on these forward-looking statements, which apply only as of the date of this communication. Aadi expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1 †	Stock Purchase Agreement, dated December 19, 2024, among Aadi Bioscience, Inc., KAKEN INVESTMENTS INC., KAKEN PHARMACEUTICAL CO., LTD., and Aadi Subsidiary, Inc.

4.1	Form of Pre-Funded Warrant to Purchase Common Stock.

10.1	Form of Voting and Support Agreement, dated as of December 19, 2024, among KAKEN INVESTMENTS INC., Aadi Bioscience, Inc. and the stockholder of Aadi Bioscience, Inc. party thereto.

10.2	Subscription Agreement, dated December 19, 2024, and each purchaser identified on Exhibit A thereto.

10.3	Form of Registration Rights Agreement, by and among Aadi Bioscience, Inc. and the purchasers thereto.

99.1	Press Release, dated December 19, 2024

99.2	Aadi Bioscience, Inc. Corporate Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AADI BIOSCIENCE, INC.

Dated: December 20, 2024	/s/ Scott Giacobello
Scott Giacobello
Chief Financial Officer

Exhibit 2.1

STOCK PURCHASE AGREEMENT

among

KAKEN PHARMACEUTICAL CO., LTD.

KAKEN INVESTMENTS INC.,

AADI BIOSCIENCE, INC.

and

AADI SUBSIDIARY, INC.

Dated as of December 19, 2024

3.20	Tax Matters	56
3.21	Employee Plans	58
3.22	Labor Matters	61
3.23	Compliance with Laws	64
3.24	Healthcare Law	65
3.25	Legal Proceedings; Orders	67
3.26	Insurance	68
3.27	Related Person Transactions	68
3.28	Brokers	68
3.29	Exclusivity of Representations and Warranties	69

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER		69

4.1	Organization; Good Standing	69
4.2	Power; Enforceability	69
4.3	Non-Contravention	70
4.4	Requisite Governmental Approvals	70
4.5	Legal Proceedings; Orders	70
4.6	Ownership of Seller Capital Stock	70
4.7	Brokers	71
4.8	No Purchaser Vote or Approval Required	71
4.9	Financial Capability	71
4.10	Absence of Stockholder and Management Arrangements	71
4.11	Investment Intent	71
4.12	Exclusivity of Representations and Warranties	72

ARTICLE V INTERIM OPERATIONS OF SELLER		72

5.1	Affirmative Obligations	72
5.2	Forbearance Covenants	73
5.3	No Solicitation of Acquisition Proposals	76
5.4	No Control of the Other Party’s Business	81

ARTICLE VI ADDITIONAL COVENANTS		81

6.1	Efforts; Required Action and Forbearance	81
6.2	Regulatory Filings	82
6.3	Proxy Statement and Other Required SEC Filings	83

6.4	Seller Stockholder Meeting	85
6.5	Anti-Takeover Laws	86
6.6	Access	86
6.7	Employee Matters	87
6.8	Notification of Certain Matters	88
6.9	Public Statements and Disclosure	88
6.10	Transaction Litigation	88
6.11	Certain Actions	89
6.12	Director Resignations	89
6.13	Wrong Pockets	89
6.14	Covenant Not to Sue for Infringement or Misappropriation	90
6.15	Insurance Coverage	90
6.16	Pre-Closing Restructuring	90
6.17	Clinical Trial Wind Down	91
6.18	Tax Matters	91
6.19	Transition Services	94
6.20	Non-Competition and Non-Solicitation	95
6.21	Use of Name	97

ARTICLE VII CONDITIONS TO THE STOCK PURCHASE		97

7.1	Conditions to Each Party’s Obligations to Effect the Stock Purchase	97
7.2	Conditions to the Obligations of Purchaser	97
7.3	Conditions to Seller’s Obligations to Effect the Stock Purchase	98
7.4	Frustration of Closing Conditions	99

ARTICLE VIII TERMINATION		99

8.1	Termination	99
8.2	Manner and Notice of Termination; Effect of Termination	101
8.3	Fees and Expenses	101

ARTICLE IX INDEMNIFICATION		103

9.1	Survival	103
9.2	Indemnification by Seller	104
9.3	Other Limitations on Liability	105
9.4	Third-Party Claims	106

9.5	Indemnification Procedures	108
9.6	Payment	109
9.7	Equitable Relief; Fraud	109
9.8	Tax Treatment of Indemnification Payments	109

ARTICLE X GENERAL PROVISIONS		109

10.1	Notices	109
10.2	Amendment	111
10.3	Extension; Waiver	111
10.4	Assignment	112
10.5	Confidentiality	112
10.6	Entire Agreement	112
10.7	Third Party Beneficiaries	112
10.8	Severability	112
10.9	Remedies	113
10.10	Governing Law	114
10.11	Consent to Jurisdiction	114
10.12	WAIVER OF JURY TRIAL	114
10.13	Counterparts	115
10.14	No Limitation	115
10.15	Conflict Waiver; Privilege	115
10.16	Guarantee	116

EXHIBITS

Exhibit A	Closing Net Working Capital Sample
Exhibit B	RWI Policy

SCHEDULES

Schedule A	Acquired Employees
Schedule B	Excluded Transactions
Schedule C	Company Knowledge Parties
Schedule D	Pre-Closing Restructuring
Schedule E	Ongoing Clinical Programs

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is dated as of December 19, 2024, among KAKEN INVESTMENTS INC., a Delaware corporation (“Purchaser”), KAKEN PHARMACEUTICAL CO., LTD. (“Guarantor”), Aadi Bioscience, Inc., a Delaware corporation (“Seller”), and Aadi Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Seller (the “Company”). Each of Purchaser, Seller and the Company are sometimes referred to as a “Party” and collectively as the “Parties.” All capitalized terms that are used in this Agreement have the meanings given to them in Article I.

RECITALS

A. Purchaser desires to acquire the Company on the terms and subject to the conditions set forth in this Agreement.

B. The Seller Board has (i) determined that it is in the best interests of Seller and the Seller Stockholders, and declared it advisable, to enter into this Agreement providing for the sale of one hundred percent (100%) of the issued and outstanding capital stock of the Company (the “Stock Purchase”) upon the terms and subject to the conditions set forth in this Agreement; (ii) deemed the Stock Purchase and the transactions contemplated by this Agreement expedient and for the best interests of Seller; (iii) approved the execution and delivery of this Agreement by Seller and the performance of its covenants and other obligations in this Agreement and the consummation of the Stock Purchase upon the terms and subject to the conditions set forth in this Agreement; (iv) directed that the approval of this Agreement and the Stock Purchase be submitted to a vote of the Seller Stockholders; (v) approved the execution and delivery of the Support Agreements; and (vi) recommended that the Seller Stockholders vote in favor of and authorize the approval of this Agreement and the approval of the Stock Purchase.

C. The board of directors of the Company has declared it advisable to enter into this Agreement and approved the execution and delivery of this Agreement, the performance of its covenants and other obligations under this Agreement, and the consummation of the Stock Purchase, upon the terms and subject to the conditions set forth in this Agreement.

D. The board of directors of Purchaser has declared it advisable to enter into this Agreement and approved the execution and delivery of this Agreement, the performance of its covenants and other obligations under this Agreement, and the consummation of the Stock Purchase upon the terms and subject to the conditions set forth in this Agreement.

E. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Purchaser’s willingness to enter into this Agreement, each of the directors and executive officers of Seller and certain of their Affiliates, and certain other significant Seller Stockholders are entering into Voting and Support Agreements (collectively, the “Support Agreements”), pursuant to which the Seller Stockholders party thereto, among other things, agree to vote their shares in favor of the approval of this Agreement and the Stock Purchase.

F. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Purchaser’s willingness to enter into this Agreement, certain members of the executive team of Seller and the Company, are entering into Restrictive Covenant Agreements in favor of the Company and Purchaser (the “Restrictive Covenant Agreements”) to be effective immediately as of the Closing.

G. Prior to or contemporaneously with the execution and delivery of this Agreement, Purchaser has obtained a “buyer-side” representations and warranties insurance policy in the form attached hereto as Exhibit B to this Agreement (the “RWI Policy”).

In consideration of the mutual promises set forth in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

AGREEMENT

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of this Agreement, the following capitalized terms have the following respective meanings:

(a) “Acceptable Confidentiality Agreement” means a customary confidentiality agreement (whether in effect as of the execution of this Agreement or executed after the execution of this Agreement) containing terms, including with respect to confidentiality and non-solicitation no less restrictive in the aggregate to the counterparty than those contained in the Confidentiality Agreement (except for such changes necessary in order for such Party to be able to comply with its obligations under this Agreement), it being understood that such confidentiality agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal. Without limiting the foregoing, an Acceptable Confidentiality Agreement may not (i) provide any Person with any exclusive right to negotiate with Seller or the Company, or (ii) require Seller, the Company or any of their Affiliates to reimburse the costs or expenses of any Person. If the provisions of any such confidentiality agreement in effect as of the execution of this Agreement are less restrictive in the aggregate to the counterparty than the terms of the Confidentiality Agreement (other than because of the absence of a “standstill” or similar provisions or other prohibition on the making of any Acquisition Proposal), then such confidentiality agreement will be deemed to be an Acceptable Confidentiality Agreement if Seller amends such confidentiality agreement so as to make the provisions of such confidentiality agreement at least as restrictive in the aggregate as the provisions of the Confidentiality Agreement.

(b) “Acquired Employees” means each employee of Seller or the Company listed on Schedule A.

(c) “Acquisition Inquiry” means any inquiry or other communication contemplating, or that could reasonably be expected to lead to, an Acquisition Proposal.

(d) “Acquisition Proposal” means any offer or proposal (other than an offer or proposal by Purchaser or any Group that includes Purchaser or any of its Affiliates) made to Seller, the Company or the Seller Board to engage in an Acquisition Transaction.

(e) “Acquisition Transaction” means any transaction or series of related transactions to which Seller or the Company is party (other than the Stock Purchase and the Excluded Transactions) for or involving:

(i) any direct or indirect purchase or other acquisition by any Third Person, from Seller or the Company or Seller Stockholders, of securities representing more than fifteen percent (15%) of the total outstanding voting power of the capital stock of the Company or Seller after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Third Person that, if consummated in accordance with its terms, would result in such Third Person beneficially owning more than fifteen percent (15%) of the total outstanding voting power of the capital stock of the Company or Seller after giving effect to the consummation of such tender offer or exchange offer;

(ii) any direct or indirect purchase or other acquisition by any Third Person of assets constituting or accounting for more than fifteen percent (15%) of either (A) the consolidated net revenues, net income, or assets of Seller and its Subsidiaries, taken as a whole, or (B) the net revenues, net income, or assets of the Company; or

(iii) any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving Seller or the Company (or both), pursuant to which any Third Person would acquire or hold securities representing more than fifteen percent (15%) of the total outstanding voting power of the capital stock of Seller or the Company outstanding or assets constituting or accounting for more than fifteen percent (15%) of either (A) the consolidated net revenues, net income, or assets of Seller and its Subsidiaries, taken as a whole, or (B) the net revenues, net income, or assets of the Company.

(f) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

(g) “Affordable Care Act” means the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010, and the guidance and regulations issued thereunder.

(h) “Audited Seller Balance Sheet” means the consolidated balance sheet (and the notes thereto) of Seller as of December 31, 2023, set forth in Seller’s Annual Report on Form 10-K filed by Seller with the SEC for the fiscal year ended December 31, 2023.

(i) “Base Consideration” means $100,000,000.

(j) “BIS” means the Bureau of Industry and Security of the US Department of Commerce, which administers and enforces the EAR.

(k) “Business” means the research, development, use, making, manufacture, marketing, promotion, commercialization, sale, distribution, grant to license, or import or export (as applicable) of (i) the Specified Company Products and (ii) any products currently under investigation by the Company as conducted by Seller and the Company as of or prior to the Closing, excluding any products related to any transactions included in Schedule B.

(l) “Business Day” means each day that is not a Saturday, Sunday or other day on which the Federal Reserve Bank of San Francisco is closed or commercial banks in Tokyo, Japan are closed.

(m) “Bylaws” means the bylaws of the Company in effect as of the date of this Agreement.

(n) “Capitalization Date” means 5:00 p.m. Pacific time as of December 16, 2024.

(o) “Charter” means the Amended and Restated Certificate of Incorporation of the Company, as amended, and in effect as of the date of this Agreement.

(p) “Chosen Courts” means the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware, or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court).

(q) “Clinical Trial” shall mean any study in which human subjects are dosed or treated with a pharmaceutical or biological product, whether approved or investigational.

(r) “Closing Adjustment Amount” means the Closing Company Cash Amount, less the Closing Company Indebtedness Amount, less the Closing Company Transaction Expense Amount, less the Closing Negative Net Working Capital Adjustment, plus the Closing Positive Net Working Capital Adjustment.

(s) “Closing Company Cash Amount” means an amount equal to the difference of (a) the aggregate amount of all cash and cash equivalents (other than Restricted Cash) of the Company as of the Measurement Time, minus (b) the amount of any overdrafts and any amounts required to cover checks, wires and similar instruments issued by the Company which have not cleared as of the Measurement Time.

(t) “Closing Company Indebtedness Amount” means all Indebtedness of the Company determined and valued as of the Measurement Time in accordance with GAAP in a manner consistent with the Company’s accounting policies and historical accounting practices. For the avoidance of doubt, to the extent any amounts are included in the calculation of Closing Company Indebtedness Amount, such amounts shall (as between Seller and the Company) be the responsibility of the Company.

(u) “Closing Company Transaction Expense Amount” means the aggregate amount of (i) all out-of-pocket fees, costs and expenses incurred by the Company for services of legal counsel, investment bankers, accountants, auditors, consultants or other third parties in connection with the evaluation, preparation, negotiation and execution of this Agreement and the other Transaction Documents and the evaluation, preparation, performance and consummation of the transactions contemplated hereby and thereby, (ii) all management, advisory, closing, transaction, and similar fees and expenses owing by the Company to Seller or any of its Affiliates or Representatives, (iii) all severance obligations and similar payments payable to employees, officers, directors, and consultants of the Company, in each case, to the extent arising from the execution of this Agreement or the consummation of the transactions contemplated thereby, (iv) fifty percent (50%) of any Transfer Taxes; (v) 50% of the up-front total costs (including premium, tax and underwriting fee) of the RWI Policy (not to exceed $167,000); (vi) all taxes, fees, costs, expenses and other amounts incurred or otherwise borne by the Company directly or indirectly for or with respect to the Pre-Closing Restructuring, and (vii) all Wind-Down Costs incurred by the Company, in each case, if applicable, determined and valued as of the Measurement Time in accordance with GAAP in a manner consistent with the Company’s accounting policies and historical accounting practices, for which the Company is liable and that remain unpaid at the Measurement Time. For the avoidance of doubt, to the extent any amounts are included in the calculation of Closing Company Transaction Expense Amount, such amounts shall (as between Seller and the Company) be the responsibility of the Company.

(v) “Closing Negative Net Working Capital Adjustment” means the amount by which Closing Net Working Capital is less than the Closing Net Working Capital Floor; provided, however, that if Closing Net Working Capital is within the Closing Net Working Capital Target Range or exceeds the Closing Net Working Capital Ceiling, the Closing Negative Net Working Capital Adjustment shall be zero ($0).

(w) “Closing Net Working Capital” means the value of the current assets of the Company, less the value of the current liabilities of the Company, in each case, determined and valued as of the Measurement Time in accordance with GAAP in a manner consistent with the Company’s accounting policies and historical accounting practices and using only those line items set forth on the sample calculation of Closing Net Working Capital as of September 30, 2024, included as Exhibit A to this Agreement. For the avoidance of doubt, the calculation of Closing Net Working Capital will not include any operating lease liabilities or any item included in the Closing Company Indebtedness Amount, the Closing Company Transaction Expense Amount or the Closing Company Cash Amount.

(x) “Closing Net Working Capital Target Range” means a dollar range from and including $1,604,000 (the “Closing Net Working Capital Floor”) to and including $3,135,000 (the “Closing Net Working Capital Ceiling”).

(y) “Closing Positive Net Working Capital Adjustment” means the amount by which Closing Net Working Capital exceeds the Closing Net Working Capital Ceiling; provided, however, that if Closing Net Working Capital is within the Closing Net Working Capital Target Range or less than the Closing Net Working Capital Floor, the Closing Positive Net Working Capital Adjustment shall be zero ($0).

(z) “Closing Purchase Price” means (i) the Base Consideration, plus (ii) if the Closing Adjustment Amount is a positive number, the absolute value of the Closing Adjustment Amount, minus (iii) if the Closing Adjustment Amount is a negative number, the absolute value of the Closing Adjustment Amount.

(aa) “Code” means the United States Internal Revenue Code of 1986, as amended.

(bb) “Company Benefit Plan” means any plan, program, policy, practice, contract, agreement or other arrangement, whether or not subject to ERISA (including any related funding mechanism now in effect or required in the future), providing for compensation, a bonus, a stock option, stock purchase or other equity-based award, a performance award, incentive compensation, profit sharing, pension benefits, savings, retirement benefits, disability benefits, life or other insurance, health or medical benefits, employee assistance, sick leave, vacation, deferred compensation, severance, termination pay, post-employment benefits, retention, change of control compensation or any other fringe, welfare or other employee benefit or remuneration of any kind, whether or not in writing, whether funded or unfunded, formal or informal, insured or self-insured, and each “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA), in each case, that is established, sponsored, maintained, contributed or required to be contributed to by the Company or any Subsidiary of the Company for the benefit of any Service Provider or in respect of which the Company or any Subsidiary of the Company has any current or potential liability, contingent or otherwise. For purposes of clarification, plans or arrangements established sponsored, maintained, contributed to or required to be contributed to by Seller or any Subsidiary of Seller other than the Company, in respect of which the Company does not currently have any actual or contingent liability, including any Seller Benefit Plan, will not constitute “Company Benefit Plans” for purposes of this Agreement.

(cc) “Company Capital Stock” means the common stock, par value $0.01 per share, of the Company.

(dd) “Company Contract” means (a) any Contract to which the Company is a party or by which the Company is bound, or (b) any Contract to which Seller is a party or by which Seller is bound that is set forth on Schedule D and is being transferred to or otherwise assumed by the Company at or prior to the Closing (whether pursuant to the Pre-Closing Restructuring or otherwise).

(ee) “Company Intellectual Property” means any Intellectual Property that is owned, purported to be owned, controlled, purported to be controlled, or licensed by the Company and used in the conduct of the Business as it has been or is currently proposed to be conducted.

(ff) “Company Material Adverse Effect” means any Effect that, individually or taken together with all other Effects, (A) has had or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company, taken as a whole, or (B) prevents or would reasonably be expected to prevent the Company from consummating the Stock Purchase on or prior to the Termination Date; provided, however, that solely for purposes of clause (A) above, none of the following Effects (in each case, by itself or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether there has been or would reasonably be expected to occur a Company Material Adverse Effect:

(i) general economic conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally (except in each case to the extent that such Effect has had a disproportionate adverse effect on the Company relative to other similarly situated companies operating in the industries in which the Company conducts business, in which case only the incremental disproportionate adverse impact of such Effect on the Company as compared to the impact of such Effect on such other similarly situated companies may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(ii) conditions in the financial markets, credit markets or capital markets in the United States or any other country or region in the world, including (A) monetary policy, interest rates or credit ratings in the United States or any other country or region of the world, (B) exchange rates for the currencies of any country, or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world (except in each case to the extent that such Effect has had a disproportionate adverse effect on the Company relative to other similarly situated companies operating in the industries in which the Company conducts business, in which case only the incremental disproportionate adverse impact of such Effect on the Company as compared to the impact of such Effect on such other similarly situated companies may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(iii) conditions in the industries, businesses or segments in which the Company conducts business, including the emergence of any new or modified competition and any supply chain disruptions or shortages (except in each case to the extent that such Effect has had a disproportionate adverse effect on the Company relative to other similarly situated companies operating in the industries in which the Company conducts business, in which case only the incremental disproportionate adverse impact of such Effect on the Company as compared to the impact of such Effect on such other similarly situated companies may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(iv) regulatory, legislative or political conditions in the United States or any other country or region in the world (except in each case to the extent that such Effect has had a disproportionate adverse effect on the Company relative to other similarly situated companies operating in the industries in which the Company conducts business, in which case only the incremental disproportionate adverse impact of such Effect on the Company as compared to the impact of such Effect on such other similarly situated companies may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(v) any geopolitical conditions, outbreak of hostilities, civil unrest, civil disobedience, acts of war, sabotage, cyberattack, cybercrime, data breach, sanctions, terrorism or military actions (including any escalation or worsening of any of the foregoing) in the United States or any other country or region in the world, including an outbreak or escalation of hostilities involving the United States or any other Governmental Authority or the declaration by the United States or any other Governmental Authority of a national emergency or war (except in each case to the extent that such Effect has had a disproportionate adverse effect on the Company relative to other similarly situated companies operating in the industries in which the Company conducts business, in which case only the incremental disproportionate adverse impact of such Effect on the Company as compared to the impact of such Effect on such other similarly situated companies may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(vi) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, or other force majeure events in the United States or any other country or region in the world (or escalation or worsening of any of the foregoing) including, in each case, the response of Governmental Authorities (except in each case to the extent that such Effect has had a disproportionate adverse effect on the Company relative to other similarly situated companies operating in the industries in which the Company conducts business, in which case only the incremental disproportionate adverse impact of such Effect on the Company as compared to the impact of such Effect on such other similarly situated companies may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(vii) pandemics, epidemics, contagious disease outbreaks or other comparable events (or escalation or worsening of any such events or occurrences), including, in each case, any action taken or not taken as required by any Law, Governmental Authority or otherwise to respond to the impact, presence, outbreak or spread of any pandemic, epidemic, contagious disease outbreaks or other comparable event;

(viii) any Effect resulting from the execution or announcement of this Agreement (including the identity of the Parties) or the pendency or consummation of the Stock Purchase or the other transactions contemplated by this Agreement, including the impact thereof on the relationships, contractual or otherwise, of the Company with employees, suppliers, customers, partners, vendors, Governmental Authorities or any other Person (provided, however, that the exceptions set forth in this clause (viii) shall not apply to the extent arising from any breach or inaccuracy of any representation or warranty set forth in this Agreement expressly addressing the authorization, execution and delivery of this Agreement by the Company or the performance by the Company of its obligations hereunder, or any condition as it relates to such representation or warranty);

(ix) the compliance by Seller or the Company with the terms of this Agreement, including any action taken or refrained from being taken pursuant to or in accordance with this Agreement;

(x) any action taken or refrained from being taken, in each case to which Purchaser has expressly approved, consented to or requested in writing (including by email) following the date of this Agreement;

(xi) changes or proposed changes in GAAP or other accounting standards or Law (or the enforcement or interpretation of any of the foregoing), changes in the regulatory accounting requirements applicable to any industry in which the Company conducts business, or any action taken for the purpose of complying with GAAP or any Law;

(xii) any failure, in and of itself, by the Company or Seller to meet (A) any public estimates or expectations of Seller’s or the Company’s revenue, earnings or other financial performance or results of operations for any period; or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the cause of any such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred unless otherwise excluded pursuant hereto);

(xiii) (1) regulatory, manufacturing or clinical changes, events or developments or other actions resulting from any nonclinical or clinical studies sponsored by the Company or any competitor of the Company, results of meetings with the FDA or other Governmental Authority (including any communications from any Governmental Authority in connection with such meetings), or any increased incidence or severity of any previously identified side effects, adverse effects, adverse events or safety observations or reports of new side effects, adverse events or safety observations with respect to the Company’s or any competitor’s product candidates, (2) the determination by, or the delay of a determination by, the FDA or any other Governmental Authority, or any panel or advisory body empowered or appointed thereby, with respect to the clinical hold, acceptance, filing, designation, approval, clearance, non-acceptance, hold, refusal to file, refusal to designate, non-approval, disapproval or non-clearance of any of the Company’s or any competitor’s product candidates, (3) FDA approval (or other clinical or regulatory developments), market entry or threatened market entry of any product competitive with or related to any of the Company’s products or product candidates, or any guidance, announcement or publication by the FDA or other Governmental Authority relating to any product candidates of the Company or any competitor, or (4) any manufacturing or supply chain disruptions or delays in manufacturing validation affecting products or product candidates of the Company or developments relating to reimbursement, coverage or payor rules with respect to any product or product candidates of the Company or the pricing of products, in each case other than to the extent such effects have a disproportionate adverse impact on the Company compared to other similar companies in the industry in which the Business operates;

(xiv) the availability or cost of equity, debt or other financing to Purchaser or any of its Affiliates;

(xv) any Transaction Litigation; or

(xvi) the identity of, or any facts or circumstances relating to, Purchaser or its Affiliates or financing sources.

(gg) “Company Registered Intellectual Property” means (i) patents included in the Patents under Company Intellectual Property (ii) patent applications included in the Patents under Company Intellectual Property, (iii) Marks included in the Company Intellectual Property, and (iv) internet domains included in the Company Intellectual Property, in each case (i) – (iv) registered, filed, certified or otherwise perfected or recorded or are the subject of a pending application for such, with or by any Governmental Authority or the internet domain name registrar, by or on behalf of or in the name of the Company.

(hh) “Confidentiality Agreement” means the that certain letter agreement regarding confidentiality letter agreement and related matters, dated October 7, 2024, between Seller and Guarantor.

(ii) “Consent” means any consent, approval, clearance, waiver, Permit or Order.

(jj) “Contract” means any written contract, lease, license, indenture, note, bond, agreement or other legally binding instrument as in effect as of the date hereof.

(kk) “Customs Laws” means the Laws governing U.S. imports, codified at 19 USC Title 19, and the customs Laws of other countries.

(ll) “Customs Regulations” means regulations implementing Customs Laws, codified at 19 CFR Chapter 1, and the customs regulations of other countries.

(mm) “DOJ” means the United States Department of Justice.

(nn) “EAR” means the Export Administration Regulations, 15 Code of Federal Regulations, Sections 730-774.

(oo) “Effect” means any change, event, effect, development or occurrence.

(pp) “Entity” means any corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

(qq) “Environmental Law” means all applicable foreign, federal, national, state, provincial or local Laws relating to pollution, worker health and safety with respect to exposure to Hazardous Substance, and protection of the environment (including ambient air, indoor air, surface water, groundwater, wastewater, storm water, drinking water, soil gas, wetlands, sediment, land surface or subsurface strata) including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, cleanup of or exposure to any Hazardous Substances.

(rr) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

(ss) “ERISA Affiliate” means any Person that is, or was at the relevant time, under common control with the Company, as determined pursuant to Section 4001(a)(14) of ERISA, or that, together with the Company, was at the relevant time or could be deemed a “single employer” within the meaning of Section 4001(b)(1) of ERISA or within the meaning of Section 414(b), (c), (m) or (o) of the Code.

(tt) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(uu) “Excluded Transaction” means the transactions listed on Schedule B.

(vv) “Expanded Access Program” means a clinical program authorized by the FDA under 21 C.F.R. Part 312, Subpart I.

(ww) “Export Control Laws” means all Laws and regulations that govern the exportation of items, software, and technology, including the EAR, administered by BIS.

(xx) “FCPA” means the United States Foreign Corrupt Practices Act of 1977, as amended.

(yy) “FDA” means the U.S. Food and Drug Administration or any successor thereto.

(zz) “Fraud” means actual common law fraud under Delaware Law in connection with the making of the representations or warranties in Article III of this Agreement.

(aaa) “FTC” means the United States Federal Trade Commission.

(bbb) “GAAP” means generally accepted accounting principles, consistently applied, in the United States.

(ccc) “Governmental Authority” means any transnational, federal, national, state, provincial or local, whether domestic or foreign, government or any court of competent jurisdiction, board, bureau, administrative or regulatory authority, agency, accrediting body or commission of any governmental authority or other governmental authority or instrumentality, whether domestic, foreign or supranational, or similar body exercising governmental or quasi-governmental power or authority, or any court, tribunal, judiciary or arbitrator.

(ddd) “Group” means a “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons.

(eee) “Hazardous Substance” means (i) any substance, material or waste that is characterized or regulated by a Governmental Authority pursuant to any Environmental Law as “hazardous,” “pollutant,” “contaminant,” “toxic” or “radioactive,” including petroleum and petroleum products, (ii) petroleum or petroleum products, flammable materials, explosives, radioactive materials, radon gas, lead-based paint, lead, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, per- and polyfluoroalkyl substances and toxic mold and (iii) any other chemical, material or substance exposure to which is prohibited, limited or regulated under any applicable Environmental Law.

(fff) “Healthcare Law” means any Law applicable to pharmaceutical manufacturers; their suppliers; submission of false claims; research; pharmaceuticals and biopharmaceuticals; the marketing, advertising or promotion of medicinal products (including pharmaceuticals and biopharmaceuticals); compliance programs and marketing codes of conduct; gift bans and reporting requirements; financial relationships with referral sources; bribery; transparency and disclosure of financial relationships with healthcare providers and suppliers, or other Persons; and fraud, waste, and abuse and improper inducements, including: (i) the U.S. Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the U.S. Civil False Claims Act (31 U.S.C. §§ 3729 et seq.), §§ 1320a-7, 1320a-7a, and 1320a-7b of Title 42 of the United States Code, and any state anti-kickback, fee-splitting, and patient or consumer brokering Law; (ii) Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act) and any other Laws imposed in connection with any healthcare program for which reimbursement is provided by a Governmental Authority; (iii) the Sunshine Act (42 U.S. Code § 1320a–7h); (iv) the 21st Century Cures Act (Public Law 114–255); (v) FDA Good Clinical Practices regulations (including 21 C.F.R. Parts 11, 50, 54, 56, 312, 314,); (vi) health care fraud criminal provisions under the Health Insurance Portability and Accountability Act of 1996 and any analogous federal, state or local, international, or multi-national applicable Law; (vii) state and local licensing, disclosure and reporting requirements; (viii) federal, state and local regulations governing the storage, use and disposal of pharmaceutical materials and waste products; (ix) trade regulations including those of the United States Federal Trade Commission; (x) state Laws governing the licensure, credentialing, and scope of practice of individual healthcare providers; (xi) other state Laws governing the provision of pharmaceutical products; (xii) any comparable non-U.S. Law for any of the foregoing, (xiii) the FDCA; (xiv) the regulations promulgated pursuant to any of the foregoing and (xv) any similar national, state, and local Laws that address the subject matter of all of the foregoing; and in each case together with amendments or modifications to the foregoing.

(ggg) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(hhh) “Indebtedness” means, with respect to any Person, without duplication, the sum of: (i) all obligations of such Person for borrowed money, including all obligations of such Person owed under a credit facility or evidenced by any bond, debenture, note, mortgage or other debt instrument or debt security (including any principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, commitment and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection with such borrowed money), or with respect to deposits or advances of any kind to such Person; (ii) all obligations of such Person as lessee or lessees under leases that have been, or should be, recorded as capital leases in accordance with GAAP (without giving effect to FASB Accounting Standards Update No. 2016-02, Leases, ASC Topic 842) or obligations of such Person to pay the deferred and unpaid purchase price of property, equipment and software (other than ordinary course trade payables); (iii) all payment obligations under any interest rate or currency swap agreements or interest rate or currency hedge agreements to which such Person is a party; (iv) all obligations of such Person pursuant to securitization or factoring programs or arrangements; (v) all obligations in respect of bankers’ acceptances, performance, bonds, or letters of credit, in each case in the maximum amount that such Person would be required to pay if drawn or called; (vi) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Company; (vii) all obligations to secure all or part of the purchase price of any property, business assets, or services or otherwise arising out of any acquisition or sale transaction (including seller notes, earn-out payments, purchase price adjustments, deferred compensation, contingent valuation rights and costs triggered thereby or similar obligations); (viii) all obligations secured by a Lien on the property or assets of the Company; (ix) to the extent not otherwise the obligations of Seller (rather than the Company), all accrued and unpaid income Tax liabilities with respect to any Pre-Closing Tax Period (which shall not be less than zero in any jurisdiction and which shall not include any offsets or reductions with respect to Tax refunds or overpayments), other than any such liabilities that are (or will be) reflected on Seller Group Tax Returns; (x) all director, manager, or similar fees payable to any directors, managers, or their equivalent of Seller; (xi) all fees, costs and expenses (including fees, costs, and expenses of legal counsel, investment bankers, brokers, financial advisors, accountants, or other Representatives and consultants) incurred by the Company in connection with past acquisitions of entities or businesses; (xii) to the extent not included in the definition of Closing Company Transaction Expense Amount and which are not otherwise the obligations of Seller (rather than the Company), (A) all amounts payable pursuant to retention bonus or severance obligations owed by such Person to its service providers as of the Closing or solely as a result of the consummation of the transactions contemplated by this Agreement, whether or not accrued as of the Closing Date, (B) unpaid long-term payroll obligations, and (C) obligations under the Seller Equity Plans or Seller ESPP, and, in the case of each item set forth in this clause (xii), all applicable employer-side payroll taxes arising therefrom; (xiii) all fees, costs and other expenses incurred in connection with or arising out of that certain Final Award from the ICC International Court of Arbitration (Case No. 27107/AB/XZG) dated September 26, 2024 between EOC Pharma (Hong Kong) Limited and Seller (including all Losses incurred arising in connection with the facts and circumstances underlying, or in consequence of, such Final Award and any litigation contemplated thereunder); (xiv) accrued interest on the Company’s balloon payment obligation owed to Bristol-Myers Squibb; and (xv) all guarantees of any Indebtedness of any other Person of a type described in clauses (i) through (xiv), and all interest, fees, penalties, premiums, breakage costs, and other expenses or payments described in clauses (i) through (xiv) above and of any Person the payment of which is directly or indirectly guaranteed by the Company, or for which the Company is liable, directly or indirectly, as obligator, surety, or otherwise in each case together with any accrued but unpaid interest or prepayment premiums related thereto.

(iii) “Indemnified Taxes” means (i) any and all Taxes of Seller, (ii) any and all Taxes imposed on or with respect to the Company attributable to any Pre-Closing Tax Period, (iii) any and all Taxes of any Person (other than the Company) imposed on or with respect to the Company as a transferee or successor, by contract (other than any such contract entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes) or pursuant to any Law, which Taxes relate to an event or transaction occurring before the Closing, (iv) any and all Taxes of any member of an affiliated, consolidated, combined, or unitary group of which the Company (or any predecessor) is or was a member on or prior to the Closing Date, including pursuant to Treasury Regulation Section 1.1502-6 or any analogous or similar state, local, or foreign law or regulation, and (v) any and all employer-side payroll, Taxes attributable to any payments that are contingent upon or payable as a result of the transactions contemplated by the Transaction Documents.

(jjj) “Intellectual Property” means any and all of the following rights arising under the Laws of any jurisdiction throughout the world: (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), invention disclosures, discoveries, all improvements thereto; (ii) all issued patents, patent applications, and patent disclosures, together with all counterparts claiming priority therefrom, and all reissuances, continuations, continuations-in-part, divisions, extensions, and reexaminations thereof and applications sharing common technical specifications (collectively, the “Patents”); (iii) all rights in works of authorship and other copyrightable works (including, but not limited to, all such copyrightable data compilations, website content, advertising collateral, and promotional materials), whether published or unpublished, and all applications, registrations, and renewals in connection therewith, together with all translations, adaptations, derivations, and combinations thereof, and all moral rights and all other rights associated therewith; (iv) all registered and unregistered trademarks, service marks, trade dress, logos, designs, slogans, trade names (including social media corporate identifiers), corporate and business names, Internet domain names, including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith (collectively, the “Marks”); (v) all trade secrets and confidential business information (including technical, scientific, and other information, ideas, research and development, know-how, recipes, formulas, compositions, methods, manufacturing and production processes and techniques, technical data and information, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), and all other information that derives economic value from not being generally known (collectively, the “Trade Secrets”); (vi) all other similar proprietary rights; (vii) all claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof; and (viii) any similar, corresponding or equivalent rights to any of the foregoing.

(kkk) “Intervening Event” means any Effect, or any material consequence of such Effect, that (i) as of the date of this Agreement was not known or reasonably knowable based on facts known to the Seller Board or any executive officers of Seller or the Company as of the date of this Agreement; and (ii) does not directly or indirectly relate to an Acquisition Proposal.

(lll) “IRS” means the United States Internal Revenue Service.

(mmm) “Knowledge” of a Person, with respect to any matter in question, means, (i) with respect to Seller or the Company, the knowledge as of the date of this Agreement of the individuals set forth on Schedule C, in each case after due inquiry of their direct reports who would reasonably be expected to have knowledge of the matter in question and assuming reasonable discharge of such Person’s professional duties, (ii) with respect to any other Person that is a natural person, the actual knowledge of such Person, and (iii) with respect to any other Person that is not a natural person, the knowledge of such Person’s executive management team after due inquiry of their direct reports who would reasonably be expected to have knowledge of the matter in question and assuming reasonable discharge of such Person’s professional duties. Without limiting the foregoing, all references to the Knowledge of the Company shall include the Knowledge of Seller.

(nnn) “Law” means any federal, state, provincial, local, municipal, foreign, international, multinational or other constitution, statute, code, law (including common law), ordinance, regulation, rule, Order, judgment, decree, treaty or stock exchange listing requirement or other requirement, rule of law or pronouncement of any Governmental Authority having the effect of law.

(ooo) “Legal Proceeding” means any claim, action, arbitration, audit, hearing, investigation, charge, lawsuit, litigation (whether civil, criminal or administrative) or other similarly formal legal proceeding commenced, brought by, conducted or heard by or pending before, or otherwise involving, any Governmental Authority.

(ppp) “Lien” means any lien, encumbrance, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude or transfer restriction.

(qqq) “Lookback Date” means January 1, 2021.

(rrr) “Losses” means any and all losses, liabilities, damages, fines, Taxes, judgments, awards, claims, suits, judgments, assessments, royalties, penalties, settlements, costs and expenses arising directly or indirectly from any matter, fact or circumstance with respect to which indemnification is provided under Article IX, together with all reasonable court costs and litigation expenses (including reasonable attorneys’ and other legal fees and out-of-pocket expenses) actually incurred and including the reasonable cost of the investigation and preparation or defense of any Legal Proceeding in connection therewith.

(sss) “Measurement Time” means 12:01 a.m. Pacific Time on the Closing Date.

(ttt) “Nasdaq” means The Nasdaq Stock Market.

(uuu) “OFAC” means the U.S. Treasury Department Office of Foreign Assets Control.

(vvv) “Order” means any order, writ, injunction, decree or arbitration ruling or judgment of a Governmental Authority.

(www) “Permit” means any permit, license, variance, clearance, Consent, commission, franchise, exemption or Order from a Governmental Authority.

(xxx) “Permitted Lien” means any of the following: (i) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith and by appropriate Legal Proceedings and for which reserves have been established in accordance with GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other similar Liens or security interests that are not yet delinquent or that are being contested in good faith and by appropriate Legal Proceedings; (iii) leases, subleases and licenses (other than capital leases and leases underlying sale and leaseback transactions) entered into with other Persons in the ordinary course of business under which there exists no material default; (iv) pledges or deposits to secure obligations pursuant to workers’ compensation Laws or similar legislation or to secure public or statutory obligations; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vi) easements, covenants, encumbrances and rights of way of record, in each case that do not, and are not reasonably likely to, adversely affect in any material respect the current use or occupancy of the applicable property owned, leased, used or held for use by the Company; (vii) zoning, building and other similar codes or restrictions that are not violated in any material respect by the current use or occupancy by the Company of the real property subject thereto; (viii) statutory, common law or contractual Liens of landlords under real property leases; and (ix) non-exclusive licenses, sub-licenses or other rights to Company Intellectual Property.

(yyy) “Person” means any individual or Entity.

(zzz) “Pre-Closing Period” means the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of (i) the termination of this Agreement pursuant to Article VIII and (ii) the Closing Date.

(aaaa) “Pre-Closing Tax Period” means any taxable year or period that ends on or before the Closing Date, and the portion of any Straddle Period ending on and including the Closing Date.

(bbbb) “PRECISION-1 Clinical Trial” means the Phase 2 multi-center open-label basket Clinical Trial of nab-sirolimus for adult and adolescent patients with malignant solid tumors harboring pathogenic inactivating alterations in TSC1 or TSC2 genes conducted by or on behalf of the Company and Seller.

(cccc) “Purchased Shares” means all of the issued and outstanding shares of Company Capital Stock (all of which are owned beneficially and of record by Seller).

(dddd) “Purchaser Material Adverse Effect” means any Effect that, individually or taken together with all other Effects, prevents or could reasonably be expected to prevent Purchaser from consummating the Stock Purchase or the ability of Purchaser to perform its covenants and obligations pursuant to this Agreement on or prior to the Termination Date.

(eeee) “Regulatory Law” means (i) the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914 and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition or (ii) any Law that provides for review of the cross-border acquisition of any interest in or assets of a business (including for national security or defense reasons) under the jurisdiction of an applicable Governmental Authority of competent jurisdiction, that, in each case, are applicable to the Stock Purchase.

(ffff) “Related Person” means: (a) with respect to an individual: (i) each other member of such individual’s nuclear family; (ii) any Affiliate of such Person or any one or more members of such individual’s nuclear family; (iii) any Person in which such individual or the members of such individual’s nuclear family hold (individually or in the aggregate) a material interest; and (iv) any Person with respect to which such individual or one or more members of such individual’s nuclear family serves as a director, officer, partner, manager, executor, or trustee (or in a similar capacity); and (b) with respect to an Entity: (i) any Affiliate of such Person; (ii) any Person that holds a material interest in such Entity; (iii) any Person that serves as a director, officer, partner, manager, executor, or trustee (or in a similar capacity) of such Entity; (iv) any Person in which such Entity holds a material interest; and (v) any Person with respect to which such Entity serves as a general partner, manager, or trustee (or in a similar capacity).

(gggg) “Representatives” means the Affiliates, directors, officers, employees, consultants, agents, representatives and advisors of a Party and its Subsidiaries, as applicable.

(hhhh) “Restricted Cash” means restricted cash or cash equivalents as determined in accordance with GAAP consistent with the preparation of Seller’s financial statements.

(iiii) “Restricted Territory” means any country or territory where the Business has been or is currently proposed to be conducted by any member of the Seller Group.

(jjjj) “Retention Amount” means the “Initial Retention” as defined in the RWI Policy, which will not exceed $600,000.

(kkkk) “Sanctioned Country” means any country or region that is, or has been since April 24, 2019, the subject or target of a comprehensive embargo under Sanctions Laws (including Cuba, Iran, North Korea, Syria, and the Crimea, Donetsk, and Luhansk regions of Ukraine).

(llll) “Sanctioned Person” means any Person that is the subject or target of applicable sanctions or restrictions under Sanctions Laws, including (a) any Person listed on any applicable U.S. or non-U.S. sanctions or export-related restricted party list, including OFAC’s Specially Designated Nationals and Blocked Persons List; (b) any entity that is, in the aggregate, fifty percent (50%) or greater owned, directly or indirectly, or otherwise controlled as defined under Sanctions by a Person or Persons described in clause (a); or (c) any national of a Sanctioned Country.

(mmmm) “Sanctions Laws” means all U.S. and applicable non-U.S. Laws and regulations relating to economic or trade sanctions, including the Laws administered or enforced by the United States (including by OFAC) or the United Nations Security Council.

(nnnn) “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

(oooo) “SEC” means the United States Securities and Exchange Commission.

(pppp) “Securities Act” means the Securities Act of 1933, as amended.

(qqqq) “Seller RSU Awards” means any awards of restricted stock units covering shares of Seller Common Stock outstanding pursuant to any of the Seller Equity Plans.

(rrrr) “Seller Benefit Plan” means any plan, program, policy, practice, contract, agreement or other arrangement, whether or not subject to ERISA (including any related funding mechanism now in effect or required in the future), providing for compensation, a bonus, a stock option, stock purchase or other equity-based award, a performance award, incentive compensation, profit sharing, pension benefits, savings, retirement benefits, disability benefits, life or other insurance, health or medical benefits, employee assistance, sick leave, vacation, deferred compensation, severance, termination pay, post-employment benefits, retention, change of control compensation, or any other fringe, welfare or other employee benefit or remuneration of any kind, whether or not in writing, whether funded or unfunded, formal or informal, insured or self-insured, and each “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA), in each case, that is established, sponsored, maintained, contributed to or required to be contributed to by Seller or any ERISA Affiliate of Seller for the benefit of any Acquired Employee, other than a Company Benefit Plan.

(ssss) “Seller Board” means the Board of Directors of Seller.

(tttt) “Seller Capital Stock” means, collectively, the Seller Common Stock and the Seller Preferred Stock.

(uuuu) “Seller Common Stock” means the common stock, par value $0.0001 per share, of Seller.

(vvvv) “Seller Equity Plans” means (i) the Aadi Biosciences, Inc. 2021 Equity Incentive Plan, as amended, (ii) the Aadi Biosciences, Inc. 2023 Inducement Equity Incentive Plan, and (iii) the Aadi Biosciences, Inc. Amended and restated 2014 Equity Incentive Plan.

(wwww) “Seller ESPP” means Seller’s 2021 Employee Stock Purchase Plan.

(xxxx) “Seller Financial Advisor” means Leerink Partners LLC.

(yyyy) “Seller Fundamental Representations” means the representations and warranties of Seller set forth in the following sections of this Agreement: Section 3.1 (Organization; Good Standing); Section 3.2 (Corporate Power; Enforceability); Section 3.3(a) (Seller Board Approval; Fairness Opinion); Section 3.4 (Requisite Stockholder Approval); clause (a) of Section 3.5 (Non-Contravention); Section 3.7 (Company and Seller Capitalization); Section 3.8 (Subsidiaries); and Section 3.28 (Brokers).

(zzzz) “Seller Group” means, collectively, Seller and all of Seller’s controlled Affiliates.

(aaaaa) “Seller Group Tax Returns” means, any Tax Returns of the Seller Group (other than Tax Returns that are solely for the Company and do not include any member of the Seller Group other than the Company).

(bbbbb) “Seller Material Adverse Effect” means any Effect that, individually or taken together with all other Effects, prevents or could reasonably be expected to prevent Seller from consummating the Stock Purchase on or prior to the Termination Date.

(ccccc) “Seller Options” means any options to purchase shares of Seller Common Stock outstanding pursuant to any of the Seller Equity Plans.

(ddddd) “Seller Preferred Stock” means the preferred stock, par value $0.0001 per share, of Seller.

(eeeee) “Seller Standard Representations” means all representations and warranties of Seller contained in this Agreement, other than the Seller Fundamental Representations.

(fffff) “Seller Stockholders” means the holders of shares of Seller Common Stock.

(ggggg) “Seller Termination Fee” means an amount in cash equal to $3,500,000.

(hhhhh) “Seller Warrant” means any warrant to purchase shares of Seller Common Stock.

(iiiii) “Service Provider” means any current or former employee, individual independent contractor, consultant or member of the board of directors of the Company or any Subsidiary of the Company.

(jjjjj) “Specified Company Products” means the Company’s sirolimus protein-bound particles for injectable suspension (albumin-bound) (“nab-sirolimus”), currently marketed for sale to consumers by Seller and the Company under the brand name FYARRO® as approved by the FDA under New Drug Application 213312, and any pharmaceutical products comprising nab-sirolimus, alone or in combination with one or more additional active pharmaceutical ingredients, in each case to the extent such additional active pharmaceutical ingredients are owned or controlled by Seller or the Company in such combination (whether packaged together or in the same therapeutic formulation or otherwise).

(kkkkk) “Straddle Period” means any taxable period that includes (but does not end on) the Closing Date.

(lllll) “Subsidiary” of any Person means (i) a corporation more than fifty percent (50%) of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person; (ii) a partnership of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership; (iii) a limited liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company; and (iv) any other Person (other than a corporation, partnership or limited liability company) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, has at least a majority ownership or the power to direct the policies, management and affairs thereof (including by contract).

(mmmmm) “Superior Proposal” means a bona fide written Acquisition Proposal from any Person other than Purchaser or any of its Affiliates that did not result from any material breach of Section 5.3(a) by Seller or the Company or their respective Representatives and that is on terms that the Seller Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) is (a) reasonably likely to be consummated in accordance with its terms, and (b) if consummated, would result in a transaction that (x) if structured as an acquisition of Seller Capital Stock, is more favorable to the Seller Stockholders (in their capacities as such), from a financial point of view, than the Stock Purchase or (y) if structured otherwise, including as an acquisition of Company Capital Stock or the assets of the Seller or the Company, is more favorable to Seller, from a financial point of view than the Stock Purchase, taking into account (in both the case of clause (x) and in the case of clause (y)) (i) any revisions to this Agreement or the terms of the Stock Purchase communicated in writing by Purchaser prior to the time of such determination, and (ii) those factors and matters deemed relevant in good faith by the Seller Board, which factors may include the (A) identity of the Person making the proposal, (B) likelihood of consummation in accordance with the terms of such Acquisition Proposal, and (C) legal, financial (including the financing terms), regulatory, timing and other aspects of such Acquisition Proposal. For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “fifteen percent (15%)” in the definition of “Acquisition Transaction” will be deemed to be references to “fifty percent (50%).”

(nnnnn) “Tax” means all U.S. federal, state or local, or non-U.S. income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, capital stock, capital gains, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, escheat or unclaimed property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other taxes, customs, tariffs, imposts, levies, duties, fees or other like assessments or charges in the nature of a tax imposed by a Governmental Authority, together with all interest, penalties and additions imposed with respect to such amounts, whether disputed or not.

(ooooo) “Tax Returns” means all Tax returns, declarations, statements, reports, schedules, forms and information returns, including any attachments thereto or amendments thereof, filed or required to be filed with any Governmental Authority relating to Taxes.

(ppppp) “Third Person” means any Person or “group” (as defined under Section 13(d) of the Exchange Act) of Persons, other than Purchaser or any of its Affiliates, or any Group that includes Purchaser or any of its Affiliates.

(qqqqq) “Transaction Documents” means, collectively, this Agreement and the Confidentiality Agreement and any other document contemplated thereby or any document or instrument delivered in connection therewith.

(rrrrr) “Transaction Litigation” means any Legal Proceeding commenced or threatened against a Party or any of its Subsidiaries, Affiliates, directors, employees or otherwise relating to, involving or affecting such Party or any of its Subsidiaries, Affiliates, directors or employees, in each case in connection with, arising from or otherwise relating to the Stock Purchase or any of the other transactions contemplated by this Agreement, including any Legal Proceeding alleging or asserting any misrepresentation or omission in the Proxy Statement or any Other Required Seller Filing or any other communications to the Seller Stockholders, in each case other than any Legal Proceedings among the Parties or their respective Affiliates related to this Agreement, the Transaction Documents or the Stock Purchase.

(sssss) “Transfer Taxes” means all U.S. federal, state or local or non-U.S. sales, use, transfer, real property transfer, mortgage recording, stamp duty, value added or similar Taxes that may be imposed in connection with the Stock Purchase or any other transactions contemplated by or effected pursuant to any Transaction Document (but excluding, for the avoidance of doubt, any income Taxes or Taxes in lieu thereof).

(ttttt) “Treasury Regulations” means the regulations promulgated under the Code by the United States Department of Treasury.

1.2 Additional Definitions. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Accounting Referee	2.4(e)(i)
Agreement	Preamble
AI	3.22(h)
Alternative Acquisition Agreement	5.3(a)
Claim Notice	9.5(a)
Claimed Amount	9.5(a)
Closing	2.2
Closing Date	2.2
Company	Preamble
Company Securities	3.7(b)
Contested Amount	9.5(b)
Continuing Employee	6.7(c)
Contractors	3.22(a)
Data Protection Laws	3.18
DGCL	3.1
Downward Purchase Price Adjustment	2.4(f)(ii)
EDGAR	1.3(v)
Electronic Delivery	10.13

Term	Section Reference
Estimated Closing Adjustment Amount	2.4(a)
Estimated Closing Adjustment Statement	2.4(a)
FDCA	3.19(b)
Final Closing Adjustment Amount	2.4(f)(i)
Final Statement	2.4(b)
In-bound License	3.16(d)
Indemnified Parties	9.2(a)
Indemnifying Party	9.5(a)
Insurance Policies	3.26(a)
International Employee Plans	3.21(b)
Lease	3.14(b)
Leased Real Property	3.14(b)
Material Contract	3.13(a)(xvi)
Notice of Disagreement	2.4(c)
OIG	3.24(b)
Ongoing Clinical Programs	6.17(b)
Other Required Purchaser Filing	6.3(d)
Other Required Seller Filing	6.3(c)
Out-bound License	3.16(d)
Parties	Preamble
Party	Preamble
Permitted Indebtedness	5.2(j)
Personal Information	3.18
Pre-Closing Restructuring	6.16(a)
Pre-Closing Returns	6.18(d)(ii)
Preliminary Statement	2.4(b)
Proxy Statement	6.3(a)
Purchaser	Preamble
Purchaser Returns	6.18(d)(iii)
Regulatory Authority	3.19(a)
Relevant Matters	10.10
Remaining Employees	6.7(b)
Requisite Stockholder Approval	3.4
Resolution Period	2.4(e)(i)
Response Notice	9.5(b)
Restricted Period	6.20(b)
RWI Policy	Recitals
Section 1.1502-36 Election	6.18(f)
Seller	Preamble
Seller Board Recommendation	3.3(a)
Seller Board Recommendation Change	5.3(c)(i)
Seller Disclosure Letter	1.4
Seller SEC Reports	3.9
Seller Stockholder Meeting	6.4(a)
Stock Purchase	Recitals

Term	Section Reference
Support Agreements	Recitals
Survival Date	9.1(c)
Tax Controversy	6.18(g)(ii)
Termination Date	7.3(c)
Third-Party Claim	9.4(a)
Third-Party Claim Notice	9.4(a)
Third-Party Regulated Service Provider	3.19(f)
Transition Services	6.19
Transition Services Agreement	6.19
Unresolved Matters	2.4(e)(iii)
Upward Purchase Price Adjustment	2.4(f)(i)
WARN Act	3.22(e)
Wilson Sonsini	10.15(a)
Wind-Down Activities	6.17(a)
Wind-Down Costs	6.17(a)

1.3 Certain Interpretations.

(a) References to this Agreement. Unless the context of this Agreement otherwise requires, (i) when a reference is made in this Agreement to an Article, Section, Schedule or Exhibit, that reference is to an Article, Section, Schedule or Exhibit to this Agreement, as applicable, and (ii) references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. References to this Agreement (in this Agreement or any other Transaction Document) mean this Agreement as amended, supplemented or otherwise modified from time to time in accordance with Section 10.2.

(b) Hereof, Including, etc. When used in this Agreement, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the phrase “the date hereof” means “the date of this Agreement;” and (iii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Neither, etc. Not Exclusive. Unless the context of this Agreement otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive. The rule known as the ejusdem generis rule will not apply, and accordingly, general words introduced by the word “other” will not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things.

(d) Extent. The phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) Dollars. When used in this Agreement, references to “$” or “Dollars” are references to United States dollars. All amounts in this Agreement will be paid in Dollars, and if any amounts, costs, fees or expenses incurred by any Party pursuant to this Agreement are denominated in a currency other than Dollars, to the extent applicable, the Dollar equivalent for such costs, fees and expenses will be determined by converting such other currency to Dollars at the foreign exchange rates published by Bloomberg or, if not reported thereby, another authoritative source reasonably determined by Seller, in effect at the time that such amount, cost, fee or expense is incurred. If the resulting conversion yields a number that extends beyond two decimal points, it will be rounded to the nearest penny.

(f) Meaning of Terms. The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement unless otherwise defined in such certificate or document. References to the “United States” or abbreviations thereof mean the United States of America and its states, territories and possessions.

(g) References to Parties. References to any Person (including any Party) include references to such Person’s successors and permitted assigns, and, in the case of any Governmental Authority, to any other Governmental Authority succeeding to its functions and capacities.

(h) References to Subsidiaries. Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(i) Writings. References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by Electronic Delivery. “Written” will be construed in the same manner.

(j) Legislation; Contracts. A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations, statutory instruments and applicable guidance, guidelines, bulletins or policies issued or made in connection therewith by a Governmental Authority) as of such date. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time, and any exhibits, schedules, annexes, statements of work, riders and other documents attached thereto.

(k) Accounting Matters. Except as otherwise provided in this Agreement, all accounting terms used in this Agreement will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP. An item arising with respect to a specific representation or warranty will be deemed to be “reflected on” or “set forth in” a balance sheet or financial statements, to the extent that any such phrase appears in such representation or warranty, if (i) there is a reserve, accrual or other similar item underlying a number on such balance sheet or financial statements that is related to the subject matter of such representation; (ii) such item is otherwise specifically set forth on the balance sheet or financial statements; or (iii) such item is specifically set forth on the balance sheet or financial statements and is specifically set forth in the notes thereto.

(l) Headings. The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement.

(m) Applicable Time. Unless otherwise indicated, all references to a specific time are to the then-applicable local time in San Francisco, California.

(n) Calculation of Time Periods. Unless otherwise indicated or with respect to any period measured in hours, (i) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded; (ii) if the last day of such period is not a Business Day, then the period in question will end on the next Business Day; (iii) if any action must be taken on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day; (iv) the measure of a period of one month or year for purposes of this Agreement will be the day of the following month or year corresponding to the starting date; and (v) if no corresponding date exists, then the end date of such period being measured will be the next actual day of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). References to “from” or “through” any date means, unless otherwise specified, from and including or through and including such date, respectively.

(o) Nature of Days and Months. Whenever this Agreement refers to a number of days, that number will refer to calendar days unless Business Days are specified. Any reference to a “month” means a calendar month.

(p) Representations Are Not Covenants. Nothing contained in Article III or Article IV may be construed as a covenant under the terms of this Agreement, other than the acknowledgments and agreements set forth in Section 3.29 and Section 4.12 to the extent necessary to give full effect to the acknowledgments and agreements set forth therein.

(q) Joint Drafting. The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement. Accordingly, the Parties irrevocably waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(r) Summaries. No summary of this Agreement or any Exhibit, Schedule or other document delivered with this Agreement or any other Transaction Document that is prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit, Schedule or document.

(s) No Admission. The information contained in this Agreement and in the Seller Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained in this Agreement or in the Seller Disclosure Letter will be deemed to be an admission by any Party to any other Person of any matter whatsoever, including (i) any violation of Law or breach of contract, or (ii) that such information is material or is required to be referred to or disclosed under this Agreement. Disclosure of any information or document in the Seller Disclosure Letter is not a statement or admission that it is material or required to be disclosed in the Seller Disclosure Letter. Nothing in the Seller Disclosure Letter constitutes an admission against Seller’s interest or represents Seller’s legal position or legal rights on the matter so disclosed. No reference in this Agreement to dollar amount thresholds will be deemed to be evidence of a Company Material Adverse Effect or Purchaser Material Adverse Effect, as applicable, or materiality.

(t) Nature of Information Disclosed. It is understood and agreed that the (i) specification of any dollar amount in the representations and warranties contained in this Agreement is not intended to imply that such amounts (or higher or lower amounts) are or are not material, and (ii) inclusion of any specific item in the Seller Disclosure Letter is not intended to imply that such items are or are not material or are within or outside of the ordinary course of business. In each case, no Party may use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Seller Disclosure Letter in any dispute or controversy between the Parties as to whether any obligation, item or matter not described in this Agreement is or is not material for purposes of this Agreement or whether any obligation, item or matter included in the Seller Disclosure Letter is or is not material for purposes of this Agreement or is within or outside of the ordinary course of business.

(u) No Reliance by Others on Representations. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 10.3 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the Knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of facts or circumstances as of the date of this Agreement or as of any other date.

(v) Made Available. The phrases “furnished,” “provided,” “delivered” or “made available” or words of similar import when used with respect to documents or other information means that such documents or information have been physically or electronically delivered to the relevant Party at least two (2) Business Days prior to the date of this Agreement, including by being (i) posted to the virtual data room managed by Seller and the Company in connection with the Stock Purchase or (ii) filed with or furnished to the SEC and available in its Electronic Data Gathering, Analysis and Retrieval database (“EDGAR”).

(w) Ordinary Course. References to “ordinary course” or “ordinary course of business” of a Person refers to the ordinary course of business of such Person.

1.4 Seller Disclosure Letter. The information set forth in the disclosure letter delivered by Seller to Purchaser on the date of this Agreement (the “Seller Disclosure Letter”) is disclosed under separate Section and subsection references that correspond to the Sections and subsections of this Agreement to which such information relates. The information set forth in each Section or subsection of the Seller Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations, warranties or covenants of Seller that are set forth in the corresponding Section or subsection of this Agreement, and (b) any other representations, warranties or covenants of Seller that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations, warranties or covenants is reasonably apparent.

ARTICLE II

THE CLOSING

2.1 Purchase and Sale of the Purchased Shares. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller shall sell, assign, transfer, convey and deliver the Purchased Shares to Purchaser and Purchaser shall purchase the Purchased Shares from Seller, for the consideration specified below in this Article II.

2.2 The Closing. The consummation of the Stock Purchase (the “Closing”) shall take place by the remote exchange of electronic copies of documents and signatures (including by Electronic Delivery) on a date to be agreed upon by Purchaser and Seller that is no later than the second (2nd) Business Day after the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless another date is agreed in writing by Seller and Purchaser. The date on which the Closing actually occurs is referred to as the “Closing Date.”

2.3 Closing Deliveries.

(a) At the Closing, Purchaser will:

(i) deliver, or cause to be delivered, to Seller an amount equal to the Closing Purchase Price, to an account designated in the Estimated Closing Adjustment Statement; and

(ii) if the parties have completed the negotiation of the Transition Services Agreement in accordance with Section 6.19, execute and deliver the Transition Services Agreement to Seller.

(b) At the Closing, Seller will:

(i) deliver a properly completed and duly-executed IRS Form W-9 to Purchaser; and

(ii) if the parties have completed the negotiation of the Transition Services Agreement in accordance with Section 6.19, execute and deliver the Transition Services Agreement to Purchaser.

2.4 Purchase Price Adjustments.

(a) Estimated Closing Statement. Not later than five (5) Business Days prior to the Closing Date, Seller will deliver to Purchaser a written statement (the “Estimated Closing Adjustment Statement”) setting forth Seller’s good faith estimates of the Closing Adjustment Amount and each component and sub-component thereof. The estimate of the Closing Adjustment Amount, as set forth in the Estimated Closing Adjustment Statement, is referred to herein as the “Estimated Closing Adjustment Amount.” The Estimated Closing Adjustment Statement, and the component and sub-component items thereof, will be prepared in accordance with GAAP in a manner consistent with the definitions contained herein and the Company’s accounting policies and historical accounting practices. Seller shall deliver to Purchaser together with the Estimated Closing Adjustment Statement reasonable supporting detail regarding the calculation of each component of the Estimated Closing Adjustment Amount, and such schedules and data with respect to the determination of such amounts as Purchaser and its Representatives reasonably request for the purposes of their review of the Estimated Closing Adjustment Statement (it being understood and agreed that Purchaser’s acceptance of the Estimated Closing Adjustment Statement shall not be deemed to waive or otherwise impair any rights of Purchaser relating to its preparation of the Preliminary Statement and the adjustments to the Estimated Closing Adjustment Amount pursuant to this Section 2.4).

(b) Preliminary Statement. Within sixty (60) calendar days after the Closing Date, Purchaser will prepare and deliver to Seller a preliminary statement (the “Preliminary Statement”) setting forth in reasonable detail Purchaser’s good faith calculation of the Closing Adjustment Amount and each component and sub-component thereof. The Preliminary Statement and each component and sub-component item thereof will be prepared in accordance with GAAP in a manner consistent with the definitions contained herein and the Company’s accounting policies and historical accounting practices. Purchaser shall deliver to Seller together with the Preliminary Statement reasonable supporting detail regarding the calculation of each component of the Closing Adjustment Amount calculated by Purchaser, and such schedules and data with respect to the determination of such amount as Seller and its Representatives reasonably request for the purposes of their review of the Preliminary Statement. The Preliminary Statement, as finally modified pursuant to Section 2.4(c), Section 2.4(d) and Section 2.4(e), is referred to herein as the “Final Statement.” All disputes with respect to the Preliminary Statement will be resolved in accordance with Section 2.4(c), Section 2.4(d) and Section 2.4(e).

(c) Review of Preliminary Statement. For a period of thirty (30) days following Purchaser’s delivery of the Preliminary Statement to Seller, Purchaser will grant Seller and its Representatives reasonable access during normal business hours, for the purpose of verifying the Preliminary Statement: (x) the Company’s books and records, work papers, trial balances and similar materials relating to the Preliminary Statement; (y) supporting documents in reasonable detail for the calculation of the amounts set forth in the Preliminary Statement; and (z) the Company’s personnel responsible for the preparation of the Preliminary Statement. Unless Seller has delivered to Purchaser a notice of disagreement with the Preliminary Statement (the “Notice of Disagreement”) prior to 11:59 p.m. Pacific time on the 30th day following Purchaser’s delivery of the Preliminary Statement to Seller, the Preliminary Statement will become the Final Statement on the 31st day following delivery of the Preliminary Statement (or upon such earlier time as Seller and Purchaser may agree). If issued, the Notice of Disagreement will set forth in reasonable detail any proposed adjustment to the Preliminary Statement and the basis for such adjustment.

(d) Resolution of a Notice of Disagreement. If a Notice of Disagreement is delivered in accordance with Section 2.4(c), then (i) any amount set forth in the Preliminary Statement as to which Seller has not objected in such Notice of Disagreement will be deemed to be accepted and will become part of the Final Statement, and (ii) the Preliminary Statement, as modified to reflect the adjustments in the Notice of Disagreement (1) accepted by Purchaser in writing or (2) determined by the Accounting Referee pursuant to Section 2.4(e)(iii) will become the Final Statement on the earlier of (x) the date that Seller and Purchaser resolve in writing all remaining disputed matters specified in the Notice of Disagreement, or (y) the date that the Accounting Referee delivers to Seller and Purchaser a copy of the Final Statement and its calculation of the Closing Adjustment Amount pursuant to Section 2.4(e).

(e) Resolution by Accounting Referee.

(i) During the 30-day period following delivery of a Notice of Disagreement (the “Resolution Period”), the Parties shall in good faith seek to resolve in writing any differences that they may have with respect to the calculation of the Closing Adjustment Amount and each component and sub-component thereof. Any written resolution signed by each of Purchaser and Seller as to any such matter or matters contemplated in this Section 2.4(e) shall be final, binding, conclusive and non-appealable for all purposes hereunder. If Purchaser and Seller do not resolve to their mutual satisfaction all disputed adjustments in the Notice of Disagreement within the Resolution Period (or such longer period of time as Purchaser and Seller may mutually agree in writing), then any remaining disputed adjustments that were included in the Notice of Disagreement will, within ten (10) Business Days thereafter, be submitted to and settled by Ernst & Young LLP (or, if such accounting firm declines to act, by an independent accounting firm of national reputation mutually acceptable to Purchaser and Seller) (the “Accounting Referee”) in accordance with this Section 2.4(e). If Purchaser and Seller cannot agree on an Accounting Referee within five (5) Business Days after Ernst & Young LLP has given notice that it will not serve as the Accounting Referee, then Purchaser and Seller shall each select, within five (5) days after the end of such five (5) Business Day period, an independent accounting firm of nationally recognized standing (other than a so-called “Big Four” accounting firm) with expertise in resolving disputes of this nature and the firm selected by Purchaser and the firm selected by Seller shall mutually and promptly (and in any event within five (5) Business Days) select a third independent accounting firm of nationally recognized standing (other than a so-called “Big Four” accounting firm) with expertise in resolving disputes of this nature to serve, collectively, as the Accounting Referee. In making such determinations, the Accounting Referee will (A) act as an expert, not as an arbitrator and (B) not consider or review any settlement (or similar) offers made by Purchaser or Seller in connection therewith.

(ii) Seller will furnish the Accounting Referee with a copy of this Agreement, the Preliminary Statement and the Notice of Disagreement. Purchaser and Seller will also give the Accounting Referee (with a copy to Seller or Purchaser, as applicable) (A) position papers outlining such Party’s respective arguments and supporting documentation for such Party’s position, and (B) reasonable access to the books and records of Seller and the Company, including any work papers or other schedules prepared by Seller’s accountants (subject to compliance with such accountants’ customary procedures for release) relating to the preparation of the Preliminary Statement and the Notice of Disagreement; provided, in each case of clause (A) and (B) that neither Purchaser nor Seller shall be required to deliver any books, records or other information not in its possession after the Closing.

(iii) The Accounting Referee’s engagement will be limited to (A) reviewing the Preliminary Statement and the amounts placed in dispute by the Notice of Disagreement that remain in dispute (the “Unresolved Matters”), (B) determining (1) whether the calculations of the Unresolved Matters were prepared in accordance with this Agreement, (2) whether and to what extent the Preliminary Statement requires adjustment with respect to such calculations and (3) whether there were mathematical errors in the Preliminary Statement, (C) preparing the Final Statement, which will include those amounts in the Preliminary Statement accepted by Seller pursuant to Section 2.4(d) (for the avoidance of doubt, the Accounting Referee shall not be entitled to consider any items or matters other than the Unresolved Matters), and a final determination of the Unresolved Matters set forth in the Notice of Disagreement, (D) calculating the Closing Adjustment Amount and (E) determining the Parties’ respective proportionate allocations of the fees and expenses of the Accounting Referee (as described in this Section 2.4(e)(iii)). With respect to each Unresolved Matter, the Accounting Referee’s determination must (i) not assign a value to any item greater than the highest value claimed for such item or less than the lowest value claimed for such item by either Purchaser or Seller (it being understood and agreed that Seller’s position as to any disputed matter submitted to the Accounting Referee, including as to claimed values, shall be as set forth in the Notice of Disagreement), (ii) be restricted to such items included in the Notice of Disagreement that are then in dispute, and (iii) rely on its review of only the written presentations of Purchaser and Seller (it being understood and agreed that Seller’s position as to any disputed matters submitted to Accounting Referee, included as to claimed values, shall be as set forth in the Notice of Disagreement and Seller may not take a position different from its position as set forth therein) in resolving any matter that is in dispute.

(iv) The Parties will jointly instruct the Accounting Referee to (A) complete its preparation of the Final Statement and calculation of the Closing Adjustment Amount within twenty-five (25) days from the date of submission of the Unresolved Matters to the Accounting Referee and (B) deliver promptly thereafter a copy of the Final Statement and its calculation of the Closing Adjustment Amount to Seller and Purchaser, together with a report setting forth each Unresolved Matter and the Accounting Referee’s determination with respect thereto. The Accounting Referee’s determination will be conclusive and binding upon the Parties and may be entered and enforced in any court of competent jurisdiction. All communications with the Accounting Referee shall include at least one Representative of each Party, and no Party shall be permitted to communicate with the Accounting Referee other than as expressly set forth in this Section 2.4.

(v) During the engagement of the Accounting Referee, the Accounting Referee shall bill fifty percent (50%) of the total charges to each of Purchaser and Seller. The fees and expenses of the Accounting Referee will ultimately be borne by Seller and Purchaser (via a true-up immediately following the completion of the Accounting Referee’s work) in inverse proportion as they may prevail on matters resolved by the Accounting Referee, which proportionate allocations will also be determined by the Accounting Referee at the time the determination of the Accounting Referee is rendered on the Final Statement and the Closing Adjustment Amount. For example, if Seller disputes a total of $100 and the Accounting Referee awards $60 in favor of Seller, Purchaser shall ultimately bear 60% of the fees and expenses of the Accounting Referee, and Seller shall ultimately bear 40% of the fees and expenses of the Accounting Referee, with Purchaser promptly reimbursing Seller for such portion of any fees previously paid as is necessary to result in such final sharing percentages. In connection with the Accounting Referee’s determination as provided herein, the Accounting Referee shall also determine, taking into account all fees and expenses already paid by each of Purchaser, on the one hand, and Seller, on the other hand, as of the date of such determination (including any retainer), the allocation of the fees, costs and expenses of the Accounting Referee between Purchaser, on the one hand, and Seller, on the other hand. Notwithstanding the foregoing, all other fees, costs and expenses incurred by the Parties in connection with resolving any dispute hereunder before the Accounting Referee (including all fees, costs and expenses of their respective attorneys, accountants and other Representatives incurred in connection with resolving the dispute) shall be borne by the Party incurring such fee, cost and expense.

(f) Payment of Final Closing Adjustment Amount. Upon the final determination of the Final Statement in accordance with this Section 2.4:

(i) If the Closing Adjustment Amount, as finally determined in accordance with this Section 2.4 (the “Final Closing Adjustment Amount”), exceeds the Estimated Closing Adjustment Amount (the amount of such excess, the “Upward Purchase Price Adjustment”), Purchaser will pay to Seller an amount equal to the Upward Purchase Price Adjustment, by wire transfer of immediately available funds.

(ii) If the Estimated Closing Adjustment Amount exceeds the Final Closing Adjustment Amount (the amount of such excess, the “Downward Purchase Price Adjustment”), then Seller shall pay to Purchaser an amount equal to the absolute value of the Downward Purchase Price Adjustment, by wire transfer of immediately available funds to the account(s) designated in writing by Purchaser.

(iii) If a payment by Purchaser or Seller is required pursuant to this Section 2.4(f), such payment will be made within five (5) Business Days following the date on which the Preliminary Statement becomes the Final Statement (as determined in accordance with this Section 2.4).

(g) No New Methodologies. The Parties agree that (i) the purpose of preparing the Preliminary Statement and the Final Statement and calculating the Final Closing Adjustment Amount is solely to accurately measure the Closing Adjustment Amount and the components and sub-components thereof, in each case in accordance with GAAP in a manner consistent with the Company’s accounting policies and historical accounting practices, and (ii) such processes are not intended to permit the introduction of accounting methods, policies, principles, practices, procedures, classifications, judgments or estimations methodologies that differ from the Company’s accounting policies and historical accounting practices.

(h) Sole and Exclusive Remedy. The process set forth in this Section 2.4 will be the sole and exclusive remedy of the Parties and their respective Affiliates for any disputes related to the Closing Adjustment Amount and the calculations and amounts on which they are based or set forth in the related statements and notices delivered in connection therewith. After the final determination of the Closing Adjustment Amount pursuant to this Section 2.4, none of the Parties will have the right to make any claim based upon the calculation of such amounts as of the Closing even if subsequent events or subsequently discovered facts would have affected the determination of such amounts had such subsequent events or subsequently discovered facts been known at the time of the final determination of the Closing Adjustment Amount pursuant to this Section 2.4.

(i) Tax Treatment. The Parties agree to treat any payment made pursuant to this Section 2.4, as an adjustment to the Closing Purchase Price for Tax purposes to the extent permitted by applicable Law.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

With respect to any Section of this Article III, except (a) as disclosed in the Seller SEC Reports (including exhibits and other information incorporated by reference therein) and publicly available prior to the date hereof (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature), or (b) as set forth in the Seller Disclosure Letter (subject to Section 1.4), Seller represents and warrants to Purchaser as follows:

3.1 Organization; Good Standing. Seller and the Company (a) are each a corporation duly organized, validly existing and in good standing pursuant to the Delaware General Corporation Law (the “DGCL”); and (b) each have the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets. Seller and the Company are each duly qualified to do business and are in good standing in each jurisdiction where the character of their respective properties and assets owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States), except in the case of Seller where the failure to be so qualified or in good standing would not have a Seller Material Adverse Effect and in the case of the Company where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect. Seller has made available to Purchaser true, correct and complete copies of the Charter and the Bylaws, each as amended to date. The Company has not violated, and is not in violation of, the Charter or the Bylaws, and Seller has not violated, and is not in violation of, its Amended and Restated Certificate of Incorporation or its bylaws.

3.2 Corporate Power; Enforceability. The Company and Seller each have the requisite corporate power and authority to (a) execute and deliver this Agreement and the other Transaction Documents to which either of them is (or is proposed to be) a party; (b) assuming that the representations and warranties of Purchaser set forth in Section 4.6 are true and correct, perform its covenants and obligations under this Agreement and the other Transaction Documents to which either of them is (or is proposed to be) a party; and (c) subject to receiving the Requisite Stockholder Approval, and assuming that the representations and warranties of Purchaser set forth in Section 4.6 are true and correct, consummate the Stock Purchase and the other transactions contemplated by the Transaction Documents. Assuming that the representations and warranties of Purchaser set forth in Section 4.6 are true and correct, subject to receiving the Requisite Stockholder Approval, the execution and delivery of this Agreement and the other Transaction Documents by the Company and Seller, the performance by the Company and Seller of their respective covenants and obligations under this Agreement and the other Transaction Documents, and the consummation of the Stock Purchase and the other transactions contemplated by the Transaction Documents have each been duly authorized by all necessary corporate action on the part of the Company and Seller and no additional corporate actions on the part of the Company or Seller are necessary to authorize (i) the execution and delivery of this Agreement and the other Transaction Documents to which either of the Company or Seller is (or is proposed to be) a party by the Company and Seller; (ii) the performance by the Company and Seller of their respective covenants and obligations under this Agreement and the other Transaction Documents; or (iii) the consummation of the Stock Purchase and the other transactions contemplated by the Transaction Documents. This Agreement and the other Transaction Documents to which the Company or Seller is a party have been duly executed and delivered by the Company and Seller and, assuming the due authorization, execution and delivery by Purchaser, constitute legal, valid and binding obligations of the Company and Seller, enforceable against the Company and Seller in accordance with their terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity.

3.3 Seller Board Approval; Fairness Opinion.

(a) Seller Board Approval. The Seller Board has (i) determined that it is in the best interests of Seller and the Seller Stockholders, and declared it advisable, to enter into this Agreement and consummate the Stock Purchase and the other transactions contemplated by the Transaction Documents upon the terms and subject to the conditions set forth in this Agreement and the other Transaction Documents; (ii) approved the execution and delivery of this Agreement and the other Transaction Documents by Seller, the performance by Seller of its covenants and other obligations in this Agreement and the other Transaction Documents, and the consummation of the Stock Purchase and the other transactions contemplated by the Transaction Documents upon the terms and conditions set forth in this Agreement and the other Transaction Documents; (iii) directed that the approval of this Agreement and the Stock Purchase be submitted to a vote at a meeting of the Seller Stockholders; and (iv) recommended that the Seller Stockholders vote in favor of the approval of this Agreement and the Stock Purchase in accordance with the DGCL (collectively, the “Seller Board Recommendation”).

(b) Fairness Opinion. The Seller Board has received the opinion of the Seller Financial Advisor, dated the date of this Agreement, to the effect that, as of such date and subject to the qualifications, limitations, assumptions and other matters set forth therein, the Base Consideration is fair, from a financial point of view, to Seller. It is agreed and understood that such opinion is for the benefit of the Seller Board and may not be relied upon by Purchaser. Seller will make available to Purchaser a signed and complete copy of such opinion as soon as reasonably practicable following the date hereof.

3.4 Requisite Stockholder Approval. Assuming that the representations and warranties of Purchaser set forth in Section 4.6 are true and correct, the affirmative vote of the holders of a majority of the outstanding shares of Seller’s capital stock entitled to vote to approve this Agreement and the Stock Purchase (the “Requisite Stockholder Approval”) is the only vote of the holders of any class or series of Seller’s capital stock that is necessary pursuant to applicable Law, the certificate of incorporation of Seller or the bylaws of Seller to consummate the Stock Purchase and the other transactions contemplated by the Transaction Documents.

3.5 Non-Contravention. Assuming that the representations and warranties of Purchaser set forth in Section 4.6 are true and correct, the execution and delivery of this Agreement and the other Transaction Documents by the Company and Seller, the performance by the Company and Seller of their respective covenants and obligations under this Agreement and the other Transaction Documents, and the consummation of the Stock Purchase and the other transactions contemplated by the Transaction Documents do not (a) violate or conflict with any provision of the Charter, the Bylaws or the equivalent organizational or governing documents of Seller, (b) violate, conflict with, result in a violation or breach of any provision or term of, or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, result in the termination or acceleration of, or loss of rights in respect of, give any Person a basis for nonperformance under, or the right to accelerate, terminate, modify or cancel the performance required by, or result in a right of termination or acceleration pursuant to any Material Contract, (c) assuming compliance with the matters referred to in Section 3.6, violate or conflict with any Law applicable to Seller or the Company or by which any of their respective properties or assets are bound, or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties, assets or equity interests of the Company.

3.6 Requisite Governmental Approvals. No Consent, authorization of, filing or registration with, or notification to any Governmental Authority is required on the part of the Company or Seller in connection with the (a) execution and delivery of this Agreement by the Company and Seller; (b) performance by the Company and Seller of their respective covenants and obligations pursuant to this Agreement; or (c) consummation of the Stock Purchase, except (i) the filing with the SEC of the Proxy Statement, and such other filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, and (ii) compliance with any applicable requirements of the HSR Act and any applicable Regulatory Laws.

3.7 Company and Seller Capitalization.

(a) Capital Stock and Related Matters. The authorized capital stock of the Company consists of 1,000 shares of Company Capital Stock. As of the date of this Agreement, 1,000 shares of Company Capital Stock were issued and outstanding, each of which is owned by Seller. All outstanding shares of Company Capital Stock are validly issued, fully paid, nonassessable and free of any preemptive rights. Seller owns and has good and valid title to the Purchased Shares, which represent all of the Company Capital Stock. The Purchased Shares are free and clear of all Liens and any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock), except (i) as may be created by this Agreement and (ii) for any restrictions on sales of securities under applicable securities Laws. All of the outstanding shares of Company Capital Stock have been duly authorized, validly issued and are fully paid and nonassessable.

(b) No Other Company Securities. As of the date of this Agreement, other than the Purchased Shares: (i) there are no outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) there are no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) there are no outstanding subscriptions, options, warrants commitments, preemptive rights, deferred compensation rights, calls, puts, rights to subscribe, Contracts, agreements, arrangements, or other rights or arrangements to which the Company is a party to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) there are no outstanding obligations, commitments or arrangements (contingent or otherwise) of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) there are no outstanding shares of restricted stock, restricted stock units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively with the Company Capital Stock, the “Company Securities”); (vi) there are no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; (vii) there are no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound; and (viii) there are no other obligations by the Company to make any payments based on the price or value of any Company Securities. The Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no declared but unpaid dividends with respect to any outstanding shares of Company Capital Stock. There are no bonds, indentures, notes, or other Indebtedness providing for the right to vote (or convertible into securities that may have the right to vote) on any matters on which holder of the Company Securities may vote. Upon the consummation of the transactions contemplated hereby, at the Closing, Purchaser will acquire valid title to all of the Purchased Shares, free and clear of all Liens (other than restrictions on transfer imposed by applicable securities Laws).

(c) No Other Rights. Except for the Bylaws and the Charter, the Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities or other Contracts that may affect the voting or transfer of the Company Securities.

(d) Current Capitalization. As of the Capitalization Date, 24,680,708 shares of Seller Common Stock were issued and outstanding, and no shares of Seller Preferred Stock are issued and outstanding as of the date of this Agreement.

3.8 Subsidiaries. The Company has no, and has never had any, Subsidiaries.

3.9 Seller SEC Reports. Seller has filed with or furnished to the SEC all forms, reports and documents that have been required to be filed or furnished by it pursuant to applicable Laws since the Lookback Date and prior to the date of this Agreement (such forms, reports and documents, the “Seller SEC Reports”). Each Seller SEC Report complied as to form, as of its filing date, or, if amended or superseded by a subsequent filing made prior to the date of this Agreement, as of the date of the last such amendment or superseding filing prior to the date of this Agreement, in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Seller SEC Report was filed. True, correct and complete copies of all Seller SEC Reports are publicly available in EDGAR. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each Seller SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3.10 Seller Financial Statements; Internal Controls; Indebtedness.

(a) Seller Financial Statements. The consolidated financial statements of Seller and its Subsidiaries filed with the Seller SEC Reports (i) are accurate and complete in all material respects, (ii) were derived from the books and records of the Company and Seller (which are in turn accurate and complete in all material respects), (iii) were prepared in accordance with GAAP applied on a consistent basis during the period covered thereby (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q), and (iv) fairly present, in all material respects, the consolidated financial position of Seller and its Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows of Seller and its Subsidiaries for the periods then ended. Except as have been described in the Seller SEC Reports, there are no unconsolidated Subsidiaries of Seller or any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303 of Regulation S-K promulgated by the SEC.

(b) Disclosure Controls and Procedures. Seller has established and maintains “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act). Seller’s disclosure controls and procedures are reasonably designed to ensure that all (i) material information required to be disclosed by Seller in the reports that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such material information is accumulated and communicated to Seller’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Since January 1, 2024, no events have occurred such that management would not be able to complete its assessment of the effectiveness of Seller’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ending December 31, 2024, and conclude, after such assessment, that such system was effective. Since the Lookback Date, the principal executive officer and principal financial officer of Seller have each made all certifications required by the Sarbanes-Oxley Act. Neither Seller nor its principal executive officer or principal financial officer has received notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

(c) Internal Controls. Seller has established and maintains a system of internal accounting controls that are effective in all material respects in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Seller and its Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of Seller and its Subsidiaries are being made only in accordance with appropriate authorizations of Seller’s management and the Seller Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of Seller and its Subsidiaries. Neither Seller nor, to the Knowledge of the Company, Seller’s independent registered public accounting firm has identified or been made aware of (A) any material weakness (each as defined in Rule 13a-15(f) of the Exchange Act) in the system of internal control over financial reporting utilized by Seller and its Subsidiaries that has not been subsequently remediated; or (B) any fraud that has not been subsequently remediated that involves Seller’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by Seller and its Subsidiaries.

(d) Indebtedness. Section 3.10(d) of the Seller Disclosure Letter contains a true, correct and complete list of all Indebtedness of the Company as of the date of this Agreement, other than Indebtedness reflected in the Audited Seller Balance Sheet or otherwise included in the Seller SEC Reports.

(e) Accounts Payable. All accounts payable of the Company that are reflected in the consolidated financial statements of Seller and its Subsidiaries filed in the Seller SEC Reports (except as otherwise specifically stated therein) and all accounts payable of the Company arising since September 30, 2024, arose from bona fide arm’s-length transactions in the ordinary course of business, and all such accounts payable have either been paid, are not yet due and payable in the ordinary course of business, are being contested by the Company in good faith (and appropriate reserves established therefor), and, if not paid, have been properly recorded.

(f) Notes and Accounts Receivable. All notes and accounts receivable of the Company that are reflected in the consolidated financial statements of Seller and its Subsidiaries filed with the Seller SEC Reports (except as otherwise specifically stated therein), and all accounts receivable of the Company arising since September 30, 2024, arose from bona fide arm’s-length transactions in the ordinary course of business and constitute receivables resulting from the sale of products or other obligations in favor of the Company and are valid and enforceable claims. None of the notes and accounts receivable that are reflected in the consolidated financial statements of Seller and its Subsidiaries filed with the Seller SEC Reports, nor any accounts receivable of the Company arising since September 30, 2024, are, as of the date hereof, subject to any pending or threatened defense, counterclaim, right of offset, returns, allowances or credits, except to the extent reserved on the Audited Seller Balance Sheet. The reserves against the accounts receivable for returns, allowances, chargebacks and bad debts are commercially reasonable and have been determined in accordance with GAAP, consistently applied in accordance with past custom and practice.

3.11 No Undisclosed Liabilities. The Company does not have any liabilities of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP, other than liabilities of the Company (a) reflected or otherwise reserved against in the Audited Seller Balance Sheet or in the consolidated financial statements of Seller and its Subsidiaries (including the notes thereto) included in the Seller SEC Reports filed prior to the date of this Agreement; (b) arising pursuant to this Agreement or incurred in connection with the Stock Purchase,; (c) incurred in the ordinary course of business; or (d) that would not have a Company Material Adverse Effect.

3.12 Absence of Certain Changes.

(a) No Company Material Adverse Effect. Since the date of the Audited Seller Balance Sheet, there has not occurred a Company Material Adverse Effect or a Seller Material Adverse Effect.

(b) Forbearance. Since January 1, 2024, (i) the business of the Company has been conducted, in all material respects, in the ordinary course of business, and (ii) the Company has not taken any action that, if taken or proposed to be taken after the date of this Agreement, would be prohibited by Section 5.2(a), Section 5.2(b), Section 5.2(c), Section 5.2(i), or Section 5.2(m) or Section 5.2(n).

(c) Taxes. Since the date of the Audited Seller Balance Sheet, there has not been with respect to the Company any (i) adoption or revocation of any Tax election, (ii) adoption or change of any Tax accounting method, (iii) settlement or compromise of any material Tax claim or assessment, (iv) amendment of any Tax Return or filing of any Tax Return inconsistent with past practice, (v) initiation of any material voluntary Tax disclosure or material Tax amnesty or similar filings with any Governmental Authority, (vi) entry into any agreement with any Governmental Authority (including a “closing agreement” under Section 7121 of the Code) with respect to any material Tax or material Tax Returns, or (vii) surrendering of any right to claim a Tax refund (other than as a result of the passage of time), or (viii) extension or waiver of any statute of limitation in respect of Taxes (other than as a result of any extension of time to file any Tax Returns or pay any Taxes that is automatically or routinely granted).

3.13 Material Contracts.

(a) Material Contracts. Except for this Agreement and the other Transaction Documents, the Company Contracts disclosed in and filed as exhibits to the Seller SEC Reports, Company Benefit Plans, Seller Benefit Plans and the Company Contracts disclosed on Section 3.13(a) of the Seller Disclosure Letter, there is no Company Contract that as of the date of this Agreement is:

(i) a Company Contract (A) limiting in any material respect the freedom or right of the Company to compete with any other Person in any location or line of business or (B) containing exclusivity obligations or otherwise purporting to materially limit the freedom or right of the Company to sell, distribute or manufacture any products or services for any other Person;

(ii) a Company Contract that requires by its terms the payment or delivery of cash or other consideration by or to the Company in an amount in excess of $500,000 in the fiscal year ending December 31, 2024 or in any fiscal year thereafter and cannot be cancelled by the Company or Seller without penalty or further payment without more than ninety (90) days’ notice (other than payments for services rendered to the date of cancellation);

(iii) a Company Contract relating to Indebtedness for borrowed money of the Company with a principal amount in excess of $50,000 (whether incurred, assumed, guaranteed or secured by any asset);

(iv) a Company Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company, the pledging of the capital stock or other equity interests of the Company or the issuance of any guaranty by the Company;

(v) a Company Contract creating a joint venture, collaboration, partnership, limited liability company or strategic alliance;

(vi) an In-bound License and any Out-bound License;

(vii) a Lease;

(viii) a Company Contract related to any disposition or acquisition of material assets or a material business of the Company that contains any current or future rights or obligations;

(ix) a material Company Contract that is a supply, manufacturing or contract manufacturing Contract relating to the Business;

(x) a Company Contract with any Governmental Authority pursuant to which such Governmental Authority procures or supplies services from the Company or provides a grant to the Company, with a principal amount in excess of $100,000;

(xi) Company Contracts providing for the employment or engagement of any Person (1) with compensation in excess of $100,000 per year, (2) providing for the payment of any cash or other compensation or benefits as a result of the consummation of the transactions contemplated hereby, or (3) otherwise restrict the ability of the Company to terminate the employment or any such employee for any lawful reason, without liability (including, without limitation, any obligation to pay severance);

(xii) Company Contracts with any labor union, works council, or other association or labor organization representing any employee of the Company;

(xiii) Company Contracts with any professional employer organization or Contract providing for co-employment of employees of the Company;

(xiv) Company Contracts with any staffing, leasing, or employment agency or recruiter regarding temporary, leased, or non-permanent labor or employees;

(xv) Company Contracts providing for any bonus, pension, profit sharing, retirement, or any other form of deferred compensation plan or practice; or

(xvi) any other Company Contract that is currently in effect and has been filed (or is required to be filed) by Seller as an exhibit pursuant to Item 601(b) of Regulation S-K under the Securities Act or that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.

Each such Company Contract described in clause (i) through (xvi) above is referred to herein as a “Material Contract.”

(b) Validity. As of the date of this Agreement, the Company has either delivered or made available to Purchaser or Purchaser’s Representatives or has publicly made available through EDGAR an accurate and complete copy of each Material Contract. Neither the Company nor Seller (as the case may be) nor, to the Knowledge of the Company, the other party thereto, is in breach of or default under any Material Contract. Each Material Contract is, with respect to the Company or Seller (as the case may be) and, to the Knowledge of the Company, the other party thereto, a valid agreement, binding, and in full force and effect. To the Knowledge of the Company, each Material Contract is enforceable by the Company or Seller (as the case may be) in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditor’s rights, and by general equitable principles. As of the date of this Agreement, neither the Company nor Seller has waived in writing any material rights under any Material Contract.

3.14 Real Property.

(a) Owned Real Property. The Company does not own and has never owned any real property.

(b) Leased Real Property. Section 3.14(b) of the Seller Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing leases, subleases, licenses or other agreements, and all amendments and modifications thereto and guaranties thereof, pursuant to which the Company uses or occupies, or has the right to use or occupy, now or in the future, any real property (such property, the “Leased Real Property,” and each such lease, sublease, license or other agreement, a “Lease”) together with the parties to each Lease, the commencement date and expiration date of each Lease and the address of each Leased Real Property. The Company has valid leasehold estates in the Leased Real Property, free and clear of all Liens (other than Permitted Liens).

(c) Except as set forth in Section 3.14(b) of the Seller Disclosure Letter: (i) the Company’s possession and quiet enjoyment of the rights and benefits granted to the Company under each Lease have not been disturbed in any material respect; (ii) no security deposit or portion thereof deposited with respect to such Lease has been applied in respect of a breach or default under such Lease that has not been redeposited in full; (iii) the Company is in exclusive possession of the permits, licenses or rights required by Law for use and occupancy as are necessary for the conduct of the business of the Company at the Leased Real Property and such use and occupancy is not in violation of any Law; (iv) the Company currently maintains insurance for the Leased Real Property in compliance with each Lease; (v) all real estate Taxes and common area maintenance expenses currently due and payable by the Company under any Lease have been paid in full and there are no ongoing disputes or audits by the Company with respect thereto; (vi) the Company does not owe any brokerage commissions or finder’s fees with respect to any Lease; (vii) no party to any Lease is an Affiliate of the Company nor has any financial interest therein; (viii) there are no allowances or concessions due or owing to the Company under any Lease; (ix) there is no deferred maintenance or unperformed capital repairs required to be performed by the Company under a Lease at any Leased Real Property; (x) the transactions contemplated by this Agreement will not require consent from any owner, lessor or sublessor of the Leased Real Property except as set forth in Section 3.5 of the Seller Disclosure Letter; (xi) the Company has not assigned, collaterally assigned, hypothecated, subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof; (xii) to the Knowledge of the Company, there is no condemnation, expropriation or other Legal Proceeding in eminent domain or any other Legal Proceeding pending, or to the Knowledge of the Company, threatened, affecting any interest in any Leased Real Property.

3.15 Environmental Matters. Except as set forth in Section 3.15 of the Seller Disclosure Letter, the Company (a) is in compliance in all material respects with all applicable Environmental Laws (including obtaining and complying with all Permits required pursuant to Environmental Laws for the business of the Company and the operation of the Leased Real Property) and has not since the Lookback Date failed to comply in any material respect with any Environmental Law; (b) has not received any written notice, complaint, suit, order, citation, demand, claim or potentially responsible party letter alleging that the Company has violated any applicable Environmental Law or that the Company has or may have a material liability under any Environmental Law; (c) has not transported, produced, processed, manufactured, generated, used, treated, handled, stored, released, discharged, disposed of or exposed any Person to any Hazardous Substances, or owned or operated any facility or real property, in violation of any applicable Environmental Law and in a manner that would reasonably be likely to give rise to a claim or material liability under any Environmental Law; (d) has not exposed any employee to Hazardous Substances in violation of any applicable Environmental Law and in a manner that would reasonably be likely to give rise to a claim or material liability under any Environmental Law; (e) is not a party to or the subject of any pending or, to the Knowledge of the Company, threatened Legal Proceeding that is (i) alleging the noncompliance by the Company with any Environmental Law; or (ii) seeking to impose any financial responsibility for any investigation, cleanup, removal or remediation pursuant to any Environmental Law; (f) is not aware of any discharge, spill, disposal or release of any Hazardous Substance on, at or under the Leased Real Property in quantities, concentrations or conditions that would reasonably be expected to give rise to a claim against or material liability to the Company; and (g) has provided to Purchaser copies of all material environmental assessments, investigations, audit reports, claims and notices relating to any real property currently or formerly owned, operated or leased by the Company or any non-compliance by the Company with any Environmental Law that are in the possession, custody or control of the Company or Seller.

3.16 Intellectual Property.

(a) Company Registered Intellectual Property. Section 3.16(a) of the Seller Disclosure Letter sets forth a true, correct and complete list as of the date of this Agreement of (i) each item of Company Registered Intellectual Property and (ii) the jurisdiction in which such item of Company Registered Intellectual Property has been registered or filed, the applicable application, registration, or serial or other similar identification number, and the filing date or registration date and issuance or grant date. As of the date hereof, all necessary registration, maintenance and renewal fees for each item of Company Registered Intellectual Property have been paid and all necessary documents and certifications in connection with such Company Registered Intellectual Property have been filed with the relevant patent, trademark, or other authorities in the applicable jurisdictions, for the purposes of maintaining such Company Registered Intellectual Property. All material Company Registered Intellectual Property is subsisting and, to the Knowledge of the Company, valid, unexpired and enforceable.

(b) Ownership and Control. Except as otherwise set forth in Section 3.16(b) of the Seller Disclosure Letter, the Company solely and exclusively owns all right, title, and interest to or otherwise has valid and enforceable rights to use all Company Intellectual Property that is necessary to conduct the Business, free and clear of all encumbrances other than Permitted Liens. None of the Patents included in the Company Registered Intellectual Property, including Patents in-licensed by the Company, has entered the public domain, lapsed, expired, or been abandoned, disclaimed, or canceled or been adjudicated as invalid or unenforceable. To the Knowledge of the Company, each of the issued claims in the Patents included in the Company Intellectual Property is valid and enforceable according to its terms, and there is no reasonable basis or grounds for any Person to claim otherwise. Neither Company nor Seller has received an opinion, whether preliminary in nature or qualified in any manner, which concludes that a challenge to the validity or enforceability of any such Patents may succeed. The Company Intellectual Property constitutes all Intellectual Property necessary for the conduct of the Business. Seller and the Company hereby represent and agree that on or before the Closing Date, Seller has assigned or will assign or otherwise license or transfer to the Company any and all Company Intellectual Property currently owned or otherwise controlled by Seller necessary for the conduct of the Business to the full extent that such Company Intellectual Property is owned or controlled by Seller.

(c) No Order. Since the Lookback Date, neither the Company nor Seller has received written notice of any, and to the Knowledge of the Company, there is no threatened, interference, opposition, reissue, reexamination or other equivalent proceeding with respect to any Company Registered Intellectual Property. In addition, since the Lookback Date, neither the Company nor Seller has received any written notices from any other Person: (i) alleging that the Company Intellectual Property is invalid or unenforceable in whole or in part, or (ii) alleging that the Company or Seller does not own good and marketable title to, or otherwise does not validly own or license or have a valid right to use any Company Intellectual Property.

(d) In-bound Licenses and Out-bound Licenses. Section 3.16(d) of the Seller Disclosure Letter sets forth a complete and accurate list of Company Contracts pursuant to which (i) any Third Person has licensed or granted to the Company or Seller any rights in any Intellectual Property that is or, to the Knowledge of the Company, could reasonably be expected to become material to the Company (other than any confidentiality/non-disclosure agreements and nonexclusive “off the shelf” licenses to third-party computer software or reagents that are generally commercially available) (each, an “In-bound License”), or (ii) the Company or Seller has granted any Third Person any rights or licenses to any material Company Intellectual Property (other than any confidentiality/non-disclosure agreements or clinical trial agreements) (each, an “Out-bound License”). The Company or Seller (as the case may be), and to the Knowledge of the Company and Seller, the other party thereto, has sufficient rights and valid licenses to use all of the Company Intellectual Property that is the subject of any In-bound Licenses necessary to the Business.

(e) No Infringement. To the Knowledge of the Company, the Business does not infringe, misappropriate, dilute, or violate any Intellectual Property rights of any Third Person, except where such infringement, misappropriation, dilution, or violation would not reasonably be expected to be material. No action, claim, demand, suit or other assertion by any Person is pending, or to the Knowledge of the Company, has been threatened, against the Company or Seller by any other Person, claiming that (i) any Specified Company Product, (ii) the manufacture of any Specified Company Product, or (iii) use of any Specified Company Product or the conduct of the Business, in each case, infringes, misappropriates, dilutes, or violates the Intellectual Property of such other Person. There are no pending or threatened in writing actions, suits, proceedings, arbitrations or investigations or other equivalent Legal Proceeding (x) alleging that the Company or Seller is obligated or has a duty to defend, indemnify, or hold harmless any other Person with respect to, or has assumed any liability or is otherwise responsible for, any claim of infringement, misappropriation, dilution or violation with respect to any Specified Company Product, or (y) seeking to limit or challenge the validity, enforceability, ownership, or use of any Specified Company Product or Company Intellectual Property owned or controlled by the Company or Seller, in each case by the Company or Seller.

(f) No Notice of Infringement. Since the Lookback Date, neither the Company nor Seller have received written notice from any other Person (i) alleging material infringement, misappropriation, dilution or other violation of such Person’s Intellectual Property with respect to any Specified Company Product, including any written claim, “cease and desist” letter, or like correspondence, (ii) alleging that any of the Company Intellectual Property is invalid, unenforceable in whole or in part, (iii) alleging that the Company does not own good and marketable title to, or otherwise does not validly own or license or have a valid right to use, any Company Intellectual Property or any Specified Company Product, or (iv) alleging that either the Business or any of the Specified Company Products infringes, misappropriates, dilutes, or violates the Intellectual Property of any other Person in a manner that has or could reasonably be expected to result in a material liability to the Company. To the Knowledge of the Company and Seller, neither the Company Intellectual Property in whole or in part nor any of the Specified Company Products infringe, misappropriate, dilute or violate any intellectual property rights owned or controlled by any other Person. Since the Lookback Date, neither the Company nor Seller has made or asserted any written notice alleging infringement, misappropriation, dilution, or violation of any Company Intellectual Property that is currently outstanding and unresolved.

(g) No Third Party Infringement. To the Knowledge of the Company, (i) since the Lookback Date, no Third Person has infringed, misappropriated, diluted or violated any Company Intellectual Property, and (ii) no Third Person is currently infringing or misappropriating, any Company Intellectual Property.

(h) Employee Agreements. The Company and Seller have taken reasonable steps in accordance with industry standards to protect and maintain the Company’s and Seller’s trade secrets, including by using commercially reasonable efforts to enforce a policy requiring that each officer, employee or consultant who has contributed to or participated in the conception, development, creation or reduction to practice of any material Company Intellectual Property owned or purported to be owned by the Company or Seller enter into proprietary rights agreements with the Company or Seller in which they, subject to limitations of applicable Law, assign or vest ownership of all their rights in such Intellectual Property to the Company or Seller and agree to maintain the confidentiality of such Intellectual Property. Each officer, employee or consultant who was involved in, or who has participated in or contributed to, the conception, development, authoring, creation, or reduction to practice of the Patents included in the Company Registered Intellectual Property, in each case, has been accurately identified to applicable Governmental Authorities in all countries where such Patents are nationalized, validated or registered, and all such Persons have executed valid and enforceable agreements or assignments that presently and irrevocably assign all right, title and interest to the owner of such Patents.

(i) Government Funding. No funding, facilities, or resources of any Governmental Authority or any university, college, or other educational institution or research center were used in the development of the Company Intellectual Property owned or controlled by the Company or Seller, except as would not result in any such Person obtaining any ownership in or rights to any such Company Intellectual Property.

3.17 Sufficiency of Assets. Except as set forth in Section 3.17 of the Seller Disclosure Letter and assuming the receipt of all relevant consents, approvals, authorizations, qualifications and orders from Governmental Authorities and other Persons necessary for the completion of the Pre-Closing Restructuring, the material assets owned, leased or licensed by Company on the Closing Date constitute all of the material assets necessary to operate the Business as currently conducted and as currently proposed to be conducted, except for such assets, the absence of which would not reasonably be expected to have a Company Material Adverse Effect; provided, however, that nothing in this Section 3.17 shall be deemed to constitute a representation or warranty as to the adequacy of amounts of cash and cash equivalents or net working capital (or the availability of the same); provided further, that this Section 3.17 shall not be deemed to be breached as a result of any action that Seller or the Company is required to take pursuant to this Agreement, or for which Purchaser has provided its consent.

3.18 Privacy, Data Protection, and Data Security. The Company’s creation, receipt, maintenance, transmission, collection, storage, transfer, retention, destruction, processing, use, and/or disclosure of any information that constitutes “personal information,” “personal data,” “personally identifiable information,” “sensitive personal information”, “protected health information”, or “individually identifiable health information” as defined in applicable Laws (collectively, “Personal Information”) is, and has been since the Lookback Date, in compliance with all privacy and security Laws applicable to the Company (collectively, “Data Protection Laws”), including any such Laws pertaining to the privacy, confidentiality, security, protection, processing, transfer, or breach notification of Personal Information that are applicable to the Company. The Company has not, since the Lookback Date, suffered any (i) material “breach”, “breach of security”, “breach of security of the system”, or similar term as defined by applicable Data Protection Laws that has required notification to any Person under such applicable Data Protection Laws or (ii) other material security breach of any of its systems resulting in any unauthorized access to, or acquisition or disclosure of, any Personal Information in the possession or control of the Company. The Company has implemented reasonable and appropriate safeguards to protect the privacy, security, confidentiality, availability, and integrity of Personal Information and other confidential, sensitive, or proprietary information maintained or transmitted by the Company.

3.19 FDA Regulation

(a) Seller and the Company have, as applicable, filed with the applicable regulatory authorities (including the FDA, or its successor, and any other Governmental Authority having jurisdiction over the safety, efficacy, approval, development, testing, labeling, manufacturing, storage, sale, commercialization or distribution of pharmaceutical products (each, a “Regulatory Authority”)) all required material filings, declarations, listings, registrations, reports or submissions, including but not limited to adverse event reports, with respect to any and all existing or pending regulatory applications, filings, investigational new drug (IND) applications, approvals, licenses, registrations, and authorizations, including new drug applications (NDAs), to permit the development, manufacture, marketing, import, distribution, and sale, as applicable, of the Specified Company Products and any products currently under investigation by the Company. All such filings, declarations, listings, registrations, reports or submissions were in material compliance with applicable Law when filed, and, as of the date of this Agreement, no material deficiencies have been asserted in writing by any applicable Regulatory Authority to Seller or the Company with respect to any such filings, declarations, listings, registrations, reports or submissions.

(b) Seller and the Company are and have been in material compliance with all applicable Laws administered or enforced by the FDA or any similar Regulatory Authority, including the Federal Food, Drug, and Cosmetic Act (“FDCA”) and similar Laws regarding developing, testing, manufacturing, marketing, distributing or promoting Specified Company Products and any products currently under investigation by the Company. Except as set forth in Section 3.19(b) of the Seller Disclosure Letter, each of the Specified Company Products are (i) produced or manufactured in compliance in all material respects with applicable Law and (ii) not adulterated or misbranded within the meaning of any applicable Law. There are no Legal Proceedings pending or threatened with respect to a violation or alleged violation by the Company or any of its Affiliates of the FDCA, FDA regulations adopted thereunder, or any other legislation or regulation promulgated by any other comparable Governmental Authority.

(c) Except as set forth in Section 3.19(c) of the Seller Disclosure Letter, the Company is the sole and exclusive owner of the Specified Company Products, and neither Seller nor the Company has granted any right of reference to any person with respect to the Specified Company Products.

(d) The Specified Company Products and any products currently under investigation by the Company are being and have been developed, tested, manufactured, stored, distributed, promoted, advertised and otherwise commercialized, as applicable, in material compliance with applicable Law, including those requirements relating to good manufacturing practice, good laboratory practice and good clinical practice. The Specified Company Products and any products currently under investigation by the Company that are subject to the jurisdiction of the FDA or comparable Governmental Authorities are being distributed, marketed, offered for sale, sold, manufactured, labeled, stored and tested by or for the Company, as applicable, in compliance in all material respects with all applicable rules and regulations of the FDA and all other requirements of applicable Governmental Authorities, including the FDCA, the Public Health Service Act, the FDA’s regulations and legally enforceable guidance concerning the advertising and promotion of prescription drug products, and regulations enforced by the FDA’s Office of Prescription Drug Promotion. Neither the Company nor any of its Affiliates have received any (i) written notice from the FDA or any other Governmental Authority, including the Office of Inspector General, any United States Attorney, the Department of Justice or any attorney general of any jurisdiction, alleging that the Company or any of its Affiliates has been or is in violation of any drug Law, the False Claims Act (31 U.S.C. § 3729–3733) or false claims acts under state Law, or commencing or indicating an intention to conduct an investigation, audit, or review for noncompliance; (ii) written notice of inspectional observation (including those recorded on form FDA 483), establishment inspection report, warning letter, penalty, fine, sanction, request for recall or other remedial action; (iii) other written documents issued by the FDA or any other Governmental Authority alleging lack of compliance with any drug Law by the Company or any of its Affiliates or any Person engaged by any of the Company or its Affiliates to provide any service with respect to any Specified Company Product or any products currently under investigation by Seller or the Company; or (iv) threatening to revoke, suspend, cancel, withdraw, curtail, or seek damages related to any existing certification, license, or approval necessary to the operation of the Business. Except as set forth in Section 3.19(d) of the Seller Disclosure Letter, no Specified Company Product or any products currently under investigation by Seller or the Company have been the subject of any voluntary or involuntary recall or governmental investigation other than routine inspections of any facilities involved in the manufacture of the Specified Company Product or any products currently under investigation by Seller or the Company.

(e) All human clinical trials conducted by or sponsored by the Company, Seller, or its Affiliates with respect to any Specified Company Product and any product currently under investigation by Seller or the Company have been, and are being, conducted in material compliance with the applicable requirements of Good Clinical Practice and all applicable requirements relating to protection of human subjects contained in 21 CFR Parts 50, 54, and 56 and all similar applicable Law and regulations. Section 3.19(e) of the Seller Disclosure Letter contains a complete and accurate list of all clinical trials sponsored or conducted by Seller or the Company that have been conducted or are currently being conducted with respect to the Specified Company Products.

(f) To the Company’s Knowledge, each (i) third party clinical site, clinical consultant or other provider of services engaged by Seller or the Company to perform preclinical or clinical studies and trials on any Specified Company Products or any products currently under investigation by Seller or the Company for the purpose of supporting a marketing application with the FDA, and (ii) authorized third-party distributor or marketer engaged by the Company with respect to any Specified Company Product (each a “Third-Party Regulated Service Provider”) and solely in connection with the performance of obligations to the Company: (A) has complied and is complying in all material respects with all applicable Laws, including all applicable statutes, rules and regulations of any applicable, other Governmental Authorities, in connection with the services provided to Seller or the Company, and (B) has all permits as required by applicable Law and necessary to conduct its business and perform its obligations as Third-Party Regulated Service Provider with respect to any Specified Company Products and any products currently under investigation by the Company for or on behalf of Seller or the Company, and all such permits are in full force and effect.

(g) The Company possesses all required material permits, licenses, registrations, certificates, or authorizations from applicable Regulatory Authorities necessary to conduct its Business. Since the Lookback Date, neither Seller nor the Company has received any written notice of proceedings relating to the suspension, revocation or cancellation of any such permit, license, registration, certificate, or authorization.

(h) All reports, documents, claims and notices required to be filed, maintained, or furnished to the FDA and any other Regulatory Authorities by the Company or Seller with respect to the Specified Company Products have been so filed, maintained or furnished and were complete and correct in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing). With respect to the Specified Company Products, Seller or the Company have delivered or made available to Purchaser all material correspondence (which shall include observations, establishment inspections reports and any other material documents received by Seller or the Company from any Governmental Authorities) and meeting minutes received from or sent to the FDA and any other similar foreign Governmental Authorities, including any and all notices of inspectional observations, establishment inspection reports and any other material documents received by Seller or the Company from the FDA or similar foreign Governmental Authorities which relate to Seller’s or the Company’s compliance with regulatory requirements of the FDA or similar foreign Governmental Authorities.

(i) Neither the Company nor Seller nor any Representative of the Company or Seller (including any Person engaged by the Company or Seller to provide any service with respect to the Specified Company Product or any products currently under investigation by Seller or the Company) has made an untrue or fraudulent statement to the FDA or any other Governmental Authority or to any physician or customer, failed to disclose a material fact required to be disclosed to the FDA or any other Governmental Authority or to any physician or customer, or committed any material prohibited act, made any material statement, or failed to make any material statement, that would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Fact, Bribery, and Illegal Gratuities”, set forth in FDA’s Compliance Policy Guide Sec. 120.100 (CPG 7150.09). Neither Seller nor the Company has made a false or misleading statement or material omission in any statement made to any Governmental Authority, including the FDA, relating to any Specified Company Product sold by the Company or Seller. Neither the Company nor Seller nor any Representative of the Company or Seller (including any Person engaged by the Company or Seller to provide any service with respect to a Specified Company Product) has (i) been convicted of any crime or engaged in any conduct that would reasonably be expected to result in, or that has resulted in, debarment under 21 U.S.C. § 335a or disqualification by any Governmental Authority, or (ii) any knowledge of facts that would lead to a false claim, or debarment, and there are no proceedings pending or threatened that would result in criminal liability or debarment or disqualification by any Governmental Authority. Neither the Company nor Seller has been convicted of any crime or engaged in any conduct that did or could result in exclusion from federal healthcare programs under 42 U.S.C. § 1320a-7, and to the Knowledge of the Company, neither the Company nor Seller has engaged in any conduct that would reasonably be expected to result in exclusion from U.S. federal health care programs.

(j) Except as set forth in Section 3.19(j) of the Seller Disclosure Letter, the Specified Company Product finished goods sold by the Company or Seller since January 1, 2021, have been manufactured, stored, and distributed in accordance with applicable drug Laws and other applicable Law in all material respects. The Company possesses, or has the ability to produce through third party manufacturers on commercially reasonable terms, sufficient quantities of all materials that are necessary to manufacture commercial quantities of the applicable Specified Company Product finished goods for commercialization in the United States. The Company possesses or has adequately secured access to at least a twenty-four (24) month supply of inventory of FYARRO® in support of (and as measured against) the Company’s current sales forecasts.

(k) To the Knowledge of the Company, there are, have been, no material investigations, proceedings or disciplinary actions with respect to any Specified Company Product or any products currently under investigation by Seller or the Company pending or threatened in writing against the Company or Seller by a Governmental Authority alleging material noncompliance with any applicable Laws in federal, state, foreign, and other jurisdictions and there is no Legal Proceeding, audit, or recoupment by or before any Governmental Authority alleging a violation of any applicable Laws in federal, state, foreign or other jurisdictions by the Company or Seller.

(l) All Permits required to conduct the Business are in the possession of the Company, are in full force and effect and are being complied with in all material respects. Neither the Company nor Seller has received any written or, to the Knowledge of the Company, oral notice from any Governmental Authority regarding: (i) any actual or possible violation of or failure to comply with any term or requirement of any material Permit; or (ii) any actual or possible revocation, withdrawal, suspension, cancellation, termination or material restriction of any material Permit.

(m) There has been no recall, detention, withdrawal, seizure or termination or suspension of manufacturing requested or threatened by any Governmental Authority relating to any Specified Company Product.

3.20 Tax Matters.

(a) Tax Returns, Payments and Reserves. The Company has (i) timely filed (taking into account valid extensions) all income and other material Tax Returns required to be filed by or with respect to the Company; and (ii) paid, or reserved in accordance with GAAP for the payment of, all income and other material Taxes that are required to be paid (whether or not shown on any Tax Return). Each such Tax Return was prepared in compliance with applicable Law and is true, complete, and correct in all material respects. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return or pay any Tax (other than any extension of time to file any Tax Returns or pay any Taxes that is automatically or routinely granted). The unpaid Taxes of the Company (i) as of the date of the Audited Seller Balance Sheet, have been accrued on the Audited Seller Balance Sheet in accordance with GAAP, and (ii) will not exceed the reserve described in clause (i) as adjusted for the passage of time through the Closing Date in accordance with past custom and practice of the Company. Since the date of the Audited Seller Balance Sheet, the Company has not incurred any liability for Taxes arising from extraordinary gains or losses outside the ordinary course of business (other than any such Taxes incurred as a result of the Pre-Closing Restructuring or any transactions undertaken pursuant to any Transaction Documents).

(b) No Waivers. The Company has not executed any waiver of any statute of limitations on, or extended the period for the assessment or collection of, any material Tax (except to the extent such extension resulted from an extension of time to file or pay Taxes that is automatically or routinely granted), in each case that has not since expired. The Company has not executed any closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof, or any similar provision of state, local, or non-U.S. Law.

(c) Withholding Taxes. The Company (i) has withheld with respect to its employees, shareholders, creditors, independent contractors, and other Persons all material amounts of United States federal and state income taxes, Federal Insurance Contribution Act, Federal Unemployment Tax Act and other similar Taxes required to be withheld; and (ii) has timely paid over such amounts to the appropriate Tax authority.

(d) No Audits or Deficiencies. No audits or other examinations with respect to Taxes of the Company are presently in progress or have been asserted or proposed in writing and have not been resolved and no action, suit, investigation, claim or assessment is pending, proposed or threatened with respect to any alleged deficiency in Taxes. No written claim has ever been made by a Governmental Authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to tax in that jurisdiction. All deficiencies asserted or assessments made as a result of any examinations by any taxing authority have been fully paid, and there are no other unpaid deficiencies asserted or assessments made by any taxing authority against the Company. There are no Liens on any of the assets of the Company relating to any Taxes existing, threatened or pending, other than Liens for Taxes not yet due and payable.

(e) No Spin-offs. During the two years prior to the date of this Agreement, the Company has not constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment pursuant to Section 355 of the Code.

(f) No Listed Transactions. The Company has not engaged in a “listed transaction” as set forth in Treasury Regulation § 1.6011-4(b)(2).

(g) Permanent Establishment. The Company does not maintain a permanent establishment (within the meaning of an applicable Tax treaty or under any applicable Law) or otherwise have an office or fixed place of business or taxable presence in a country other than the country in which it is formed or organized.

(h) Related Party Transactions. All related party transactions involving the Company (and any Affiliates thereof) are at arm’s length in material compliance with section 482 of the Code, the Treasury Regulations promulgated (and any corresponding or similar provision of state, local or foreign Law). The Company has maintained all material documentation in connection with such related-party transactions in accordance with Sections 482 of the Code and the Treasury Regulations promulgated thereunder (and any corresponding or similar provision of state, local or foreign Law).

(i) Sales Taxes. The Company has properly collected and remitted material sales, use, value added and similar Taxes with respect to sales made to its customers or services provided to its customers and for all material sales or services that are exempt from sales, use, value added and similar Taxes and that were made without charging or remitting such Taxes, received and retained any appropriate Tax exemption certificates or other material documentation qualifying such sale or service as exempt.

(j) FIRPTA. The Company is not and has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii).

(k) Partnership. The Company is not a party to any joint venture, partnership or other arrangement or contract that would be treated as a partnership for federal income tax purposes.

(l) No Tax Agreements. The Company (i) is not a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, allocation or indemnification agreement or obligation, other than any such agreement or obligation entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes; and (ii) has no liability for the Taxes of any Person other than the Company or Seller pursuant to Treasury Regulation § 1.1502-6 (or any similar provision of state, local or non-U.S. Law) as a transferee or successor, or otherwise by operation of law.

(m) Notwithstanding anything in this Agreement to the contrary, nothing in Section 3.20 shall be construed as a representation or warranty with respect to (i) the amount or availability of any net operating loss, capital loss, Tax credit, Tax basis or other Tax asset or attribute of the Company in any taxable period (or portion thereof) beginning after the Closing Date.

3.21 Employee Plans.

(a) Company Benefit Plans. Section 3.21(a) of the Seller Disclosure Letter sets forth a true and complete list of each Company Benefit Plan and each Seller Benefit Plan, with each Company Benefit Plan marked with an asterisk (*). With respect to each Company Benefit Plan that is not an International Employee Plan (as defined below), to the extent applicable, the Company has made available to Purchaser true, correct and complete copies of (i) the most recent annual financial statements and report on Form 5500 required to have been filed with the IRS; (ii) the most recent determination letter, if any, from the IRS for any Company Benefit Plan that is intended to qualify pursuant to Section 401(a) of the Code; (iii) the written plan documents and all amendments thereto, and a written description of any material unwritten Company Benefit Plan; (iv) any related trust agreements; (v) the current summary plan descriptions and any summaries of material modifications; (vi) the most recent written results of all required compliance testing; and (vii) any material correspondence or notices to or from the IRS or any office or representative of the United States Department of Labor or any other Governmental Authority in respect of any such Company Benefit Plan.

(b) International Employee Plans. With respect to each Company Benefit Plan that is subject to the Laws of any jurisdiction outside of the United States or that covers or is maintained primarily for the benefit of any Service Provider whose primary work location is based outside of the United States (the “International Employee Plans”), to the extent applicable, the Company has made available to Purchaser true, correct and complete copies of the most recent annual report or similar compliance documents required to be filed with any Governmental Authority with respect to such International Employee Plan. All International Employee Plans, (i) if they are intended to qualify for special tax treatment, meet all requirements for such treatment, and, to the Knowledge of the Company, there are no existing circumstances or events that have occurred that could reasonably be expected to affect adversely the special tax treatment with respect to such International Employee Plan, (ii) if they are intended to be funded and/or book-reserved, are fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions, and (iii) if intended or required to be qualified, approved or registered with a Governmental Authority, are and have been so qualified, approved or registered, and nothing has occurred that could reasonably be expected to result in the loss of such qualification, approval or registration, as applicable.

(c) Benefit Plan Coverage. There has been no amendment to, or announcement by Seller, the Company or any other Subsidiary of Seller relating to, any Seller Benefit Plan, Company Benefit Plan or International Employee Plan, which would materially increase the expense of maintaining such plan above the level of the expense incurred therefor for the most recent fiscal year. Each of Seller, the Company or any other Subsidiary of Seller, as applicable, may amend or terminate any Seller Benefit Plan, International Employee Plan or Company Benefit Plan (other than any plan that is an individual agreement or arrangement with an Acquired Employee or Service Provider (including an individual award or similar participation agreement under a Seller Benefit Plan, International Employee Plan or Company Benefit Plan) that requires the Acquired Employee or Service Provider’s consent of such amendment or termination) at any time without incurring any liability thereunder, other than in respect of claims incurred prior to such amendment or termination and the customary costs of implementing such amendment or termination.

(d) Absence of Certain Plans. No Company Benefit Plan is, and neither the Company nor any other Subsidiary of Seller nor any of their ERISA Affiliates has previously established, maintained, sponsored, contributed to or been required to contribute to or currently maintains, sponsors or participates in, or contributes to, or in any way has any liability (whether on account of an ERISA Affiliate or otherwise), directly or indirectly, with respect to any plan that is, (i) a “multiemployer plan” (as defined in Section 3(37) of ERISA); (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA); or (iii) a defined benefit pension plan or plan subject to Section 302 of Title I of ERISA, Sections 412, 430 or 4971 of the Code or Title IV of ERISA or a “defined benefit” plan within the meaning of Section 414(j) of the Code or Section 3(35) of ERISA (whether or not subject thereto), (iv) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), or (v) a plan maintained in connection with any trust described in Section 501(c)(9) of the Code. None of Seller, the Company nor any other Subsidiary of Seller nor any ERISA Affiliate has withdrawn at any time within the preceding six years from any “multiemployer plan” (as defined in Section 3(37) of ERISA), or incurred any withdrawal liability which remains unsatisfied, and no events have occurred and no circumstances exist that could reasonably be expected to result in any such liability to any of Seller, the Company or any other Subsidiary of Seller. No event has occurred and no condition exists that would subject any of Seller, the Company or any other Subsidiary of Seller by reason of their affiliation with any ERISA Affiliate to any (i) Tax, penalty, or fine, (ii) Lien or (iii) other liability imposed by ERISA, the Code or other applicable Laws, in each case, in respect of any employee benefit plan maintained, sponsored, contributed to or required to be contributed to by any ERISA Affiliate (other than Seller, the Company or any Subsidiary of Seller).

(e) Compliance. Each Company Benefit Plan and each Seller Benefit Plan (and each related trust, insurance contract or fund) has been established, maintained, funded, operated and administered in accordance with its express terms, and in compliance in all material respects with all applicable Law, including the applicable provisions of ERISA, the Code and any applicable regulatory guidance issued by any Governmental Authority. Each Company Benefit Plan and each Seller Benefit Plan that is subject to the Affordable Care Act has been established, maintained and administered in compliance with the requirements of the Affordable Care Act, including all notice and coverage requirements, and Seller, the Company and any Subsidiary of Seller and each ERISA Affiliate thereof offer minimum essential health coverage, satisfying the affordability and minimum value requirements, to their full time employees (as defined by the Affordable Care Act) sufficient to prevent liability for assessable payments under Section 4980H of the Code. None of Seller, the Company or any other Subsidiary of Seller has attempted to maintain the grandfathered health plan status under the Affordable Care Act of any Seller Benefit Plan or Company Benefit Plan. None of Seller, the Company or any other Subsidiary of Seller has incurred (whether or not assessed), or is reasonably expected to incur or to be subject to, any Tax or other penalty with respect to the reporting requirements under Sections 6055 and 6056 of the Code, as applicable, or under Sections 4980B, 4980D or 4980H of the Code.

(f) Company Benefit Plan Legal Proceedings. There are no Legal Proceedings pending or, to the Knowledge of the Company, relating to or threatened on behalf of or against any Company Benefit Plan or Seller Benefit Plan, the assets of any trust pursuant to any Company Benefit Plan or Seller Benefit Plan or the plan sponsor or plan administrator, or any fiduciary or any Company Benefit Plan or Seller Benefit Plan with respect to the administration or operation of such plans, other than routine claims for benefits that have been or are being handled through an administrative claims procedure. To the Knowledge of the Company, no fiduciary (within the meaning of Section 3(21) of ERISA) has breached any fiduciary duty with respect to a Company Benefit Plan or Seller Benefit Plan or otherwise has any liability in connection with acts taken (or the failure to act) with respect to the administration or investment of the assets of any Company Benefit Plan or Seller Benefit Plan. No Company Benefit Plan or Seller Benefit Plan is presently under audit or examination (nor has written notice been received of a potential audit or examination) by any Governmental Authority.

(g) No Prohibited Transactions. None of the Company, or, to the Knowledge of the Company, any of their respective directors, officers, employees or agents has, with respect to any Company Benefit Plan or Seller Benefit Plan, engaged in or been a party to any non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) that could reasonably be expected to result in the imposition of a penalty assessed pursuant to Section 502(i) of ERISA or a Tax imposed by Section 4975 of the Code, in each case, applicable to the Company or any Company Benefit Plan, or for which the Company has any indemnification obligation.

(h) No Post-Termination Welfare Benefits. No Company Benefit Plan or Seller Benefit Plan that is a “welfare benefit plan” (as defined in Section 3(1) of ERISA) provides, and none of Seller, the Company or any other Subsidiary of Seller has any current or potential obligation to provide post-termination medical or retiree life insurance, health or other welfare benefits to any person, except as may be required by Section 4980B of the Code and Section 601 of ERISA or any similar Law or at the sole expense of the participant or the participant’s beneficiary.

(i) Section 280G. Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event) result in any payment or benefit (whether in cash or property or the vesting of property) to any “disqualified individual” (as such term is defined in Treasury Regulation Section 1.280G-1), who is an Acquired Employee or Service Provider, that could, individually or in combination with any other such payment or benefit, be characterized as an “excess parachute payment” within the meaning of Section 280G(b)(1) of the Code.

(j) Section 409A. Each Company Benefit Plan and each Seller Benefit Plan that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) is in documentary compliance with, and has been administered in compliance with, in all material respects, with Section 409A of the Code and applicable guidance thereunder, and no amount under such Company Benefit Plan or Seller Benefit Plan is or has been subject to Tax under Section 409A of the Code.

(k) Section 401. With respect to each Company Benefit Plan or Seller Benefit Plan that is intended to qualify under Section 401(a) of the Code, such plan, and its related trust, has at all times since its adoption been so qualified and has received a current determination letter (or is the subject of a current opinion letter in the case of any prototype plan) from the IRS on which Seller, the Company or any Subsidiary of Seller, as applicable, can rely that it is so qualified, and that its trust is exempt from Tax under Section 501(a) of the Code, and nothing has occurred with respect to the operation of any such plan which could cause the loss of such qualification or exemption or the imposition of any material liability, penalty or Tax under ERISA or the Code. No stock or other securities issued by any of Seller, the Company or any other Subsidiary of Seller forms or has formed any part of the assets of any Company Benefit Plan or Seller Benefit Plan that is intended to qualify under Section 401(a) of the Code.

(l) Transaction Payments. Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event) (i) result in any payment becoming due, or increase the amount of any compensation or benefits due, to any Service Provider or Acquired Employee with respect to any Company Benefit Plan or Seller Benefit Plan or otherwise; (ii) result in the acceleration of the time of payment or vesting of any such compensation or benefits, or the forgiveness of indebtedness of any Service Provider or Acquired Employee; or (iii) result in an obligation to fund or otherwise set aside assets to secure to any extent any of the obligations under any Company Benefit Plan or Seller Benefit Plan. No Person is entitled to receive any additional payment (including any Tax gross-up or other payment) from Seller, the Company or any other Subsidiary of Seller as a result of the imposition of the Taxes required by Section 4999 of the Code or any Taxes required by Section 409A of the Code.

3.22 Labor Matters.

(a) Section 3.22(a) of the Seller Disclosure Letter sets forth a list of all employees of the Company and Seller, and sets forth for each such individual the following: (i) name; (ii) identity of primary employer; (iii) title or position (including whether full or part time); (iv) hire date; (v) current annual base compensation rate or regular hourly rate; (vi) current target commission, bonus or other incentive-based compensation amounts; (vii) whether such individual is on a leave of absence of any kind, the nature of the leave (to the extent such information can be disclosed) and the expected date of return to work; (viii) classification as exempt versus non-exempt under the Fair Labor Standards Act and similar state or provincial Laws; (ix) the amount of accrued and unused paid time off; (x) location of employment; and (xi) union representational status. Section 3.22(a) of the Seller Disclosure Letter sets forth a complete list of all non-employee workers, including independent contractors, consultants and any other worker engaged on a basis other than as a W-2 employee (“Contractors”), that have provided services of any kind to the

Company or Seller over the last twelve (12) months, and the Company has provided to or made available to Purchaser all copies of all agreements with such Contractors, unless no such contract exists, in which case the Company has included in its list of contractors a description of the service provided, the approximate number of weekly hours of services provided by each such Contractor, and the compensation paid to each such Contractor. The Company has made available to Purchaser all written employee handbooks, policies and programs applicable to its and Seller’s employees.

(b) Union Activities. Except as set forth in Section 3.22(b), of the Seller Disclosure Letter (i) no employee of the Company or Seller is represented by a labor union, work council or similar organization in connection with their employment by the Company or Seller, (ii) neither the Company nor Seller is a party to, or otherwise subject to, any collective bargaining agreement, project labor agreement or community workforce agreement, or other labor union-related contract, (iii) no petition for representation by a labor union has been filed, is currently pending, or has been threatened, (iv) there is no organizational effort currently being made or to the Knowledge of Seller threatened by or on behalf of, any labor union to organize employees of the Company or Seller, and no written demand for recognition of employees of the Company or Seller has been made by, or on behalf of, any labor union, (v) there are no unfair labor practice charges or complaints pending against or involving the Company or Seller before the National Labor Relations Board or any other Governmental Authority, (vi) there is no labor strike, work stoppage, material grievance, collective bargaining dispute, or lockout pending or, threatened, by or with respect to any employees of the Company or Seller, and (vii) there are no allegations, claims, or investigations against or involving the Company arising from or related to compliance with project labor agreements, community workforce agreements, prevailing wage and apprenticeship Laws or contractual requirements.

(c) The Company and Seller are in compliance with all employment agreements, consulting, independent contractor and other service contracts, and severance and separation agreements, including change in control agreements.

(d) The Company and Seller are, and at all times have been, in material compliance with all applicable Laws governing immigration and work authorization, including the requirements of the Immigration Reform Control Act of 1986. Except as set forth in Section 3.22(d) of the Seller Disclosure Letter: (i) no employee is on a visa sponsored by the Company or Seller which visa will require continued sponsorship; (ii) neither the Company nor Seller has, in the last five (5) years, received a “no match” letter from the Social Security Administration concerning any employee or former employee; and (iii) neither the Company nor Seller has, in the last five (5) years, received any notice from the Internal Revenue Service of a mismatch between a name of an employee and a social security number provided on a Form 1095-C that the Company or Seller was unable to rectify as a clerical error. A USCIS Form I-9 has been properly prepared and retained for each employee as required by Law. No such Form I-9 was improperly prepared or that false documentation was provided in connection with satisfying the requirements of such I-9.

(e) In the last five (5) years, neither the Company nor Seller has engaged in or effectuated any “plant closing” or employee “mass layoff” (in each case, as defined in the Worker Adjustment Retraining and Notification Act (the “WARN Act”) or any similar state or local Law) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or Seller. During the 90-day period preceding the date hereof, no employee has suffered an “employment loss,” as defined in the WARN Act or any similar state, local or foreign Law, with respect to the Company or Seller. Section 3.22(e) of the Seller Disclosure Letter sets forth for each employee who has suffered such an “employment loss” during the 90-day period preceding the date hereof.

(f) The Company and Seller are in material compliance with all applicable Laws, rules and regulations respecting employment, including employment practices, terms and conditions of employment, worker classification, prohibited discrimination, equal employment, fair employment practices, immigration status, employee safety and health, wages and hours (including overtime wages), compensation and hours of work, human rights, pay equity, workers’ compensation, unemployment insurance, immigration and work authorization, classification as exempt/non-exempt for purposes of the Fair Labor Standards Act and analogous laws, classification as independent contractors or employees, child labor laws, background checks, pay transparency, collective bargaining, and leaves of absence. No individual has been engaged by the Company or Seller as or in the capacity of an independent contractor who does not qualify for such status under applicable Law, and all employees who have been classified as exempt under the Fair Labor Standards Act (and state, provincial and local counterpart Laws) have been properly classified as such. Except as set forth in Section 3.22(f) of the Seller Disclosure Letter for the last five (5) years there have not been, and there are no, actions, claims, charges, complaints, or demands made, pending or, to the Knowledge of the Company, threatened to be made, before any Governmental Authority, or under any private dispute resolution procedure, with respect to any alleged violation of any such applicable Laws. Except as set forth in Section 3.22(f) of the Seller Disclosure Letter, during the past five (5) years, none of the employment policies or practices of the Company or Seller have been audited or investigated or, to the Knowledge of the Company, subject to imminent audit or investigation, by any Governmental Authority and no current or former director, manager, officer, employee, or individual independent contractor of the Company or Seller has made any formal internal complaint or have used the Company’s or Seller’s internal complaint process to make allegations concerning unlawful discrimination, harassment, sexual harassment, retaliation, failure to provide reasonable accommodation, whistleblowing, failure to properly pay wages or other compensation, unfair labor practices or any other alleged violation of Law concerning employment or labor matter including prevailing wage and apprenticeship Laws.

(g) No authorized representative of the Company or Seller has made any representation, promise or guarantee, express or implied, to any employee or Contractor regarding: (i) whether the Company or Seller intends to retain such individual following the Closing; or (ii) terms and conditions on which the Company or Seller may retain or offer to retain such individual following the Closing. None of the executive officers or management employees of the Company or Seller has indicated an intention to resign or retire as a result of the transactions contemplated by this Agreement.

(h) Section 3.22(h) of the Seller Disclosure Letter sets forth all uses of artificial intelligence and machine learning technologies (collectively, “AI”), including generative AI, used by the Company or Seller with respect to its and/or their employees and independent contractors, including, without limitation, AI that is utilized for recruiting, screening, selection, evaluation, promotion, termination and/or that impacts any other term or condition of employment.

(i) Neither the Company nor Seller is subject to any affirmative action obligations under any Law and is not a government contractor or subcontractor for the purposes of any Law with respect to the terms and conditions of employment, including any prevailing wage laws.

3.23 Compliance with Laws.

(a) General Compliance. Seller and the Company have been and are in compliance in all material respects with all Laws that are applicable to the Company or to the conduct of the Business or the ownership and operations of the Company.

(b) Trade Controls and Customs.

(i) Except as set forth in Section 3.23(b) of the Seller Disclosure Letter, during the five (5) years prior to the date of this Agreement, the Company has conducted its operations in compliance in all material respects with (i) all Export Control Laws; (ii) all Customs Laws and Customs Regulations; and (iii) all Sanctions Laws.

(ii) Without limiting the foregoing, during the five (5) years prior to the date of this Agreement, (i) the Company has obtained, and is in compliance in all material respects with, all material export licenses and other material approvals required for its exports of products, software, and technologies from the United States and all other jurisdictions where such licenses or approvals are required by any Export Control Laws, including with respect to the release of technology and software to foreign nationals in the United States and abroad; (ii) the Company is in compliance in all material respects with Customs Laws and Customs Regulations applicable to its US imports of goods and to its imports of goods into all other jurisdictions; (iii) neither the Company nor any Sellers nor any of their respective officers, directors, or employees, nor to the knowledge of Sellers, any person acting on their behalf is currently, or has been in the last five (5) years, (A) a Sanctioned Person, (B) organized, resident, or located in a Sanctioned Country, (C) engaging in any dealings or transactions with any Sanctioned Person or in any Sanctioned Country in violation of Sanctions Laws and Sanctions Regulations, or (D) otherwise in violation in any material respect of applicable Sanctions Laws and Sanctions Regulations; (iv) there are no material claims pending or, to the Company’s Knowledge, threatened against the Company with respect to any of the foregoing Export Control Laws, Customs Laws, or Sanctions Laws; and (v) the Company has established internal controls, policies, and procedures intended to provide reasonable assurance regarding compliance with all applicable Export Control Laws, Customs Laws, and Sanctions Laws.

(iii) Section 3.23(b) of the Seller Disclosure Letter sets forth a true, complete, and correct list, as of the date of this Agreement, of each material export license and pending export license applications applicable to the Company. Section 3.23(b) of the Seller Disclosure Letter also sets forth, with respect to any hardware (including production equipment), software, and technology organized by product family for the Company’s internal reference number the applicable export control classification number (ECCN) under the EAR (if other than EAR99), indicating for each classification whether such classification was based on a formal determination by the BIS (and providing the corresponding Commodity Classification Automated Tracking System number) or a self-classification by the Company.

(c) Anti-Bribery Laws. Neither Seller nor the Company, including their respective directors, officers or employees, has, directly or indirectly, (i) committed a material violation of the FCPA, (ii) provided anything of value to any “foreign official” (as defined by the FCPA) to unlawfully obtain business, direct business to any Person, or secure an advantage, in each case that amounted to a material violation of the FCPA, (iii) directly or indirectly (1) made, offered or promised to make, or authorized the making of, any unlawful payment to any Person, (2) given, offered or promised to give, or authorized the giving of, any unlawful gift, political or charitable contribution or other thing of value or advantage to any Person, (3) requested or received any unlawful payment, gift, political or charitable contribution or other thing of value or advantage or (4) violated any provision of any other Law that prohibits corruption, money laundering or bribery. Seller will not directly or indirectly use all or any portion of the amounts paid by Purchaser hereunder (x) for or in connection with or in furtherance of the making, offering or promising to make, or the authorization of the making of any unlawful payment to any Person, (y) for or in connection with or in furtherance of the giving, offering or promising to give, or the authorization of the giving of any unlawful (a) gift, (b) political or charitable contribution or (c) other thing of value or advantage to any Person or (z) in a manner that may violate any provision of the FCPA or any other Law that prohibits corruption or bribery.

3.24 Healthcare Law. Since the Lookback Date:

(a) Seller and the Company are, and have been, in material compliance with all applicable Healthcare Laws. Neither the Company nor Seller, nor any of their respective officers, directors, managers, employees, nor, to the Company’s Knowledge, any of the respective Affiliates, agents or contractors of the Company or Seller: (a) have received written or, to the Company’s Knowledge, oral notice concerning any actual material violation, alleged material violation, or investigation of noncompliance of any Healthcare Law; (b) have been convicted of any criminal offense relating to the delivery of an item or service under any Federal Health Care Program nor similar non-U.S. Law; (c) have had a civil monetary penalty assessed against them under Section 1128A of the Social Security Act or similar non-U.S. Law; or (d) are or have been party to or bound by any order or any agreement entered into in any Legal Proceeding relating to compliance with any Healthcare Law. With respect to the Business and Specified Company Products, there is no act, omission, event, or circumstance that would reasonably be expected to constitute or result in (x) any Legal Proceeding; (y) a material violation; or (z) a failure to comply relating to compliance with any Healthcare Law, by the Company or Seller, or any of their respective officers, directors, managers, employees, or to the Company’s Knowledge, Affiliates, agents or contractors of the Company or Seller.

(b) Except as disclosed in Section 3.24 of the Seller Disclosure Letter, neither the Company, nor Seller, nor any of their respective controlled Affiliates employ or contract with any healthcare professional or other healthcare provider to provide healthcare items or services to patients on behalf of the Company, Seller, or their controlled Affiliates (for clarity, such healthcare items or services shall not include any consulting or advisory services, research or clinical trial services or activities, medical or scientific affairs, and other routine functions of the pharmaceutical industry). The Company or Seller, as applicable, has implemented and has at all times maintained a healthcare compliance program to facilitate compliance with applicable Healthcare Laws and that is consistent with the guidance issued by the United States Department of Health and Human Services Office of Inspector General (“OIG”) for effective compliance programs for pharmaceutical companies. The Company or Seller, as applicable, operates, and has at all times operated, in material compliance with such healthcare compliance program. Except as disclosed in Section 3.24(b) of the Seller Disclosure Letter, the Company or Seller, as applicable, is in material compliance with all applicable compliance program-related, marketing code of conduct-related, gift ban-related or disclosure-related requirements under applicable Healthcare Laws.

(c) Except as disclosed in Section 3.24(c) of the Seller Disclosure Letter, the Company and Seller are not in breach, in any material respect, of any contract, as applicable, nor in material violation of any applicable Law pertaining to contracting with excluded, debarred, or suspended individuals or entities, including those listed on the OIG List of Excluded Individuals and Entities or the System for Awards Management Excluded Parties List System, or requiring the Company or Seller to conduct background checks or other screenings. Neither the Company nor Seller, nor any of their respective officers, directors, managers, employees, Affiliates, nor, to the Company’s Knowledge, any agents or contractors are excluded, debarred, suspended from, or otherwise rendered ineligible for participation with any third-party payor or from selling products to any Governmental Authority or listed on the OIG List of Excluded Individuals and Entities or the System of Awards Management Excluded Parties List System. No such exclusion, debarment, suspension, or ineligibility is threatened. No officer, employee, or, to the Company’s Knowledge, any agent of the Company or Seller, has been or been threatened to be, (a) disqualified under FDA investigator disqualification proceedings; (b) subject to FDA’s Application Integrity Policy; or (c) subject to any enforcement proceeding arising from material false statements to FDA pursuant to 18 U.S.C. § 1001. This Section 3.24 shall apply equivalently with regard to any comparable government actions or measures applicable in jurisdictions outside the U.S.

(d) The Company and Seller are not, nor ever have been, at any time, enrolled in, or submitted claims or other requests for payment, or otherwise received payments, for healthcare items or services from, any third-party payor, including Medicare, Medicaid, other federal health care programs, or any other program for which any Governmental Authority pays, in whole or in part, for the provision of healthcare items or services.

(e) Neither the Company nor Seller, nor, to the Company’s Knowledge, any of their respective officers, directors, managers, employees, Affiliates, agents, or contractors have (a) been subject to, or received written notice of, any healthcare-related or Healthcare Law-related investigation, audit, or inquiry conducted by any Governmental Authority or customer, except for non-material customer audits conducted in the ordinary course of business; (b) made a voluntary disclosure to any Governmental Authority; or (c) been convicted or indicted or formally charged with any material violation of, or alleged material violation of, any Healthcare Law. The Company and Seller are not, nor ever have been, with respect to any Governmental Authority: (y) parties to any Legal Proceeding that (1) requires the payment of money by the Company or Seller to any Governmental Authority or third party including any civil monetary penalty assessed under Section 1128A of the Social Security Act, (2) requires any recoupment of money from the

Company or Seller by any Governmental Authority or third party or (3) prohibits any activity currently conducted by the Company or Seller; or (z) subject to any actual or, to Company’s Knowledge, potential settlement agreement, corporate integrity agreement, monitoring agreement, or certification of compliance agreement, or other similar agreement with any Governmental Authority, in the case of each of clauses (y) and (z), which relates to any Healthcare Law. Without limiting the foregoing, as of the Closing Date, the Company and Seller are not undergoing any healthcare-related or Healthcare Law-related inspection, audit, inquiry, or similar review by any Governmental Authority or customer.

(f) Neither of the Company and Seller is a “Covered Entity” (as defined at 45 C.F.R. § 160.103), “Business Associate” (as defined at 45 C.F.R. § 160.103) of any Covered Entity, or a “Subcontractor” (as defined at 45 C.F.R. § 160.103) of any Business Associate. The Company and Seller process and have processed Personal Information in material compliance with applicable Laws governing the processing of Personal Information, unless exempt.

(g) The Company and Seller and, to the Company’s and Seller’s Knowledge, each of their respective officers, managers, members, directors, employees, and any agent or other Persons acting on their behalf, have conducted, sponsored, or otherwise performed their respective obligations in connection with all clinical research in material compliance, with: (i) the principles set forth in the International Conference on Harmonisation (ICH) Guideline for Good Clinical Practice (E6); (ii) applicable institutional review board (IRB)-approved study protocols and informed consents and applicable IRB requirements; (iii) applicable privacy Laws and applicable privacy consents of human subjects participating in any research sponsored by the Company or Seller; (iv) applicable contracts or agreements; and (v) applicable Laws (including FDA Good Clinical Practice regulations). Neither the Company nor Seller, nor, to the Company’s Knowledge, any of their respective officers, managers, members, directors, or employees, nor any agent or other Persons acting on their behalf (in connection with the performance of obligations to the Company or Seller) have received written or, to the Company’s Knowledge, other notice from any clinical trial participant, IRB, or other Person concerning any actual or alleged material noncompliance with any of the foregoing requirements set forth in this Section 3.24. There has been no death of or injury to any human subject participating in any research sponsored by the Company or Seller that has been caused by any misconduct or negligence on the part of the Company or Seller or, to the Company’s Knowledge, any of their officers, managers, members, directors, employees, agents, or other Persons acting on their behalf, nor has there been any other material adverse event affecting any such human subject that has been the subject of any legal action, suit, proceeding, claim, arbitration or investigation filed or, to the Company’s Knowledge, threatened against the Company or Seller.

3.25 Legal Proceedings; Orders.

(a) No Legal Proceedings. Except as set forth in Section 3.25(a) of the Seller Disclosure Letter, there are no Legal Proceedings or Orders pending or, to the Knowledge of the Company, threatened against or relating to the Company or, against any present or former officer, manager or director of the Company in such individual’s capacity as such, at law or in equity, or before or by any Governmental Authority.

(b) No Orders. The Company is not subject to, and to the Knowledge of the Company the Company is not threatened to be made subject to, any Order of any kind or nature.

3.26 Insurance.

(a) Policies and Programs. Each of the insurance policies and all self-insurance programs and arrangements relating to the business, assets and operations of the Company or with respect to which the Company is a named insured or otherwise the beneficiary of coverage (collectively, the “Insurance Policies”) is in full force and effect. All premiums relating to the Insurance Policies have been timely paid. The Company maintains insurance of the types and in the amounts customarily carried by businesses of similar size in the same industry, and in each case reasonably adequate to protect the Company and its business. A copy of each Insurance Policy has been made available to Purchaser. All the Insurance Policies are placed with insurance carriers rated A- or better by A.M. Best Rating Services, Inc. The Company has maintained and continues to maintain insurance policies and fidelity bonds relating to the assets, business, operations, employees, officers, managers, or directors of the Company as is (i) required by applicable Law with coverage and policy limits substantially similar to the amount and scope of insurance coverage (including policy limits) under the Insurance Policies currently in effect and (ii) customary in all material respects for those engaged in a similar business, and, in each such case, such policy limits have not been, nor have any of the policy limits under the Insurance Policies been, materially exhausted or impaired. There is no material gap in coverage under any of the Insurance Policies. There is no material claim pending under any of the Insurance Policies as to which coverage has been questioned, denied, or disputed by the underwriters of the Insurance Policies or in respect of which such underwriters have reserved their rights. The Company has never been denied insurance coverage. The Company has not had, and does not have, any self-insurance program.

(b) No Cancellation. Since the Lookback Date, the Company has not received any notice regarding any cancellation, non-renewal, or invalidation of any Insurance Policy other than in connection with ordinary renewals.

3.27 Related Person Transactions. Except for compensation or other employment arrangements in the ordinary course of business, there are no Contracts, transactions, arrangements or understandings between the Company, on the one hand, and any Related Person thereof, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders that are not so disclosed.

3.28 Brokers. Except for the Seller Financial Advisor, there is no financial advisor, investment banker, broker, finder, agent or other Person that has been engaged or retained by or is authorized to act on behalf of Seller or the Company who is entitled to any financial advisor, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Stock Purchase.

3.29 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. Seller and the Company acknowledge and agrees that, except for and without limiting the representations and warranties set forth in Article IV, none of Purchaser or any of its respective Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to Purchaser, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Stock Purchase.

(b) No Reliance. Seller and the Company each acknowledge and agree that, except for the representations and warranties expressly set forth in Article IV, it is not acting (including, as applicable, by entering into this Agreement or consummating the Stock Purchase) in reliance on any representation or warranty, express or implied or implied or the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information, on the part of Purchaser.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller as follows:

4.1 Organization; Good Standing.

(a) Authority; Good Standing. Purchaser (i) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization; and (ii) has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets.

(b) Organizational Documents. Purchaser has made available to Seller true, correct and complete copies of the organizational documents of Purchaser, each as amended to date. Purchaser is not in violation of its organizational documents.

4.2 Power; Enforceability. Purchaser has the requisite entity power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations under this Agreement; and (c) consummate the Stock Purchase. The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its covenants and obligations under this Agreement and the consummation of the Stock Purchase each have been duly authorized by all necessary action on the part of each of Purchaser and no additional actions on the part of Purchaser are necessary to authorize (i) the execution and delivery of this Agreement by Purchaser; (ii) the performance by Purchaser of its covenants and obligations under this Agreement; or (iii) the consummation of the Stock Purchase. This Agreement has been duly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery by the Company and Seller, constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity.

4.3 Non-Contravention. The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its covenants and obligations under this Agreement, and the consummation of the Stock Purchase do not (a) violate or conflict with any provision of the certificate of incorporation, bylaws or other similar organizational documents of Purchaser; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Purchaser is a party or by which Purchaser, or any of its properties or assets may be bound; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, violate or conflict with any Law applicable to Purchaser or by which any of its properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of Purchaser, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not have a Purchaser Material Adverse Effect.

4.4 Requisite Governmental Approvals. No Consent of any Governmental Authority is required on the part of Purchaser or any of its Affiliates in connection with the (a) execution and delivery of this Agreement by Purchaser; (b) performance by Purchaser of its covenants and obligations pursuant to this Agreement; or (c) consummation of the Stock Purchase, except (i) such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company is qualified to do business; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the HSR Act and any applicable Regulatory Laws; and (iv) such other Consents the failure of which to obtain would not have a Purchaser Material Adverse Effect.

4.5 Legal Proceedings; Orders.

(a) No Legal Proceedings. There are no Legal Proceedings pending or, to the Knowledge of Purchaser, threatened against Purchaser that would have a Purchaser Material Adverse Effect.

(b) No Orders. Purchaser is not subject to any order of any kind or nature that would have a Purchaser Material Adverse Effect.

4.6 Ownership of Seller Capital Stock. None of Purchaser or any of its Affiliates, nor to the Knowledge of Purchaser, any of its respective directors or officers is or has been an “interested stockholder” (as defined in Section 203 of the DGCL) of Seller during the three (3) years prior to the date of this Agreement.

4.7 Brokers. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Purchaser or any of its Affiliates who is entitled to any financial advisor, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Stock Purchase for which Seller or any of its Subsidiaries would be liable.

4.8 No Purchaser Vote or Approval Required. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Purchaser is necessary to approve this Agreement or the Stock Purchase.

4.9 Financial Capability. Purchaser has as of the date of this Agreement and will have at the Closing (a) sufficient funds immediately available to (i) make all payments contemplated by this Agreement in connection with the Stock Purchase (including the payment of all amounts payable pursuant to Article II in connection with the Stock Purchase); and (ii) pay all fees and expenses required to be paid at the Closing by Purchaser, or any of its Affiliates in connection with the Stock Purchase and (b) the resources and capabilities (financial and otherwise) to perform its obligations under this Agreement. None of Purchaser or any of its Affiliates has incurred any obligation, commitment, restriction or liability of any kind, and is not contemplating or aware of any obligation, commitment, restriction or liability of any kind, in either case which would materially impair or materially adversely affect the availability of such sufficient funds or such resources and capabilities.

4.10 Absence of Stockholder and Management Arrangements. As of the date of this Agreement, none of Purchaser or any of its Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of Seller or any of its Subsidiaries (a) relating to this Agreement, the Stock Purchase or continuing employment with Purchaser or one or more of its Affiliates (including, after the Closing, the Company) from and after the Closing Date; or (b) pursuant to which any (i) Seller Stockholder has agreed to approve this Agreement or vote against any Superior Proposal; or (ii) Person has agreed to provide, directly or indirectly, an equity investment to Purchaser or the Company to finance any portion of the Stock Purchase.

4.11 Investment Intent.

(a) Purchaser (i) is acquiring the Purchased Shares solely for its own account, for investment only and not with a view for resale in connection with any distribution of the Purchased Shares and Purchaser will not dispose of the Purchased Shares in contravention of the Securities Act or other applicable Laws, (ii) has received and read the Charter and Bylaws and (iii) has sufficient knowledge and experience, including with respect to the industries in which the Company operates, to evaluate the merits and risks of this investment.

(b) Purchaser acknowledges that (i) the Purchased Shares have not been registered under the Securities Act, that the Purchased Shares have not been registered under any applicable securities Laws of any state or other jurisdiction and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and any applicable state securities Laws or are sold pursuant to an exemption from such registration and (ii) none of Seller, the Company or any of their respective Affiliates is under any obligation to register the Purchased Shares and that no market may exist for the resale of the Purchased Shares.

(c) Purchaser is an “accredited investor” as defined in Regulation D promulgated under the Securities Act and was not organized for the specific purpose of acquiring the Purchased Shares. Purchaser understands the speculative nature of an investment in the Purchased Shares and, accordingly, is able to bear the economic risk of this investment and, at the present time, could afford a complete loss of such investment.

(d) Purchaser and its Representatives have been afforded the opportunity to ask questions of Seller and the Company and have received answers to such questions, as Purchaser deems necessary in connection with its decision to acquire the Purchased Shares.

4.12 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. Purchaser, on behalf of itself and its Affiliates, acknowledges and agrees that, except for and without limiting the representations and warranties expressly set forth in Article III:

(i) neither Seller nor any of its Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to Seller, the Company, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Stock Purchase; and

(ii) no Person has been authorized by Seller or any of its Subsidiaries (including the Company) or any of its or their respective Affiliates or Representatives to make any representation or warranty relating to Seller, its Subsidiaries (including the Company) or any of their businesses or operations or otherwise in connection with this Agreement or the Stock Purchase, and if made, such representation or warranty must not be relied upon by Purchaser or any of its Affiliates or Representatives as having been authorized by Seller, any of its Subsidiaries (including the Company) or any of its or their respective Affiliates or Representatives (or any other Person).

(b) No Reliance. Purchaser, on behalf of itself and its Affiliates, acknowledges and agrees that, except for and without limiting the representations and warranties set forth in Article III, it is not acting (including, as applicable, by entering into this Agreement or consummating the Stock Purchase) in reliance on any representation or warranty, express or implied or the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information, on the part of Seller or the Company.

ARTICLE V

INTERIM OPERATIONS OF SELLER

5.1 Affirmative Obligations. Except (a) as expressly contemplated by this Agreement; (b) as set forth in Section 5.1 or Section 5.2 of the Seller Disclosure Letter; (c) as required by applicable Law; or (d) as approved by Purchaser (which approval will not be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period, Seller will, and will cause the Company to use their respective reasonable best efforts to (i) subject to the restrictions and exceptions set forth in Section 5.2 or elsewhere in this Agreement, conduct its business and operations in the ordinary course of business; and (ii) (A) preserve intact the Company’s material assets, properties, Contracts and business organizations; (B) keep available the services of the Company’s current officers and key employees; and (C) preserve the current relationships with material customers, suppliers, distributors, lessors, licensors, licensees, creditors, contractors and other Persons with whom the Company has business relations. Without limiting the foregoing, during the Pre-Closing Period, Seller and the Company will (i) use their commercially reasonable efforts to ensure that all Insurance Policies and state licenses set forth in Schedule D in effect as of the date of this Agreement remain in effect and, with respect to such Insurance Policies and licenses as may expire during the Pre-Closing Period, to renew or replace such Insurance Policies or licenses, in each case on terms not materially less favorable as the Insurance Policies or licenses in effect as of the date of this Agreement; and (ii) use their commercially reasonable efforts to cooperate with Purchaser, at the Purchaser’s expense, as may be necessary to enable the Company to obtain its own similar policies or licenses and/or obtain the material benefits following the Closing from the Insurance Policies and/or licenses, whether such Insurance Policies or licenses are held in the name of Seller, the Company or otherwise.

5.2 Forbearance Covenants. Except (A) as set forth in Section 5.1 or Section 5.2 of the Seller Disclosure Letter; (B) as required by applicable Law; (C) as approved by Purchaser (which approval will not be unreasonably withheld, conditioned or delayed); or (D) as required by the terms of this Agreement or the Transaction Documents, during the Pre-Closing Period, neither Seller nor the Company will, nor will they permit any of their respective Subsidiaries, as applicable, to:

(a) amend or otherwise change the Charter, the Bylaws or any other similar organizational document of Seller or the Company;

(b) propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization, conversion, division or other reorganization;

(c) issue, sell, or deliver, or agree or commit to issue, sell or deliver, any Company Securities (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise);

(d) issue, sell, or deliver, or agree or commit to issue, sell or deliver, any shares of capital stock of, or other equity or voting interest in, Seller (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) to any Service Providers or Acquired Employees, except (i) for the issuance, delivery or sale of shares of Seller Common Stock pursuant to Seller RSU Awards, Seller Options or Seller Warrants in accordance with their terms, (ii) in connection with agreements in effect on the date of this Agreement (including any offer letters or similar agreements entered into or extended as of the date of this Agreement), or (iii) pursuant to the operation of the Seller ESPP;

(e) directly or indirectly acquire, repurchase or redeem any securities of the Company;

(f) with respect to the Company only, acquire (by merger, consolidation or acquisition of stock or assets) any other Person;

(g) with respect to the Company only, acquire, or agree to acquire, fee ownership (or its jurisdictional equivalent) of any real property;

(h) amend, terminate or otherwise modify or extend any Lease or enter into any new lease, sublease or occupancy agreement for the Leased Real Property or any other real property;

(i) adjust, split, subdivide, combine or reclassify any shares of Company Capital Stock; declare, set aside, establish a record date for, authorize or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any Company Capital Stock or other Company Securities, or make any other actual, constructive or deemed distribution in respect of any shares of the Company Capital Stock or any Company Securities; pledge or encumber any shares of Company Capital Stock or Company Securities; or modify the terms of any shares of Company Capital Stock or Company Securities;

(j) with respect to the Company only, (i) incur or assume any Indebtedness or issue any debt securities, except for (A) short-term debt incurred to fund operations of the business in the ordinary course of business or (B) obligations incurred pursuant to business credit cards in the ordinary course of business (the foregoing clauses (A) and (B), collectively, “Permitted Indebtedness”); (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except with respect to Permitted Indebtedness; (iii) make any loans, advances or capital contributions to, or investments in, any other Person, except for (A) extensions of credit to customers and (B) advances to directors, officers and other employees, in each case in the ordinary course of business; or (iv) mortgage, pledge or otherwise encumber any assets, tangible or intangible of the Company, or create any Lien thereon (other than Permitted Liens);

(k) except (i) as required pursuant to the terms (as in effect on the date hereof) of any Company Benefit Plan or Seller Benefit Plan in effect on the date of this Agreement and set forth on Section 3.21(a) of the Seller Disclosure Letter or (ii) as explicitly provided for in this Agreement, (A) establish, adopt, enter into, terminate or amend, or take any action to accelerate the vesting, funding or payment of any compensation or benefits under, any Company Benefit Plan or, with respect to any Acquired Employee, any Seller Benefit Plan (or any plan, program, policy, agreement or arrangement that would be a Company Benefit Plan or Seller Benefit Plan if in effect on the date hereof); (B) grant to any Acquired Employee any increase in compensation, bonus or fringe or other benefits (other than any salary increases and annual bonuses provided to employees in the ordinary course of business consistent with past practice); (C) grant to any Acquired Employee any new, or any increase in, change in control, retention, severance or termination pay; (D) terminate any Acquired Employee other than terminations for cause (determined consistent with past practice), or hire any individual who would be an Acquired Employee; (E) hire any employee or engage any independent contractor or consultant to work for or provide services to the Company; or (F) make or forgive any loan to any Acquired Employee (other than advancement of expenses in the ordinary course of business);

(l) settle, release, waive or compromise any pending or threatened material Legal Proceeding involving the Company or the transactions contemplated by this Agreement, except for the settlement of any Legal Proceedings (i) solely for monetary damages in an amount (1) that do not exceed $150,000 individually or $500,000 in the aggregate or (2) that does not exceed the amount reflected or reserved against in the Audited Seller Balance Sheet; or (ii) settled in compliance with Section 6.10;

(m) except as required by applicable Law or GAAP, (i) other than in the ordinary course of business, revalue in any material respect any of the Company’s properties or assets, including writing-off notes or accounts receivable; or (ii) make any change in any of the Company’s accounting principles or practices;

(n) (i) make or change any Tax election with respect to the Company; (ii) adopt or change of any Tax accounting method; (iii) settle or compromise any material Tax claim or assessment with respect to the Company; (iv) amend any Tax Return or file any Tax Return inconsistent with past practice; (v) initiate any material voluntary Tax disclosure or material Tax amnesty or similar filings with any Governmental Authority; (vi) enter into any agreement with any Governmental Authority (including a “closing agreement” under Section 7121 of the Code) with respect to any material Tax or material Tax Returns; (vii) surrender any right to claim a Tax refund (other than as a result of the passage of time); or (viii) consent to any extension or waiver of any limitation period with respect to any Tax claim or assessment with respect to the Company (other than as a result of any extension of time to file any Tax Returns or pay any Taxes that is automatically or routinely granted), in each case, solely to the extent such action would adversely impact Purchaser or the Company;

(o) with respect to the Company only, incur, authorize or commit to incur any material capital expenditures outside of the ordinary course of business other than (A) expenditures that do not exceed $150,000 individually or $500,000 in the aggregate or (B) pursuant to agreements in effect prior to the date of this Agreement;

(p) enter into, modify, amend or terminate any Material Contract, provided that, notwithstanding the foregoing, Seller and the Company may make modifications or enter into amendments to Material Contracts, which, in the reasonable judgment of Seller or the Company, as applicable, are not material to or are in the ordinary course of business;

(q) maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice;

(r) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of Seller or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

(s) effectuate a “plant closing,” “mass layoff” (each as defined in the WARN Act) or other employee layoff event affecting in whole or in part any site of employment, facility, operating unit where Acquired Employees are located or which affects any Acquired Employee; or

(t) enter into or agree or commit to enter into a Contract to take any of the actions prohibited by this Section 5.2.

5.3 No Solicitation of Acquisition Proposals.

(a) No Solicitation. Subject to Section 5.3(b), during the Pre-Closing Period, Seller and the Company will cease and cause to be terminated any discussions or negotiations with, and terminate any data room access (or other access to diligence) of, any Person and its Representatives relating to any Acquisition Transaction that would otherwise be prohibited by this Section 5.3(a). Unless Seller or the Company has already so requested in writing, promptly following the date of this Agreement, Seller or the Company will request in writing that each Person or Group (other than Purchaser and its Representatives) that has executed a confidentiality agreement within the twelve (12) months preceding the date of this Agreement in connection with its consideration of an Acquisition Transaction promptly return or destroy, in accordance with the terms of such confidentiality agreement, all information furnished to such Person by or on behalf of Seller or the Company or their Representatives prior to the date of this Agreement. Subject to this Section 5.3(a) and Section 5.3(b), during the Pre-Closing Period, Seller, the Company and their respective directors and executive officers, will not, and Seller and the Company will not instruct, authorize or knowingly permit any of their respective employees, consultants or other Representatives to, directly or indirectly, (i) solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any Acquisition Inquiry or Acquisition Proposal; (ii) furnish to any Third Person any non-public information relating to Seller or the Company or afford to any Third Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Seller or the Company, in any such case in connection with any actual or potential Acquisition Inquiry or Acquisition Proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Inquiry or Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Third Person with respect to an Acquisition Inquiry or Acquisition Proposal (other than informing such Persons of the provisions contained in this Section 5.3); (iv) enter into any letter of intent, memorandum of understanding, merger agreement, stock purchase agreement, acquisition agreement or other Contract relating to an Acquisition Inquiry, Acquisition Proposal or Acquisition Transaction, other than, in each case, an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, stock purchase agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”); or (v) authorize or commit to do any of the foregoing. During the Pre-Closing Period, Seller and the Company will not be permitted to waive any provision of any “standstill” or confidentiality agreement.

(b) Permitted Conduct Related to Certain Proposals. Notwithstanding anything to the contrary in this Section 5.3, from the date of this Agreement until Seller’s receipt of the Requisite Stockholder Approval, if Seller or the Company has received from a Third Person an Acquisition Proposal that did not result directly or indirectly from any material breach of Section 5.3(a) and with respect to which the Seller Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) that (A) such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal and (B) the failure to take the actions contemplated by this Section 5.3(b) could reasonably be expected to be inconsistent with its fiduciary duties, then Seller and the Company may, directly or indirectly through one or more of their Representatives (including the Seller Financial Advisor), (i) participate or engage in discussions or negotiations with such Third Person with respect to such Acquisition Proposal, and (ii) subject to an Acceptable Confidentiality Agreement, (1) furnish any non-public information relating to Seller or any of its Subsidiaries to the Third Person that has made such Acquisition Proposal and (2) afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Seller or any of its Subsidiaries to the Third Person that has made such Acquisition Proposal. During the Pre-Closing Period, Seller will promptly make available to Purchaser and its Representatives any non-public information concerning Seller and its Subsidiaries (including the Company) that is made available to any such Third Person or its Representatives and that was not previously made available to Purchaser.

(c) No Seller Board Recommendation Change or Entry into an Alternative Acquisition Agreement. Except to the extent permitted by Section 5.3(d), at no time after the date of this Agreement may the Seller Board:

(i) (A) withhold, withdraw, or publicly propose to withhold or withdraw, the Seller Board Recommendation, (B) amend, qualify or modify, or publicly propose to amend, qualify or modify, the Seller Board Recommendation in a manner adverse to Purchaser; (C) adopt, approve or recommend an Acquisition Proposal; (D) fail to publicly reaffirm the Seller Board Recommendation within ten (10) Business Days of Purchaser so requesting in writing; (E) take or fail to take any action or make or fail to make any recommendation in connection with a tender or exchange offer, other than a recommendation against such offer or the issuance of a “stop, look and listen” communication by the Seller Board to the Seller Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Seller Board may refrain from taking a position with respect to an Acquisition Proposal until 5:30 p.m., Pacific time, on the tenth (10th) Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.3); or (F) fail to include the Seller Board Recommendation in the Proxy Statement (any action or failure to take action described in clauses (A) through (F), a “Seller Board Recommendation Change”), it being understood that none of (1) the determination in and of itself by the Seller Board that an Acquisition Proposal constitutes, or is reasonably likely to lead to, a Superior Proposal, (2) the delivery, in and of itself, by Seller or the Company to Purchaser and its Representatives of any notice contemplated by Section 5.3(d), or (3) the public disclosure, in and of itself, of the items in clauses (1) and (2) if required by applicable Law will constitute a Seller Board Recommendation Change or violate this Section 5.3; or

(ii) cause or permit Seller or the Company to enter into an Alternative Acquisition Agreement.

(d) Permissible Seller Board Recommendation Change and Entry into Alternative Acquisition Agreement.

(i) Intervening Events. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval, other than directly or indirectly in connection with an Acquisition Proposal, the Seller Board may effect a Seller Board Recommendation Change in response to an Intervening Event if and only if:

(1) the Seller Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take such action could reasonably be expected to be inconsistent with its fiduciary duties;

(2) Seller or the Company has provided prior written notice to Purchaser that the Seller Board has (A) made the determination in clause (1) above and (B) resolved to effect a Seller Board Recommendation Change pursuant to this Section 5.3(d)(i), which notice will describe the Intervening Event in reasonable detail; and

(3) prior to effecting such Seller Board Recommendation Change, Seller, the Company and their Representatives, until 5:00 p.m. Pacific time on the fifth (5th) Business Day following the date of delivery of such written notice, have (A) negotiated with Purchaser and its Representatives in good faith (to the extent that Purchaser requests to negotiate) to make such adjustments to the terms and conditions of this Agreement and the other Transaction Documents so that the Seller Board no longer determines in good faith that the failure to make a Seller Board Recommendation Change in response to such Intervening Event could reasonably be expected to be inconsistent with its fiduciary duties, and (B) permitted Purchaser and its Representatives to negotiate with Seller and its Representatives throughout such period and to make a presentation to the Seller Board regarding this Agreement and any adjustments with respect thereto (to the extent that Purchaser requests to make such a presentation); it being understood and agreed that, if, in light of any adjustments to the terms and conditions of this Agreement and the Transaction Documents proposed by Purchaser during such period, the Seller Board does not reaffirm its determination that the failure to make a Seller Board Recommendation Change in response to such Intervening Event could reasonably be expected to be inconsistent with its fiduciary duties, then the Seller Board shall not be permitted to proceed with such Seller Board Recommendation Change.

(ii) Superior Proposals. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval, if Seller or the Company has received a written Acquisition Proposal that the Seller Board has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal, then the Seller Board may (A) effect a Seller Board Recommendation Change with respect to such Superior Proposal and/or (B) authorize Seller to terminate this Agreement pursuant to Section 8.1(h) to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, in each case if and only if:

(1) the Seller Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take such actions could reasonably be expected to be inconsistent with its fiduciary duties;

(2) Seller and the Company have complied in all material respects with their obligations pursuant to this Section 5.3 with respect to such Acquisition Proposal;

(3) Seller or the Company has provided prior written notice to Purchaser that the Seller Board has (A) made the determination in clause (1) above, (B) received a written Acquisition Proposal that has not been withdrawn, (C) determined in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal constitutes a Superior Proposal, and (D) resolved to effect a Seller Board Recommendation Change pursuant to this Section (ii) and if applicable to terminate this Agreement pursuant to Section 8.1(h), which notice will describe the basis for such Seller Board Recommendation Change and (if applicable) termination, including the identity of the Third Person making such Acquisition Proposal, the terms of such Acquisition Proposal in reasonable detail (including all material terms) and copies of all relevant documents relating to such Acquisition Proposal; and

(4) prior to effecting such Seller Board Recommendation Change and (if applicable) termination, Seller, the Company and their Representatives, until 5:00 p.m. Pacific time on the fourth (4th) Business day following the date of delivery of such written notice, (A) have negotiated with Purchaser and its Representatives in good faith (to the extent that Purchaser requests to negotiate) to make such adjustments to the terms and conditions of this Agreement and the other Transaction Documents so that the Seller Board no longer determines in good faith that the failure to make a Seller Board Recommendation Change in response to such Acquisition Proposal could reasonably be expected to be inconsistent with its fiduciary duties, or that such Acquisition Proposal continues to constitute a Superior Proposal, and (B) have permitted Purchaser and its Representatives to negotiate with Seller and its Representatives throughout such period and to make a presentation to the Seller Board regarding this Agreement and any adjustments with respect thereto (to the extent that Purchaser requests to make such a presentation); it being understood and agreed that, if, in light of any adjustments to the terms and conditions of this Agreement and the Transaction Documents proposed by Purchaser during such period, the Seller Board does not reaffirm its determinations that (A) such Acquisition Proposal constitutes a Superior Proposal, and (B) the failure to make a Seller Board Recommendation Change in response to such Acquisition Proposal could reasonably be expected to be inconsistent with its fiduciary duties, then the Seller Board shall not be permitted to proceed with such Seller Board Recommendation Change or such termination of this Agreement. Without limiting the foregoing, (a) in the event of any material revision, amendment, update or supplement to such Acquisition Proposal with respect to which the Seller Board has made the foregoing determinations, Seller will be required to deliver a new written notice to Purchaser pursuant to clause (3) above and to comply again with the requirements of this clause (4) with respect to such revised, amended, updated or supplemented Acquisition Proposal, with the period described above lasting until 5:00 p.m. Pacific time on the second (2nd) Business Day following the date of delivery of such written notice, it being understood and agreed that, if, in light of any adjustments to the terms and conditions of this Agreement and the Transaction Documents proposed by Purchaser, the Seller Board cannot or does not reaffirm its determinations that (A) such Acquisition Proposal constitutes a Superior Proposal, and (B) the failure to make a Seller Board Recommendation Change in response to such revised, amended, updated or supplemented Acquisition Proposal could reasonably be expected to be inconsistent with its fiduciary duties, then the Seller Board shall not be permitted to proceed with such Seller Board Recommendation Change or such termination of this Agreement.

(e) Notice to Purchaser. During the Pre-Closing Period, Seller shall promptly (and, in any event, within twenty-four (24) hours from the receipt thereof) notify Purchaser in writing if an Acquisition Inquiry or Acquisition Proposal is, to the Knowledge of the Company (which, for this purpose, will be deemed to include each member of the Seller Board and will not be deemed to be only as of the date of this Agreement), received by, or any discussions or negotiations are sought to be initiated or continued with, Seller, the Company or any of their respective Representatives with respect to an Acquisition Inquiry or Acquisition Proposal. Such notice shall include (A) the identity of the Third Person making such Acquisition Inquiry or Acquisition Proposal, and (B) a summary of the material terms and conditions of such Acquisition Inquiry or Acquisition Proposal and, if in writing, a copy thereof. Thereafter, Seller or the Company shall keep Purchaser reasonably informed, on a prompt basis, of the status and terms of any such Acquisition Inquiry or Acquisition Proposal (including any amendments or supplements thereto) and the status of any such discussions or negotiations.

(f) Permitted Disclosures. Nothing in this Agreement will prohibit Seller or the Seller Board from (A) taking and disclosing to the Seller Stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including making a “stop, look and listen” communication by the Seller Board to the Seller Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (B) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; (C) informing any Person of the existence of the provisions contained in this Section 5.3; or (D) making any disclosure to the Seller Stockholders (including regarding the business, financial condition or results of operations of Seller and its Subsidiaries) that the Seller Board, after consultation with its outside legal counsel, has determined in good faith is required by applicable Law; provided, however, that in no event will Seller or the Seller Board effect a Seller Board Recommendation Change except in compliance with Section 5.3(d). It is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by Seller, the Company, the board of directors of the Company or the Seller Board that (A) describes Seller’s or the Company’s receipt of an Acquisition Proposal; (B) identifies the Third Person making such Acquisition Proposal; (C) provides the material terms of such Acquisition Proposal; or (D) describes the operation of this Agreement with respect thereto will not, in any case, be deemed to be (1) a withholding, withdrawal, amendment, qualification or modification, or proposal by the Seller Board to withhold, withdraw, amend, qualify or modify, the Seller Board Recommendation; (2) an adoption, approval or recommendation with respect to such Acquisition Proposal; or (3) a Seller Board Recommendation Change.

(g) Breach by Representatives. Seller and the Company agree that (i) any action taken directly or indirectly by or on behalf of any of their respective directors or officers that if taken by or on behalf of Seller or the Company, would constitute a breach of this Section 5.3, then such action will be deemed to constitute a breach of this Section 5.3, and (ii) if Seller or the Company or any of their respective directors or officers or financial or legal advisors obtains Knowledge of any action taken directly or indirectly by or on behalf of any of their respective other Representatives, and not taken by or on behalf of Seller or the Company, that if taken by or on behalf of Seller or the Company, would constitute a breach of this Section 5.3, and neither Seller nor the Company promptly uses its reasonable best efforts to prohibit or terminate such action, then such action will be deemed to constitute a breach of this Section 5.3.

5.4 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Purchaser on the one hand, or Seller and the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing, each of Purchaser, Seller and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their respective businesses and operations.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Efforts; Required Action and Forbearance.

(a) Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, Purchaser on the one hand, and Seller and the Company, on the other hand, will use their respective reasonable best efforts to (A) take (or cause to be taken) all actions; (B) do (or cause to be done) all things; and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, no later than the Termination Date, the Stock Purchase, including by using reasonable best efforts to:

(i) cause the conditions to the Stock Purchase set forth in Article VII to be satisfied as soon as practicable, and in any event no later than the Termination Date;

(ii) (1) seek to obtain all Consents, Orders and authorizations from Governmental Authorities; and (2) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Stock Purchase; and

(iii) (1) seek to obtain all consents, waivers and approvals and (2) deliver all notifications, in each case pursuant to any Material Contracts in connection with this Agreement and the consummation of the Stock Purchase so as to seek to maintain and preserve the benefits to the Company of such Material Contracts as of and following the consummation of the Stock Purchase.

(b) No Failure to Take Necessary Action. In addition to the foregoing, subject to the terms and conditions of this Agreement, neither Purchaser, on the one hand, nor the Company, on the other hand, will take any action (or fail to take any action) that is intended to or has (or would reasonably be expected to have) the effect of preventing, impairing, delaying or otherwise adversely affecting the (i) consummation of the Stock Purchase; or (ii) ability of such Party to fully perform its obligations pursuant to this Agreement. For the avoidance of doubt, no action by the Company taken in compliance with Section 5.3 will be considered a violation of this Section 6.1.

(c) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, neither Seller nor any of its Subsidiaries will be required to agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments), or the provision of additional security (including, but not limited to, a guaranty or the posting of a bond), in connection with the Stock Purchase, including in connection with obtaining any Consent pursuant to any Material Contract.

6.2 Regulatory Filings.

(a) Cooperation. Seller and Purchaser will (and will cause each of their respective Affiliates, as applicable, to), subject to any restrictions under applicable Law, (i) promptly notify the other Parties of (and, if in writing, furnish them with copies of (or, in the case of oral communications, advise them of the contents of)) any material communication received by such Person from a Governmental Authority in connection with the Stock Purchase and permit the other Parties to review and discuss in advance (and to consider in good faith any comments made by the other Parties in relation to) any proposed draft notifications, formal notifications, filings, submissions or other written communications (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Stock Purchase to a Governmental Authority; (ii) keep the other Parties reasonably informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Stock Purchase and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver; (B) the expiration of any waiting period; (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Law; and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Stock Purchase; and (iii) not independently participate in any meeting, hearing, proceeding or discussions with or before any Governmental Authority in respect of the Stock Purchase without giving the other Parties reasonable prior notice of such meeting, hearing, proceeding or discussion, and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. However, each Party may designate any non-public information provided to any Governmental Authority as restricted to “outside counsel” only and any such information will not be shared with the Representatives of the other Parties without approval of the Party providing the non-public information. Each Party may redact any valuation and related information before sharing any information provided to any Governmental Authority with another Party on an “outside counsel” only basis.

(b) Necessary Actions. In furtherance and not in limitation of the terms of Section 6.1(a) and Section 6.2, if and to the extent necessary to obtain clearance of the Stock Purchase pursuant to any Regulatory Law applicable to the Stock Purchase, the Parties will use commercially reasonable efforts to avoid or eliminate legal impediments so as to enable the Closing to occur as expeditiously as possible; provided, however, that notwithstanding anything in this Agreement to the contrary, no Party nor any of its respective Affiliates will be required, either pursuant to this Section 6.2(c) or otherwise, to (and, without such Party’s prior written consent, Purchaser, Seller and the Company will not) (A) initiate or otherwise participate in any Legal Proceeding with any Governmental Authority, (B) commit to or effect, by consent decree, hold separate order or otherwise, the sale, lease, license, divestiture or disposition of any assets, rights, product lines or businesses of such Party or any of its respective Affiliates, (C) terminate any existing relationships, contractual rights or obligations of such Party or any of its respective Affiliates, (D) terminate any joint venture or other arrangement, (E) create any relationship, contractual rights or obligations of such Party or any of its respective Affiliates, (F) effectuate any other change or restructuring of such Party or any of its respective Affiliates, or (G) otherwise take or commit to take any actions, including agreeing to prior approval restrictions, with respect to the businesses, product lines or assets of such Party or any of its respective Affiliates, in each case that would be material to the Business or the benefits Purchaser would attain by the purchase thereof. Further, no Party is required to respond to a request for Additional Information and Documentary Materials under any Regulatory Law.

6.3 Proxy Statement and Other Required SEC Filings.

(a) Preparation. As promptly as reasonably practicable (and in any event within thirty (30) days or such later date as the Parties mutually agree in good faith, such agreement not to be unreasonably withheld, conditioned or delayed) after the date of this Agreement, Seller will prepare and file with the SEC a preliminary proxy statement to be sent to the Seller Stockholders in connection with the Seller Stockholder Meeting (the proxy statement, including any amendments or supplements thereto, the “Proxy Statement”). Other than to the extent mutually agreed by Purchaser and Seller (such agreement not to be unreasonably withheld, conditioned or delayed), the Proxy Statement will not solicit the vote or approval of the Seller Stockholders on any matter except for (i) the approval of the Stock Purchase and the other transactions contemplated by this Agreement and this Agreement, (ii) the approval of the Excluded Transactions that require approval of the Seller Stockholders under applicable Law, and (iii) the approval of any proposal to adjourn or postpone the Seller Stockholder Meeting to a later date if there are not sufficient votes to approve the Stock Purchase and the other transactions contemplated by this Agreement or approve this Agreement. Except in connection with any amendment to the Proxy Statement describing a Seller Board Recommendation Change, Purchaser and its legal counsel shall be given reasonable opportunity to review and comment on the Proxy Statement (including all amendments and supplements thereto and including any response to any comments (including oral comments) of the SEC or its staff with respect thereto) prior to the filing thereof with the SEC and Seller shall give reasonable consideration to any such comments made by Purchaser or its counsel. Seller shall promptly provide Purchaser and its legal counsel with a copy or a description of any comments (including oral comments) received by Seller or its legal counsel from the SEC or its staff with respect to the Proxy Statement. Subject to Section 5.3, Seller will use its reasonable best efforts to (i) include the Seller Board Recommendation and the fairness opinion of the Seller Financial Advisor referred to in Section 3.3(b) in the Proxy Statement; and (ii) use appropriate efforts to solicit proxies to obtain the Requisite Stockholder Approval. Promptly following the later of (A) confirmation by the SEC that it has no further comments and (B) expiration of the ten (10)-day waiting period contemplated by Rule 14a-6(a) promulgated under the Exchange Act, Seller will cause the Proxy Statement in definitive form to be mailed or otherwise disseminated to the Seller Stockholders. Seller shall promptly respond to any comments

(including oral comments) of the SEC or its staff with respect to the Proxy Statement and to the extent required by the applicable requirements of United States securities laws and the rules and regulations of the SEC promulgated thereunder, and each of Purchaser and Seller shall promptly correct any information provided by it for use in the Proxy Statement to the extent that such information shall be or shall have become false or misleading in any material respect and Seller shall take all steps necessary to cause the Proxy Statement, as supplemented or amended to correct such information, to be filed with the SEC and, to the extent required by the United States securities laws and the rules and regulations of the SEC promulgated thereunder, to be disseminated to the Seller Stockholders.

(b) Purchaser Cooperation. Purchaser shall promptly furnish or otherwise make available to Seller or Seller’s legal counsel all information concerning Purchaser or its Affiliates that may be required or reasonably requested in connection with the Proxy Statement or any action contemplated by Section 6.3(a).

(c) Other Required Seller Filings. If Seller determines that it is required to file any document, other than the Proxy Statement, with the SEC in connection with the Stock Purchase pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Seller Filing”), then Seller will use its reasonable best efforts to promptly prepare and file such Other Required Seller Filing with the SEC. Seller will use its reasonable best efforts to cause any Other Required Seller Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and Nasdaq. Except in connection with any amendment to the Proxy Statement describing a Seller Board Recommendation Change, Seller shall not file any Other Required Seller Filing with the SEC without first providing Purchaser and its counsel a reasonable opportunity to review and comment thereon, and Seller will give good faith consideration to all reasonable additions, deletions or changes suggested by Purchaser or its counsel.

(d) Other Required Purchaser Filings. If Purchaser determines that it is required to file any document with the SEC as a result of the Stock Purchase pursuant to applicable Law (an “Other Required Purchaser Filing”), then Purchaser will use its reasonable best efforts to promptly prepare and file such Other Required Purchaser Filing with the SEC. Purchaser will cause any Other Required Purchaser Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC. Purchaser shall not file any Other Required Purchaser Filing with the SEC without first providing Seller and its counsel a reasonable opportunity to review and comment thereon, and Purchaser will give good faith consideration to all reasonable additions, deletions or changes suggested by Seller or its counsel.

(e) SEC Correspondence. The Parties will notify each other as promptly as practicable of the receipt of any comments, whether written or oral, from the SEC and of any request by the SEC for amendments or supplements to any Other Required Seller Filing or any Other Required Purchaser Filing, or for additional information, and will supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to such filings. The Parties will use their respective reasonable best efforts to resolve all SEC comments, if any, with respect to the Proxy Statement, any Other Required Seller Filing and any Other Required Purchaser Filing as promptly as practicable after the receipt thereof.

(f) Accuracy; Supplied Information.

(i) By Seller. On the date of filing, neither the Proxy Statement nor any Other Required Seller Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by Seller with respect to any information supplied by Purchaser or any of its Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Seller Filing. The information supplied by Seller regarding Seller or the Company for inclusion or incorporation by reference in the Proxy Statement or any Other Required Purchaser Filings will not, at the time that such Proxy Statement or Other Required Purchaser Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(ii) By Purchaser. On the date of filing, no Other Required Purchaser Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by Purchaser with respect to any information supplied by Seller for inclusion or incorporation by reference in the Proxy Statement or any Other Required Purchaser Filing. The information supplied by Purchaser and its Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Seller Filing will not, at the time that the Proxy Statement or such Other Required Seller Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

6.4 Seller Stockholder Meeting.

(a) Call of Seller Stockholder Meeting. Seller will use its reasonable best efforts to take all action necessary in accordance with applicable Law, its certificate of incorporation and its bylaws to establish a record date for, duly call, give notice of, convene and hold a meeting of the Seller Stockholders (including any adjournment, postponement or other delay thereof, the “Seller Stockholder Meeting”) as promptly as reasonably practicable following the mailing or other dissemination of the Proxy Statement to the Seller Stockholders for the purpose of, among other things, (i) voting upon the approval of this Agreement and the Stock Purchase; (ii) in accordance with Regulation 14A under the Exchange Act, conducting a non-binding, advisory vote to approve certain compensation that may become payable to Seller’s named executive officers in connection with the consummation of the Stock Purchase; and (iii) to the extent elected to be voted on by the Seller Stockholders, voting upon the approval of any of the transactions listed on Schedule B. So long as this Agreement has not been terminated in accordance with Article VIII, Seller will submit this Agreement and the Stock Purchase for approval by the Seller Stockholders at the Seller Stockholder Meeting. Seller shall keep Purchaser and its Representatives reasonably apprised from time to time with respect to the proxy solicitation process and the status of votes by the Seller Stockholders with respect to the Stock Purchase and this Agreement, and shall respond to reasonable requests from Purchaser and its Representatives with respect to information relating to the Proxy Statement, the Seller Stockholder Meeting, the proxy solicitation process or any related matter as promptly as reasonably practicable.

(b) Adjournment of Seller Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, Seller will be permitted to postpone or adjourn the Seller Stockholder Meeting if (i) there are holders of insufficient shares of Seller’s capital stock present or represented by proxy at the Seller Stockholder Meeting to constitute a quorum at the Seller Stockholder Meeting; (ii) Seller is required to postpone or adjourn the Seller Stockholder Meeting by applicable Law, order or a request from the SEC; (iii) the Seller Board has determined in good faith (after consultation with outside legal counsel) that it is required by applicable Law to postpone or adjourn the Seller Stockholder Meeting, including in order to give the Seller Stockholders sufficient time to evaluate any information or disclosure that Seller has sent to the Seller Stockholders or otherwise made available to the Seller Stockholders. Without the prior written consent of Purchaser (such consent not to be unreasonably withheld, delayed or conditioned), the Seller Stockholder Meeting will not be postponed or adjourned (A) by more than ten (10) days at a time except as otherwise provided in Section 6.4(b); or (B) with respect to Section 6.4(b), by more than twenty (20) Business Days after the date on which the Seller Stockholder Meeting was (or was required to be) originally scheduled.

6.5 Anti-Takeover Laws. Neither Purchaser nor Seller will take any action that would cause any “takeover” Law to become applicable to this Agreement or the Stock Purchase, and each of Purchaser, Seller and the Seller Board will (a) take all actions within their power to ensure that no “anti-takeover” Law is or becomes applicable to the Stock Purchase; and (b) if any “anti-takeover” Law is or becomes applicable to the Stock Purchase, take all action within their power to ensure that the Stock Purchase may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Law on the Stock Purchase.

6.6 Access. During the Pre-Closing Period, Seller and the Company will, and will use reasonable best efforts to cause its Subsidiaries to, afford Purchaser and its Representatives reasonable access during normal business hours, upon reasonable advance notice, to the properties, books and records and personnel of the Company, including without limitation for purposes of due diligence and investigation for inventories, records of GMP / GLP / GCP, and clinical data and other material proprietary and personal necessary for the continuity of the Business, and to assist Purchaser in evaluating the Company’s governance and operational structure at the Closing in order to continue operating the Business following the Closing in substantially the same manner as it was operated prior to the Closing, except that Seller may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law requires Seller to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) access to a Contract to which Seller or any of its Subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give any other Person the right terminate or accelerate the rights pursuant to, such Contract; (d) access would result in the disclosure of any Trade Secrets of any other Person; or (e) such documents or information are reasonably pertinent to any adverse Legal Proceeding between Seller and its Affiliates, on the one hand, and Purchaser and its Affiliates, on the other hand. Nothing in this Section 6.6 will be construed to require Seller, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information. Any investigation conducted pursuant to the access contemplated by this Section 6.6 will be conducted in a manner that does not unreasonably interfere with the conduct of the business of Seller and its Subsidiaries or create a risk of damage or destruction to any property or assets of Seller or its Subsidiaries. Any access to the properties of Seller and its Subsidiaries will be subject to Seller’s reasonable security measures, health and safety measures, and insurance requirements and will not include the right to perform any “invasive” testing or soil, air or groundwater sampling, including any Phase II environmental investigations. Notwithstanding anything to the contrary in this Agreement, Seller may satisfy its obligations set forth in this Section 6.6 by electronic means if physical access is not reasonably feasible or would not be permitted under applicable Law as a result. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Purchaser or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.6. All requests for access pursuant to this Section 6.6 must be directed to Seller’s General Counsel or another person designated in writing by Seller.

6.7 Employee Matters.

(a) Access to Acquired Employees. During the Pre-Closing Period, Seller shall provide Purchaser with reasonable access to each of the Acquired Employees in cooperation with Seller upon reasonable prior notice and Purchaser shall be permitted, in its sole discretion, to make offers of employment to any such Acquired Employees in accordance with the terms of Section 6.7 that are conditioned upon the consummation of the Stock Purchase and are on terms substantially comparable in the aggregate to the terms of employment that are in effect as of the date of this Agreement. Other than with respect to each position where the applicable Acquired Employee has rejected an offer of employment from Purchaser, Purchaser shall not make offers of employment to any current employee, individual independent contractor, officer or member of the board of directors of Seller or any of its Affiliates other than the Acquired Employees. Notwithstanding anything herein to the contrary, neither Purchaser nor any of its Affiliates (including the Company) shall be obligated to cause the continuation of any employment relationship with any Acquired Employee for any specific period of time.

(b) Remaining Employees. Seller shall be solely responsible for terminating the employment of all employees that are not Acquired Employees (collectively, the “Remaining Employees”) or transferring the employment of all Remaining Employees to Seller prior to the Closing, and all liabilities associated with the termination or transfer of all Remaining Employees shall be borne exclusively by Seller.

(c) No Third Person Beneficiary Rights. Notwithstanding anything to the contrary set forth in this Agreement, neither this Section 6.7 nor any provisions of this Agreement relating to Company Benefit Plans or Seller Benefit Plans will be deemed to (i) guarantee employment for any period of time, or preclude the ability of Purchaser, the Company or any of their respective Affiliates to terminate any and all Acquired Employees that accept offers of employment with the Company, Purchaser or one or more of its Affiliates (each, a “Continuing Employee”) for any reason; (ii) subject to the limitations and requirements specifically set forth in this Section 6.7, require Purchaser, the Company or any of their respective Affiliates to maintain or continue any Company Benefit Plan, Seller Benefit Plan or Purchaser employee benefit plan, or prevent the amendment, modification, suspension or termination thereof after the Closing Date; (iii) create any third party beneficiary rights in any Person; or (iv) be treated as an amendment of, or undertaking to amend, any Company Benefit Plan, Seller Benefit Plan or Purchaser employee benefit plan.

6.8 Notification of Certain Matters. During the Pre-Closing Period, each Party will give prompt written notice to the other Parties upon becoming aware that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect, or of any failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement; provided, however, that unless a Party willfully fails to notify the other Parties of any such untruth, inaccuracy or failure, the failure to provide notice shall not constitute a breach of this Section 6.8 and shall constitute only a breach of the underlying representation, warranty, covenant or agreement, as the case may be. No such notification will affect or be deemed to modify any representation or warranty of either Party set forth in this Agreement or the conditions to the obligations of either Party to consummate the Stock Purchase or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to either Party pursuant to this Section 6.8.

6.9 Public Statements and Disclosure. The initial press release(s) concerning this Agreement and the Stock Purchase will be one or more press release(s) reasonably acceptable to Seller and Purchaser and will be issued promptly following the execution and delivery of this Agreement. Thereafter, Seller (unless the Seller Board has made a Seller Board Recommendation Change), on the one hand, and Purchaser, on the other hand, will use their respective reasonable best efforts to consult with one another before (a) participating in any media interviews; (b) engaging in any meetings or calls with analysts, institutional investors or other similar Persons; or (c) providing any statements that are public or are reasonably likely to become public, in each case to the extent relating to this Agreement or the Stock Purchase. Notwithstanding the foregoing, Seller and Purchaser will not be obligated to engage in such consultation with respect to communications that are (i) required by applicable Law; (ii) principally directed to employees, suppliers, customers, partners or vendors so long as such communications are consistent with previous press releases, public disclosures or public statements made jointly by the Parties (or individually if approved by the other Party); (iii) principally related to a Superior Proposal or Seller Board Recommendation Change; or (iv) with respect to any Legal Proceedings among the Parties or their respective Affiliates related to this Agreement or the Transaction Documents.

6.10 Transaction Litigation. During the Pre-Closing Period, Seller will provide Purchaser with prompt written notice of all Transaction Litigation against Seller or the Company (including by providing copies of all pleadings with respect thereto) and keep Purchaser reasonably informed with respect to the status thereof. Notwithstanding anything to the contrary in

Section 10.1, the notice contemplated by the prior sentence will only be delivered to counsel to Purchaser and may be delivered by email. Seller will (a) give Purchaser the opportunity to participate in the defense, settlement or prosecution of any such Transaction Litigation; (b) consult with Purchaser with respect to the defense, settlement and prosecution of any such Transaction Litigation; and (c) consider in good faith Purchaser’s advice with respect to any such Transaction Litigation. Seller may not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Purchaser has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed). For purposes of this Section 6.10, “participate” means that Purchaser will be kept apprised of proposed strategy and other significant decisions with respect to the Transaction Litigation by Seller (to the extent that the attorney-client privilege between Seller and its counsel is not undermined or otherwise affected), and Purchaser may offer comments or suggestions with respect to such Transaction Litigation but (without limiting any rights or remedies that Purchaser may otherwise have hereunder with respect to such Transaction Litigation) will not be afforded any decision-making power or other authority over such Transaction Litigation except for the settlement or compromise consent set forth above.

6.11 Certain Actions. During the Pre-Closing Period, unless Seller otherwise consents or as otherwise contemplated herein, Purchaser will not take or agree to take any action that would reasonably be expected to prevent the consummation of the Stock Purchase.

6.12 Director Resignations. At least five (5) Business Days in advance of the Closing, Seller shall deliver to Purchaser evidence reasonably satisfactory to Purchaser at the Closing of the resignation or removal of the directors of the Company, effective as of and contingent upon the Closing.

6.13 Wrong Pockets.

(a) If, on or after the Closing Date, Seller or any of its Affiliates receive, or become aware that Seller or any of its Affiliates own or possess, any assets, rights, properties, notices, monies or amounts that (1) as of either the date hereof or of the Closing Date, are used or held for use in the Business (and the treatment of which is not otherwise separately contemplated by the terms of this Agreement or the Transition Services Agreement), or (2) are otherwise properly due, deliverable or owing to Purchaser or the Company, then Seller shall, for no additional consideration, promptly sell, convey, transfer, assign and deliver, or cause to be sold, conveyed, transferred, assigned and delivered, such assets, rights, properties, notices, monies or amounts to Purchaser or its Affiliates as Purchaser may designate.

(b) If, on or after the Closing Date, Purchaser or any of its Affiliates receive, or become aware that Purchaser or any of its Affiliates (including the Company) own or possess, any assets, rights, properties, notices, monies or amounts that are properly due, deliverable or owing to Seller, Purchaser shall, for no additional consideration, promptly sell, convey, transfer, assign and deliver, or cause to be sold, conveyed, transferred, assigned and delivered, such assets, rights, properties, notices, monies or amounts to Seller or its Affiliates as Seller may designate.

(c) Purchaser and Seller shall cooperate with each other in connection with their obligations under this Section 6.13 and to facilitate the transition of collections as promptly as practicable after the Closing Date.

(d) Notwithstanding anything to the contrary contained in this Section 6.13, Purchaser and Seller acknowledge that any transfers made or to be made pursuant to this Section 6.13 are of legal title only. To the extent permitted by Law, Purchaser and Seller hereto agree to treat, and to cause their respective Affiliates to treat, for all Tax purposes, (x) any assets, rights, properties, notices, monies or amounts described in this Section 6.13 as having been transferred to its ultimate owner (or, if applicable, as having remained with its ultimate owner) in accordance with this Agreement as of the Closing and (y) any payments, goods and other benefits received by the transferor in respect of such funds, assets or property after Closing and prior to the transfer of legal title to its ultimate owner in accordance with this Agreement as having been received by such transferor as an agent or nominee for such ultimate owner.

6.14 Covenant Not to Sue for Infringement or Misappropriation. Seller shall not, and Seller shall cause its Affiliates not to, sue, bring claims or initiate other Legal Proceedings against the Company or Purchaser or any of their Affiliates and their respective representatives, sublicensees and customers based on any allegation of infringement or misappropriation of any Intellectual Property owned, controlled or licensed by (a) Seller or (b) Seller’s Affiliates as of the Closing Date, in each case existing as of the Closing Date as a result of the use or exploitation of the Company Intellectual Property or Specified Company Products by the Company, Purchaser or any of their Affiliates.

6.15 Insurance Coverage. Purchaser acknowledges and agrees that, from and after the Closing, the Company shall cease to be insured by, entitled to any benefits or coverage under or entitled to seek benefits or coverage from or under any of Seller’s and its Affiliates’ insurance policies and Purchaser will have to obtain replacement coverage. Seller shall retain all rights to control its and its Affiliates’ insurance policies and programs, including the right to exhaust, settle, release, commute, buy back, or otherwise resolve disputes with respect to any of its insurance policies and programs, regardless of whether any such policies or programs apply to any liability of the Company.

6.16 Pre-Closing Restructuring.

(a) Prior to the Closing, subject to paragraph (b) below, Seller shall use its reasonable best efforts to cause the transactions set forth on Schedule D to be consummated (the “Pre-Closing Restructuring”). Seller will provide Purchaser reasonable opportunity to review drafts of the agreements to be entered into in connection with the Pre-Closing Restructuring, and will consider in good faith any reasonable comments timely submitted by Purchaser with respect to such agreements.

(b) Notwithstanding anything to the contrary set forth in this Agreement, to the extent that any of the transactions contemplated by Schedule D requires any Consent from any third party, and notwithstanding the use by Seller and the Company of their reasonable best efforts to obtain such Consent (which efforts shall, for the avoidance of doubt, not require the payment of any material fees or expenses or the incurrence of any material liabilities of obligations), such Consent shall not have been obtained prior to the time the Closing would otherwise occur hereunder, then (i) the Closing may proceed without the completion of such transaction, (ii) at Purchaser’s request, the Parties shall put in place and effect a reasonable arrangement such that the Company would be placed in a substantially similar position as if such transaction had been consummated prior to the Closing, and (iii) from and after the Closing, Seller and the Company shall use their respective reasonable best efforts to promptly obtain any such third party Consent.

6.17 Clinical Trial Wind Down.

(a) PRECISION-1 Clinical Trial. As of the date of this Agreement, Seller and the Company have initiated the wind down of the PRECISION-1 Clinical Trial for the Specified Company Product, including, if applicable, establishing an Expanded Access Program, in accordance with applicable Laws (such wind-down activities, the “Wind-Down Activities”), and Seller shall be financially responsible for the full costs and expenses associated with the Wind-Down Activities until the earlier of (i) one (1) year from the Closing Date for the current Expanded Access Program, and (ii) upon completion of the Expanded Access Program in accordance with the current protocol (such costs and expenses, the “Wind-Down Costs”). To the extent the Company become responsible for or are required to participate in any Wind-Down Activities after the Closing in order for Seller to complete the Wind-Down Activities, the Company shall at Seller’s expense take such actions as Seller may reasonably direct from time to time (it being understood that the completion of the Wind-Down Activities shall be controlled at all times by Seller) and Seller shall promptly reimburse Purchaser and the Company for any reasonable and documented out of pocket Wind-Down Costs that either Purchaser or the Company may incur in connection therewith, but only if, prior to incurring such Wind-Down Costs, Seller has approved the incurrence of such Wind-Down Costs (such approval not to be unreasonably withheld, conditioned or delayed).

(b) Ongoing Clinical Programs. After the Closing Date, except for the Wind-Down Activities specified in Section 6.17(a), the Company will have the sole right to control all aspects of the Clinical Trials or Expanded Access Programs, as applicable, listed in Schedule E.

6.18 Tax Matters.

(a) Transfer Taxes. Notwithstanding anything to the contrary in this Agreement, Purchaser and Seller shall each be responsible for and shall pay one-half of all applicable Transfer Taxes. The Party so required by applicable Law will file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, and each non-filing Party shall reimburse the filing Party for such non-filing Party’s share of such Transfer Taxes and, if required by applicable Law, shall join in the execution of any such Tax Returns and other documentation.

(b) No Adverse Actions. Except as otherwise required by applicable Law, neither Purchaser nor any of its Affiliates nor the Company nor any of their respective Subsidiaries shall make any Tax elections with respect to the Company, file any amended Tax Returns of the Company or take any other actions relating to Taxes or Tax Returns of the Company that could reasonably be expected to increase the liability of Seller for Taxes, whether pursuant to this Agreement or otherwise, without the prior written consent of Seller (not to be unreasonably withheld, conditioned or delayed).

(c) Cooperation. Each Party shall furnish or cause to be furnished such information and assistance relating to Taxes, including access to books and records, as is reasonably requested and reasonably necessary for any other Party’s Tax compliance or planning, provided, that notwithstanding the foregoing or any other provision herein to the contrary, in no event shall Purchaser or any of its Affiliates be entitled to review or otherwise have access to any Tax Return, or information related thereto, of Seller.

(d) Tax Returns.

(i) Seller shall prepare and file, or cause to be prepared and filed, when due all Seller Group Tax Returns.

(ii) Seller shall prepare and file, or cause to be prepared and filed, when due all Tax Returns required to be filed by the Company on or prior to the Closing Date, and all income Tax Returns of the Company for the income Tax periods ending on or prior to the Closing Date (“Pre-Closing Returns”) and shall pay all Taxes shown thereon. Seller shall deliver to Purchaser copies of all material Pre-Closing Returns (other than Seller Group Tax Returns) required to be filed by Seller no later than thirty (30) days prior to the due date (including extensions validly obtained) (or, for such Pre-Closing Returns required to be filed within thirty (30) days after the date hereof, at least five (5) days prior to filing) for Purchaser’s reasonable review and comment and shall incorporate Purchaser’s reasonable comments thereto.

(iii) Purchaser shall prepare and file, or cause to be prepared and filed, all Tax Returns of the Company other than Pre-Closing Returns, including with respect to any Straddle Periods. With respect to Tax Returns that are required to be prepared and filed by Purchaser after the Closing Date and which relate to Pre-Closing Tax Periods (including Straddle Periods) (“Purchaser Returns”), Purchaser shall deliver to Seller copies of such Purchaser Returns no later than thirty (30) days prior to the due date (including extensions validly obtained) or as soon as reasonably practicable if such Tax Returns cannot be delivered by such time for Seller’s reasonable review and comment, and shall incorporate Seller’s reasonable comments thereto. At least seven (7) days before the due date for any Purchaser Returns, Seller shall (i) in the case of any Tax Returns with respect to a taxable period ending on or prior to the Closing Date, pay over to Purchaser the amount of any Taxes shown as due on such Tax Returns and (ii) in the case of any Tax Returns with respect to Straddle Periods, pay over to Purchaser Seller’s allocable amount of any Taxes shown as due on such Tax Returns.

(e) Straddle Period Taxes. For purposes of this Agreement, in the case of a Straddle Period, any Taxes based on income, revenues, receipts or payroll shall be apportioned to that portion of the Straddle Period ending on the Closing Date based on the actual operations of the Company and treating the Closing Date as the last day of a taxable period (allocating exemptions, allowances, or deductions that are calculated on an annual or periodic basis between the Pre-Closing Tax Period and the portion of the Straddle Period after the Closing Date based on the number of days of the Straddle Period occurring in each such period), and all other Taxes shall be apportioned to that portion of the Straddle Period ending on the day immediately prior to the Closing Date by multiplying the Taxes payable for such Straddle Period by a fraction, the numerator of which is the number days in the Straddle Period ending on the Closing Date and the denominator of which is the total number of days in the Straddle Period.

(f) Protective Election. Notwithstanding anything herein to the contrary, Seller shall make a protective election under Treasury Regulations Section 1.1502-36(d)(6)(i)(A) for U.S. federal income tax purposes (and for purposes of any applicable state or local tax laws) to reduce the Tax basis in the stock of the Company in an amount sufficient to avoid any reduction in the aggregate of the Tax attributes, including but not limited to the Tax basis of the assets of the Company, pursuant to and to the extent permitted by Treasury Regulation Section 1.1502-36(d) (the “Section 1.1502-36 Election”). The Section 1.1502-36 Election shall be made in accordance with the rules and requirements set forth in Treasury Regulation Section 1.1502-36(e)(5). Seller shall provide to Purchaser reasonable supporting documentation verifying that the Section 1.1502-36 Election was properly and timely made and such other information reasonably requested by Purchaser, and Purchaser shall reasonably cooperate with Seller to make the Section 1.1502-36(e)(5) Election. None of Seller or any of its Affiliates shall take any action which could reasonably be expected to result in a revocation of the Section 1.1502-36 Election.

(g) Tax Controversies.

(i) Seller shall control, at Seller’s expense, all Tax audits, Tax disputes or administrative, judicial or other proceedings relating solely to Seller Group Tax Returns.

(ii) If any Party (or any Affiliate of any Party) receives notice of any Tax audits, Tax disputes or administrative, judicial or other proceedings with respect to Taxes of or with respect to the Company (each, a “Tax Controversy”), such Party shall provide written notice to the other Parties with reasonable promptness.

(iii) After the Closing Date, Seller shall, upon written notice to Purchaser, have the right to control, at Seller’s expense, any Tax Controversy that relates solely to taxable periods ending on or before the Closing Date; provided, however, that Purchaser shall have the right to participate in any such Tax Controversy, at Purchaser’s cost, and Seller shall not settle or otherwise enter into any agreement that represents a final determination of such Tax Controversy without the prior written consent of Purchaser, which shall not be unreasonably withheld, conditioned or delayed.

(iv) Purchaser shall have the right to control any Tax Controversy not described in Section 6.18(f)(i) or Section 6.18(f)(iii) (or that is described in Section 6.18(f)(iii), but which Seller does not elect to control), including with respect to Straddle Periods.

(v) This Section 6.18(f), and not Section 9.4, shall apply to the extent those two provisions are inconsistent or contradictory.

(h) Termination of Tax Sharing Agreements. All Tax sharing, Tax allocation and similar agreements and arrangements to which the Company is a party and pursuant to which the Company or Purchaser may have any obligations or responsibilities with respect to Taxes (other than any such agreements or arrangements entered into in the ordinary course of business the primary purposes of which is unrelated to Taxes), will be terminated prior to the Closing, and the Company will have no further obligations or responsibilities thereunder following the Closing.

(i) Refunds. Any Tax refunds that are received by the Company (or any Entity that is an Affiliate of the Company after the Closing Date) after the Closing that relate to a Pre-Closing Tax Period (including the portion of a Straddle Period that is a pre-Closing Tax period) of the Company, and the amount of any reductions in Taxes or credits for overpayment of Taxes in lieu of refunds of such Taxes, shall be for the benefit of Seller, except to the extent that such Tax refunds or credits (i) are included in the calculation of the Closing Net Working Capital or otherwise included in the Final Closing Adjustment Amount, (ii) are attributable to the carryback of a loss or other Tax attribute arising from a post-Closing Tax period (including the portion of a Straddle Period that is a post-Closing Tax periods), or (iii) arise from an adjustment that results in an increase in Taxes, or a reduction of Tax refunds or credits, in a post-Closing Tax period. Purchaser or the Company shall pay to Seller any such cash refund and credits for overpayment of Taxes in lieu of refunds of such Taxes (net of any Taxes thereon or reasonable third-party expenses incurred in connection therewith) promptly after receipt thereof. Notwithstanding anything in this Agreement to the contrary, in the event that any such refund or credit for overpayment of Taxes is subsequently determined by any Governmental Authority to be less than the amount paid by Purchaser to Seller, Seller shall promptly return any such disallowed amounts (plus any interest in respect of such disallowed refund or credit for overpayment of Taxes owed to a Governmental Authority) to Purchaser.

(j) Withholding. Notwithstanding any other provision in this Agreement, the Parties shall have the right to deduct and withhold any required Taxes from any payments to be made hereunder. To the extent that amounts are so withheld and paid to the appropriate Governmental Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to Seller or any other recipient of payment in respect of which such deduction and withholding was made. Each Party shall use commercially reasonable efforts to provide written notice reasonably in advance of deducting and withholding any Taxes from any payments to be made hereunder, and to cooperate with the other Parties to mitigate any such deductions and withholdings, in each case other than with respect to any payments described in the following sentence. Notwithstanding anything to the contrary herein, any compensatory amounts subject to payroll reporting and withholding that are payable pursuant to or as contemplated by this Agreement shall be payable in accordance with the applicable payroll procedures of the Company.

6.19 Transition Services. Between the date hereof and the Closing Date, and thereafter following the Closing Date, Seller and Purchaser shall negotiate in good faith and use reasonable best efforts to enter into and execute an agreement providing for transition services (the “Transition Services Agreement”), on such other terms as may be mutually agreed by Seller and Purchaser. The Parties agree that the Transition Services Agreement shall provide that from and after the Closing, Seller shall make available to Purchaser for a period of not less than three (3) months but not more than six (6) months following the Closing Date, such services and resources (including the time of certain of its executive management and employees) that in each case Seller has access to and are within Seller’s control, as Purchaser may reasonably require in order to be able to conduct and operate the Business following the Closing in substantially the same or a similar manner as the manner in which it was operated prior to the Closing (other than with respect to Seller’s status as a publicly traded and listed company or for any legal services), including without limitation services for or relating to support in terms of existing clinical trials, ongoing restructure/transfer of manufacturing facility under appropriate terms and conditions and drug pricing compliance, and putting in place any arrangement described in Section 6.16(b) in the event that the Pre-Closing Restructuring shall not have been completed as set forth herein. (the “Transition Services”). To the extent the Transition Services Agreement is not executed prior to Closing, from and after the Closing for a period not to exceed six (6) months following the Closing Date, Seller shall use its commercially reasonable efforts to provide the Transition Services as reasonably determined by Seller, and provided that such Transition Services shall not be of such scope that they would materially interfere with the performance by employees of Seller of their ordinary responsibilities to Seller. The Transition Services will be provided by Seller at the expense of Purchaser (on an at cost basis) unless otherwise specified in the Transition Services Agreement. Seller agrees that it shall be obligated to provide the Transition Services pursuant to this Section 6.19 starting from the Closing until such time as the Parties enter into the Transition Services Agreement, and, following such time, shall provide such services pursuant to the terms of the Transition Services Agreement, subject to the terms hereof and thereof. Purchaser acknowledges and agrees that Seller is not in the business of providing services to Third Persons and that the Transition Services are intended only to be transitional in nature, and will be furnished by Seller for the time period set forth herein solely for the purpose of accommodating Purchaser in connection with the transactions contemplated by this Agreement. As such, Purchaser will (i) use reasonable best efforts to, prior to and in any event as promptly as practicable following the Closing Date, transition the Transition Services to its own internal organization or obtain alternate third-party sources to provide such services and reduce, limit and ultimately end its reliance on Transition Services as provided hereunder, and (ii) ensure that it has sufficient resources available to it at the end of the provision of any such Transition Services to perform the Transition Services (or have the Transition Services performed) without the involvement of Seller, its Affiliates or any of its or their employees or agents.

6.20 Non-Competition and Non-Solicitation.

(a) Seller understands and agrees that Purchaser and the Company have legitimate interests in protecting the goodwill of the Company and the Business, the relationships of the Company, Purchaser and their Affiliates with customers, distributors, resellers, suppliers, contractors and subcontractors, employees and other business partners of the Company, Purchaser and their Affiliates, and in maintaining the confidentiality of the Trade Secrets and other confidential information of the Company and the Business, and hereby agrees that the restrictions and covenants set forth in this Section 6.20 are appropriate to protect such interests and are narrowly construed to meet such goals without unduly causing Seller or any other member of the Seller Group any hardship. Seller further agrees that the limitations of time, geography, and scope of activity agreed to in this Section 6.20 are reasonable and necessary to protect the legitimate business interests of the Company, Purchaser and their Affiliates because, among other things: (i) the Company, Purchaser and their Affiliates are and will be engaged in a highly competitive industry; (ii) Seller and the other members of the Seller Group have had unique access to the confidential information of the Company and the Business including the plans and strategy (and, in particular, the competitive strategy) of the Company and the Business; (iii) Seller believes that the restrictions and covenants set forth in this Section 6.20 provide no more protection than is reasonably necessary to protect the legitimate interests of the Company, Purchaser and their Affiliates in the goodwill and confidential information of the Company and the Business; and (iv) Seller has no current intention of engaging (or permitting any other member of the Seller Group to engage) in the Business or any business or activity competitive with the Business conducted by the Company within the area and the time limits set forth in this Section 6.20.

(b) Without limiting any of the provisions of the Restrictive Covenant Agreements, Seller hereby agrees on its own behalf and on behalf of its Subsidiaries that during the period beginning on the Closing Date and ending on the fourth (4th) anniversary thereof (the “Restricted Period”), it will not, and will not permit any of its Subsidiaries to, directly or indirectly, anywhere in the Restricted Territory, research, develop, manufacture, commercialize or otherwise exploit another therapeutic product intended for the treatment of perivascular epithelioid cell tumor (PEComa); provided, however, that nothing in this Section 6.20(b) shall prohibit the members of the Seller Group from (i) collectively being a passive owner of less than 2% of the outstanding capital stock of a corporation of any class that is publicly traded, so long as no member of the Seller Group and no Representative of any member of the Seller Group has any direct or indirect management participation in or other direct or indirect control or influence with respect to the business of such corporation, or (ii) engaging in any of the activities set forth on Schedule B or any business related thereto.

(c) Seller hereby agrees on its own behalf and on behalf of its Subsidiaries that during the Restricted Period, it will not, and will not permit its Subsidiaries to, directly or indirectly, anywhere in the Restricted Territory, whether as a principal, agent, consultant, advisor, independent contractor, general partner, shareholder, member, proprietor, investor, joint venturer, lender or guarantor of any other Entity, or in any other capacity, contact, approach, or solicit, in each case, any Continuing Employee to terminate his or her employment with Purchaser or to commence an employment or consulting relationship with Seller or any other member of the Seller Group or any other Person; provided, however, that the foregoing shall not prohibit (i) the solicitation of any Person pursuant to a general solicitation not specifically directed at such Person or the Continuing Employees generally, or Continued Employee-initiated inquiries or applications submitted to Seller Group or is hired more them 6 months after terminating employment with the Purchaser.

(d) Seller acknowledges and agrees that in the event of a breach by it or any of its Subsidiaries of any of the provisions of this Section 6.20, monetary damages may be inadequate and Purchaser and the Company may have no adequate remedy at law. Accordingly, in the event of any such breach, Purchaser, the Company and their successors or assigns may, in addition to any other rights and remedies existing in their favor, enforce their rights and the applicable obligations of Seller hereunder by a Legal Proceeding for specific performance, injunctive and/or other relief, without any requirement of posting a bond or other security.

(e) If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 6.20 is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability will have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement will be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

6.21 Use of Name. Seller shall, within thirty (30) days after the Closing Date, (a) take all actions necessary to cease all use of the name “Aadi” or “Aadi Bioscience” and variations thereof, and (b) use reasonable best efforts to deliver to the Company all unused printed materials bearing any such name in the possession of Seller or its Affiliates, and will deliver to Purchaser reasonable evidence of its compliance with the foregoing, including a copy of any amendment to its organizational documents confirming the foregoing.

ARTICLE VII

CONDITIONS TO THE STOCK PURCHASE

7.1 Conditions to Each Party’s Obligations to Effect the Stock Purchase. The respective obligations of Purchaser and Seller to consummate the Stock Purchase are subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

(a) Requisite Stockholder Approval. Seller’s receipt of the Requisite Stockholder Approval at the Seller Stockholder Meeting;

(b) Regulatory Approval. All consents and approvals (if any) required under any Regulatory Laws applicable to the Stock Purchase shall have been obtained; and

(c) No Prohibitive Injunctions or Laws. No (i) temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court of competent jurisdiction will be in effect, (ii) legal or regulatory restraint or prohibition by any Governmental Authority of competent jurisdiction will be in effect, and (iii) Law will have been enacted, entered, enforced or applied to the Stock Purchase, that, in the case of each of the foregoing clauses (i), (ii) or (iii), prevents or materially impairs the consummation of the Stock Purchase.

7.2 Conditions to the Obligations of Purchaser. The obligations of Purchaser to consummate the Stock Purchase will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by Purchaser:

(a) Representations and Warranties.

(i) each of the Seller Standard Representations (A) was true and correct (without giving effect to any materiality, Seller Material Adverse Effect or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and (B) will be true and correct (without giving effect to any materiality, Seller Material Adverse Effect or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and at and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such Seller Standard Representation expressly speaks as of an earlier date, in which case such Seller Standard Representation shall have been true and correct (without giving effect to any materiality, Seller Material Adverse Effect or Company Material Adverse Effect qualifications set forth therein) as of such earlier date), except for such failures to be true and correct that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Seller Material Adverse Effect or a Company Material Adverse Effect;

(ii) each of the Seller Fundamental Representations (A) was true and correct in all material respects (without giving effect to any materiality, Seller Material Adverse Effect or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and (B) will be true and correct in all material respects (without giving effect to any materiality, Seller Material Adverse Effect or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and at and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such Seller Fundamental Representation expressly speaks as of an earlier date, in which case such Seller Fundamental Representation shall have been true and correct in all material respects (without giving effect to any materiality, Seller Material Adverse Effect or Company Material Adverse Effect qualifications set forth therein) as of such earlier date); and

(iii) the representations and warranties set forth in Section 3.12(a) (Absence of Certain Changes) will be true and correct in all respects as of the Closing Date as if made on and as of the Closing Date;

(b) Seller and the Company will have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by them on or prior to the Closing Date;

(c) no Company Material Adverse Effect and no Seller Material Adverse Effect will have occurred since the date of this Agreement that is continuing;

(d) Purchaser shall have received a certificate executed on behalf of Seller by Seller’s Chief Executive Officer or Chief Financial Officer confirming that the conditions set forth in Section 7.2(a), Section 7.2(b), and Section 7.2(c) have been satisfied; and

(e) the Pre-Closing Restructuring shall have been completed (including all required Consents from third parties having been obtained), other than to the extent failure to be so completed would not have a material adverse effect on Purchaser and/or the Company’s ability to operate the Business, after taking into account the arrangements contemplated by (and subject to Purchaser’s compliance with) this Agreement, including Section 6.16(b), Section 6.19 and the Transition Services Agreement.

7.3 Conditions to Seller’s Obligations to Effect the Stock Purchase. The obligations of Seller to consummate the Stock Purchase are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by Seller:

(a) Representations and Warranties. The representations and warranties of Purchaser set forth in this Agreement will be true and correct (without giving effect to any materiality or Purchaser Material Adverse Effect qualifications set forth therein) as of the Closing Date as if made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures (considered collectively) to be true and correct that would not have a Purchaser Material Adverse Effect;

(b) Performance of Obligations of Purchaser. Purchaser will have performed and complied in all material respects with all covenants and obligations in this Agreement required to be performed and complied with by Purchaser at or prior to the Closing; and

(c) Officer’s Certificate. Seller will have received a certificate of Purchaser, validly executed for and on behalf of Purchaser and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

7.4 Frustration of Closing Conditions. None of the Parties may rely, either as a basis for not consummating the Stock Purchase or for terminating this Agreement and abandoning the Stock Purchase, on the failure of a condition set forth in Article II or this Article VII to be satisfied if such failure was caused primarily by such Party’s failure (or in the case of Seller, the failure of the Company) to act in good faith or to use the requisite efforts to cause the Closing to occur as required by this Agreement.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement may be terminated, and the transactions contemplated by this Agreement may be abandoned, at any time prior to the Closing, only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) by mutual written agreement of Purchaser and Seller;

(b) by either Purchaser or Seller if any (i) permanent injunction or other final judgment or order (that is not then under appeal) issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Stock Purchase is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prevents or materially impairs the consummation of the Stock Purchase and has become final and non-appealable; or (ii) Law is enacted, entered, enforced or applied to the Stock Purchase that prevents or materially impairs the consummation of the Stock Purchase, except, that the right to terminate this Agreement pursuant to this Section 8.1(b) will not be available to any Party that has failed to use its reasonable best efforts to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, judgment, order, restraint, prohibition, action or Law;

(c) by either Purchaser or Seller if the Closing shall not have occurred by 11:59 p.m. on June 30, 2025 (such time and date, as it may be extended pursuant to this Section 8.1(c) or Section 10.9(b)(iii), the “Termination Date”); provided, that, in the case of this Section 8.1(c), (i) if on the Termination Date the conditions described in Section 7.1(b) or Section 7.1(c) have not been satisfied or validly waived, but all other conditions to the Stock Purchase set forth in Article VII have been satisfied or validly waived, then the Termination Date shall automatically, without any further action required by any Party, be extended until September 30, 2025 (and all references to the Termination Date herein shall be as so extended); and (ii) it being understood that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available to (A) Seller if Purchaser has the valid right to terminate this Agreement pursuant to Section 8.1(e), (B) Purchaser if Seller has the valid right to terminate this Agreement pursuant to Section 8.1(g), or (C) any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement), which in the case of Seller shall include any action or failure to act on the part of the Company, has been the primary cause of, or primarily resulted in the failure of the Closing to have occurred prior to the Termination Date (including by resulting in a failure of any condition to the Stock Purchase set forth in Article VII);

(d) by either Purchaser or Seller, if Seller fails to obtain the Requisite Stockholder Approval at the Seller Stockholder Meeting at which a vote is taken on the approval of this Agreement and the Stock Purchase; provided that the right to terminate this Agreement pursuant to this Section 8.1(d) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approval at the Seller Stockholder Meeting;

(e) by Purchaser if Seller has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in the failure of a condition set forth in Section 7.1 or Section 7.2, except that if such breach or failure to perform is capable of being cured by the Termination Date, Purchaser will not be entitled to terminate this Agreement pursuant to this Section 8.1(e) prior to the delivery by Purchaser to Seller of written notice of such breach or failure to perform, delivered at least twenty (20) days prior to such termination, stating Purchaser’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, it being understood that Purchaser will not be entitled to terminate this Agreement if (i) such breach or failure to perform has been cured prior to termination or (ii) Purchaser is not then in breach in any material respect of any of its representations, warranties, covenants or other agreements contained in this Agreement;

(f) by Purchaser, prior to the receipt of the Requisite Stockholder Approval, if the Seller Board has effected a Seller Board Recommendation Change;

(g) by Seller if Purchaser has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.1 or Section 7.3, except that if such breach or failure to perform is capable of being cured by the Termination Date, Seller will not be entitled to terminate this Agreement pursuant to this Section 8.1(g) prior to the delivery by Seller to Purchaser of written notice of such breach or failure to perform, delivered at least twenty (20) days prior to such termination, stating Seller’s intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination, it being understood that Seller will not be entitled to terminate this Agreement if (i) such breach or failure to perform has been cured prior to termination or (ii) Seller is then in breach in any material respect of any of its representations, warranties, covenants or other agreements contained in this Agreement; or

(h) by Seller, at any time prior to the receipt of the Requisite Stockholder Approval, if: (i) Seller has received a Superior Proposal; (ii) the Seller Board has authorized Seller to enter into an Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by such Superior Proposal; (iii) Seller has complied in all material respects with Section 5.3(d)(ii) of this Agreement with respect to such Superior Proposal; and (iv) Seller pays, or causes to be paid, to Purchaser the Seller Termination Fee in accordance with Section 8.3(b)(iii).

8.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination.

(b) Effect of Termination. Any valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the mutual written agreement of Purchaser and Seller or the delivery of written notice of termination by the terminating Party to the other Parties. Following the termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party or its Representatives to the other Parties, as applicable, except, and subject in all respects to this Section 8.2, that Section 6.9, this Section 8.1(h), Section 8.3 and Article X will each survive the termination of this Agreement, in each case in accordance with their respective terms. Notwithstanding the previous sentence, but subject to Section 8.3, nothing in this Agreement will relieve any Party from any liability for any material and willful breach of this Agreement prior to the termination of this Agreement (which liability the Parties acknowledge and agree (i) will not be limited to reimbursement of expenses or out-of-pocket costs; and (ii) in the case of any damages sought by the non-breaching Party, will include the benefit of the bargain lost by the non-breaching Party, taking into consideration relevant matters, including opportunity costs and the time value of money). No termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement, which will survive the termination of this Agreement in accordance with its terms.

8.3 Fees and Expenses.

(a) General. Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the Stock Purchase will be paid by the Party incurring such fees and expenses whether or not the Stock Purchase is consummated.

(b) Seller Payments.

(i) Future Transactions. If (A) this Agreement is terminated pursuant to Section 8.1(c) or Section 8.1(d); (B) at the time of such termination, the conditions set forth in Section 7.1(c) have been satisfied; (C) following the execution and delivery of this Agreement and prior to the termination of this Agreement pursuant to Section 8.1(c) or Section 8.1(d), as applicable, an Acquisition Proposal has been publicly announced or publicly disclosed and not withdrawn or otherwise abandoned at least five (5) Business Days prior to termination of this Agreement; and (D) within one (1) year of the termination of this Agreement pursuant to Section 8.1(c) or Section 8.1(d), as applicable, either an Acquisition Transaction is consummated or Seller or the Company enters into a definitive agreement providing for the consummation of an Acquisition Transaction and such Acquisition Transaction is subsequently consummated, then Seller will, concurrently with the consummation of such Acquisition Transaction, pay or cause to be paid to Purchaser or its designee an amount equal to the Seller Termination Fee by wire transfer of immediately available funds to the account designated in writing by Purchaser. For purposes of this Section 8.3(b)(i), all references to “fifteen percent (15%)” in the definition of “Acquisition Transaction” will be deemed to be references to “fifty percent (50%).”

(ii) Seller Board Recommendation Change. If this Agreement is terminated pursuant to Section 8.1(f), and such termination occurs within fifteen (15) Business Days after the Seller Board has effected a Seller Board Recommendation Change, then Seller shall, within two (2) Business Days following such termination, pay or cause to be paid to Purchaser or its designee the Seller Termination Fee by wire transfer of immediately available funds to the account designated in writing by Purchaser.

(iii) Superior Proposal Termination. If this Agreement is terminated pursuant to Section 8.1(h), then Seller shall, prior to or concurrently with such termination, pay or cause to be paid to Purchaser or its designee the Seller Termination Fee by wire transfer of immediately available funds to the account designated in writing by Purchaser.

(iv) Failure to Obtain Requisite Stockholder Approval. If (A) this Agreement is terminated pursuant to Section 8.1(d), and (B) prior to such termination, at the Seller Stockholder Meeting at which a vote is taken on the approval of this Agreement, the Stock Purchase and the Excluded Transactions, the Seller Stockholders shall have failed to approve the Excluded Transactions submitted to the Seller Stockholders for approval, then (x) in the case of any such termination by Seller, Seller shall, prior to or concurrently with such termination, pay or cause to be paid to Purchaser or its designee the Seller Termination Fee by wire transfer of immediately available funds to the account designated in writing by Purchaser, and (y) in the case of any such termination by Purchaser, Seller shall, within two (2) Business Days following such termination, pay or cause to be paid to Purchaser or its designee the Seller Termination Fee by wire transfer of immediately available funds to the account designated in writing by Purchaser.

(c) Single Payment Only; Liquidated Damages. The Parties acknowledge and agree that in no event will Seller be required to pay the Seller Termination Fee on more than one occasion, whether or not the Seller Termination Fee may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. The Parties acknowledge and agree that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement; (ii) the damages resulting from the termination of this Agreement under circumstances where the Seller Termination Fee is payable are uncertain and incapable of accurate calculation; and (iii) without these agreements, the Parties would not enter into this Agreement. Therefore, the Seller Termination Fee if, as and when required to be paid pursuant to this Section 8.3 will not constitute a penalty but rather liquidated damages in a reasonable amount that will compensate the Party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Stock Purchase. Accordingly, if Seller fails to pay in a timely manner the Seller Termination Fee then Seller shall pay to Purchaser interest on such amount from and including the date payment of such amount was due to but excluding the date of actual payment at the prime rate set forth in The Wall Street Journal in effect on the date such payment was required to be made plus two percent (2%) per annum.

(d) Sole and Exclusive Remedy. If this Agreement is terminated pursuant to Section 8.1 under a circumstance where the Seller Termination Fee is payable to Purchaser pursuant to Section 8.3(b), Purchaser’s receipt of the Seller Termination Fee will be the sole and exclusive remedies of Purchaser and its Representatives against Seller, the Company and their respective Representatives in respect of this Agreement, the Transaction Documents, the transactions contemplated by this Agreement or the Transaction Documents, the termination of this Agreement, or the failure to consummate the Stock Purchase. Upon payment of the Seller Termination Fee by Seller under such circumstances, none of Seller, the Company nor any of their respective Representatives will have any further liability or obligation to Purchaser, any of its Representatives or any other Person relating to or arising out of this Agreement, the Transaction Documents, the transactions contemplated by this Agreement or the Transaction Documents, or for any matters forming the basis of such termination. Notwithstanding anything in this Section 8.3(d) to the contrary, nothing herein shall limit the liability of any Party for, or the remedies available to any Party in respect of, any intentional or willful breach of this Agreement.

ARTICLE IX

INDEMNIFICATION

9.1 Survival.

Except as otherwise provided below, all representations, warranties, covenants and other agreements contained in this Agreement or any of the other Transaction Documents, or any Schedule, Exhibit or certificate delivered in connection with this Agreement or any of the other Transaction Documents, shall survive the Closing as follows:

(a) all Seller Fundamental Representations of Seller shall survive the Closing for 30 days following expiration of the applicable statute of limitations;

(b) all Seller Standard Representations and all representations and warranties of Purchaser shall survive the Closing until the date that is 12 months following the Closing; and

(c) all covenants and other agreements of the Parties contained herein shall be performed for the duration of or during the period specified therein and shall survive (for purposes of indemnification hereunder) for the period of the applicable statute of limitations with respect thereto.

No Indemnified Party shall have the right to recover any amounts pursuant to Section 9.2(a) unless on or before the last day of any relevant survival period specified in this Section 9.1 (the applicable “Survival Date”), any Indemnified Party notifies Seller of a claim specifying the factual basis of that claim in reasonable detail (to the extent then known by such Indemnified Party); provided, however, that if, at any time prior to the applicable expiration date set forth in any of clauses (a) through (c) above, any Indemnified Party delivers a Claim Notice to Seller alleging the failure of any of the representations and warranties to be true and correct (or a breach of any covenant or other agreement) and asserting a claim for recovery under Section 9.2(a) or Section 7.3(a) (as applicable) based on such alleged failure to be true and correct or based on such alleged breach, then the claim asserted in such Claim Notice shall survive such applicable Survival Date until such time as such claim is fully and finally resolved in accordance with this Article IX.

9.2 Indemnification by Seller.

(a) Subject to the terms and conditions of this Article IX, Seller shall and hereby agrees to indemnify, defend, save and hold harmless from and against, and pay on behalf of and reimburse as and when incurred, Purchaser and its Subsidiaries (including the Company following the Closing), and their respective Related Persons, employees, agents, Representatives, successors and assigns (collectively, the “Indemnified Parties”) for, from and against any and all Losses directly or indirectly resulting from, arising out of, suffered, or incurred by any Indemnified Parties (regardless of whether or not such Losses relate to any Third-Party Claim) relating to:

(i) the failure of any Seller Standard Representation, or any representation in any certificate delivered by Seller pursuant to this Agreement, to be true and correct in all respects, whether as of the date of this Agreement or as of the Closing Date (as if made as of the Closing Date);

(ii) the failure of any Seller Fundamental Representation to be true and correct in all respects, whether as of the date of this Agreement or as of the Closing Date (as if made as of the Closing Date);

(iii) Seller’s breach of or failure to comply with any covenant or other agreement by Seller contained in this Agreement;

(iv) the Company’s breach of or failure to comply with any covenant or other agreement by the Company contained in this Agreement, to the extent such covenant or agreement was required to be performed prior to or at the Closing;

(v) all amounts that should have been (in accordance with this Agreement) but were not included in the Closing Company Transaction Expense Amount as finally calculated pursuant to Section 2.4 (provided that no indemnity shall be available hereunder in respect of any amounts arising from any facts or circumstances that were reasonably capable of having been calculated pursuant to Section 2.4);

(vi) all fees, costs, expenses and other amounts incurred or otherwise borne by the Company directly or indirectly to consummate the Pre-Closing Restructuring (other than any costs agreed to be borne by the Purchaser or the Company following the Closing pursuant to Section 6.16(b));

(vii) that certain Final Award from the ICC International Court of Arbitration (Case No. 27107/AB/XZG) dated September 26, 2024 between EOC Pharma (Hong Kong) Limited and Seller (including all Losses incurred arising in connection with the facts and circumstances underlying, or in consequence of, such Final Award and any litigation contemplated thereunder);

(viii) those matters set forth on Schedule 9.2(a)(viii); and

(ix) all Indemnified Taxes.

(b) No Double Recovery. For the avoidance of doubt, if any Indemnified Party is entitled to indemnification pursuant to pursuant to more than one clause of Section 9.2(a), and the remedies of such Indemnified Party hereunder are limited or circumscribed in the case of one or more of such applicable clauses of Section 9.2(a), but not pursuant to one or more other applicable clauses of Section 9.2(a), then the remedies of such Indemnified Party shall not be subject to any such limitations or circumscription; provided, however, that no Indemnified Party shall be entitled to recover its Losses more than once for the same breach, events, facts or circumstances.

9.3 Other Limitations on Liability.

(a) The exclusive remedies of Purchaser and the other Indemnified Parties for Losses suffered or incurred by them pursuant to Section 9.2(a)(i) or Section 9.2(a)(ii) shall be (x) the recovery of 50% of the amount of such Losses from Seller until the Indemnified Parties have recovered from Seller with respect to indemnification claims pursuant to Section 9.2(a)(i) and Section 9.2(a)(ii), collectively, an amount equal to 50% of the Retention Amount, and (y) resorting to the insurance coverage under the RWI Policy; provided, however, that nothing in this Article IX shall be deemed to limit or prohibit the rights of Purchaser and the other Indemnified Parties to bring any action for Fraud against Seller.

(b) Any indemnification recovery for Losses under this Article IX shall be net of the amount of any insurance proceeds actually received by the applicable Indemnified Party with respect to such Losses, reduced by the amount of any increase in premium or other expense incurred by such Indemnified Party in connection with or resulting from pursuing or obtaining such insurance proceeds. For the avoidance of doubt, no Indemnified Party shall have any obligation to maintain any such insurance, or to pursue or obtain any proceeds therefrom, whether with respect to any indemnifiable Losses or any matter, fact or circumstance that could reasonably result in indemnifiable Losses. Purchaser shall not agree to any amendment, modification, revision or waiver of any provision of the RWI Policy that would materially and adversely impact or affect Seller without Seller’s prior written consent.

(c) Notwithstanding any provision in this Agreement to the contrary, but without limiting any rights of Purchaser or the other Indemnified Parties under the RWI Policy, no Indemnified Party shall be entitled to be indemnified for any punitive damages hereunder except to the extent that such Indemnified Party shall be or have become obligated to pay such punitive damages to any other Person.

(d) Notwithstanding anything herein to the contrary, Seller shall not be liable to any Indemnified Party with respect to Losses: (i) relating to any Taxes directly relating to actions outside the ordinary course of business taken by Purchaser or any Indemnified Party (including the Company after the Closing) at any time on the Closing Date after the Closing or (ii) arising as a result of any election with respect to Taxes made after the Closing.

(e) Any indemnification recovery for Losses pursuant to Section 9.2(a)(i), Section 9.2(a)(ii) and Section 9.2(a)(viii), collectively, shall not exceed $5,000,000. Any indemnification recovery for Losses under this Article IX shall not exceed the total amounts paid to Seller as consideration hereunder.

9.4 Third-Party Claims.

(a) Promptly after an Indemnified Party receives written notice of, or otherwise discovers facts giving rise to a Legal Proceeding that has been or has been threatened to be brought, commenced or asserted by a third party against such Indemnified Party and that such Indemnified Party believes could reasonably be expected to give rise to an indemnification claim by such Indemnified Party under this Article IX (any such actual or possible Legal Proceeding by a third party being referred to as a “Third-Party Claim”), such Indemnified Party shall deliver to the Indemnifying Party a written notice (a “Third-Party Claim Notice”) stating: (i) in reasonable detail (to the extent then known to such Indemnified Party) the nature and basis of such Third-Party Claim, and the basis for indemnification hereunder; and (ii) the dollar amount of such Third-Party Claim, to the extent known, and including copies of all relevant notices and other significant documents and materials (including court papers) reasonably available to such Indemnified Party at such time evidencing such matter and the basis for indemnification hereunder; provided, however, that a failure to notify or delay in notifying the Indemnifying Party will not relieve the Indemnifying Party of its obligations pursuant to this Article IX with respect to such Third-Party Claim except to the extent that the Indemnifying Party is materially prejudiced as a result thereof.

(b) For any Third-Party Claim:

(i) Upon receipt of written notice of a Third-Party Claim, the Indemnifying Party will be entitled, by notice to the Indemnified Party delivered within fifteen (15) Business Days of the receipt of notice of such Third-Party Claim (or sooner if notice of the Third-Party Claim so requires), to assume and control the defense and settlement of such Third-Party Claim (at the sole cost and expense of the Indemnifying Party); provided, that the Indemnifying Party shall first irrevocably confirm in writing that the Third-Party Claim is within the scope of the Indemnifying Party’s obligation to indemnify the Indemnified Party and that the

Indemnifying Party shall be responsible for indemnifying the Indemnified Party for such Third-Party Claim in accordance with and subject to the terms of this Article IX. The Indemnifying Party shall allow the Indemnified Party a reasonable opportunity to participate in the defense of such Third-Party Claim with its own counsel and at its own expense, except that, if it is ultimately determined that the Indemnified Party is entitled to indemnification with respect to such Third-Party Claim, then the Indemnifying Party shall pay all reasonable costs and expenses of such counsel if the Indemnified Party has been advised by outside counsel that a reasonable likelihood of a conflict of interest exists between the Indemnifying Party and the Indemnified Party that cannot reasonably be waived. Notwithstanding anything in this Section 9.4 to the contrary, the Indemnifying Party shall not be entitled to assume the control of the defense of any claim that (v) involves any criminal or quasi-criminal Legal Proceeding or any Legal Proceeding by any Governmental Authority, (w) the Indemnified Party has been advised by outside counsel that a conflict of interest exists between the Indemnifying Party and the Indemnified Party that cannot reasonably be waived, (x) upon petition by the Indemnified Party, an appropriate court rules that the Indemnifying Party failed or is failing to vigorously defend or prosecute such Third-Party Claim, (y) the Indemnified Party reasonably believes the Losses related to such Third-Party Claim would exceed twice the maximum amount that the Indemnified Party could then be entitled to recover from the Indemnifying Party under the applicable provision of this Article IX, or (z) seeks injunctive relief, specific performance or other equitable relief against the Indemnified Party (or any of its Affiliates). If the Indemnifying Party does not assume the defense and control of any Third-Party Claim pursuant to this Section 9.4, fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement and/or such Third-Party Claim involves a disqualifying claim specified above, the Indemnified Party shall be entitled to assume and control such defense, but the Indemnifying Party may nonetheless participate in the defense of such Third-Party Claim with its own counsel and at the sole cost and expense of the Indemnifying Party. If the Indemnifying Party assumes the defense and control of a Third-Party Claim, the Indemnified Party shall, and shall cause each of its Representatives to, reasonably cooperate with the Indemnifying Party in the defense of any Third-Party Claim, including by furnishing books and records, personnel and witnesses, as appropriate for any defense of such Third-Party Claim. If the Indemnifying Party has assumed the defense and control of a Third-Party Claim, it shall be authorized to consent to a settlement of, or the entry of any judgment arising from, any Third-Party Claim, in its reasonable discretion and with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of the Indemnified Party; provided, however, that such consent of the Indemnified Party will not be so required if such settlement or judgment: (i) does not (A) impose any equitable or other non-monetary remedies or obligations on the Indemnified Party but involves solely the payment of money damages for which the Indemnified Party will be indemnified by the Indemnifying Party hereunder and (B) involve a finding or admission of any violation of Law, and (ii) the Indemnifying Party shall obtain from the Person(s) asserting such Third-Party Claim, as a condition of any settlement, a complete and unconditional release (with no finding or admission of wrongdoing) of the Indemnified Party potentially affected by such Third-Party Claim. No Indemnified Party will consent to the entry of any judgment or enter into any settlement or compromise with respect to a Third-Party Claim without the prior written consent of the Indemnifying Party, with such consent not to be unreasonably withheld; provided, however, that, notwithstanding the foregoing, the Indemnified Party shall have the right to pay or settle any such claim if it irrevocably waives in a writing delivered to the Indemnifying Party any right to indemnity therefor under this Agreement.

Notwithstanding anything to the contrary herein, (i) the consent of any Party to any settlement or resolution of a Third-Party Claim shall not be used as evidence of the truth of the allegations in any Third-Party Claim or the merits of such Third-Party Claim, and (ii) the existence of any Third-Party Claim shall not create a presumption of any breach by a Party to this Agreement of any of its covenants set forth in this Agreement.

(c) The Indemnifying Party will use commercially reasonable efforts to keep the Indemnified Party reasonably apprised of the status of the defense of any Third-Party Claim the defense of which it is maintaining, and the Indemnified Party will cooperate in good faith, and cause its controlled Affiliates to cooperate in good faith, with the Indemnifying Party with respect to the defense of any such matter. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such Third-Party Claim, to the extent reasonably available to the Indemnified Party, and making employees available as reasonably requested by the Indemnifying Party to provide additional information and explanation of any material provided hereunder or otherwise relating to the Third-Party Claim.

9.5 Indemnification Procedures. With respect to any claim for indemnification under this Article IX:

(a) The Indemnified Party shall promptly notify Seller (the “Indemnifying Party”) in writing (any such notice being referred to as a “Claim Notice”): (i) the covenant or agreement alleged to have been breached, or other facts or circumstances entitling such Indemnified Party to such indemnification; (ii) a reasonably detailed description (to the extent then known to such Indemnified Party) of the facts and circumstances giving rise to the alleged breach of such covenant or other specific facts or circumstances entitling such Indemnified Party to such indemnification; and (iii) the aggregate dollar amount (which may be estimated or described) and, to the extent such information is available to such Indemnified Party, the individual items of Losses (which may be estimated or described) that are included in the aggregate amount of the Losses that have been incurred or are reasonably likely to be incurred by such Indemnified Party as a result of the inaccuracy or breach or other circumstance referred to in such notice (the aggregate amount of such estimate being referred to as the “Claimed Amount”).

(b) During the 60-day period commencing upon the receipt by the Indemnifying Party of a Claim Notice, the Indemnifying Party may deliver to the Indemnified Party that submitted the Claim Notice a written response (the “Response Notice”) in which the Indemnifying Party: (i) agrees that the full Claimed Amount is owed to such Indemnified Party; (ii) agrees that part (but not all) of the Claimed Amount is owed to such Indemnified Party; or (iii) asserts that no part of the Claimed Amount is owed to such Indemnified Party. Any part of the Claimed Amount that is not agreed by the Indemnifying Party in the Response Notice to be owed to such Indemnified Party shall be referred to as the “Contested Amount.” If the Indemnified Party and the Indemnifying Party are unable to resolve any dispute relating to any Contested Amount during the 30-day period commencing upon the receipt of the Response Notice by the Indemnified Party, then such dispute will be resolved in accordance with Section 10.11.

(c) If the Indemnified Party does not receive a response from the Indemnifying Party with respect to any Third-Party Claim set forth in a Claim Notice by the end of the sixty (60) day period referred to in Section 9.5(b), (i) the Indemnifying Party will be deemed to have irrevocably waived any right to object to such Third-Party Claim and to have agreed that Losses in the amount of the applicable Claimed Amount are indemnifiable hereunder and (ii) with respect to the subject Third-Party Claim, as promptly as practicable and within five (5) Business Days following expiration of such period, in accordance with Section 9.6, the Indemnifying Party will pay the Claimed Amount to the Indemnified Party. If not paid, the Indemnified Party may seek enforcement of the obligation of the Indemnifying Party with respect to the Third-Party Claim in any court available therefor in accordance with the terms of Section 10.10 and Section 10.11.

9.6 Payment.

(a) Once a Loss is agreed to by Seller or finally adjudicated to be payable to one or more Indemnified Parties pursuant to this Article IX, subject to the limitations set forth herein, Seller shall satisfy its indemnity obligation with respect to such Loss by paying directly to such Indemnified Party the amount of such Loss, in cash, within five (5) Business Days of such agreement or final adjudication, by wire transfer of immediately available funds.

9.7 Equitable Relief; Fraud. Notwithstanding any other provision of this Agreement to the contrary, this Article IX will be the sole and exclusive remedy of the Parties hereto from and after the Closing Date for any claims in respect of a breach of this Agreement, including claims of inaccuracy in or breach of any representation, warranty, covenant or agreement hereunder; provided, however, that the foregoing will not (a) be deemed a waiver by any party of any right to seek specific performance or injunctive relief pursuant to Section 10.9, (b) limit any right or remedy arising by reason of any claim of Fraud against the Party committing such Fraud or (c) limit any claims in respect of breaches of the Transaction Documents or any covenant or agreement hereunder to be performed after the Closing.

9.8 Tax Treatment of Indemnification Payments. Any payments made pursuant to this Article IX shall be treated as an adjustment to the Closing Purchase Price by the Parties for Tax purposes, unless otherwise required by Law.

ARTICLE X

GENERAL PROVISIONS

10.1 Notices.

(a) Addresses for Notice. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly delivered and received using one or a combination of the following methods: (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand; or (iv) on the date sent by email. In each case, the intended recipient is set forth below:

if to Purchaser (or after the Closing, the Company), to:

KAKEN INVESTMENTS INC.

1000 N. West Street, Suite 1400

Wilmington, Delaware 19801

Attn:	Masashi Suzudo

Mitsuru Watanuki

Yoshiki Sato

Email:	[Omitted]

[Omitted]

[Omitted]

with a copy (which will not constitute notice) to:

Mori Hamada & Matsumoto

16th Floor, Marunouchi Park Building

2-6-1 Marunouchi, Chiyoda-ku

Tokyo 100-8222, Japan

Attn:	Seiichi Okazaki

Takaya Sato

Email:	seiichi.okazaki@mhm-global.com

takaya.sato@mhm-global.com

McDermott Will & Emery LLP

2049 Century Park East, Suite 3200

Los Angeles, CA 90067-3206

Attn:	Matt Carter

David A. Lipkin

Email:	mcarter@mwe.com

dlipkin@mwe.com

if to Seller (or prior to the Closing, the Company), to:

Aadi Bioscience, Inc.

17383 Sunset Boulevard, Suite A250

Pacific Palisades, California 90272

Attn:	David Lennon

Steve Rodin

Email:	[Omitted]

[Omitted]

with a copy (which will not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

12235 El Camino Real,

San Diego, CA 92130

Attn:	Dan Koeppen

Robert L. Wernli, Jr.

Ethan Lutske

Jack Hamilton

Email:	dkoeppen@wsgr.com

rwernli@wsgr.com

elutske@wsgr.com

jhamilton@wsgr.com

(b) Additional Procedures. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 10.1 as of the date of rejection, refusal or inability to deliver. Any notice received by the addressee on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address or any of the other details specified in or pursuant to this Section 10.1 through a notice given in accordance with this Section 10.1, except that notice of any such change will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (i) specified in such notice; or (ii) that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 10.1.

10.2 Amendment. Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties by execution of an instrument in writing signed on behalf of each Party.

10.3 Extension; Waiver. Any Party may, to the extent legally allowed and except as otherwise set forth in this Agreement, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party in this Agreement; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained in this Agreement. Any agreement by a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

10.4 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations under this Agreement without the prior written approval of the other Parties, except that Purchaser will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement from and after the Closing Date (a) in connection with a merger or consolidation involving Purchaser or other disposition of all or substantially all of the assets of Purchaser or the Company; or (b) to any of its Affiliates. It is understood and agreed that, in each case, such assignment shall not impede or delay the consummation of the Stock Purchase or otherwise materially impede the rights of Seller pursuant to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations under this Agreement.

10.5 Confidentiality. The Parties acknowledge that Purchaser and Seller have previously executed the Confidentiality Agreement, which will continue in full force and effect in accordance with its terms. Each of Purchaser and its Representatives will hold and treat all documents and information concerning Seller and its Subsidiaries (which after the Closing shall not be deemed for this purpose to include the Business) furnished or made available to Purchaser, or its Representatives in connection with the Stock Purchase in accordance with the Confidentiality Agreement. Seller and each of its Representatives will hold and treat all documents and information concerning the Business as if it were Confidential Information (as defined in the Confidentiality Agreement).

10.6 Entire Agreement. This Agreement, the other Transaction Documents and the documents and instruments and other agreements among the Parties as contemplated by or referred to in this Agreement, including the Confidentiality Agreement and the Seller Disclosure Letter constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of (i) the Closing Date and (ii) date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated.

10.7 Third Party Beneficiaries. The Parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies under this Agreement.

10.8 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

10.9 Remedies.

(a) Remedies Cumulative. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred by this Agreement or by applicable Law on such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

(b) Specific Performance.

(i) Irreparable Damage. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions that are required of it by this Agreement in order to consummate the Stock Purchase) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms of this Agreement (including specific performance to cause the other Parties to consummate the Stock Purchase, subject to the satisfaction or waiver of the conditions set forth in Article VII); (B) the provisions of Section 8.3 are not intended to and do not adequately compensate Seller, on the one hand, or Purchaser, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement is an integral part of the Stock Purchase and without that right, none of the Parties would have entered into this Agreement.

(ii) No Objections; Cooperation. The Parties agree not to raise any objections to (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by any of the Parties; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Parties pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each Party agrees that it will use reasonable best efforts to cooperate with the other Parties in seeking and agreeing to an expedited schedule in any litigation seeking an injunction or order of specific performance to attempt to fully resolve any dispute between the Parties prior to the Termination Date.

(iii) Tolling of the Termination Date. Notwithstanding anything to the contrary in this Agreement, if prior to the Termination Date any Party initiates a Legal Proceeding to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms of this Agreement, then the Termination Date will be automatically extended by (A) the amount of time during which such Legal Proceeding is pending plus twenty (20) Business Days; or (B) such other time period established by the court presiding over such Legal Proceeding.

10.10 Governing Law. This Agreement, and all claims, causes of action (whether in contract, tort or statute) or other matter that may result from, arise out of, be in connection with or relating to this Agreement, or the negotiation, administration, performance, or enforcement of this Agreement, including any claim or cause of action resulting from, arising out of, in connection with, or relating to any representation or warranty made in or in connection with this Agreement (collectively, the “Relevant Matters”), shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, without giving effect to any choice or conflict of laws provision, rule, or principle (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any other jurisdiction.

10.11 Consent to Jurisdiction. Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding in connection with or relating to any Relevant Matters, for and on behalf of itself or any of its properties or assets, in accordance with Section 10.1 or in such other manner as may be permitted by applicable Law, but nothing in this Section 10.11 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding in connection with or relating to any Relevant Matters to the exclusive general jurisdiction of the Chosen Courts; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding in connection with or relating to any Relevant Matters will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding in connection with or relating to any Relevant Matters in any court other than the Chosen Courts. The Parties agree that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

10.12 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER RELEVANT MATTER IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER RELEVANT MATTER. EACH PARTY ACKNOWLEDGES AND AGREES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) IT MAKES THIS WAIVER VOLUNTARILY; AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.12.

10.13 Counterparts. This Agreement and any amendments to this Agreement may be executed in one or more textually identical counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail or through an electronic signature service (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version delivered in person. No Party may raise the use of Electronic Delivery to deliver a signature, or the fact that any signature, agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense.

10.14 No Limitation. It is the intention of the Parties that, to the extent possible, unless provisions are mutually exclusive and effect cannot be given to both or all such provisions, (a) the representations, warranties, covenants and closing conditions in this Agreement will be construed to be cumulative; (b) each representation, warranty, covenant and closing condition in this Agreement will be given full, separate and independent effect; and (c) nothing set forth in any provision in this Agreement will (except to the extent expressly stated) in any way be deemed to limit the scope, applicability or effect of any other provision of this Agreement.

10.15 Conflict Waiver; Privilege.

(a) The Parties understand and agree that Seller and the Company has been represented by Wilson Sonsini Goodrich & Rosati, P.C. (“Wilson Sonsini”) in connection with the transactions contemplated by this Agreement.

(b) The Parties understand and agree that Seller shall be entitled to retain Wilson Sonsini as its counsel in any dispute between Purchaser, the Company or any of their Affiliates, on the one hand, and Seller, on the other, arising from or related to the transactions contemplated by this Agreement, notwithstanding such law firm’s prior or any potential ongoing representation of the Company, and notwithstanding that the interests of Seller, on the one hand, and Purchaser, the Company or any of their Affiliates, on the other, could be directly adverse to one another. Purchaser and each of its Affiliates (including the Company) covenant and agree to waive and not to assert any conflict of interest arising out of or relating to the representation, after the Closing Date, of Seller by Wilson Sonsini in any litigation, arbitration, mediation or other dispute resolution mechanism arising from or relating to the transactions contemplated by this Agreement.

(c) The parties understand and agree that notwithstanding anything in this Agreement, Seller shall have the right to retain and remove from the books and records of the Company all records and legal information that constitute or were part of communications from Wilson Sonsini to the Company or Seller, or that constitute or were part of communications between the Company or Seller and its outside legal counsel, in each case, to the extent that such communications relate solely to (i) the acquisition of Seller, the Company or the assets thereof, (ii) this Agreement, and (iii) the transactions contemplated by this Agreement, and solely to the extent that such records and legal information are subject to attorney-client privilege, attorney work product privilege or a reasonable expectation of client confidence (the “Privileged Transaction Records”). In addition, Seller has informed Purchaser, and Purchaser acknowledges, that it may be impractical to remove all Privileged Transaction Records from the records (including e-mails and other electronic files) of the Company. Accordingly, Purchaser agrees that it shall not, and shall cause each of its Affiliates (including, after Closing, the Company) not to, knowingly use any Privileged Transaction Records remaining in the records of the Company after Closing against Seller or its Affiliates in any disputes against Seller or its Affiliates in connection with this Agreement or the transactions contemplated thereby, unless the privileges described above are validly waived by Seller.

10.16 Guarantee. Guarantor hereby guarantees to Seller and the Company all obligations of Purchaser under Article II of this Agreement, and is entering into this Agreement solely for the purpose of providing such guarantee, and except to that limited extent is not a party to this Agreement.

[Signature page follows.]

The Parties are signing this Agreement on the date stated in the introductory clause.

KAKEN PHARMACEUTICAL CO., LTD.

By:	/s/ Hiroyuki Horiuchi
Name:	Hiroyuki Horiuchi
Title:	President and Representative
Director

KAKEN INVESTMENTS INC.

By:	/s/ Masahi Suzudo
Name:	Masashi Suzudo
Title:	President

AADI BIOSCIENCE, INC.

By:	/s/ David J. Lennon
Name:	David J. Lennon, Ph.D.
Title:	President and Chief Executive Officer

AADI SUBSIDIARY, INC.

By:	/s/ David J. Lennon
Name:	David J. Lennon, Ph.D.
Title:	President and Chief Executive Officer

[Signature Page to Stock Purchase Agreement]

Exhibit A

Exhibit B

Schedule A

Schedule B

Schedule C

Schedule D

Exhibit 4.1

THESE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE BUT HAVE BEEN OR WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (i) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (ii) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, (ii) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (iv) THE SECURITIES ARE TRANSFERRED WITHOUT CONSIDERATION TO AN AFFILIATE OF SUCH HOLDER OR A CUSTODIAL NOMINEE (WHICH FOR THE AVOIDANCE OF DOUBT SHALL REQUIRE NEITHER CONSENT NOR THE DELIVERY OF AN OPINION).

AADI BIOSCIENCE, INC.

FORM OF PRE-FUNDED WARRANT TO PURCHASE COMMON STOCK

Number of Shares: [ ]
(subject to adjustment)

Warrant No.:	Original Issue Date: [date]

Beneficial Ownership Limitation: ☐ 4.99% ☐ 9.99% ☐ 19.99%

Aadi Bioscience, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [ ] or its registered assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of [ ] shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $0.0001 per share (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”) at any time and from time to time on or after the date hereof (the “Original Issue Date”), subject to the following terms and conditions:

1. Definitions. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Affiliate” means any Person directly or indirectly controlled by, controlling or under common control with, a Holder, but only for so long as such control shall continue. For purposes of this definition, “control” (including, with correlative meanings, “controlled by”, “controlling” and “under common control with”) means, with respect to a Person, possession, direct or indirect, of (a) the power to direct or cause direction of the management and policies of such Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), or (b) at least 50% of the voting securities (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests.

(b) “Commission” means the United States Securities and Exchange Commission.

(c) “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the Principal Trading Market for such security, as reported by Bloomberg Financial Markets, or, if such Principal Trading Market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then the Board of Directors of the Company shall use its good faith judgment to determine the fair market value. The Board of Directors’ determination shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(d) “Principal Trading Market” means the national securities exchange or other trading market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Original Issue Date, shall be the Nasdaq Capital Market.

(e) “Securities Act” means the Securities Act of 1933, as amended.

(f) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, for the Principal Trading Market with respect to the Common Stock that is in effect on the date of delivery of an applicable Exercise Notice, which as of the Original Issue Date was “T+1.”

(g) “Subscription Agreement” means that certain Subscription Agreement dated as of January 19, 2024.

(h) “Trading Day” means any weekday on which the Principal Trading Market is normally open for trading.

(i) “Transfer Agent” means Equiniti Trust Company, LLC, the Company’s transfer agent and registrar for the Common Stock, and any successor appointed in such capacity.

2. Issuance of Securities; Registration of Warrants. The Warrant, as initially issued by the Company, is offered and sold pursuant to the Subscription Agreement. Accordingly, the Warrant and the Warrant Shares are “restricted securities” under Rule 144 promulgated under the Securities Act. The Company shall register ownership of this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any assignee to which this Warrant is assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. Subject to compliance with all applicable securities laws, the Company shall, or will cause its Transfer Agent to, register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, and payment for all applicable transfer taxes (if any). Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall, or will cause its Transfer Agent to, prepare, issue and deliver at the Company’s own expense any New Warrant under this Section 3. Until due presentment for registration of transfer, the Company may treat the registered Holder hereof as the owner and holder for all purposes, and the Company shall not be affected by any notice to the contrary.

4. Exercise and Duration of Warrants.

(a) All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by this Warrant at any time and from time to time on or after the Original Issue Date, and such rights shall not expire.

(b) The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice pursuant to Section 10 below), and the date on which the last of such items is delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise

Date.” The Company shall not require an ink-original Notice of Exercise, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required by the Company. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any. The aggregate exercise price of this Warrant, except for the Exercise Price, was pre-funded to the Company on or before the Original Issue Date, and consequently no additional consideration (other than the Exercise Price) shall be required by to be paid by the Holder to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-funded exercise price under any circumstance or for any reason whatsoever. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

5. Delivery of Warrant Shares.

(a) Subject to the Beneficial Ownership Limitation (as defined herein), as applicable, upon exercise of this Warrant, the Company shall promptly (but in no event no later than the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Exercise Notice, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company, so long as the aggregate Exercise Price is received by the Company no later than 9:00 a.m. (New York City time) and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise, so long as such Notice of Exercise is received no later than 9:00 a.m. (New York City time) (such date, the “Warrant Share Delivery Date”)), upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system, or if the Transfer Agent is not participating in the Fast Automated Securities Transfer Program (the “FAST Program”) or if the certificates are required to bear a legend regarding restriction on transferability, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. The Holder, or any natural person or legal entity (each, a “Person”) so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. Notwithstanding the foregoing, with respect to any Exercise Notice delivered on or prior to 9:00 a.m. (New York City time) on the Original Issue Date, which may be delivered at any time after the time of execution of the Purchase Agreement, the Company agrees to deliver the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Original Issue Date and the Original Issue Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by such Warrant Share Delivery Date.

(b) If by the Warrant Share Delivery Date, the Company fails to deliver to the Holder a certificate representing the required number of Warrant Shares in the manner required pursuant to Section 5(a) or fails to credit the Holder’s balance account with DTC for such number of Warrant Shares to which the Holder is entitled, and if after the Warrant Share Delivery Date and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, within two (2) Trading Days after the Holder’s request and in the Holder’s sole discretion, either (1) pay in cash to the Holder an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased, at which point the Company’s obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate or (2) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares and pay cash to the Holder in an amount equal to the excess (if any) of Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased in the Buy-In over the product of (A) the number of shares of Common Stock purchased in the Buy-In, times (B) the Closing Sale Price of a share of Common Stock on the Exercise Date. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(c) To the extent permitted by law and subject to Section 5(b), the Company’s obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof (including the limitations set forth in Section 11 below) are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Subject to Section 5(b), nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense (excluding any applicable stamp duties) in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable contractual indemnity, if requested by the Company. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8. Reservation of Warrant Shares. The Company covenants that it will, at all times while this Warrant is outstanding, reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable. The Company will take all such action as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed. The Company further covenants that it will not, without the prior written consent of the Holder, take any actions to increase the par value of the Common Stock at any time while this Warrant is outstanding.

9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock issued and outstanding on the Original Issue Date and in accordance with the terms of such stock on the Original Issue Date or as amended, as described in the Subscription Agreement, that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issues by reclassification of shares of capital stock any additional shares of Common Stock of the Company, then in each such case the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, provided, however, that if such record date shall have been fixed and such dividend is not fully paid on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends. Any adjustment pursuant to clause (ii), (iii) or (iv) of this paragraph shall become effective immediately after the effective date of such subdivision, combination or issuance.

(b) Pro Rata Distributions. If, on or after the Original Issue Date, the Company shall declare or make any dividend or other pro rata distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction, but, for the avoidance of doubt, excluding any distribution of shares of Common Stock subject to Section 9(a), any distribution of Purchase Rights (as defined below) subject to Section 9(c) and any Fundamental Transaction (as defined below) subject to Section 9(d)) (a “Distribution”), then, in each such case, upon any exercise of this Warrant that occurs after the record date fixed for determination of stockholders entitled to receive such distribution, the Holder shall be entitled to receive such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Beneficial Ownership Limitation (as defined below)) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder, together with its Affiliates and any member of a Section 13(d) group, exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder, together with its Affiliates and any member of a Section 13(d) group, exceeding the Beneficial Ownership Limitation, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

(c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 9(b) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation, as applicable) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, as applicable, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation, as applicable.

(d) Fundamental Transactions. If, at any time while this Warrant is outstanding (i) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the surviving entity and in which the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving entity immediately after such merger or consolidation, (ii) the Company effects any sale to another Person of all or substantially all of its assets in one transaction or a series of related transactions, (iii) pursuant to any tender offer or exchange offer (whether by the Company or another Person), holders of capital stock who tender shares representing more than 50% of the voting power of the capital stock of the Company and the Company or such other Person, as applicable, accepts such tender for payment, (iv) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the voting power of the capital stock of the Company (except for any such transaction in which the stockholders of the Company immediately prior to such transaction maintain, in substantially the same proportions, the voting power of such Person immediately after the transaction), provided, however, that the forgoing shall not include transactions for which the primary purpose is raising capital or (v) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then following such Fundamental Transaction the Holder shall have the right to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any Fundamental Transaction in which the Company is not the surviving entity or the Alternate Consideration includes securities of another Person unless (i) the Alternate Consideration is solely cash and the Company provides for the simultaneous “cashless exercise” of this Warrant pursuant to Section 10 below or (ii) prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or other Person (including any purchaser of assets of the Company) shall assume the obligation to deliver to the Holder such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the and the other obligations under this Warrant. The provisions of this paragraph (c) shall similarly apply to subsequent transactions analogous of a Fundamental Transaction type.

(e) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment. Notwithstanding the foregoing, in no event may the Exercise Price be adjusted below the par value of the Common Stock then in effect.

(f) Calculations. All calculations under this Section 9 shall be made to the nearest one-tenth of one cent or the nearest share, as applicable.

(g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(h) Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other pro rata distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such transaction at least ten (10) days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. In the event such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall (on the same time frame set forth in the immediately prior sentence) offer the Holder the ability to sign a confidentiality agreement related thereto sufficient to allow the Holder to receive such notice, and the Company shall deliver such notice immediately upon execution of such confidentiality agreement. If the holder does not sign the confidentiality agreement, then the Holder shall not receive such notice. In addition, if while this Warrant is outstanding, the Company authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction contemplated by Section 9(d), other than a Fundamental Transaction under clause (iii) of Section 9(d), the Company shall deliver to the Holder a notice of such Fundamental Transaction at least thirty (30) days prior to the date such Fundamental Transaction is consummated. Holder agrees to maintain any information disclosed pursuant to this Section 9(h) in confidence until such information is publicly available, and shall comply with applicable law with respect to trading in the Company’s securities following receipt any such information.

10. Payment of Exercise Price. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares in an exchange of securities effected pursuant to Section 3(a)(9) of the Securities Act, as determined as follows:

X = Y [(A-B)/A]

where:

“X” equals the number of Warrant Shares to be issued to the Holder;

“Y” equals the total number of Warrant Shares with respect to which this Warrant is then being exercised;

“A” equals the Closing Sale Prices of the shares of Common Stock (as reported by Bloomberg Financial Markets) as of the Trading Day on the date immediately preceding the Exercise Date; and

“B” equals the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a “cashless exercise” transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise). In the event that a registration statement registering the issuance of Warrant Shares is, for any reason, not effective at the time of exercise of this Warrant, then the Warrant may only be exercised through a cashless exercise, as set forth in this Section 10. Except as set forth in Section 5(b) (Buy-In remedy) and Section 12 (payment of cash in lieu of fractional shares), in no event will the exercise of this Warrant be settled in cash.

11. Limitations on Exercise.

(a) Any Holder of Warrants shall be prohibited from exercising the Holder’s Warrants if, immediately prior to or following such exercise (or portion of such exercise thereof), the Holder, together with its Affiliates and any member of a Section 13(d) group, beneficially owns or would beneficially own as determined in accordance with Section 13(d) of the U.S. Securities Exchange Act of 1934, as amended, and the rules thereunder (the “Exchange Act”) more than 4.99% (or, upon election by the Holder prior to the issuance of this Warrant, 9.99% or 19.99%) (the “Beneficial Ownership Limitation”) of the issued and outstanding Common Stock or any other class of equity security (other than an exempted security) of the Company that is registered pursuant to Section 12 of the Exchange Act. For purposes of calculating beneficial ownership, the aggregate number of shares of Common Stock beneficially owned by the Holder, together with its affiliates and any member of the Section 13(d) group, shall include the number of shares of Common Stock issuable upon exercise of the relevant Warrants with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Warrants beneficially owned by a Holder, together with its Affiliates and any member of Section 13(d) group, and (ii)

exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Holder, together with its Affiliates and any member of Section 13(d) group (including, without limitation, any convertible notes, convertible stock or warrants) that are subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this Paragraph 11(a), beneficial ownership and whether a Holder is a member of a Section 13(d) group shall be calculated and determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, it being acknowledged and agreed that the Holder is solely responsible for any schedules required to be filed in accordance therewith. For purposes of the Warrants, in determining the number of outstanding shares of Common Stock, a Holder of Warrants may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Company’s transfer agent, whether publicly or by correspondence with the Holder, setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a Holder of Warrants, the Company shall within two (2) Business Days confirm to such Holder the number of shares of Common Stock then outstanding. The Holder shall disclose to the Company the number of shares of Common Stock that it, its affiliates or any member of a Section 13(d) group owns and has the right to acquire through the exercise of derivative securities and any limitations on exercise or conversion analogous to the limitation contained herein contemporaneously or immediately prior to exercising the relevant Warrant. Any purported delivery of any number of shares of Common Stock or any other security upon exercise of Warrants shall be void and have no effect to the extent, but only to the extent, that before or after such delivery, the exercising Holder, together with its Affiliates and any member of a Section 13(d) group would have beneficial ownership in excess of the Beneficial Ownership Limitation. By written notice to the Company, a Holder of Warrants may from time to time increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 19.99% specified in such notice; provided that any increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

(b) This Section 11 shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9(c) of this Warrant.

12. No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value (based on the Closing Sale Price) for any such fractional shares.

13. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or confirmed e-mail at the facsimile number or e-mail address specified in the books and records of the Transfer Agent prior to 5:30 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or confirmed e-mail at the facsimile number or e-mail address specified in the books and records of the Transfer Agent on a day that is not a Trading Day or later than 5:30 P.M., New York City time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery.

14. Warrant Agent. The Company shall initially serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

15. Miscellaneous.

(a) No Rights as a Stockholder. The Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

(b) Authorized Shares. (i) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(ii) Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(c) Successors and Assigns. Subject to the restrictions on transfer set forth in this Warrant and compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company without the written consent of the Holder, except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(d) Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

(e) Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

(f) Governing Law; Jurisdiction. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS

AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(g) Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(h) Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

AADI BIOSCIENCE, INC.

By:
Name:
Title:

SCHEDULE 1

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

Ladies and Gentlemen:

(1) The undersigned is the Holder of Warrant No. __ (the “Warrant”) issued by Aadi Bioscience, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2) The undersigned hereby exercises its right to purchase Warrant Shares pursuant to the Warrant.

(3) The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	Cash Exercise

☐	“Cashless Exercise” under Section 10 of the Warrant

(4) If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $ in immediately available funds to the Company in accordance with the terms of the Warrant.

(5) Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

(6) By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) permitted to be owned under Section 11(a) of the Warrant to which this notice relates.

Dated:

Name of Holder:

By:
Name:
Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Exhibit 10.1

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of December 19, 2024, by and among KAKEN INVESTMENTS INC., a Delaware corporation (“Purchaser”), Aadi Bioscience, Inc., a Delaware corporation (“Seller”), and the undersigned stockholder of Seller (such stockholder, and any permitted transferee pursuant to Section 2 below, “Stockholder”).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, Purchaser, Seller and Aadi Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Seller (the “Company”) have entered into a Stock Purchase Agreement of even date herewith, as the same may be amended from time to time (the “Stock Purchase Agreement”), which provides for, among other things, the sale of one hundred percent (100%) of the issued and outstanding capital stock of the Company (the “Stock Purchase”) to Purchaser, upon the terms and subject to the conditions set forth in the Stock Purchase Agreement;

WHEREAS, the Seller Board has approved the Stock Purchase Agreement and the transactions contemplated by the Stock Purchase Agreement and this Agreement;

WHEREAS, as of the date hereof, Stockholder is the record holder and Beneficial Owner of such number of shares of Seller Common Stock set forth on Schedule I of this Agreement; and

WHEREAS, as a condition to its willingness to enter into the Stock Purchase Agreement, Purchaser has required Stockholder, and in order to induce Purchaser to enter into the Stock Purchase Agreement, Stockholder (solely in Stockholder’s capacity as such) has agreed, to enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and for other good and valuable consideration and intending legally to be bound, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

SECTION 1 Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Stock Purchase Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a) “Beneficially Own” and “Beneficial Ownership” have the meanings assigned to such terms in Rule 13d-3 under the Exchange Act, and a Person’s Beneficial Ownership of securities shall be calculated in accordance with the provisions of such rule (in each case, irrespective of whether such rule actually is applicable in such circumstance). For the avoidance of doubt, “Beneficially Own” and “Beneficial Ownership” shall include record ownership of securities.

(b) “Beneficial Owner” of securities shall mean a Person who Beneficially Owns such securities.

(c) “Encumbrance” shall mean any lien, encumbrance, mortgage, deed of trust, claim, lease, easement, servitude, transfer restriction, hypothecation, charge, security interest, pledge or option, proxy, right of first refusal, voting trust or any other similar right.

(d) “Expiration Time” shall mean the earliest to occur of the following: (i) such date and time as the Stock Purchase Agreement shall have been validly terminated pursuant to Article VIII thereof; (ii) the Closing; or (iii) the termination of this Agreement by mutual written consent of the parties hereto.

(e) “Permitted Encumbrance” shall mean any Encumbrance arising under the U.S. securities laws, Seller’s organizational or governing documents or customary custody arrangements with brokerage accounts or this Agreement and any other Encumbrance that would not prevent or delay or impair the consummation by Stockholder of the transactions contemplated by this Agreement or Stockholder’s ability to perform Stockholder’s obligations hereunder.

(f) “Subject Shares” shall mean (i) all shares of Seller Common Stock Beneficially Owned by Stockholder as of the date hereof and (ii) all additional shares of Seller Common Stock of which Stockholder acquires Beneficial Ownership at any time during the Support Period (including by way of stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or issued upon the exercise of any options, the settlement of any restricted stock or other conversion of any convertible securities).

(g) “Support Period” means that period from the date of this Agreement until the Expiration Time.

(h) “Transfer” means to, directly or indirectly, whether by merger, consolidation, division, conversion, transfer, domestication, continuance, share exchange, operation of law or otherwise, (i) tender into any tender or exchange offer, (ii) offer, sell, pledge, create an Encumbrance with respect to (other than Permitted Encumbrances), assign, exchange, grant an option with respect to, establish or increase a put equivalent position or liquidate with respect to or decrease a call equivalent position, transfer, gift, dispose of or enter into any derivative arrangement with respect to any subject property or any interest therein (whether such arrangement is to be settled by delivery of securities, in cash or otherwise), convey any Beneficial Ownership interest in, or (iii) enter into an agreement, option or commitment to take any of the actions referred to in the foregoing clauses (i) and (ii).

SECTION 2 Transfer of Subject Shares.

(a) Transfer Restrictions. Except as expressly contemplated by this Agreement, during the Support Period, Stockholder shall not Transfer any of the Subject Shares nor cause or voluntarily consent to any Transfer of any of the Subject Shares or Stockholder’s voting or economic interest therein. Any action taken in violation of this Section 2 shall be null and void ab initio and of no effect whatsoever.

(b) Transfer of Voting Rights. During the Support Period, Stockholder shall not (i) deposit any Subject Shares in a voting trust or grant any proxy or power of attorney or enter into any voting agreement or similar agreement with respect to any of the Subject Shares (other than the grant of any proxy expressly provided herein or the grant of a proxy to a director or officer of Seller in connection with any annual or special meeting of the Seller Stockholders; provided that Stockholder shall remain liable hereunder to the extent such director or officer votes any Subject Shares in any manner inconsistent with this Agreement), (ii) Transfer any voting rights with respect to any of the Subject Shares or (iii) enter into any agreement or commitment to take any of the actions referred to in the foregoing clauses (i) and (ii).

2

(c) Exceptions. Nothing in this Section 2 shall prohibit a Transfer of Subject Shares by Stockholder (or, following any Transfer permitted by, and made in accordance with, this Section 2, by any such transferee Stockholder) (i) to one or more partners, members, or other equityholders of Stockholder or to a controlled Affiliate of, or Affiliate under common control with, Stockholder, (ii) to any other Person to whom Purchaser has consented with respect to a Transfer by Stockholder in advance in writing, (iii) if Stockholder is an individual, to any member of Stockholder’s immediate family or to a trust or similar vehicle solely for the benefit of Stockholder and/or any member or members of Stockholder’s immediate family, or (iv) to Stockholder’s executors, administrators, testamentary trustees, legatees or beneficiaries, for bona fide estate planning purposes by will or by the laws of intestate succession; provided, however, that a Transfer referred to in this Section 2(c) shall be permitted only if, in the case of clauses (i) through (iv), the transferee agrees in writing, in substantially the form attached hereto as Exhibit A, to be bound by the terms of this Agreement with respect to Subject Shares, and provided further, that no such Transfer shall relieve Stockholder of any of Stockholder’s obligations hereunder.

(d) Involuntary Transfer. If any involuntary Transfer of any of the Subject Shares shall occur (including, but not limited to, a sale by Stockholder’s trustee in any bankruptcy, a sale to a purchaser at any creditor’s or court sale or upon the death of Stockholder pursuant to the terms of any trust or will of Stockholder or by the Laws of intestate succession), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect for the Support Period.

SECTION 3 Voting Agreement.

(a) Stockholder hereby agrees that, during the Support Period, at the Seller Stockholder Meeting or any other meeting (whether annual or special and each postponement, recess, adjournment or continuation thereof) of the Seller Stockholders at which any of the matters set forth in clause (ii) below is put to the vote of Seller Stockholders, however called, and in connection with any written consent of the Seller Stockholders with respect to any of the matters set forth in clause (ii) below, if applicable, Stockholder shall (i) appear at such meeting or otherwise cause all of the Subject Shares entitled to vote thereat, as applicable, to be counted as present thereat for purposes of calculating a quorum, and (ii) vote or cause to be voted (including by proxy or written consent, if applicable) all the Subject Shares, (A) in favor of (“for”) (1) the Stock Purchase and the other transactions contemplated by the Stock Purchase Agreement (to the extent proposed to be voted upon or consented to by the Seller Stockholders) and the approval of the Stock Purchase Agreement, including any amended and restated Stock Purchase Agreement or amendment to the Stock Purchase Agreement that does not change the form of the consideration payable to Seller upon the closing under the Stock Purchase Agreement or reduce the Base Consideration, (2) the transactions listed on Schedule B of the Stock Purchase Agreement (the “Specified Transactions”) and (3) the approval of any proposal to adjourn or postpone such meeting of the Seller Stockholders to a later date if there are not sufficient votes to approve the Stock Purchase and the other transactions contemplated by the Stock Purchase Agreement (to the extent proposed to be voted upon or consented to by the Seller Stockholders) or approve the Stock Purchase Agreement (as it may have been amended or amended and restated in a manner for which Stockholder is obligated to vote in favor or consent to hereunder), including the Specified Transactions and (B) to the extent any such matter is formally submitted for a vote (or the consent) of the Seller Stockholders, against (1) any action or proposal in favor of an Acquisition Proposal (including a Superior Proposal), without regard to the terms of such Acquisition Proposal, or any of the transactions contemplated thereby, (2) any action or proposal that would reasonably be expected to result in a breach of any covenant, representation or warranty, or any other obligation or agreement of Seller or the Company under the Stock Purchase Agreement or of Stockholder under this Agreement, and (3) any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Stock Purchase or the fulfillment of Purchaser’s, Seller’s or the Company’s conditions to Closing under the Stock

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Purchase Agreement or change in any manner the voting rights of the Subject Securities or any other shares of capital stock of Seller (including, without limitation, any extraordinary corporate transaction, such as a merger, consolidation, amalgamation, plan or scheme of arrangement, share exchange, business combination, division, conversion, transfer, domestication, continuance or similar transaction, any amendments of Seller’s organizational or governing documents, or any sale, lease, sublease, exchange, license, sub-license, or other disposition of all or a material portion of the assets of Seller or any of its subsidiaries). Stockholder covenants and agrees that, except for this Agreement, Stockholder shall not, and shall not permit any Person under Stockholder’s control, during the Support Period, to (x) enter into any voting agreement or voting trust with respect to any Subject Shares, (y) except as expressly set forth herein, grant, a proxy, consent or power of attorney with respect to any Subject Shares, or (z) make, or in any manner participate in, directly or indirectly, a “solicitation” of “proxies” (as such terms are used in 17 CFR § 240.14a-1, et seq.) or consents from Seller Stockholders in connection with any vote of the Seller Stockholders with respect to the Stock Purchase Agreement, the Stock Purchase or the other transactions contemplated by the Stock Purchase Agreement, other than to recommend that Seller Stockholders vote in favor of the Stock Purchase and the other transactions contemplated by the Stock Purchase Agreement (to the extent proposed to be voted upon or consented to by the Seller Stockholders) and the approval of the Stock Purchase Agreement (and any actions required in furtherance thereof or otherwise expressly provided in this Agreement or the Stock Purchase Agreement) including the Specified Transactions.

(b) Nothing in this Agreement shall obligate Stockholder to exercise any option or any other right to acquire any shares of Seller Common Stock.

SECTION 4 Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, but without limiting any obligations of Seller or the Company under the Stock Purchase Agreement, nothing in this Agreement shall limit any individual who is a director or officer of Seller from acting in such capacity and exercising his or her rights or fiduciary duties as a director or officer of Seller or voting in such person’s sole discretion on any matter (it being understood that this Agreement shall apply to Stockholder solely in Stockholder’s capacity as stockholder of Seller and that any director or officer of Seller who signs this Agreement as Stockholder, or on behalf of Stockholder, is signing only as Stockholder (or on behalf of Stockholder) and not in any other capacity).

SECTION 5 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Purchaser any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to Stockholder, and Purchaser shall have no authority by virtue of this Agreement or the transactions to be consummated pursuant hereto to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Seller or the Company or exercise any power or authority to direct Stockholder in the voting of any of the Subject Shares to the extent such Subject Shares are entitled to be voted, except as expressly provided herein.

SECTION 6 Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Purchaser and Seller as follows:

(a) Power; Binding Agreement. Stockholder has full power and authority and legal capacity to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Purchaser and Seller, constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity.

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(b) No Conflicts. None of the execution and delivery by Stockholder of this Agreement or the performance by Stockholder of any obligations hereunder will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) or result in the creation of any Encumbrance (other than Permitted Encumbrances) on any of the Subject Shares, under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement (including organizational documents) to which Stockholder is a party or by which Stockholder or any of Stockholder’s properties or assets (including the Subject Shares) may be bound, or (ii) conflict with or violate any Order or Law applicable to Stockholder or any of Stockholder’s properties or assets, except, in each of cases (i) and (ii), as would not reasonably be expected to prevent or materially delay or impair Stockholder’s ability to perform any of the obligations of Stockholder hereunder.

(c) Ownership of Shares. Stockholder is the Beneficial Owner of the shares of Seller Common Stock set forth on Schedule I of this Agreement. Stockholder Beneficially Owns all such shares of Seller Common Stock free and clear of Encumbrances (other than Permitted Encumbrances). As of the date hereof, Stockholder does not Beneficially Own any shares of Seller Common Stock other than the shares of Seller Common Stock set forth on Schedule I of this Agreement.

(d) Consents. No consent, approval, Order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to Stockholder in connection with the valid execution and delivery or performance of this Agreement by Stockholder.

(e) Voting and Disposition Power. Stockholder has sole (or, together with Affiliates of Stockholder, shared) voting power, power of disposition, power to issue instructions with respect to the matters set forth herein and power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares. Except pursuant to this Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments to which Stockholder is a party relating to the pledge, disposition or voting of any of the shares of Seller Common Stock indicated on Schedule I of this Agreement and no such shares of Seller Common Stock are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares.

(f) Reliance. Stockholder has (i) received a copy of the Stock Purchase Agreement and this Agreement, (ii) had the opportunity to carefully read each such agreement and is fully aware of the contents thereof and their meaning, intent and legal effect, (iii) been represented by or had the opportunity to be represented by independent counsel of Stockholder’s own choosing and (iv) had the right and opportunity to consult with its counsel, and to the extent, if any, that the Stockholder desired, the Stockholder availed itself of such right and opportunity. Stockholder is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence. Stockholder understands and acknowledges that Purchaser, Seller and the Company are entering into the Stock Purchase Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement. Other than the representations and warranties of Seller and the Company expressly set forth in the Stock Purchase Agreement and the representations and warranties of Purchaser set forth herein, Stockholder has not relied upon, and expressly disclaims reliance upon, the representations and warranties of any person or entity in connection with Stockholder’s entry into this Agreement.

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(g) Absence of Litigation. As of the date hereof, there is no action, suit, claim, proceeding, charge, investigation or arbitration pending against, or, to the knowledge of Stockholder, threatened in writing against or affecting Stockholder or any of Stockholder’s properties or assets (including the Subject Shares) before or by any Governmental Authority that would reasonably be expected to prevent or materially delay or impair Stockholder’s ability to perform any of the obligations of Stockholder hereunder.

(h) Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission from Purchaser, Seller or the Company in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Stockholder (other than as an officer or director of Seller).

SECTION 7 Representations and Warranties of Purchaser. Purchaser represents and warrants to Stockholder as follows:

(a) Organization and Qualification. Purchaser is a duly organized and validly existing corporation in good standing under the Laws of Delaware.

(b) Power; Binding Agreement. Purchaser has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Purchaser of this Agreement, the performance by Purchaser of its obligations hereunder and the consummation by Purchaser of the transactions contemplated hereby have been duly and validly authorized by Purchaser and no other actions or proceedings on the part of Purchaser are necessary to authorize the execution and delivery by Purchaser, the performance by Purchaser of its obligations hereunder or the consummation by Purchaser of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser, and, assuming this Agreement constitutes a valid and binding obligation of Stockholder and Seller, constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally, and (B) is subject to general principles of equity.

SECTION 8 Representations and Warranties of Seller. Seller represents and warrants to Stockholder and Purchaser as follows:

(a) Organization and Qualification. Seller is a duly organized and validly existing corporation in good standing under the Laws of Delaware.

(b) Power; Binding Agreement. Seller has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Seller of this Agreement, the performance by Seller of its obligations hereunder and the consummation by Seller of the transactions contemplated hereby have been duly and validly authorized by Seller and no other actions or proceedings on the part of Seller are necessary to authorize the execution and delivery by Seller, the performance by Seller of its obligations hereunder or the consummation by Seller of

6

the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller, and, assuming this Agreement constitutes a valid and binding obligation of Stockholder and Purchaser, constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally, and (B) is subject to general principles of equity.

SECTION 9 Disclosure. Stockholder shall permit Seller, the Company and Purchaser to publish and disclose, in all documents and schedules filed with the SEC, and any press release or other disclosure document that Seller, the Company or Purchaser determines to be required by Law in connection with the Stock Purchase and the other transactions contemplated by the Stock Purchase Agreement, Stockholder’s identity and ownership of Subject Shares and the nature of the commitments, arrangements and understandings under this Agreement. Seller shall permit Stockholder to publish and disclose in all disclosure documents to the extent required by Law (including, without limitation, any proxy statement or Schedule 13D filed with the SEC under the Exchange Act) the nature of the commitments, arrangements and understandings under this Agreement.

SECTION 10 Further Assurances. Subject to the terms and conditions of this Agreement, each party shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such party’s obligations under this Agreement.

SECTION 11 Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Time, provided that Section 9, this Section 11 and Section 12 shall survive such termination and remain in full force and effect. Notwithstanding anything in this Section 11 to the contrary, nothing in this Section 11 shall relieve any party hereto from liability for any willful breach of this Agreement prior to such termination.

SECTION 12 Miscellaneous Provisions.

(a) Entire Agreement; Amendments. This Agreement (including any schedules hereto) constitutes the entire understanding and supersedes and cancels all prior and contemporaneous agreements, understandings and statements, written or oral, among the undersigned with respect to the subject matter hereof. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the parties hereto. No waiver by any party hereto of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty, covenant or agreement hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Stock Purchase Agreement.

(b) Successors and Assigns; No Third-Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as provided in Section 2(c), Stockholder may not assign any of Stockholder’s rights or obligations hereunder without the prior written consent of Purchaser, or no such assignment shall relieve Stockholder of any liabilities or obligations hereunder. Purchaser may not assign this Agreement or any benefits hereunder except to an Affiliate of Purchaser. Subject to the foregoing provisions of this Section 12(b), this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and permitted assigns. Any attempted assignment or delegation in violation of this Section 12(b) will be null and void. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto, any rights or remedies under or by reason of this Agreement.

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(c) Specific Enforcement. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, that such harm would be impossible to measure in money damages, that in the event of such breach the non-breaching party will not have an adequate remedy at law or in damages and, accordingly that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at Law or in equity in connection with this Agreement. The parties hereto agree that unless and until this Agreement is validly terminated in accordance with Section 11, (i) the parties hereto shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in Section 12(d)(2) to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without bond, or other security being required, (ii) no party will oppose the seeking of such relief on the basis that the other party has an adequate remedy at law and (iii) the right of specific enforcement is an integral part of the performance of the obligations and other transactions contemplated hereby, and without that right, Purchaser would not have entered into this Agreement. For the avoidance of doubt, each of Purchaser and Seller has the right to specifically enforce this Agreement against Stockholder, with or without the concurrence of the other.

(d) Governing Law; Consent to Jurisdiction; Venue.

(1) This Agreement, and all Legal Proceedings (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

(2) The parties hereto agree that any Legal Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the performance of the obligations contemplated hereby shall be brought in the Delaware Court of Chancery, or if that court does not have jurisdiction, a federal court sitting in the State of Delaware. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery in respect of any Legal Proceeding arising out of or relating to this Agreement or the performance of the obligations contemplated hereby, or relating to enforcement of any of the terms of this Agreement, and hereby waives, and agrees not to assert, as a defense in any such Legal Proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the Legal Proceeding is brought in an inconvenient forum, that the venue of the Legal Proceeding is improper or that this Agreement or the performance of the obligations contemplated hereby may not be enforced in or by such courts. Each party hereto agrees that notice or the service of process in any Legal Proceeding out of or relating to this Agreement or the performance of the obligations contemplated hereby shall be properly served or delivered if delivered in the manner contemplated by Section 12(g) or in any other manner permitted by law.

(e) Waiver of Jury Trial. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE PERFORMANCE OF THE OBLIGATIONS OR OTHER TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE PERFORMANCE OF THE OBLIGATIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED,

8

EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER, (c) IT MAKES THE FOREGOING WAIVER VOLUNTARILY, AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(e).

(f) Expenses. All out-of-pocket fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such fees, costs and expenses, whether or not the transactions contemplated by the Stock Purchase Agreement are consummated.

(g) Notices. Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered if delivered in person, (ii) on the fifth (5th) Business Day after dispatch by registered or certified mail, (iii) on the next Business Day if transmitted by national overnight courier or (iv) on the date sent if sent by e-mail (provided that no “bounce-back” or similar message is received by the sender), in each case as follows:

if to Purchaser, to:

KAKEN INVESTMENTS INC.

1000 N. West Street, Suite 1400

Wilmington, Delaware 19801

Attn:  Masashi Suzudo

  Mitsuru Watanuki

  Yoshiki Sato

Email: [Omitted]

   [Omitted]

   [Omitted]

with a copy (which will not constitute notice) to:

Mori Hamada & Matsumoto

16th Floor, Marunouchi Park Building

2-6-1 Marunouchi, Chiyoda-ku

Tokyo 100-8222, Japan

Attn:  Seiichi Okazaki

  Takaya Sato

Email: seiichi.okazaki@mhm-global.com

   takaya.sato@mhm-global.com

McDermott Will & Emery LLP

2049 Century Park East, Suite 3200

Los Angeles, CA 90067-3206

9

Attn:  Matt Carter

 David A. Lipkin

Email: mcarter@mwe.com

  dlipkin@mwe.com

if to Seller, to:

Aadi Bioscience, Inc.

17383 Sunset Boulevard, Suite A250

Pacific Palisades, California 90272

Attn:  David Lennon

  Steve Rodin

Email: [Omitted]

  [Omitted]

with a copy (which will not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C.

12235 El Camino Real

San Diego, California 92130

Attn:  Dan Koeppen

  Robert L. Wernli, Jr.

  Ethan Lutske

  Jack Hamilton

Email: dkoeppen@wsgr.com

   rwernli@wsgr.com

   elutske@wsgr.com

   jhamilton@wsgr.com

if to Stockholder, to the address set forth on Schedule I to this Agreement.

(h) Stockholder Obligations. Stockholder shall not be liable for any breach of the terms of any agreement similar to this Agreement by any other Seller Stockholder. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person for the purposes of Rule 13d-5(b)(1) of the Exchange Act or for any other similar provision of Law.

(i) Stop-Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, Stockholder hereby authorizes Seller or its counsel to notify Seller’s transfer agent that there is a stop transfer order with respect to all the Subject Shares (and that this Agreement places limits on the voting and transfer of such Subject Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by Seller following the Expiration Time.

(j) Descriptive Headings. The section headings of this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

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(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions hereunder is not affected in any manner materially adverse to any party. Upon such a determination, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, in order that the transactions hereunder be consummated as originally contemplated to the fullest extent possible.

(l) Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Signatures to this Agreement transmitted by by electronic mail in PDF form or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be effective as of the date first above written.

KAKEN INVESTMENTS INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be effective as of the date first above written.

AADI BIOSCIENCE, INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be effective as of the date first above written.

ENTITY STOCKHOLDER

Entity Name

By:
Name:
Title:

INDIVIDUAL STOCKHOLDER

Name:

[Signature Page to Voting and Support Agreement]

SCHEDULE I

Beneficially Owned Shares	Address (including email)
[•]	[Address] [City, State ZIP] Attn: [•] Email: [•]

[Schedule I to Voting and Support Agreement]

EXHIBIT A

JOINDER AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Voting and Support Agreement dated as of December 19, 2024, as amended or modified from time to time in accordance with its terms, by and between KAKEN INVESTMENTS INC., Aadi Bioscience, Inc. and [Stockholder] (the “Voting Agreement”). Capitalized terms used but not defined in this Joinder Agreement shall have the meanings ascribed to such terms in the Voting Agreement.

The undersigned acknowledges and agrees that it shall be bound by, and subject to, all of the restrictions, covenants, terms and conditions of the Voting Agreement as though an original “Stockholder” party thereto with respect to the Subject Shares [Transferred to it][owned in a joint account with Stockholder].

The address and e-mail address to which notices may be sent to the undersigned are as follows:

[Stockholder]

[Address]

[City, State ZIP]

Attn: [•]

Email: [•]

Date: [•]

[Name]

[Exhibit A to Voting and Support Agreement]

Exhibit 10.2

EXECUTION COPY

SUBSCRIPTION AGREEMENT

BY AND AMONG

AADI BIOSCIENCE, INC.,

AND

THE PURCHASERS

DECEMBER 19, 2024

TABLE OF CONTENTS

1. Definitions	2

2. Subscription	6
2.1 Purchase and Sale	6
2.2 Closing	6

3. Representations and Warranties of the Company	7
3.1 Organization and Power	7
3.2 Capitalization	7
3.3 Registration Rights	8
3.4 Authorization	8
3.5 Valid Issuance	8
3.6 No Conflict	9
3.7 Consents	9
3.8 SEC Filings; Financial Statements	9
3.9 Absence of Changes	10
3.10 Absence of Litigation	10
3.11 Compliance with Law; Permits	10
3.12 Intellectual Property	11
3.13 Employee Benefits	12
3.14 Taxes	12
3.15 Environmental Laws	13
3.16 Title	13
3.17 Insurance	13
3.18 Nasdaq Stock Market	14
3.19 Sarbanes-Oxley Act	14
3.20 Regulatory	14
3.21 Accounting Controls and Disclosure Controls and Procedures	15
3.22 Price Stabilization of Common Stock	16
3.23 Investment Company Act	16
3.24 General Solicitation; No Integration or Aggregation	16
3.25 Brokers and Finders	16
3.26 Reliance by the Purchasers	16
3.27 No Disqualification Events	16
3.28 No Additional Agreements	16
3.29 Anti-Bribery and Anti-Money Laundering Laws	17
3.30 Company IT Systems; Cybersecurity	17
3.32 Transactions with Affiliates and Employees	17
3.33 No Other Representations or Warranties	18

4. Representations and Warranties of Each Purchaser	18
4.1 Organization	18
4.2 Authorization	18
4.3 No Conflict	18
4.4 Consents	19

i

4.5 Residency	19
4.6 Brokers and Finders	19
4.7 Investment Representations and Warranties	19
4.8 Intent	19
4.9 Investment Experience; Ability to Protect Its Own Interests and Bear Economic Risks	20
4.10 Tax Advisors	20
4.11 Securities Not Registered; Legends	20
4.12 Placement Agent	21
4.13 Reliance by the Company	22
4.14 No General Solicitation	22
4.15 No Reliance	22
4.16 Access to Information	22
4.17 Certain Trading Activities	23
4.18 Disqualification Event	23
4.19 Defense Production Act Compliance	23
4.20 Acknowledgments Regarding Placement Agent	24

5. Covenants	24
5.1 Further Assurances	24
5.2 Listing	25
5.3 Disclosure of Transactions	25
5.4 Integration	25
5.5 Pledge of Securities	25
5.6 Subsequent Equity Sales	26
5.7 Reservation of Common Stock	26
5.8 Use of Proceeds	26
5.9 Removal of Legends	26
5.10 Indemnification	27
5.11 Lock-Up Agreements	28

6. Conditions of Closing	28
6.1 Conditions to the Obligation of the Purchasers	28
6.2 Conditions to the Obligation of the Company	30

7. Termination	31
7.1 Conditions of Termination	31

8. Miscellaneous Provisions	31
8.1 Public Statements or Releases; Use of Name and Logo	31
8.2 Interpretation	31
8.3 Notices	32
8.4 Severability	33
8.5 Governing Law; Submission to Jurisdiction; Venue; Waiver of Trial by Jury	33
8.6 Waiver	34
8.7 Expenses	34
8.8 Assignment	34

ii

8.9 Confidential Information	34
8.10 Third Parties	35
8.11 Independent Nature of Purchasers’ Obligations and Right	35
8.12 Counterparts	35
8.13 Entire Agreement; Amendments	36
8.14 Survival	36
8.15 Mutual Drafting	36
8.16 Additional Matters	36
8.17 Reliance by and Exculpation of Jefferies as Placement Agent	36

Exhibits

iii

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is dated as of December 19, 2024, by and among Aadi Bioscience, Inc., a Delaware corporation (the “Company”), and the persons listed on EXHIBIT A attached to this Agreement (each, a “Purchaser” and together, the “Purchasers”).

WHEREAS, the Company desires to issue and sell to the Purchasers, and each Purchaser desires to purchase from the Company, severally and not jointly, upon the terms and subject to the conditions stated in this Agreement, shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and/or pre-funded warrants to purchase Common Stock in the form attached hereto as EXHIBIT B (the “Pre-Funded Warrants”);

WHEREAS, concurrently with the execution of this Agreement, the Company has entered into an Intellectual Property License Agreement with WuXi Biologics (Shanghai FX) Co., Ltd., a corporation organized and existing under the laws of China (“WuXi Biologics,” and such license agreement, the “License Agreement”), pursuant to which the Company desires to obtain an exclusive license to certain patents, know-how and other intellectual property controlled by WuXi Biologics relating to certain pre-clinical stage development programs focused on antibody drug conjugates;

WHEREAS, the proceeds from the sale of the Shares (as defined below) and the Pre-Funded Warrants are anticipated to be used, in part, to fund certain upfront payments due to WuXi Biologics under the License Agreement;

WHEREAS, stockholder approval, at a meeting of stockholders of the Company, of the issuance of the Securities (as defined below) pursuant to this Agreement is required in accordance with Nasdaq Listing Rule 5635(a) and, as applicable, (b) and/or (d) (as defined below) (such approval, the “Required Stockholder Approval”);

WHEREAS, the Closing (as defined below) is contingent upon, among other things, the Company’s receipt of the Required Stockholder Approval;

WHEREAS, contemporaneously with the sale of the Shares and the Pre-Funded Warrants, the parties hereto will execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT C, pursuant to which the Company will agree to provide certain registration rights in respect of the Shares and the Warrant Shares (as defined below) under the Securities Act and applicable state securities laws;

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act; and

WHEREAS, Jefferies LLC (“Jefferies”) has been engaged as placement agent for the offering of the Shares and Pre-Funded Warrants on a “best efforts” basis.

NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the Company and each Purchaser, severally and not jointly, agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“2024 SEC Reports” shall mean (a) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and (b) any Quarterly Reports on Form 10-Q or any Current Reports on Form 8-K filed or furnished (as applicable) by the Company after December 31, 2023, together in each case with any documents incorporated by reference therein or exhibits thereto.

“Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly through one or more intermediates, controls, is controlled by or is under common control with such Person.

“Agreement” has the meaning set forth in the recitals hereof.

“Amended and Restated Bylaws” shall mean the Bylaws of the Company, as currently in effect.

“Amended and Restated Certificate of Incorporation” shall mean the Certificate of Incorporation of the Company, as currently in effect.

“Benefit Plan” or “Benefit Plans” shall mean employee benefit plans as defined in Section 3(3) of ERISA and all other employee benefit practices or arrangements, including, without limitation, any such practices or arrangements providing severance pay, sick leave, vacation pay, salary continuation for disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options or other stock-based compensation, hospitalization insurance, medical insurance, life insurance, scholarships or tuition reimbursements, maintained by the Company or to which the Company is obligated to contribute for employees or former employees.

“Board of Directors” means the board of directors of the Company.

“Closing” has the meaning set forth in Section 2.2 hereof.

“Closing Date” has the meaning set forth in Section 2.2 hereof.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the recitals hereof.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” has the meaning set forth in the recitals hereof.

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“Company IT Systems” has the meaning set forth in Section 3.30 hereof.

“Company Products” has the meaning set forth in Section 3.20(c) hereof.

“Company Regulatory Permits” has the meaning set forth in Section 3.20(c) hereof. “Control” (including the terms “controlling” “controlled by” and “under common control with”) with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Covered Person” has the meaning set forth in Section 3.27 hereof.

“Disclosure Document” has the meaning set forth in Section 5.3 hereof.

“Disqualification Event” has the meaning set forth in Section 3.27 hereof.

“Drug Regulatory Agency” shall mean the FDA or other comparable governmental authority responsible for regulation of the research, development, testing, manufacturing, processing, storage, labeling, sale, marketing, advertising, distribution and importation or exportation of drug products and drug product candidates.

“Environmental Laws” has the meaning set forth in Section 3.15 hereof.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

“Financial Statements” has the meaning set forth in Section 3.8(b) hereof.

“GAAP” has the meaning set forth in Section 3.8(b) hereof.

“Governmental Authorizations” has the meaning set forth in Section 3.11 hereof.

“Health Care Laws” means (a) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.) (“FDCA”) and Public Health Service Act (42 U.S.C. § 201 et seq.) and any other similar applicable law administered by the U.S. Food and Drug Administration (“FDA”) or other comparable governmental authority responsible for regulation of the development, clinical testing, manufacturing, sale, marketing, distribution and importation or exportation of drug and biopharmaceutical products of similar nature to those developed by the Company and their implementing regulations; (b) Good Clinical Practice, regulations for studies that are submitted to regulatory authorities to support product approval; and (c) laws regulating the use or disclosure of personal data collected in the conduct of clinical trials, including Protected Health Information as defined under the Health Insurance Portability and Accountability Act of 1996 as amended at 45 CFR 164.103.

“Intellectual Property” has the meaning set forth in Section 3.12(a) hereof.

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“Material Adverse Effect” shall mean any change, event, circumstance, development, condition, occurrence or effect that, individually or in the aggregate, (a) was, is, or would reasonably be expected to be, materially adverse to the business, financial condition, prospects, assets, liabilities, stockholders’ equity or results of operations of the Company and its subsidiary, taken as a whole, or (b) materially delays or materially impairs the ability of the Company to comply, or prevents the Company from complying, with its obligations under this Agreement or with respect to the Closing or would reasonably be expected to do so; provided, however, that none of the following will be deemed in themselves, either alone or in combination, to constitute, and that none of the following will be taken into account in determining whether there has been or will be, a Material Adverse Effect under subclause (a) of this definition:

(i) any change generally affecting the economy, financial markets or political, economic or regulatory conditions in the United States or any other geographic region in which the Company conducts business, provided that the Company is not disproportionately affected thereby;

(ii) general financial, credit or capital market conditions, including interest rates or exchange rates, or any changes therein, provided that the Company is not disproportionately affected thereby;

(iii) any change that generally affects industries in which the Company and its subsidiary conduct business, provided that the Company is not disproportionately affected thereby;

(iv) changes in laws after the date hereof, provided that the Company is not disproportionately affected thereby;

(v) changes or proposed changes in GAAP after the date of this Agreement, provided that the Company is not disproportionately affected thereby; and

(vi) in and of itself, any failure by the Company to meet any published or internally prepared estimates of revenues, expenses, earnings or other economic performance for any period ending on or after the date of this Agreement (it being understood that the facts and circumstances giving rise to such failure may be deemed to constitute, and may be taken into account in determining whether there has been, a Material Adverse Effect to the extent that such facts and circumstances are not otherwise described in clauses (i)-(v) of the definition).

“National Exchange” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question, together with any successor thereto: the NYSE American, The New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market and the Nasdaq Capital Market.

“Patents” has the meaning set forth in Section 3.12(a) hereof.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.

“Placement Agent” means Jefferies.

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“Pre-Funded Warrants” has the meaning set forth in the recitals hereof.

“Purchaser” and “Purchasers” have the meanings set forth in the recitals hereof.

“Purchaser Adverse Effect” has the meaning set forth in Section 4.3 hereof.

“Registration Rights Agreement” has the meaning set forth in Section 6.1(j) hereof.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” has the meaning set forth in the recitals hereof.

“SEC Reports” has the meaning set forth in Section 3.8(a) hereof.

“Securities” means the Shares, the Pre-Funded Warrants and the Warrant Shares.

“Securities Act” has the meaning set forth in the recitals hereof.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement, but excluding the Warrant Shares.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or non-U.S. regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means the aggregate amount to be paid for the Shares and Pre-Funded Warrants purchased hereunder as indicated under the heading “Subscription Amount” on EXHIBIT A.

“Tax Returns” shall mean returns, reports, information statements and other documentation (including any additional or supporting material) filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax and shall include any amended returns required as a result of examination adjustments made by the Internal Revenue Service or other Tax authority.

“Tax” or “Taxes” shall mean (a) any and all federal, state, local, non-U.S. and other taxes, levies, fees, imposts, duties and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), whether or not imposed on the Company, including, without limitation, taxes imposed on, or measured by, income, franchise, profits or gross receipts, and also ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers’ compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes and customs duties, and (b) any liability for any amounts of the type described in clause (a) of another Person as a transferee or successor, by contract (including any Tax Sharing Agreement), under Treasury Regulations Section 1.1502-6 or analogous state, local or non-U.S. law, as a result of being a party or as a result of any express or implied obligation to indemnify any other Person, or otherwise, in each case, whether disputed or not.

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“Tax Sharing Agreement” means any Tax allocation agreement, Tax indemnification agreement, Tax sharing agreement or similar contract or arrangement, whether or not written.

“Transaction Agreements” shall mean this Agreement, the Registration Rights Agreement and the Pre-Funded Warrants.

“Transfer Agent” shall mean, with respect to the Common Stock, Equiniti Trust Company, LLC, or such other financial institution that provides transfer agent services as proposed by the Company and consented to by the Purchasers, which consent shall not be unreasonably withheld.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants.

“Willful Breach” has the meaning set forth in Section 7.1 hereof.

2. Subscription.

2.1 Purchase and Sale. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $100 million of Shares and/or Pre-Funded Warrants. The purchase price per share of Common Stock shall be $2.40 per share. Each Purchaser who so elects to purchase Pre-Funded Warrants in lieu of Shares shall deliver to the Company at least three business days prior to the Closing Date a calculation of the number of Pre-Funded Warrants to be delivered in lieu of Shares, and EXHIBIT A shall be amended accordingly and distributed to all Purchasers at least one business day prior to the Closing Date. Subject to and upon the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company, (a) that number of Shares equal to the dollar amount set forth opposite such Purchaser’s name on EXHIBIT A under the heading “Aggregate Purchase Price” and/or (b) a Pre-Funded Warrant to purchase the number of Warrant Shares set forth opposite such purchasers name as indicated on EXHIBIT A under the heading “Warrant Shares”, if any, at a purchase price equal to $2.3999 and an exercise price equal to $0.0001 per Warrant Share.

2.2 Closing. Subject to the satisfaction or waiver of the conditions set forth in Section 6 of this Agreement, the closing of the purchase and sale of the Securities (the “Closing”) shall occur on a date that is no later than five business days from the date on which the Required Stockholder Approval is obtained, unless otherwise agreed between the Company and Jefferies, and the Purchasers shall be notified of such date at least five business days in advance by Jefferies (the “Closing Date”). The Closing shall occur remotely via the exchange of documents and signatures on the Closing Date. At the Closing, the Securities shall be issued and registered in the

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name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of Shares to be purchased by such Purchaser at such Closing, as set forth in EXHIBIT A, and, if applicable, a Pre-Funded Warrant, in each case against payment to the Company of the purchase price therefor in full by wire transfer to the Company of immediately available funds, at or prior to the Closing, in accordance with wire instructions provided by the Company to the Purchasers at least one business day prior to the Closing, to an account to be designated by the Company (which shall not be an escrow account). On the Closing Date, the Company will issue the Shares in book-entry form, free and clear of all restrictive and other legends (except as expressly provided in Section 4.11 hereof) and shall provide evidence of such issuance from the Transfer Agent as of the Closing Date to each Purchaser. For each Purchaser of Pre-Funded Warrants pursuant to Section 2.1 the Company shall deliver a Pre-Funded Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to the portion of the Purchaser’s Subscription Amount applicable to Pre-Funded Warrants divided by $2.40, with an exercise price equal to $0.0001 per Warrant Share, subject to adjustment as provided therein. The failure of the Closing to occur on the Closing Date shall not terminate this Agreement or otherwise relieve any party of any of its obligations hereunder, unless the Agreement has otherwise been terminated in accordance with its terms.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Purchasers and the Placement Agent that the statements contained in this Section 3 are true and correct as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date):

3.1 Organization and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where such failure to be in good standing or to have such power and authority or to so qualify would not reasonably be expected to have a Material Adverse Effect. As of the date hereof, the Company has one subsidiary: Aadi Subsidiary, Inc., a Delaware corporation. The Company’s subsidiary is duly incorporated and validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to carry on their business as now conducted and to own or lease its properties. The Company’s subsidiary is duly qualified to do business as foreign corporations and is in good standing in each jurisdiction in which such qualification is required unless the failure to so qualify has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.2 Capitalization. The authorized capital stock of the Company consists of 300,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.0001 per share. The Company’s disclosure of its issued and outstanding capital stock in the 2024 SEC Reports containing such disclosure was accurate in all material respects as of the date indicated in such 2024 SEC Reports. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable, and outstanding warrants have been issued in material compliance with all applicable securities laws. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive or

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other similar rights of any securityholder of the Company which have not been waived. Neither the execution of this Agreement nor the issuance of the Shares or Pre-Funded Warrants will result in the triggering of any anti-dilution or other similar rights (including a rights distribution under any “poison pill” plan or similar arrangement). Other than the Common Stock, there are no other shares of any other class or series of capital stock of the Company issued or outstanding.

3.3 Registration Rights. Except as set forth in the Transaction Agreements or as disclosed in the 2024 SEC Reports, the Company is presently not under any obligation, and has not granted any rights, to register under the Securities Act any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued that have not expired or been satisfied.

3.4 Authorization. The Company has all requisite corporate power and authority to enter into the Transaction Agreements and to carry out and perform its obligations under the terms of the Transaction Agreements. Subject to receipt of the Required Stockholder Approval, all corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of the Securities, the authorization, execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated herein has been taken. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each Purchaser (and that this Agreement constitutes the legal, valid and binding agreement of each Purchaser), this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon their respective execution by the Company and the other parties thereto and assuming that they constitute legal, valid and binding agreements of the other parties thereto, the Registration Rights Agreement will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.5 Valid Issuance. Subject to receipt of the Required Stockholder Approval, the Shares and Pre-Funded Warrants being purchased by the Purchasers hereunder, upon issuance pursuant to the terms hereof, against full payment therefor in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable and will be issued free and clear of any liens or other restrictions (other than those under applicable state and federal securities laws). The Warrant Shares have been duly and validly authorized and reserved for issuance and, upon exercise of the Pre-Funded Warrants, in accordance with their terms, including the payment of any exercise price therefor, will be validly issued, fully paid and nonassessable. Subject to the accuracy of the representations and warranties made by the Purchasers in Section 4 hereof, the offer and sale of the Securities to the Purchasers is and will be in compliance with applicable exemptions from (i) the registration and prospectus delivery requirements of the Securities Act and (ii) the registration and qualification requirements of applicable securities laws of the states of the United States. The Company satisfies the registrant requirements for the use of a registration statement on Form S-3 to register the Shares and the Warrant Shares for resale by the Purchasers under the Securities Act.

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3.6 No Conflict. The execution, delivery and performance of the Transaction Agreements by the Company, the issuance of the Shares and Pre-Funded Warrants, the reservation for issuance and issuance of the Warrant Shares and the consummation of the other transactions contemplated hereby will not (i) violate any provision of the Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company, (ii) conflict with or result in a violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a benefit under any agreement or instrument, credit facility, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or its properties or assets, or (iii) subject to the receipt of the Required Stockholder Approval, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company is bound or affected, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

3.7 Consents. Assuming the accuracy of the representations and warranties of the Purchasers, no consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein, other than (a) the Required Stockholder Approval, (b) filings that have been or will be obtained or made under the Securities Act or the Exchange Act, (c) the filing of any requisite notices and/or application(s) to the National Exchange for the issuance and sale of the Securities and the listing of the Shares and the Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, including with respect to the Required Stockholder Approval, (d) filings required to consummate the transactions contemplated by the Transaction Agreements or (e) filings that may be required under the securities, or blue sky, laws of any state jurisdiction in connection with the offer and sale of the Securities by the Company in the manner contemplated herein or such that the failure of which to obtain would not have a Material Adverse Effect.

3.8 SEC Filings; Financial Statements.

(a) The Company has filed or furnished, as applicable, all forms, statements, certifications, reports and documents required to be filed or furnished by it with the SEC under the Exchange Act or the Securities Act for the year preceding the date hereof (the “SEC Reports”). As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) and, as of the time they were filed, none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As used in this Section 3.8, the term “file” and variations thereof shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

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(b) The financial statements of the Company included in the SEC Reports (collectively, the “Financial Statements”) fairly present in all material respects the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified, all in accordance with United States generally accepted accounting principles (“GAAP”) (except as otherwise noted therein, and in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments) applied on a consistent basis unless otherwise noted therein throughout the periods therein specified. Except as set forth in the Financial Statements filed prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.

3.9 Absence of Changes. Except as otherwise stated or disclosed in the 2024 SEC Reports filed at least one business day prior to the date hereof, between December 31, 2023 and the date of this Agreement, (a) the Company has conducted its business only in the ordinary course of business (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto) and (b) there has not been any Material Adverse Effect.

3.10 Absence of Litigation. Except as disclosed in the 2024 SEC Reports, there is no action, suit, proceeding, arbitration, claim, investigation or inquiry pending or, to the Company’s knowledge, threatened in writing by or before any governmental body against the Company which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, nor are there any orders, writs, injunctions, judgments or decrees outstanding of any court or government agency or instrumentality and binding upon the Company that have had or would reasonably be expected to have a Material Adverse Effect. Neither the Company, nor to the knowledge of the Company, any director or officer thereof, is, or within the last ten years has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws relating to the Company or a claim of breach of fiduciary duty relating to the Company.

3.11 Compliance with Law; Permits. The Company is not in violation of, and has not received any notices of violations with respect to, any laws, statutes, ordinances, rules or regulations of any governmental body, court or government agency or instrumentality, except for violations which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. The Company has all required licenses, permits, certificates and other authorizations (collectively, “Governmental Authorizations”) from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to possess currently such Governmental Authorizations has not had and is not reasonably expected to have a Material Adverse Effect. The Company has not received any written notice regarding any revocation or material modification of any such Governmental Authorization, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, has or would reasonably be expected to result in a Material Adverse Effect.

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3.12 Intellectual Property.

(a) “Intellectual Property” means (a) United States, foreign and international patents, patent applications, including all provisionals, nonprovisionals, substitutions, divisionals, continuations, continuations-in-part, reissues, extensions, supplementary protection certificates, reexaminations, term extensions, certificates of invention and the equivalents of any of the foregoing, statutory invention registrations, invention disclosures and inventions (collectively, “Patents”), (b) trademarks, service marks, trade names, domain names, corporate names, brand names, URLs, trade dress, logos and other source identifiers, including registrations and applications for registration thereof, (c) copyrights, including registrations and applications for registration thereof, (d) software, including all source code, object code and related documentation, formulae, trade secrets, know-how, confidential information and other proprietary rights and intellectual property, whether patentable or not, and (e) all United States and foreign rights arising under or associated with any of the foregoing used, sold, licensed or otherwise exploited in the operation of its business as presently conducted or reasonably expected to be conducted.

(b) To its knowledge, the Company solely and exclusively owns or has obtained valid and enforceable licenses for, free and clear of all liens or encumbrances, all U.S. Intellectual Property necessary for its business as now conducted and, subject to the effectiveness of the licenses set forth in the License Agreement, currently proposed to be conducted in the future as described in the 2024 SEC Reports, and, to the knowledge of the Company, the conduct of its current and proposed business does not infringe or misappropriate, in any material respect, any U.S. Intellectual Property of any third party. The Company has not received any communications (in each case that has not been resolved) of any alleged infringement, misappropriation or breach of any Intellectual Property rights of others.

(c) To the Company’s knowledge, there are no orders, settlement agreements or stipulations to which the Company is a party or by which the Company is bound that restricts the Company’s rights to use any Intellectual Property in the operation of the business as currently conducted.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Intellectual Property necessary for its business as now conducted and currently proposed to be conducted in the future, as described in the 2024 SEC Reports, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (B) challenging the validity, enforceability or scope of any Intellectual Property necessary for its business as now conducted and currently proposed to be conducted in the future, as described in the 2024 SEC Reports, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim.

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(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company has complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company as described in the 2024 SEC Reports, and all such agreements are in full force and effect.

(f) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company has taken reasonable and customary actions to protect its rights in, and to prevent the unauthorized use and disclosure of, material trade secrets and confidential business information (including confidential ideas, research and development information, know-how, formulas, compositions, technical data, designs, drawings, specifications, research records, records of inventions, test information, financial, marketing and business data, supplier lists and information, and business plans) owned by the Company, and, to the knowledge of the Company, there has been no unauthorized use or disclosure of such material trade secrets and confidential business information.

3.13 Employee Benefits. Except as would not be reasonably likely to result in a Material Adverse Effect, each Benefit Plan has been established and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code, the Patient Protection and Affordable Care Act of 2010, as amended, and other applicable laws, rules and regulations. The Company is in compliance with all applicable federal, state and local laws, rules and regulations regarding employment, except for any failures to comply that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. There is no labor dispute, strike or work stoppage against the Company pending or, to the knowledge of the Company, threatened which may interfere with the business activities of the Company, except where such dispute, strike or work stoppage is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

3.14 Taxes. The Company has filed all federal income Tax Returns and other material Tax Returns required to have been filed under applicable law (or extensions have been duly obtained), and all such Tax Returns are true, complete and correct in all material respects. The Company has paid all Taxes required to have been paid by it (whether or not shown due on any Tax Return). The Company has complied in all material respects with all applicable laws relating to the payment and withholding of Taxes. The Company is not a party to any Tax Sharing Agreement. There are no Liens on any of the assets of the Company with respect to Taxes. No assessment on Taxes is pending, proposed, in progress, or threatened against the Company. All Tax deficiencies which have been proposed, asserted or assessed against the Company have been fully paid or finally settled. The Company has not received a notice of a claim by any Tax authority in any jurisdiction where the Company does not file tax returns that the Company is or may be subject to taxation by, or required to file tax returns with, that jurisdiction, and, to the knowledge of the Company, there is no basis for any such claim to be made. The Company has not constituted a “distributing corporation” or a “controlled corporation” under Section 355 of the Code. The Company is not, nor has it ever been, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code. The Company has not been included in an affiliated group (as defined in Section 1504 of the Code or any similar group under a corresponding or similar provision of state, local, or non-U.S. law) and is not liable for the Taxes of any other Person (i) under Treasury Regulations Section 1.1502-6 (or any corresponding or similar provision of state, local or non-U.S. law), or (ii) as a transferee or successor, by assumption or operation of law,

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or by Contract or otherwise. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or reassessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

3.15 Environmental Laws. The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits and other Governmental Authorizations required under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has not received since January 1, 2022, any written notice or other communication (in writing or otherwise), whether from a governmental authority or other Person, that alleges that the Company is not in compliance with any Environmental Law and, to the knowledge of the Company, there are no circumstances that may prevent or interfere with the Company’s compliance in any material respects with any Environmental Law in the future, except where such failure to comply would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company: (i) no current or (during the time a prior property was leased or controlled by the Company) prior property leased or controlled by the Company has received since January 1, 2022, any written notice or other communication relating to property owned or leased at any time by the Company, whether from a governmental authority, or other Person, that alleges that such current or prior owner or the Company is not in compliance with or violated any Environmental Law relating to such property and (ii) the Company has no material liability under any Environmental Law.

3.16 Title. Each of the Company and its subsidiary has good and marketable title to all personal property owned by it that is material to the business of the Company, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its subsidiary, as the case may be. Any real property and buildings held under lease by the Company or its subsidiary is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or its subsidiary, as the case may be. The Company does not own any real property.

3.17 Insurance. The Company carries or is entitled to the benefits of insurance in such amounts and covering such risks that is customary for comparably situated companies and is adequate for the conduct of its business and the value of its properties and assets, and each of such insurance policies is in full force and effect and the Company is in compliance in all material respects with the terms thereof. Other than customary end of policy notifications from insurance carriers, since January 1, 2022, the Company has not received any notice or other communication regarding any actual or possible: (i) cancellation or invalidation of any insurance policy or (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy.

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3.18 Nasdaq Stock Market. The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol “AADI”. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the SEC, respectively, to prohibit or terminate the listing of the Common Stock on the Nasdaq Capital Market or to deregister the Common Stock under the Exchange Act. The Company has taken no action that is designed to terminate the registration of the Common Stock under the Exchange Act.

3.19 Sarbanes-Oxley Act. The Company is, and since January 1, 2022 has been, in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder.

3.20 Regulatory.

(a) To the knowledge of the Company, the Company has operated its business and currently is in compliance in all material respects with all applicable Health Care Laws.

(b) There are no legal proceedings pending or, to the knowledge of the Company, threatened with respect to an alleged material violation by the Company of any Health Care Laws including FDA regulations adopted thereunder, or any other similar law promulgated by a Drug Regulatory Agency.

(c) The Company holds all required Governmental Authorizations issuable by any Drug Regulatory Agency necessary for the conduct of the business of the Company as currently conducted, and, as applicable, the development, testing, manufacturing, processing, storage, labeling, sale, marketing, advertising, distribution and importation or exportation, as currently conducted, of any of its products or product candidates (the “Company Products”) (the “Company Regulatory Permits”) and no such Company Regulatory Permit has been (i) revoked, withdrawn, suspended, cancelled or terminated or (ii) modified in any adverse manner other than immaterial adverse modifications. The Company has timely maintained and is in compliance in all material respects with the Company Regulatory Permits and the Company has not, since January 1, 2022, received any written notice or other written communication from any Drug Regulatory Agency regarding (A) any material violation of or failure to comply materially with any term or requirement of any Company Regulatory Permit or (B) any revocation, withdrawal, suspension, cancellation, termination or material modification of any Company Regulatory Permit.

(d) To the best of the Company’s knowledge, all the operations of the Company and all the manufacturing facilities and operations of the Company’s suppliers of products and product candidates and the components thereof manufactured in or imported into the United States are in material compliance with applicable FDA regulations, including current Good Manufacturing Practices, and meet sanitation standards set by the FDCA.

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(e) No Person involved in development of any data included in the Company’s regulatory filings has been convicted of (or investigated for) any crime or engaged in conduct reasonably expected to result in exclusion under 42 U.S.C. Section 1302a-7 or any similar state law or regulation. None of the Company, and to the knowledge of the Company, any contract manufacturer with respect to any Company Product, or any of their respective officers, employees or agents has been convicted of any crime or engaged in any conduct that could result in a material debarment or exclusion (i) under 21 U.S.C. Section 335a or (ii) any similar applicable law.

(f) All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, the Company or in which the Company or its respective product candidates, including the Company Products, have participated that are described in the 2024 SEC Reports or the results of which are referred to in the 2024 SEC Reports, were and, if still pending, are being conducted in compliance in all material respects with the applicable regulations of the Drug Regulatory Agencies and other applicable Health Care Laws, including, without limitation, 21 C.F.R. Parts 50, 54, 56, 58 and 312.

(g) Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, no manufacturing site owned by the Company, and to the knowledge of the Company, no manufacturing site of a contract manufacturer where any Company Products are currently manufactured, (i) is subject to a Drug Regulatory Agency shutdown or import or export prohibition or (ii) has received any Form FDA 483, notice of violation, warning letter, untitled letter, or similar correspondence or notice from the FDA or other governmental authority alleging or asserting noncompliance with any applicable law, in each case, that have not been complied with or closed to the satisfaction of the relevant governmental authority, and, to the knowledge of the Company, neither the FDA nor any other governmental authority is considering such action.

(h) The Company has conducted an assessment and determined that the Company does not (a) produce, design, test, manufacture, fabricate, or develop “critical technologies” as that term is defined in 31 C.F.R. § 800.215; (b) perform the functions as set forth in column 2 of Appendix A to 31 C.F.R. part 800 with respect to covered investment “critical infrastructure”; or (c) to the Company’s knowledge, maintain or collect, directly or indirectly, “sensitive personal data” as that term is defined in 31 C.F.R. § 800.241”).

3.21 Accounting Controls and Disclosure Controls and Procedures. The Company maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance (i) that the Company maintains records that in reasonable detail accurately and fairly reflect the Company’s transactions and dispositions of assets, (ii) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (iii) that receipts and expenditures are made only in accordance with authorizations of management and the Board of Directors and (iv) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements. Since December 31, 2023, the Company has not identified any material weaknesses in the design or operation of the Company’s internal control over financial reporting, and there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially effect, the Company’s internal control over financial reporting. The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to provide reasonable assurance that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

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3.22 Price Stabilization of Common Stock. The Company has not taken, nor will it take, directly or indirectly, any action designed to stabilize or manipulate the price of the Common Stock to facilitate the sale or resale of the Securities.

3.23 Investment Company Act. The Company is not, and immediately after receipt of payment for the Common Stock will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

3.24 General Solicitation; No Integration or Aggregation. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of Securities pursuant to this Agreement. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be (i) integrated with the Securities sold pursuant to this Agreement for purposes of the Securities Act or (ii) aggregated with prior offerings by the Company for the purposes of the rules and regulations of the Nasdaq Capital Market.

3.25 Brokers and Finders. Other than the Placement Agent, neither the Company nor any other Person authorized by the Company to act on its behalf has retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

3.26 Reliance by the Purchasers. The Company acknowledges that each of the Purchasers will rely upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Company set forth herein.

3.27 No Disqualification Events. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the knowledge of the Company, any Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1). Other than the Placement Agent, the Company is not aware of any Person (other than any Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities pursuant to this Agreement.

3.28 No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Agreements other than as specified in the Transaction Agreements.

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3.29 Anti-Bribery and Anti-Money Laundering Laws. Each of the Company, its subsidiary and any of their respective officers, directors, supervisors, managers, agents, or employees are and have at all times been in compliance with and its participation in the offering will not violate: (A) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope or (B) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

3.30 Company IT Systems; Cybersecurity. The Company and its subsidiary own or have a valid right to access and use all computer systems, networks, hardware, software, databases, websites, and equipment used to process, store, maintain and operate data, information, and functions used in connection with the business of the Company and its subsidiary (the “Company IT Systems”), except as would not, individually or in the aggregate, have a Material Adverse Effect. The Company IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its subsidiary as currently conducted, except as would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its subsidiary have implemented commercially reasonable backup, security and disaster recovery technology consistent in all material respects with applicable regulatory standards and customary industry practices. Except as would not reasonably be expected to have a Material Adverse Effect, (a) there has been no security breach or other compromise of or relating to the Company IT Systems; (b) the Company has not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any such security breach or other compromise of the Company IT Systems; (c) the Company and its subsidiary have implemented policies and procedures with respect to the Company IT Systems that are reasonably consistent with industry standards and practices, or as required by applicable regulatory standards; and (d) the Company and its subsidiary are presently in material compliance with all applicable laws or statutes, judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority and contractual obligations relating to the privacy and security of the Company IT Systems and to the protection of the Company IT Systems from unauthorized use, access, misappropriation or modification.

3.31 No Additional Agreements. The Company has no other agreements or understandings (including side letters) with any Purchaser or any other Person to purchase Common Stock or Pre-Funded Warrants on terms more favorable to such Purchaser than as set forth herein.

3.32 Transactions with Affiliates and Employees. Except for the transactions contemplated by the Transaction Agreements, no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the SEC Reports that is not so described.

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3.33 No Other Representations or Warranties. Except for the representations and warranties of the Company expressly set forth in this Section 3, with respect to the transactions contemplated by this Agreement, the Company (i) expressly disclaims any representations or warranties of any kind or nature, express or implied, including with respect to the condition, value or quality of the Company or any of the assets or properties of the Company, and (ii) specifically disclaims any representation or warranty of merchantability, usage, suitability or fitness for any particular purpose with respect to any of the assets or properties of the Company. Notwithstanding the foregoing, in making the decision to invest in the Securities, the Purchasers will rely, and the Company agrees that the Purchasers may rely, on the information that has been provided in writing to Purchasers by the Company or on behalf of the Company, including the SEC Reports.

4. Representations and Warranties of Each Purchaser. Each Purchaser, severally for itself and not jointly with any other Purchaser, represents and warrants to the Company and the Placement Agent that the statements contained in this Section 4 are true and correct as of the date hereof and the Closing Date:

4.1 Organization. Such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted.

4.2 Authorization. Such Purchaser has all requisite corporate or similar power and authority to enter into this Agreement and the other Transaction Agreements to which it will be a party and to carry out and perform its obligations hereunder and thereunder. All corporate, member or partnership action on the part of such Purchaser or its stockholders, members or partners necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Agreements to which it will be a party and the consummation of the other transactions contemplated herein has been taken. The signature of the Purchaser on this Agreement is genuine and the signatory to this Agreement, if the Purchaser is an individual, has the legal competence and capacity to execute the same or, if the Purchaser is not an individual, the signatory has been duly authorized to execute the same on behalf of the Purchaser. Assuming this Agreement constitutes the legal and binding agreement of the Company, this Agreement constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and/or similar laws relating to or affecting the rights of creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3 No Conflict. The execution, delivery and performance of the Transaction Agreements by such Purchaser, the purchase of the Securities in accordance with their terms and the consummation by such Purchaser of the other transactions contemplated hereby will not conflict with or result in any violation of, breach or default by such Purchaser (with or without notice or lapse of time, or both) under, conflict with, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a material benefit under (i) any provision of the organizational documents of such Purchaser, including,

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without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable or (ii) any agreement or instrument, undertaking, credit facility, franchise, license, judgment, order, ruling, statute, law, ordinance, rule or regulations, applicable to such Purchaser or its respective properties or assets, except, in the case of clause (ii), as would not, individually or in the aggregate, be reasonably expected to materially delay or hinder the ability of such Purchaser to perform its obligations under the Transaction Agreements (such delay or hindrance, a “Purchaser Adverse Effect”).

4.4 Consents. All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance of this Agreement, the issuance of the Securities and the consummation of the other transactions contemplated herein have been obtained or made, other than such consents, approvals, orders and authorizations the failure of which to make or obtain, individually or in the aggregate, would not reasonably be expected to have a Purchaser Adverse Effect.

4.5 Residency. Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on EXHIBIT A.

4.6 Brokers and Finders. Such Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement whose fees the Company would be required to pay.

4.7 Investment Representations and Warranties. Each Purchaser hereby represents and warrants that, it (i) as of the date hereof is, and on each date on which it exercises the Pre-Funded Warrants, will be, if an entity, is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act; or (ii) if an individual, is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the Securities Act and has such knowledge and experience in financial and business matters as to be able to protect such Purchaser’s own interests in connection with an investment in the Securities. Each Purchaser further represents and warrants that (x) such Purchaser is capable of evaluating the merits and risk of such investment, and (y) is an “institutional account” as defined by FINRA Rule 4512(c). Such Purchaser understands and agrees that the offering and sale of the Securities has not been registered under the Securities Act or any applicable state securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein.

4.8 Intent. Each Purchaser is purchasing the Shares and, if applicable, Pre-Funded Warrants, and, upon the exercise of the Pre-Funded Warrants, will acquire the Warrant Shares issuable upon exercise thereof, solely for investment purposes, for such Purchaser’s own account or the account of parent fund(s) that own the Purchaser, and not with a view towards, or for offer or sale in connection with, any distribution or dissemination thereof. Notwithstanding the foregoing, if such Purchaser is purchasing the Securities as a fiduciary or agent for one or more investor accounts, such Purchaser has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account. Each Purchaser has no present arrangement to sell the Securities to or through any person or entity. Each Purchaser understands that the Securities must be held indefinitely unless such Securities are resold pursuant to a registration statement under the Securities Act or an exemption from registration is available.

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4.9 Investment Experience; Ability to Protect Its Own Interests and Bear Economic Risks. Each Purchaser, or the Purchaser’s professional advisors, have such knowledge and experience in finance, securities, taxation, investments and other business matters as to be capable of evaluating the merits and risks of investments of the kind described in this Agreement, and the Purchaser has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as such Purchaser has considered necessary to make an informed investment decision. By reason of the business and financial experience of such Purchaser or such Purchaser’s professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), such Purchaser can protect such Purchaser’s own interests in connection with the transactions described in this Agreement. Each Purchaser acknowledges that such Purchaser (i) is a sophisticated investor, experienced in investing in private placements of equity securities and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (ii) has exercised independent judgment in evaluating its participation in the purchase of the Securities. Each Purchaser acknowledges that such Purchaser is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in the Company’s filings with the SEC. Alone, or together with any professional advisor(s), such Purchaser has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for the Purchaser. Each Purchaser is, at this time and in the foreseeable future, able to afford the loss of such Purchaser’s entire investment in the Securities and such Purchaser acknowledges specifically that a possibility of total loss exists.

4.10 Tax Advisors. Such Purchaser has had the opportunity to review with such Purchaser’s own tax advisors the federal, state and local tax consequences of its purchase of the Securities set forth opposite such Purchaser’s name on EXHIBIT A, where applicable, and the transactions contemplated by this Agreement. Such Purchaser acknowledges that Purchaser shall be responsible for any of such Purchaser’s tax liabilities that may arise as a result of the transactions contemplated by this Agreement, and that the Company and any of its agents have not provided any tax advice or any other representation or guarantee regarding the tax consequences of the transactions contemplated by the Agreement.

4.11 Securities Not Registered; Legends. Such Purchaser acknowledges and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, and such Purchaser understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held and may not be offered, resold, transferred, pledged or otherwise disposed of by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and in each case in accordance with any applicable securities laws of any state of the United States. Such Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions including, but not limited to, the

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time and manner of sale, the holding period and on requirements relating to the Company which are outside of such Purchaser’s control and which the Company may not be able to satisfy, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. Such Purchaser acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, transfer, pledge or disposition of any of the Securities. Such Purchaser acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

Each Purchaser understands that the Securities may bear one or more legends in substantially the following form and substance:

“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

In addition, stock certificates representing the Securities may contain a legend regarding affiliate status of the Purchaser, if applicable.

4.12 Placement Agent. Each Purchaser hereby acknowledges and agrees that (a) the Placement Agent is acting solely as placement agent in connection with the execution, delivery and performance of the Transaction Agreements and the issuance of the Securities to such Purchaser and neither the Placement Agent nor any of its affiliates has acted as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary or financial advisor for such Purchaser, the Company or any other person or entity in connection with the execution, delivery and performance of the Transaction Agreements and the issuance and purchase of the Securities, (b) the Placement Agent has not made and does not make any representation or warranty, whether express or implied, of any kind or character, or has not provided any advice or recommendation in connection with the execution, delivery and performance of the Transaction Agreements or with respect to the Securities, nor is such information or advice necessary or desired, (c) the Placement Agent will not have any responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the execution, delivery and performance of the Transaction Agreements, or the execution, legality, validity or enforceability (with respect to any person) thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company, and (d) the Placement Agent will not have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such Purchaser, the Company or any other person or entity), whether in contract, tort or otherwise, to such Purchaser, or to any person claiming through it, in respect of the execution, delivery and performance of the Transaction Agreements, except in each case for such party’s own gross negligence, willful misconduct or bad faith. No disclosure or offering document has been prepared by the Placement

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Agent or any of its affiliates in connection with the offer and sale of the Securities. Neither the Placement Agent nor any of its affiliates has made or makes any representation as to the quality or value of the Securities and the Placement Agent and any of its affiliates may have acquired non-public information with respect to the Company which Purchaser agrees need not be provided to it.

4.13 Reliance by the Company. Such Purchaser acknowledges that the Company will rely upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein.

4.14 No General Solicitation. The Purchaser acknowledges and agrees that the Purchaser is purchasing the Securities directly from the Company. Purchaser became aware of this offering of the Securities solely by means of direct contact from the Placement Agent or directly from the Company as a result of a pre-existing, substantive relationship with the Company or the Placement Agent, and/or their respective advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors), agents, control persons, representatives, affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons. The Securities were offered to Purchaser solely by direct contact between Purchaser and the Company, the Placement Agent and/or their respective representatives. Purchaser did not become aware of this offering of the Securities, nor were the Securities offered to Purchaser, by any other means, and none of the Company, the Placement Agent and/or their respective representatives acted as investment advisor, broker or dealer to Purchaser. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement, including any of the methods described in Section 502(c) of Regulation D under the Securities Act.

4.15 No Reliance. The Purchaser further acknowledges that there have not been and Purchaser hereby agrees that it is not relying on and has not relied on, any statements, representations, warranties, covenants or agreements made to the Purchaser by or on behalf of the Company, any of its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity (including the Placement Agent), expressly or by implication, other than the SEC Reports and those representations, warranties and covenants of the Company expressly set forth in this Agreement. Purchaser acknowledges that certain information provided by the Company was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

4.16 Access to Information. In making its decision to purchase the Securities, Purchaser has relied solely upon independent investigation made by Purchaser and upon the representations, warranties and covenants set forth herein. The Purchaser acknowledges and agrees that the Purchaser has received such information as the Purchaser deems necessary in order to make an investment decision with respect to the Securities, including, with respect to the Company. Without limiting the generality of the foregoing, each Purchaser acknowledges that

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such Purchaser has had the opportunity to review the 2024 SEC Reports filed prior to the date hereof. The Purchaser acknowledges and agrees that the Purchaser and the Purchaser’s professional advisor(s), if any, have had the opportunity to ask such questions, receive such answers and obtain such information as the Purchaser and such Purchaser’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities and that the Purchaser has independently made his, her or its own analysis and decision to invest in the Company.

4.17 Certain Trading Activities. Other than consummating the transactions contemplated hereby, the Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser was first contacted by the Company or any other Person regarding the transaction contemplated hereby and ending immediately prior to the date hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of the assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), other than to such Purchaser’s outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment, and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law. Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

4.18 Disqualification Event. To the extent the Purchaser is one of the covered persons identified in Rule 506(d)(1), the Purchaser represents that no disqualifying event described in Rule 506(d)(1)(i-viii) of the Securities Act (a “Disqualification Event”) is applicable to the Purchaser or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Purchaser hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Purchaser or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section, “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of the Purchaser’s securities for purposes of Rule 506(d) of the Securities Act.

4.19 Defense Production Act Compliance.

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(a) Except for any purchaser designated as a “Known Foreign Purchaser” on Exhibit A, below, each Purchaser is not and is not controlled by a “foreign person,” as defined in Section 721 of the Defense Production Act of 1950, as amended, including all implementing regulations thereof (the “DPA”), and each Purchaser does not permit any foreign person affiliated with the Purchaser, whether affiliated as a limited partner or otherwise, to obtain through the Purchaser as a result of that foreign person’s investment any of the following with respect to the Company: (i) access to any “material nonpublic technical information” (as defined in the DPA) in the possession of the Company; (ii) membership or observer rights on the Board of Directors or equivalent governing body of the Company or the right to nominate an individual to a position on the Board of Directors or equivalent governing body of the Company; (iii) any involvement, other than through the voting of shares, in the substantive decision-making of the Company regarding (x) the use, development, acquisition, or release of any “critical technology” (as defined in the DPA), (y) the use, development, acquisition, safekeeping, or release of “sensitive personal data” (as defined in the DPA) of U.S. citizens maintained or collected by the Company, or (z) the management, operation, manufacture, or supply of “covered investment critical infrastructure” (as defined in the DPA); or (iv) “control” of the Company (as defined in the DPA) ((i)-(iv) being the “DPA Triggering Rights”).

(b) Each Known Foreign Purchaser will not obtain any DPA Triggering Rights or 10% or more of the Company’s Common Stock, or permit any foreign person affiliated with such Purchaser to obtain any such rights as a result of that Purchaser’s investment.

4.20 Acknowledgments Regarding Placement Agent. Each Purchaser acknowledges that the Placement Agent is acting as a placement agent on a “best efforts” basis for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. Each Purchaser represents that such Purchaser was contacted regarding the sale of the Securities by the Placement Agent or the Company (or an authorized agent or representative thereof) with whom the Purchaser entered into a verbal or written confidentiality agreement. Each Purchaser represents that it is making this investment based on the results of its own due diligence investigation of the Company, and has not relied on any information or advice furnished by or on behalf of the Placement Agent in connection with the transactions contemplated hereby. Each Purchaser acknowledges that the Placement Agent has not made, and will not make, any representations and warranties with respect to the Company or the transactions contemplated hereby, and the Purchaser will not rely on any statements made by the Placement Agent, orally or in writing, to the contrary.

5. Covenants.

5.1 Further Assurances. Each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of this Agreement, subject to the terms and conditions hereof and compliance with applicable law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms hereof. The Purchaser acknowledges that the Company and the Placement Agent will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, the Purchaser agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 4 of this Agreement are no longer accurate.

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5.2 Listing. The Company shall cause the Shares and Warrant Shares to be listed on the Nasdaq Capital Market prior to or at the Closing and shall use its reasonable best efforts to maintain the listing of its Common Stock on the Nasdaq Capital Market.

5.3 Disclosure of Transactions. The Company shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date hereof, file with the SEC a Current Report on Form 8-K (the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby, by the other Transaction Agreements (and including as exhibits to such Current Report on Form 8-K the material Transaction Agreements (including, without limitation, this Agreement, the form-of Pre-Funded Warrant and the Registration Rights Agreement)). Upon the issuance of the Disclosure Document, to the knowledge of the Company, no Purchaser shall be in possession of any material, non-public information received from the Company or any of its officers, directors, or employees or agents, that is not disclosed in the Disclosure Document unless otherwise specifically agreed in writing by such Purchaser. Notwithstanding anything in this Agreement to the contrary, the Company shall not publicly disclose the name of any Purchaser or any of its affiliates or advisers, or include the name of any Purchaser or any of its affiliates or advisers in any press release or filing with the SEC (other than any registration statement contemplated by the Registration Rights Agreement) or any regulatory agency, without the prior written consent of such Purchaser, except (i) as required by the federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Agreements (including signature pages thereto) with the SEC or pursuant to other routine proceedings of regulatory authorities, or (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of the Nasdaq Capital Market, in which case the Company will provide the Purchaser with prior written notice (including by e-mail) of and an opportunity to review such disclosure under this clause (ii).

5.4 Integration. The Company has not sold, offered for sale or solicited offers to buy and shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any National Exchange such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

5.5 Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Purchaser; provided that any and all costs to effect the pledge of the Securities are borne by the pledgor and/or pledgee and not the Company. Notwithstanding the foregoing, any Purchaser that is subject to the Company’s Insider Trading Policy must comply with such policy as it may pertain to any pledges of Securities.

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5.6 Subsequent Equity Sales. From the date hereof until the Business Day immediately following the effective date of the registration statement filed pursuant to the Registration Rights Agreement, without the consent of Jefferies and the Purchasers of at least a majority in interest of the Securities then held by Purchasers, the Company shall not (a) issue shares of Common Stock or Common Stock Equivalents, or (b) file with the SEC a registration statement under the Securities Act relating to any shares of Common Stock or Common Stock Equivalents. Notwithstanding the foregoing, the provisions of this Section 5.6 shall not apply to (i) the issuance of the Securities hereunder, (ii) the transactions contemplated by the Registration Rights Agreement, (iii) the issuance of Common Stock upon the exercise of any options or warrants outstanding on the date hereof, (iv) the issuance of Common Stock or Common Stock Equivalents to employees, directors or consultants pursuant to (a) any stock option or equity incentive or employee stock purchase plan in effect on the date hereof, or (b) any compensation agreements, (v) the issuance of Common Stock in connection with acquisitions or strategic transactions, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (vi) the filing of a registration statement on Form S-8; provided that the aggregate number of shares of Common Stock issued in accordance with clause (v) of this Section 5.6 does not exceed 5% of the number of shares of Common Stock outstanding immediately after the issuance and sale of the Securities.

5.7 Reservation of Common Stock; Registration of Warrant Shares. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue all of the Warrant Shares upon conversion of any Pre-Funded Warrant. The Company shall, at all times while any Pre-Funded Warrants are outstanding, use its best efforts to maintain a registration statement covering the exercise of the Pre-Funded Warrants and the issue and sale of the Warrant Shares such that the Warrant Shares, when issued, will not be subject to resale restrictions under the Securities Act except to the extent that the Warrant Shares are owned by affiliates.

5.8 Use of Proceeds. The Company shall use the proceeds from the sale of the Securities (a) to fund certain upfront payments under the License Agreement and (b) for working capital and general corporate purposes.

5.9 Removal of Legends.

(a) In connection with any sale, assignment, transfer or other disposition of the Shares or Warrant Shares by a Purchaser pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable shares and upon compliance by the Purchaser with the requirements of this Agreement, if requested by the Purchaser by notice to the Company, the Company shall request the Transfer Agent to remove any restrictive legends related to the book entry account holding such shares and make a new,

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unlegended entry for such book entry shares sold or disposed of without restrictive legends within one (1) business day of any such request therefor from such Purchaser, provided that the Company has timely received from the Purchaser customary representations and other documentation reasonably acceptable to the Company in connection therewith. The Company shall be responsible for the fees of its Transfer Agent, its legal counsel and all DTC fees associated with such legend removal.

Subject to receipt from the Purchaser by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, upon the earliest of such time as the Shares or Warrant Shares (i) have been registered under the Securities Act pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144, or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision, the Company shall, in accordance with the provisions of this Section 5.9(b) and within one (1) business day of any request therefor from a Purchaser accompanied by such customary and reasonably acceptable documentation referred to above, (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry shares, and (B) cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act if required by the Transfer Agent to effect the removal of the legend in accordance with the provisions of this Agreement. Any shares subject to legend removal under this Section 5.9 may be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the DTC System as directed by such Purchaser. The Company shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.

5.10 Indemnification.

(a) The Company agrees to indemnify and hold harmless each Purchaser and its Affiliates, and their respective directors, officers, trustees, members, managers, employees, investment advisers and agents (collectively, the “Indemnified Persons”), from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented out-of-pocket attorney fees and disbursements and other documented out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such Person may become subject (i) as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Agreements or (ii) as a result of or arising out of any action, claim or proceeding, pending or threatened, against an Indemnified Person in any capacity by a stockholder of the Company (whether directly or in a derivative capacity) who is not an Affiliate of the Indemnified Person with respect to the transactions contemplated by the Transaction Agreements, and will reimburse any such Indemnified Person for all such amounts solely to the extent such amounts have been finally judicially determined not to have resulted from such Indemnified Person’s breach of its representations, warranties or covenants under this Agreement (if applicable) or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct, bad faith or malfeasance.

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(b) Any Indemnified Person entitled to indemnification hereunder shall (i) give prompt written notice to the Company of any claim with respect to which it seeks indemnification and (ii) permit the Company to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person; provided that any Indemnified Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (A) the Company has agreed in writing to pay such fees or expenses, (B) the Company shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Indemnified Person or (C) in the reasonable judgment of such Indemnified Person, based upon written advice of its outside legal counsel, a conflict of interest exists between such Indemnified Person and the Company with respect to such claims (in which case, if such Indemnified Person notifies the Company in writing that such Indemnified Person elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such claim on behalf of such Indemnified Person); and provided, further, that the failure of any Indemnified Person to give written notice as provided herein shall not relieve the Company of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the Company in the defense of any such claim or litigation. It is understood that the Company shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such Indemnified Persons. The Company will not, except with the consent of the Indemnified Person, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (1) imposes no liability or obligation on, (2) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the Indemnified Person in respect of such claim or litigation in favor of, and (3) does not include any admission of fault, culpability, wrongdoing, or wrongdoing or malfeasance by or on behalf of, the Indemnified Person. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

5.11 Lock-Up Agreements. The Company shall cause each of its executive officers and directors (in their capacities in such positions) to enter into a lock-up agreement as of the date hereof in the form attached hereto as EXHIBIT E (each, a “Lock-Up Agreement,” and collectively, the “Lock-Up Agreements”). The Company shall not amend, modify, waive or terminate any provision of any of the Lock-Up Agreements except to extend the term of the lock-up period and shall enforce each Lock-Up Agreement in accordance with its terms. If any party to a Lock-Up Agreement breaches any provision of a Lock-Up Agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of such Lock-Up Agreement.

6. Conditions of Closing.

6.1 Conditions to the Obligation of the Purchasers. The several obligations of each Purchaser to consummate the transactions to be consummated at the Closing, and to purchase and pay for the Securities being purchased by it at the Closing pursuant to this Agreement, are subject to the satisfaction or waiver in writing of the following conditions precedent:

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(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by each Purchaser that for purposes of this Section 6.1(a), in the case of any representation and warranty of the Company contained herein that (i) is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects; provided that (x) the representations and warranties of the Company contained in Sections 3.1, 3.4, 3.5 and 3.12 shall be true and correct in all respects, and (y) the representations and warranties of the Company contained in Section 3.2 shall be true and correct in all respects, other than for de minimis inaccuracies, or (ii) is made as of a specific date, such representation and warranty need be true and correct only as of such specific date) and consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations and warranties of the Company contained in this Agreement as of the Closing Date.

(b) Performance. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

(c) No Injunction. The purchase of and payment for the Securities by each Purchaser shall not be prohibited or enjoined by any law or governmental or court order or regulation and no such prohibition shall have been threatened in writing.

(d) Consents. The Company shall have obtained the consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Securities (other than the Required Stockholder Approval).

(e) Transfer Agent. The Company shall have furnished all required materials to the Transfer Agent to reflect the issuance of the Shares at the Closing.

(f) Adverse Changes. Since the date hereof, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(g) Opinion of Company Counsel. The Company shall have delivered to the Purchasers and the Placement Agent the opinion of Wilson Sonsini Goodrich & Rosati, P.C., dated as of the Closing Date in customary form and substance to be reasonably agreed upon with the Purchasers.

(h) Compliance Certificate. The Chief Executive Officer of the Company shall have delivered to the Purchasers at the Closing Date a certificate in form and substance reasonably satisfactory to the Purchasers certifying that the conditions specified in Sections 6.1(a) (Representations and Warranties), 6.1(b) (Performance), 6.1(c) (No Injunction) and 6.1(k) (Listing Requirements) of this Agreement have been fulfilled.

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(i) Secretary’s Certificate. The Secretary of the Company shall have delivered to the Purchasers at the Closing Date a certificate certifying (i) the Amended and Restated Certificate of Incorporation; (ii) the Amended and Restated Bylaws; and (iii) resolutions of the Company’s Board of Directors (or an authorized committee thereof) approving this Agreement and the transactions contemplated by this Agreement.

(j) Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement in the form attached hereto as EXHIBIT C (the “Registration Rights Agreement”) to the Purchasers.

(k) Listing Requirements. The Common Stock shall be listed on a National Exchange and shall not have been suspended, as of the Closing Date, by the SEC or the National Exchange from trading thereon nor shall suspension by the SEC or the National Exchange have been threatened, as of the Closing Date, either (i) in writing by the SEC or the National Exchange or (ii) by falling below the minimum listing maintenance requirements of the National Exchange (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods); and the Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares and Warrant Shares and shall have received confirmation from Nasdaq that it has completed its review of such form with no objections to the transactions contemplated herein.

(l) Required Stockholder Approval. The Company shall have obtained the Required Stockholder Approval.

(m) License Agreement. The License Agreement shall be in full force and effect.

6.2 Conditions to the Obligation of the Company. The obligation of the Company to consummate the transactions to be consummated at the Closing, and to issue and sell to each Purchaser the Securities to be purchased by it at the Closing pursuant to this Agreement, is subject to the satisfaction or waiver in writing of the following conditions precedent:

(a) Representations and Warranties. The representations and warranties contained herein of each Purchaser shall be true and correct on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of a Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects; provided that the representations and warranties of a Purchaser contained in Sections 4.1 and 4.2 shall be true and correct in all respects) and consummation of the Closing shall constitute a reaffirmation by the Purchaser of each of the representations, warranties, covenants and agreements of the Purchaser contained in this Agreement as of the Closing Date.

(b) Performance. Each Purchaser shall have performed in all material respects all obligations and conditions herein required to be performed or observed by such Purchaser on or prior to the Closing Date.

(c) Injunction. The purchase of and payment for the Securities by each Purchaser shall not be prohibited or enjoined by any law or governmental or court order or regulation.

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(d) Registration Rights Agreement. Each Purchaser shall have executed and delivered the Registration Rights Agreement to the Company in the form attached as EXHIBIT C.

(e) Payment. The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Securities being purchased by each Purchaser at the Closing as set forth in EXHIBIT A.

7. Termination.

7.1 Conditions of Termination. This Agreement shall terminate and be void and of no further force and effect, and all obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) the mutual written agreement of the Company and each of the Purchasers, (b) if, on the Closing Date, any of the conditions of Closing set forth in Section 6 have not been satisfied as of the time required hereunder to be so satisfied or waived by the party entitled to grant such waiver, or are not capable of being satisfied and, as a result thereof, the transactions contemplated by this Agreement will not be and are not consummated, or (c) if the Closing has not occurred on or before April 30, 2025, other than as a result of a Willful Breach of a Purchaser’s obligations hereunder; provided, however, that nothing herein shall relieve any party to this Agreement of any liability for common law fraud or for any Willful Breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such Willful Breach. “Willful Breach” means a deliberate act or deliberate failure to act, taken with the actual knowledge that such act or failure to act would result in or constitute a material breach of this Agreement.

8. Miscellaneous Provisions.

8.1 Public Statements or Releases; Use of Name and Logo.

(a) Except as set forth in Section 5.3, neither the Company nor any Purchaser shall make any public announcement with respect to the existence or terms of this Agreement or the transactions provided for herein without the prior approval of the other parties. Notwithstanding the foregoing, and subject to compliance with Section 5.3, nothing in this Section 8.1 shall prevent any party from making any public announcement it considers necessary in order to satisfy its obligations under the law, including applicable securities laws, or under the rules of any national securities exchange.

(b) The Company grants the Purchasers permission to use the Company and its subsidiary’s names and logos in marketing materials, limited to customary tombstone announcements, of the Purchasers and their respective Affiliates.

8.2 Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified. The headings in this Agreement are included for convenience of reference only and will not limit or otherwise affect the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement,

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they will be deemed to be followed by the words “without limitation.” The phrases “the date of this Agreement,” “the date hereof” and terms of similar import, unless the context otherwise requires, will be deemed to refer to the date set forth in the first paragraph of this Agreement. The meanings given to terms defined herein will be equally applicable to both the singular and plural forms of such terms. All matters to be agreed to by any party hereto must be agreed to in writing by such party unless otherwise indicated herein. References to agreements, policies, standards, guidelines or instruments, or to statutes or regulations, are to such agreements, policies, standards, guidelines or instruments, or statutes or regulations, as amended or supplemented from time to time (or to successors thereto).

8.3 Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given (a) when delivered if personally delivered to the party for whom it is intended, (b) when delivered, if sent by electronic mail or facsimile with receipt confirmed during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) three (3) days after having been sent by certified or registered mail, return-receipt requested and postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt:

(a) If to the Company, addressed as follows:

Aadi Bioscience, Inc.

17383 Sunset Blvd, Suite A250

Pacific Palisades, CA 90272

Attention: David J. Lennon, Chief Executive Officer

Email: dlennon@aadibio.com

with a copy (which shall not constitute notice):

Aadi Bioscience, Inc.

17383 Sunset Blvd, Suite A250

Pacific Palisades, CA 90272

Attention: Stephen Rodin, General Counsel

Email: srodin@aadibio.com

with a copy to (which shall not constitute notice):

Wilson Sonsini Goodrich & Rosati, P.C.

12235 El Camino Real

San Diego, CA 92130

Attention: Dan Koeppen

Email: dkoeppen@wsgr.com

(b) If to any Purchaser, at its address set forth on EXHIBIT A or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 8.3.

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Any Person may change the address to which notices and communications to it are to be addressed by notification as provided for herein.

8.4 Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

8.5 Governing Law; Submission to Jurisdiction; Venue; Waiver of Trial by Jury.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction, except to the extent that mandatory principles of Delaware law may apply.

(b) The Company and each of the Purchasers hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating solely to this Agreement or the transactions contemplated hereby, to the general jurisdiction of the any state court or United States Federal court sitting in the City of New York in the State of New York;

(ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same to the extent permitted by applicable law;

(iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the party, as the case may be, at its address set forth in Section 8.3 or at such other address of which the other party shall have been notified pursuant thereto;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction for recognition and enforcement of any judgment or if jurisdiction in the courts referenced in the foregoing clause (i) are not available despite the intentions of the parties hereto;

(v) agrees that final judgment in any such suit, action or proceeding brought in such a court may be enforced in the courts of any jurisdiction to which such party is subject by a suit upon such judgment, provided that service of process is effected upon such party in the manner specified herein or as otherwise permitted by law;

(vi) agrees that to the extent that such party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law; and

33

(vii) irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement.

8.6 Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

8.7 Expenses. Each party shall pay its own out-of-pocket fees and expenses, including the fees and expenses of attorneys, accountants and consultants employed by such party, incurred in connection with the proposed investment in the Securities, the negotiation of the Transaction Agreements and the consummation of the transactions contemplated thereby.

8.8 Assignment. None of the parties may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of (x) the Company, in the case of a Purchaser, and (y) the Purchasers, in the case of the Company, provided that a Purchaser may, without the prior consent of the Company, assign its rights to purchase the Securities hereunder to any of its affiliates or to any other investment funds or accounts managed or advised by the investment manager who acts on behalf of such Purchaser (provided each such assignee agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Section 4 hereof). In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of this Agreement by executing a writing agreeing to be bound by and subject to the provisions of this Agreement and shall deliver an executed counterpart signature page to this Agreement and, notwithstanding such assumption or agreement to be bound hereby by an assignee, no such assignment shall relieve any party assigning any interest hereunder from its obligations or liability pursuant to this Agreement.

8.9 Confidential Information.

(a) Each Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), other than to such Purchaser’s outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment, and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law.

(b) The Company may request from the Purchasers such additional information as the Company may deem necessary to evaluate the eligibility of the Purchaser to acquire the Securities, and the Purchaser shall promptly provide such information as may reasonably be requested to the extent readily available; provided, that the Company agrees to keep any such information provided by the Purchaser confidential, except (i) as required by the federal securities laws, rules or regulations and (ii) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or regulatory agency or under the regulations of Nasdaq. The Purchaser acknowledges that the Company may file a copy of this Agreement and the Registration Rights Agreement with the SEC as exhibits to a periodic report or a registration statement of the Company.

34

8.10 Third Parties. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement any rights, remedies, claims, benefits, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including, without limitation, any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as a third party beneficiary with respect to this Agreement or the transactions contemplated hereby, except as set forth in Section 5.10. Notwithstanding the foregoing, the Placement Agent is an intended third-party beneficiary of the representations and warranties of the Company and of each Purchaser set forth in Section 3, Section 4 and Section 6.1(j) and Section 8.17 of this Agreement and this Section 8.10.

8.11 Independent Nature of Purchasers’ Obligations and Right. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Company acknowledges and each Purchaser confirms that such Purchaser has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. For reasons of administrative convenience only, certain Purchasers and their respective counsels have chosen to communicate with the Company through Cooley LLP, counsel to the Placement Agent. Each such Purchaser acknowledges that Cooley LLP has rendered legal advice to the Placement Agent and not to such Purchaser in connection with the transactions contemplated hereby, and that each such Purchaser has relied for such matters on the advice of its own respective counsel. The Company has elected to provide all Purchasers with the same terms and Transaction Agreements for the convenience of the Company and not because it was required or requested to do so by any Purchaser.

8.12 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

35

8.13 Entire Agreement; Amendments. This Agreement and the other Transaction Agreements constitute the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the Purchasers of at least a majority in interest of the Securities then held by the Purchasers. Notwithstanding the foregoing, this Agreement may not be amended and the observance of any term of this Agreement may not be waived with respect to any Purchaser without the written consent of such Purchaser unless such amendment or waiver applies to all Purchasers in the same fashion and provided that the consent of each Purchaser is required for any amendment to Section 5.10 and for the waiver of any of the conditions set forth in Section 6.1(d), 6.1(f), or 6.1(k). The Company, on the one hand, and each Purchaser, on the other hand, may by an instrument signed in writing by such parties waive the performance, compliance or satisfaction by such Purchaser or the Company, respectively, with any term or provision hereof or any condition hereto to be performed, complied with or satisfied by such Purchaser or the Company, respectively.

8.14 Survival. The covenants, representations and warranties made by each party hereto contained in this Agreement shall survive the Closing and the delivery of the Shares in accordance with their respective terms. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

8.15 Mutual Drafting. This Agreement is the joint product of each Purchaser and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

8.16 Additional Matters. For the avoidance of doubt, the parties acknowledge and confirm that the terms and conditions of the Securities were determined as a result of arm’s-length negotiations.

8.17 Reliance by and Exculpation of Jefferies as Placement Agent.

(a) Each Purchaser agrees and acknowledges that it has read the notice attached hereto as Exhibit D and hereto agrees for the express benefit of the Placement Agent, its affiliates and its representatives that (i) the Placement Agent, its affiliates and its representatives have not made, and will not make, any representations or warranties with respect to the Company or the offer and sale of the Securities, and such Purchaser will not rely on any statements made by the Placement Agent, orally or in writing, to the contrary, (ii) such Purchaser will be responsible for conducting its own due diligence investigation with respect to the Company and the offer and sale of the Securities, (iii) such Purchaser will be purchasing Securities based on the results of its own due diligence investigation of the Company, and the Placement Agent and each of its directors, officers, employees, representatives, and controlling persons have made no independent investigation with respect to the Company, the Securities, or the accuracy, completeness, or adequacy of any information supplied to the Purchaser by the Company, (iv) such Purchaser has negotiated the offer and sale of the Securities directly with the Company, and such Placement Agent will not be responsible for the ultimate success of any such investment, and (v) the decision to invest in the Company will involve a significant degree of risk, including a risk of total loss of such investment. Each Purchaser further represents and warrants to the Placement Agent that it, including any fund or funds that it manages or advises that participates in the offer and sale of the Securities, is permitted under its constitutive documents (including, without limitation, all limited partnership agreements, charters, bylaws, limited liability company agreements, all applicable side letters with investors, and similar documents) to make investments of the type contemplated by this Agreement. This Section 8.17 shall survive any termination of this Agreement.

36

(b) The Company agrees and acknowledges that the Placement Agent may rely on its representations, warranties, agreements and covenants contained in this Agreement and each Purchaser agrees that the Placement Agent may rely on such Purchaser’s representations and warranties contained in this Agreement as if such representations and warranties, as applicable, were made directly to the Placement Agent.

(c) Neither the Placement Agent nor any of its affiliates or representatives (1) shall be liable for any improper payment made in accordance with the information provided by the Company; (2) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to the Transaction Agreements or in connection with any of the transactions contemplated therein; or (3) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by the Transaction Agreements or (y) for anything which any of them may do or refrain from doing in connection with the Transaction Agreements, except in each case for such party’s own gross negligence, willful misconduct or bad faith.

(d) The Company agrees that the Placement Agent, its affiliates and representatives shall be entitled to (1) rely on, and shall be protected in acting upon, any certificate, instrument, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (2) be indemnified by the Company for acting as a Placement Agent hereunder pursuant to the indemnification provisions set forth in the engagement letter between the Company and the Placement Agent.

[Remainder of Page Intentionally Left Blank.]

37

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:

AADI BIOSCIENCE, INC.

By:	/s/ David J. Lennon
David J. Lennon
Chief Executive Officer

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

ABG V-SIV Limited

By:	/s/ Wing Cheong LAM
Wing Cheong LAM
Director

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

ACUTA CAPITAL FUND, LP

By:	/s/ Scott R. Smith
Scott R. Smith
Chief Operating Officer

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

ACUTA OPPORTUNITY FUND, LP

By:	/s/ Scott R. Smith
Scott R. Smith
Chief Operating Officer

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

Averill Madison Master Fund, Ltd.

By:	/s/ Andrew Nathanson
Andrew Nathanson
Authorized Signatory

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

Averill Master Fund, Ltd.

By:	/s/ Andrew Nathanson
Andrew Nathanson
Authorized Signatory

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

AVICENNA LIFE SCI MASTER FUND LP

By:	/s/ Khalil Barrage
Khalil Barrage
President of the General Partner

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

Avoro Life Sciences Fund LLC

By:	/s/ Scott Epstein
Scott Epstein
Partner, COO & CCO

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

Avoro Ventures Fund L.P

By:	/s/ Scott Epstein
Scott Epstein
Partner, COO & CCO

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

BRYAN BALL

By:	/s/ Bryan Ball
Bryan Ball

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

EcoR1 Capital Fund, L.P.

By:	EcoR1 Capital, LLC
its General Partner

	By:	/s/ Oleg Nodelman
Oleg Nodelman
Manager

PURCHASER:

EcoR1 Capital Fund Qualified, L.P.

By:	EcoR1 Capital, LLC
its General Partner

	By:	/s/ Oleg Nodelman
Oleg Nodelman
Manager

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

INVUS PUBLIC EQUITIES, L.P.

By:	/s/ Khalil Barrage
Khalil Barrage
Vice President of the General Partner

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

KALEHUA CAPITAL PARTNERS LP

By:	Kalehua Capital Management LLC
its General Partner

	By:	/s/ Tai-Li Chang
Tai-Li Chang
Managing Member of the General Partner

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

KVP Capital, LP

By:	/s/ Andrew Jensen
Andrew Jensen
Managing Director

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

ORBIMED GENESIS MASTER FUND, L.P.

By:	OrbiMed Genesis GP LLC,
its General Partner,

By:	OrbiMed Genesis GP LLC
its Managing Member

	By:	/s/ C. Scotland Stevens
C. Scotland Stevens
Member

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

TAE HAN, PH.D.

By:	/s/ Tae Han, Ph.D.
Tae Han, Ph.D.

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

WZCUBE LLC

By:	/s/ Baiteng Zhao
Baiteng Zhao
Manager

[Signature Page to Subscription Agreement]

EXHIBIT A

PURCHASERS

Purchaser Name	Shares	Warrant Shares	Subscription Amount
TOTAL:			$

A-1

EXHIBIT B

FORM OF PRE-FUNDED WARRANT

B-1

EXHIBIT C

FORM OF REGISTRATION RIGHTS AGREEMENT

C-1

EXHIBIT D

JEFFERIES REQUIRED DISCLOSURE

On September 27, 2022, pursuant to an offer of settlement by Jefferies, the SEC entered an administrative order, pursuant to its Broker-Dealer Off-Channel Communications initiative, finding that Jefferies violated Section 17(a) of the Exchange Act and Rule 17a-4(b)(4) thereunder for its failure to comply with the recordkeeping requirements on broker-dealers. The administrative order requires Jefferies to cease and desist from committing or causing any violations or any future violations of Section 17(a) of the Exchange Act and Rule 17a-4 thereunder, to pay a civil penalty, and to complete certain undertakings. Jefferies received waivers from the SEC of any disqualifications under Regulations A (Rule 262), D (Rule 506), E (Rule 602) and Crowdfunding (Rule 503) of the Securities Act arising from the settlement, effective as of September 27, 2022. The SEC orders are available at 34-95923.pdf (sec.gov) and 33-11109.pdf (sec.gov).

D-1

EXHIBIT E

FORM OF LOCK-UP AGREEMENT

E-1

Form of Lock-up Agreement

December [•], 2024

Jefferies LLC

As Placement Agent

c/o Jefferies LLC

520 Madison Avenue

New York, New York 10022

RE: Aadi Bioscience, Inc. (the “Company”)

Ladies & Gentlemen:

The undersigned is an owner of shares of common stock, par value $0.0001 per share, of the Company (“Shares”) or of securities convertible into or exchangeable or exercisable for Shares. The Company proposes to conduct a private placement of securities of the Company (the “Private Placement”) for which Jefferies LLC (“Jefferies”) will act as the placement agent (the “Placement Agent”). The undersigned recognizes that the Private Placement will benefit each of the Company and the undersigned. The undersigned acknowledges that the Placement Agent is relying on the representations and agreements of the undersigned contained in this letter agreement in conducting the Private Placement and other arrangements with the Company with respect to the Private Placement.

Annex A sets forth definitions for capitalized terms used in this letter agreement that are not defined in the body of this letter agreement. Those definitions are a part of this letter agreement.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during the Lock-up Period, the undersigned will not (and, if the undersigned is a natural person, will cause any Family Member not to), without the prior written consent of Jefferies, which may withhold its consent in its sole discretion:

•

Sell or Offer to Sell any Shares or Related Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned or such Family Member,

•	enter into any Swap,

•

make any demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any Shares or Related Securities, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration, or

•	publicly announce any intention to do any of the foregoing.

The foregoing will not apply to (i) the offer and sale of Shares and Related Securities pursuant to the Private Placement or (ii) the inclusion of any Shares (including Shares subject to Related Securities) purchased in the Private Placement in the registration statement that is contemplated to be filed with the SEC by the Company to register the resale of the Shares (including Shares subject to Related Securities) purchased in the Private Placement (the “Resale Registration Statement”), provided that any such Shares may not be sold pursuant to the Resale Registration Statement during the Lock-up Period. In addition, the foregoing restrictions will not apply to the transfer of Shares or Related Securities:

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i.	as a bona fide gift or gifts,

ii.	by will or intestacy,

iii.	to any trust or other entities formed for the direct or indirect benefit of the undersigned or a Family Member of the undersigned,

iv.	to any Family Member,

v.	if the undersigned is a trust, to a trustor, trustee or beneficiary of the trust or to the estate of a beneficiary of such trust,

vi.

to a corporation, partnership, limited liability company or other entity of which the undersigned or any Family Member is the legal and beneficial owner of all of the outstanding equity securities or similar interests,

vii.

if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act) of the undersigned (including, for the avoidance of doubt, any wholly-owned direct or indirect subsidiary of the undersigned or to the immediate or indirect parent entity of the undersigned), or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution, transfer or other disposition by the undersigned to its stockholders, partners, members or other equity holders,

viii.	that the undersigned may purchase in open market transactions after the completion of the Private Placement;

ix.

by operation of law pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of a marriage or civil union, provided that such Shares or Related Securities shall remain subject to the terms of this letter agreement,

x.

in connection with the exercise or settlement on a cash basis of options or restricted stock units granted under a stock incentive plan or other equity award plan, which plan is described in the Company’s filings with the SEC, provided that any Shares or Related Securities received as a result of such exercise, vesting or settlement shall remain subject to the terms of this letter agreement,

xi.

to the Company (A) in connection with the “net” or “cashless” exercise of options or other rights to purchase Shares or Related Securities from the Company (including any transfer to the Company for the payment of tax withholdings or remittance payments due as a result of such exercise), which options or rights are described in the Company’s filings with the SEC, and (B) in connection with the vesting or settlement of restricted stock units, for the payment of tax withholdings or remittance payments due as a result of the vesting or settlement of

2

such restricted stock units, in all such cases, pursuant to equity awards granted under a stock incentive plan or other equity award plan, which plan is described in the Company’s filings with the SEC, provided that any Shares or Related Securities received as a result of such exercise, vesting or settlement shall remain subject to the terms of this letter agreement, and

xii.

pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control of the Company, provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Shares and Related Securities shall remain subject to the provisions of this letter agreement, provided, however, that in any such case, it shall be a condition to such transfer that:

•	in the case of any transfer pursuant to clauses (i) through (vii) and (ix) above, each transferee executes and delivers to the Placement Agent a lock-up letter in the form of this letter agreement,

•

in the case of any transfer pursuant to clauses (i) through (viii) above, no public disclosure or filing shall be required, or made voluntarily, during the Lock-up Period reporting a reduction in beneficial ownership of Shares in connection with such transfer,

•

in the case of any transfer pursuant to clauses (ix), (x) and (xi) above, no public disclosure or filing reporting a change in beneficial ownership of Shares or Related Securities shall be made voluntarily during the Lock-up Period, and if the undersigned is required to file a report under Section 16 of the Exchange Act reporting a change in beneficial ownership of Shares or Related Securities during the Lock-up Period, the undersigned shall include a statement in such report to the effect that such transfer relates to the circumstances described in clause (ix), (x) or (xi), as applicable, and

•	in the case of any transfer pursuant to clauses (i) through (vii) above, such transfer shall not involve a disposition for value.

Furthermore, notwithstanding the restrictions imposed by this letter agreement, the undersigned may establish a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Shares or Related Securities, provided that such plan does not provide for any transfers of Shares or Related Securities during the Lock-up Period and the entry into such plan is not publicly disclosed, including in any filing under the Exchange Act, during the Lock-up Period.

Moreover, notwithstanding the restrictions imposed by this letter agreement, the undersigned may demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any Shares or Related Securities held by the undersigned, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration; provided, that (i) the Resale Registration Statement (as defined below) shall have first been filed and declared effective by the SEC and (ii) no Shares or Related Securities shall be sold under any such registration during the Lock-up Period.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or Related Securities held by the undersigned and, if the undersigned is a natural person, the undersigned’s Family Members, if any, except in compliance with the foregoing restrictions.

3

The undersigned confirms that the undersigned has not, and has no knowledge that any Family Member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares. The undersigned will not, and will cause any Family Member not to take, directly or indirectly, any such action.

The undersigned acknowledges and agrees that the Placement Agent has not provided any recommendation or investment advice nor has the Placement Agent solicited any action from the undersigned with respect to the Private Placement and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Placement Agent may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to the undersigned in connection with the Private Placement, the Placement Agent is not making a recommendation to the undersigned to enter into this letter agreement and nothing set forth in such disclosures is intended to suggest that the Placement Agent is making such a recommendation.

Whether or not the Private Placement occurs as currently contemplated or at all depends on market conditions and other factors. The Private Placement will only be made pursuant to the Subscription Agreement. Notwithstanding anything to the contrary contained herein, this letter agreement will automatically terminate and the undersigned shall be released from all obligations under this letter agreement upon the earliest to occur, if any, of (i) the Company advising the Placement Agent in writing prior to the Private Placement that it has determined not to proceed with the Private Placement or (ii) December 31, 2024, in the event the Private Placement has not been conducted by such date.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This letter agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature page follows]

4

Very truly yours,

Name of Security Holder (Print exact name)

By:

Signature

If not signing in an individual capacity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print)

(indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

Certain Defined Terms

Used in Lock-up Agreement

For purposes of the letter agreement to which this Annex A is attached and of which it is made a part:

•	“Call Equivalent Position” shall have the meaning set forth in Rule 16a-1(b) under the Exchange Act.

•

“Change of Control” means the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction following the completion of the Private Placement and approved by the Board of Directors of the Company, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company or its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the total voting power of the voting stock of the Company.

•	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

•

“Family Member” shall mean the spouse of the undersigned, an immediate family member of the undersigned or an immediate family member of the undersigned’s spouse, in each case living in the undersigned’s household or whose principal residence is the undersigned’s household (regardless of whether such spouse or family member may at the time be living elsewhere due to educational activities, health care treatment, military service, temporary internship or employment or otherwise). “Immediate family member” as used above shall have the meaning set forth in Rule 16a-1(e) under the Exchange Act.

•

“Lock-up Period” shall mean the period beginning on the date hereof and continuing through the close of trading on the effective date of the registration statement that is contemplated to be filed with the SEC by the Company to register the resale of the Shares to be sold in the Private Placement.

•	“Put Equivalent Position” shall have the meaning set forth in Rule 16a-1(h) under the Exchange Act.

•

“Related Securities” shall mean any options or warrants or other rights to acquire Shares or any securities exchangeable or exercisable for or convertible into Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Shares.

•	“Securities Act” shall mean the Securities Act of 1933, as amended.

•	“Sell or Offer to Sell” shall mean to:

•	sell, offer to sell, contract to sell or lend,

•	effect any short sale or establish or increase a Put Equivalent Position or liquidate or decrease any Call Equivalent Position

•	pledge, hypothecate or grant any security interest in, or

•	in any other way transfer or dispose of,

in each case whether effected directly or indirectly.

•	“Subscription Agreement” shall mean the definitive subscription agreement entered into in connection with the Private Placement.

•

“Swap” shall mean any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise.

Capitalized terms not defined in this Annex A shall have the meanings given to them in the body of this lock-up agreement.

Exhibit 10.3

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of [_____], 2025 by and among Aadi Bioscience, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), the several purchasers signatory hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company and the Purchasers are parties to a Subscription Agreement, dated as of December 19, 2024 (the “Subscription Agreement”), pursuant to which the Purchasers are purchasing shares of capital stock and/or pre-funded warrants of the Company; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Subscription Agreement, and pursuant to the terms of the Subscription Agreement, the parties desire to enter into this Agreement in order to grant certain rights to the Purchasers, as set forth below.

NOW, THEREFORE, in consideration of the covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Certain Definitions. Unless the context otherwise requires, the following terms, for all purposes of this Agreement, shall have the meanings specified in this Section 1. Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreement shall have the meanings given such terms in the Subscription Agreement.

“Agreement” has the meaning set forth in the recitals.

“Allowed Delay” has the meaning set forth in Section 2.1(b)(ii).

“Board” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” means shares of the common stock, par value $0.0001 per share, of the Company.

“Company” has the meaning set forth in the recitals.

“Effectiveness Deadline” means, with respect to the Shelf Registration Statement or New Registration Statement, the sixtieth (60th) calendar day following the Closing Date (or, in the event the SEC reviews and has written comments to the Shelf Registration Statement or the New Registration Statement, the ninetieth (90th) calendar day following the Closing Date); provided, however, that if the Company is notified by the SEC (either orally or in writing, whichever is earlier) that the Shelf Registration Statement or the New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Shelf Registration Statement shall be the fifth (5th) Business Day following the later of (i) the date on which the Company is so notified, if such date precedes the dates otherwise required above, and (ii)

if the initial Shelf Registration Statement has not been declared effective prior to February 14, 2025, then the filing of the Company’s audited financial statements for the fiscal year ended December 31, 2024; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business; provided, further, that if the SEC is closed for operations due to a government shutdown or lapse in appropriations, the Effectiveness Deadline shall be extended by the same amount of days that the SEC remains closed for operations.

“Effectiveness Period” has the meaning set forth in Section 2.1(b)(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Filing Deadline” has the meaning set forth in Section 2.1(a).

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Holder” means any Purchaser or its permitted assignee owning or having the right to acquire Registrable Securities.

“Losses” has the meaning set forth in Section 2.5(a).

“New Registration Statement” has the meaning set forth in Section 2.1(a).

“Participating Holder” means with respect to any registration, any Holder of Registrable Securities covered by the applicable Registration Statement.

“Pre-Funded Warrants” means the Pre-Funded Warrants issued pursuant to the Subscription Agreement.

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Shelf Registration Statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act), all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, and all other material incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means (i) the Shares, (ii) the Warrant Shares and (iii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, Shares or Warrant Shares; provided, that the Holder has completed and delivered to the Company a selling stockholder questionnaire and any other information regarding the Holder and the distribution of the Registrable Securities as the Company may, from time to time, reasonably request for inclusion in a Registration Statement pursuant to applicable law. Notwithstanding the foregoing, any such Shares, Warrant Shares or issued Common Stock, as applicable, shall cease to be Registrable Securities for all purposes hereunder upon the earliest to occur of the following: (a) the sale by any Person of such securities, either pursuant to a registration statement under the Securities Act or under Rule 144 (or any similar provision then in effect) (in which case, only such securities, as applicable, sold shall cease to be Registrable Securities), (b) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by Company and subsequent public distribution of such securities shall not require registration under the Securities Act, or (c) such securities cease to be outstanding.

“Registration Statement” means any registration statement of the Company that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Remainder Registration Statement” has the meaning set forth in Section 2.1(a).

“Required Holders” means the Holders holding a majority of the Registrable Securities outstanding from time to time.

“Rule 144” means Rule 144 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC having substantially the same effect as such Rule.

“SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“SEC Guidance” means any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff under the Securities Act; provided, that any such oral guidance, comments, requirements or requests are reduced to writing by the SEC.

“Securities” means the Shares and Warrant Shares issued pursuant to the Subscription Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Shares” means the shares of Common Stock issued or issuable to the Purchasers pursuant to the Subscription Agreement.

“Shelf Registration Statement” has the meaning set forth in Section 2.1(a).

“Transaction Agreements” means this Agreement, the Subscription Agreement and the Pre-Funded Warrants, all exhibits and schedules thereto and hereto and any other documents or agreement executed in connection with the transactions contemplated hereunder or thereunder.

“Warrant Shares” means the shares of Common Stock issued or issuable upon the exercise of Pre-Funded Warrants.

2. Registration Rights.

2.1 Shelf Registration.

(a) Registration Statements. On or prior to the later of (i) thirty (30) days following the Closing Date and (ii) five (5) Business Days following the filing of the Company’s audited financial statements for the year ended December 31, 2024 (the “Filing Deadline”), the Company shall prepare and file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), subject to the provisions of Section 2.1(c), for the resale of the Registrable Securities pursuant to an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”). Such Shelf Registration Statement shall, subject to the limitations of Form S-3, include the aggregate amount of Registrable Securities to be registered therein and shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of such Shelf Registration Statement) the “Plan of Distribution” substantially in the form of Annex A (which may be modified to respond to comments, if any, provided by the SEC). To the extent the staff of the SEC does not permit all of the Registrable Securities to be registered on the Shelf Registration Statement filed pursuant to this Section 2.1(a) or for any other reason any Registrable Securities are not then included in a Registration Statement filed under this Agreement, the Company shall (i) inform each of the Participating Holders thereof and use its commercially reasonable efforts to file amendments to the Shelf Registration Statement as required by the SEC and/or (ii) withdraw the Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering. In the event the Company amends the Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Shelf Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statement”). In no event shall any Participating Holder be identified as a statutory underwriter in the Registration Statement unless in response to a comment or request from the staff of the SEC or another regulatory agency; provided, however, that if the SEC requests that a Participating Holder be identified as a statutory underwriter in the Registration Statement, such Holder will have an opportunity to withdraw from the Registration Statement.

(b) Effectiveness.

(i) The Company shall use commercially reasonable efforts to have the Shelf Registration Statement or New Registration Statement declared effective as soon as practicable but in no event later than the Effectiveness Deadline (including filing with the SEC a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act), and shall use its commercially reasonable efforts to keep the Shelf Registration Statement or New Registration Statement continuously effective under the Securities Act until the earlier of (A) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, or (B) the date that all the Shares and the Warrant Shares cease to be Registrable Securities (the “Effectiveness Period”); provided, that, the Company will not be obligated to update the Registration Statement and no sales may made under the applicable Registration Statement during any Allowed Delay of which the Holders have received notice. The Company shall notify the Participating Holders of the effectiveness of a Registration Statement by e-mail as promptly as practicable, and shall, if requested provide the Participating Holders with copies of the final Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii) For not more than forty-five (45) consecutive days or for a total of not more than ninety (90) days, in each case in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 2 if (A) the negotiation or consummation of a transaction by the Company is pending or an event has occurred, which negotiation, consummation or event, the Board reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Board, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements, or (B) the Company determines in good faith, upon advice of legal counsel, that such suspension is necessary to amend or supplement the Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (1) notify each Participating Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Participating Holder) disclose to such Participating Holder any material non-public information giving rise to an Allowed Delay, (2) advise the Participating Holders in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (3) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(c) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available; provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(d) Liquidated Damages.

(i) If a Registration Statement covering the Registrable Securities (A) is not filed with the Commission on or prior to the Filing Deadline or (B) is not declared effective by the Commission on Effectiveness Deadline (each a “Registration Failure”), then, in addition to any other rights the Purchasers may have hereunder or under applicable law, the Company will make pro rata payments to each Purchaser of then outstanding Registrable Securities, as liquidated damages and not as a penalty (the “Registration Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Purchaser for the Registrable Securities then held by such Purchaser for the initial day of a Registration Failure and for each thirty (30) day period (or pro rata portion thereof with respect to a final period, if any) thereafter until the Registration Failure is cured. The Registration Liquidated Damages shall be paid monthly within ten (10) Business Days of the date of such Registration Failure and the end of each subsequent thirty (30)-day period (or portion thereof with respect to a final period, if any) thereafter until the Registration Failure is cured. Such payments shall be made in cash to each Purchaser then holding Registrable Securities. Interest shall accrue at the rate of one percent (1%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

(ii) If after a Registration Statement has been declared effective by the Commission or otherwise becomes effective, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update such Registration Statement) (each of (A) and (B), a “Maintenance Failure”), then the Company will make pro rata payments to each Purchaser then holding Registrable Securities, as liquidated damages and not as a penalty (the “Effectiveness Liquidated Damages” and together with the Registration Liquidated Damages, the “Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Purchaser for the Registrable Securities then held by such Purchaser for the initial day of a Maintenance Failure and for each thirty (30)-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured. The Effectiveness Liquidated Damages shall be paid monthly within ten (10) Business Days of the end of the date of such Maintenance Failure and each subsequent thirty (30)-day period (pro rata for any portion thereof). Such payments shall be made to each Purchaser then holding Registrable Securities in cash. Interest shall accrue at the rate of one percent (1.0%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

(iii) Notwithstanding the foregoing, (A) no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period), (B) in no event shall the aggregate amount of Liquidated Damages payable to a Purchaser exceed, in the aggregate, five percent (5.0%) of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement, (C) no Liquidated Damages shall accrue or be payable with respect to any reduction in the number of Registrable Securities to be included in a Registration Statement due to the application of Rule 415 as set forth in Section 2.1(a) and (D) no Liquidated Damages shall accrue or be payable with respect to any Allowed Delay or a suspension as described in Section 2.1(b)(ii).

2.2 Expenses. The Company will pay all expenses associated with each Registration Statement, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

2.3 Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will:

(a) prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and provide copies to and permit each Participating Holder to review each Registration Statement and all amendments and supplements thereto prior to their filing with the SEC and a reasonable opportunity to furnish comments thereon (it being acknowledged and agreed that if a Participating Holder does not object to or comment on the aforementioned documents, then the Participating Holder shall be deemed to have consented to and approved the use of such documents);

(b) file with the SEC a Registration Statement relating to the Registrable Securities including all exhibits and financial statements required by the SEC to be filed therewith, and use commercially reasonable efforts to cause such Registration Statement to become effective under the Securities Act;

(c) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(d) (i) notify the Participating Holders by facsimile or e-mail as promptly as practicable after any Registration Statement is declared effective and shall simultaneously provide the Participating Holders with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby (provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the EDGAR system), (ii) promptly notify the Participating Holders no later than one (1) trading day following the date (A) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or any order by the SEC preventing or suspending the use of any preliminary or final Prospectus or the initiation of any proceedings for such purposes, (B) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction and (C) of the receipt by the Company of any notification with respect to the initiation or threatening of any proceeding for the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction;

(e) promptly notify the Participating Holders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (provided that such notice shall not, without the prior written consent of a Participating Holder, disclose to such Participating Holder any material nonpublic information regarding the Company), and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(f) promptly incorporate in a Prospectus supplement, Free Writing Prospectus or post-effective amendment to the applicable Registration Statement such information as the Participating Holders reasonably request to be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such Prospectus supplement, Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Free Writing Prospectus or post-effective amendment;

(g) furnish to each Participating Holder whose Registrable Securities are included in any Registration Statement (i) promptly after the same is prepared and filed with the SEC, if requested by the Participating Holder, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Participating Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Participating Holder that are covered by such Registration Statement;

(h) on or prior to the date on which the Registration Statement is declared effective, use its commercially reasonable efforts to register or qualify, or cooperate with the Participating Holders and their respective counsel, in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for offer and sale under the applicable state securities or “Blue Sky” laws of those jurisdictions within the United States as any Participating Holder or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification (or exemption therefrom) in effect during the Effectiveness Period, provided that the Company shall not be required to qualify generally to do business or as a dealer in securities in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(i) within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Participating Holder whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC;

(j) cooperate with each Participating Holder participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA or any other securities regulatory authority;

(k) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Participating Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Participating Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, an earnings statement covering satisfying the provisions of Section 11(a) of the Securities Act;

(l) use commercially reasonable efforts to maintain the listing of all Registrable Securities on each securities exchange on which the Common Stock is then listed or quoted and on each inter-dealer quotation system on which any of the Common Stock is then quoted; and

(m) with a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the date as all of the Registrable Securities shall have been otherwise transferred, new certificates for such Securities not bearing a legend restricting further transfer shall have been delivered by Company and subsequent public distribution of such Securities shall not require registration under the Securities Act or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

2.4 Obligations of the Purchasers.

(a) Notwithstanding any other provision of the Agreement, no Holder of Registrable Securities may include any of its Registrable Securities in the Registration Statement pursuant to this Agreement unless the Holder furnishes to the Company a completed and signed selling stockholder questionnaire in customary form that contains such information regarding Purchaser, the securities of the Company held by Purchaser and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, at least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement if such Purchaser elects to have any of its Registrable Securities included in the Registration Statement. Each Holder who intends to include any of its Registrable Securities in the Registration Statement shall promptly furnish the Company in writing such other information as the Company may reasonably request in writing. Each Holder acknowledges and agrees that the information in the selling shareholder questionnaire or request for further information as described in this Section 2.4(a) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement. The Company shall not be obligated to file more than one post-effective amendment or supplement in any sixty (60) day period following the date such Registration Statement is declared effective for the purposes of naming Holders as selling security holders who are not named in such Registration Statement at the time of effectiveness.

(b) Each Purchaser, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement. The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any affiliate thereof, (ii) any FINRA affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the SEC, FINRA or any state securities commission. Each Holder agrees by its acquisition of such Registrable Securities that, it will not commence a disposition of Registrable Securities under the Registration Statement until such Holder has received (i) written confirmation from the Company of the availability of the Registration Statement, or (ii) copies of the supplemented Prospectus and/or amended Registration Statement as described, and, in each case, has also received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(c) Each Purchaser agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2.1(b) or (ii) the happening of any event of the kind described in Section 2.3(d) and Section 2.3(e) hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Purchaser is advised by the Company that such dispositions may again be made and/or the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

2.5 Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each Participating Holder who sells Registrable Securities covered by such Registration Statement and its officers, directors, members, employees, and agents, successors and assigns, and each other person, if any, who controls such Participating Holder within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) (collectively, “Losses”), actually incurred, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof or arising out of or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; or (ii) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; and will reimburse such Participating Holder who sells Registrable Securities covered by such Registration Statement, and each such officer, director, employee, agent or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or action; provided, however, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon or in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Prospectus (preliminary, final or summary) or any amendment or supplement thereto or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), (y) the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective or (z) a Purchaser’s (or any other indemnified

Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement.

(b) Indemnification by the Participating Holders. Each Purchaser agrees, severally but not jointly with any other Purchaser, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders, agents, and each person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any Losses (i) arising out of, based on, or resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in any Registration Statement or Prospectus (preliminary, final or summary) or any amendment or supplement thereto or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, or a document incorporated by reference into any of the foregoing; or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party (provided, however, that such indemnified party shall, at the expense of the indemnified party, be entitled to counsel of its own choosing to monitor such defense); provided that, subject to the preceding sentence, any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses, or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (C) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party, or any officer, director, employee, agent, affiliate, or controlling person of such indemnified party and shall survive the transfer of the Securities.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a Holder be greater in amount than the dollar amount of the net proceeds received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

3. Miscellaneous.

3.1 Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each of the parties hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

3.2 Assignments and Transfers by Purchasers. The provisions of this Agreement shall be binding upon and inure to the benefit of the Purchasers and their respective successors and assigns. A Holder may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Holder to such person, provided that such Holder complies with all laws applicable thereto, and the provisions of the Subscription Agreement, and provides written notice of assignment to the Company promptly after such assignment is effected, and such person agrees in writing to be bound by all of the provisions contained herein.

3.3 Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Holders, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Holders in connection with such transaction unless such securities are otherwise freely tradable by the Holders after giving effect to such transaction.

3.4 Entire Agreement; Amendment. This Agreement and the other Transaction Agreements constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any previous agreements among the parties relative to the specific subject matter hereof are superseded by this Agreement. This Agreement may be amended only by a writing signed by the Company and the Required Holders, provided that the consent of each Holder shall be required for any amendment, modification or waiver of Section 2.1(d), Section 2.5, the definition of Filing Deadline or the definition of Effectiveness Deadline. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of the Required Holders.

3.5 Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 8.3 of the Subscription Agreement.

3.6 Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto; provided, that the indemnified parties are intended third party beneficiaries of Section 2.5.

3.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

3.8 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

3.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

3.10 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing, and that all remedies, either under this Agreement, by law or otherwise, shall be cumulative and not alternative.

3.11 Consents. Any permission, consent, or approval of any kind or character under this Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.

3.12 SPECIFIC PERFORMANCE. THE PARTIES HERETO AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH ITS SPECIFIC INTENT OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS, WITHOUT BOND, TO PREVENT OR CURE BREACHES OF THE PROVISIONS OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS HEREOF, THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MAY BE ENTITLED BY LAW OR EQUITY, AND ANY PARTY SUED FOR BREACH OF THIS AGREEMENT EXPRESSLY WAIVES ANY DEFENSE THAT A REMEDY IN DAMAGES WOULD BE ADEQUATE.

3.13 Construction of Agreement. No provision of this Agreement shall be construed against either party as the drafter thereof.

3.14 Section References. Unless otherwise stated, any reference contained herein to a Section or subsection refers to the provisions of this Agreement.

3.15 Variations of Pronouns. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized persons to execute this Agreement as of the day and year first written above.

COMPANY:

By:
David J. Lennon
Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized persons to execute this Agreement as of the day and year first written above.

PURCHASER:

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Annex A

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted by applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling stockholders for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule, or another available exemption from the registration requirements of the Securities Act.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934, as amended, may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to use commercially reasonable efforts to cause the registration statement of which this prospectus constitutes a part effective and to remain continuously effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with such registration statement or (2) the date that all the shares covered by this prospectus cease to be Registrable Securities.

Exhibit 99.1

Aadi Bioscience Transforms with In-Licensing of Novel ADC Portfolio, $100 Million Sale of FYARRO® and $100 Million PIPE Financing

Aadi Enters into Exclusive License for Three-Asset ADC Portfolio Developed through a Collaboration between WuXi Biologics and HANGZHOU DAC

Aadi Enters Agreement to Sell FYARRO® and Associated Infrastructure to KAKEN Pharmaceutical for $100M; Announces PIPE Financing of $100M

Cumulative Capital Expected to Fund Operations into Late 2028, Including Anticipated Clinical Data for the ADC Portfolio

Co-Founder and Former CEO of ProfoundBio, Baiteng Zhao, Appointed to Aadi Board of Directors

Aadi to Hold Webcast and Conference Call on December 20 at 8:00 AM EST

LOS ANGELES, CA, December 19, 2024 – Aadi Bioscience, Inc. (NASDAQ: AADI) today announced it has entered into an exclusive license agreement for development and global commercialization of a three-asset portfolio of preclinical, next-wave antibody-drug conjugates (ADCs), in collaboration with WuXi Biologics (2269.HK), a leading global Contract Research, Development and Manufacturing Organization (CRDMO), and HANGZHOU DAC BIOTECHNOLOGY CO., LTD. (HANGZHOU DAC), a global leader in ADC innovation.

Per the terms of the license agreement, Aadi is granted exclusive rights to certain patents and know-how pertaining to three preclinical ADC programs leveraging HANGZHOU DAC’s CPT113 linker payload technology targeting each of Protein Tyrosine Kinase 7 (PTK7), Mucin-16 (MUC16) and Seizure Related 6 Homolog (SEZ6). Aadi will pay aggregate upfront payments of $44 million for in-licensing such ADC programs. Additionally, Aadi is obligated to pay cumulative development milestone payments of up to $265 million, cumulative commercial milestone payments of up to $540 million and single-digit royalties of sales.

To support this transaction, Aadi entered into a subscription agreement with certain qualified institutional buyers and accredited investors for a private investment in public equity (“PIPE”) financing that is expected to result in gross proceeds of approximately $100 million, before deducting placement agent fees and other offering expenses. The Company is selling an aggregate of 21,592,000 shares of its common stock (“Common Stock”) at a price of $2.40 per share, representing a premium of approximately 3.4% to the closing price on December 19, 2024 on Nasdaq, and pre-funded warrants (“Pre-Funded Warrants”) to purchase up to an aggregate of 20,076,500 shares of Common Stock at a purchase price of $2.3999 per Pre-Funded Warrant share.

The syndicate was led by Ally Bridge Group, with participation from new investors OrbiMed, Invus, Kalehua Capital and other accredited investors, Tae Han co-founder of ProfoundBio, as well as existing investors, including Avoro Capital, KVP Capital and Acuta Capital Partners. The PIPE financing is expected to close in the first half of 2025, subject to stockholder vote and satisfaction of customary closing conditions.

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“I’m thrilled to announce our partnership with WuXi Biologics and HANGZHOU DAC to bring forward this thoughtfully selected ADC portfolio. We were deliberate in identifying broadly expressed tumor targets where first-generation ADCs have already shown proof of concept. With our next wave ADC portfolio, we aim to build upon these earlier therapies to deliver improved outcomes for people living with cancer,” said David Lennon, PhD, President and CEO of Aadi Bioscience. “The financing underscores the confidence our investors have in both the potential of this portfolio and the strength of Aadi’s management team.”

About the ADC Portfolio

Each of the three ADC assets utilizes HANGZHOU DAC’s CPT113 ADC platform, which consists of a highly stable yet cleavable linker that delivers a Topoisomerase I (TOPO1) inhibitor payload. The CPT113 platform’s linker stability and novel payload has the potential to be highly competitive among the next generation ADC platforms.

To effectively leverage the CPT113 platform, Aadi selected tumor targets that are upregulated in high-potential cancer indications and where clinical efficacy has been demonstrated by first-generation ADCs.

•

PTK7-CPT113 potentially represents a differentiated opportunity to be among the first next-wave ADCs in clinical development for high PTK7 expressing cancers, including non-small cell lung cancer (NSCLC), ovarian cancer and several other major indications.

•	mMUC16-CPT113 is the first ADC that targets membrane-bound portion of MUC16, a glycoprotein often overexpressed in cancers of female origin.

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biSEZ6-CPT113 is designed to address the neuronal target, SEZ6, which is often overexpressed in cancers of neuroendocrine origin. biSEZ6-CPT113 utilizes a dual epitope binding, or biparatopic, approach which can potentially improve internalization and effectiveness of the ADC.

These assets were discovered through the collaborative efforts of WuXi Biologics and HANGZHOU DAC, utilizing the innovative antibody discovery platform provided by WuXi Biologics and advanced linker-payload technology provided by HANGZHOU DAC.

“Leveraging our advanced antibody discovery service, we’re glad to enable Aadi to accelerate the discovery of precision therapies targeting some of the most challenging cancers,” said Dr. Chris Chen, CEO of WuXi Biologics. “This collaboration underscores our wide recognition as an industry leader in discovery service solutions, and further validates our ability to provide integrated discovery technology platforms for global partners to develop next-generation modalities. We look forward to partnering with Aadi and HANGZHOU DAC to expeditiously move these assets forward into clinical development and benefit patients worldwide.”

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“HANGZHOU DAC’s CPT-ADC platform is designed to enable next wave ADC capabilities that surpass first-generation technologies, including two programs already in clinical development in China,” said Dr. Robert Y. Zhao, President and CEO of HANGZHOU DAC Biotechnology. “As a global leader in ADC innovation, we are excited to partner with Aadi and WuXi Biologics to deliver this promising portfolio to patients.”

Aadi to Sell FYARRO for $100 Million, Cumulative Capital Expected to Fund Operations into Late 2028

In a separate agreement, KAKEN Pharmaceutical Co., Ltd., an R&D driven pharmaceutical company in Japan, has entered into a stock purchase agreement under which KAKEN will acquire Aadi Subsidiary, Inc. and all of its assets, including FYARRO® (sirolimus protein-bound particles for injectable suspension) (albumin-bound) and associated infrastructure, including the majority of Aadi employees who support the FYARRO® business. FYARRO is approved by the U.S. Food and Drug Administration (FDA) for the treatment of adult patients with locally advanced unresectable or metastatic malignant perivascular epithelioid cell tumor (PEComa), with cumulative revenue of $25.2 million reported over the prior four quarters ended September 30, 2024.

Per the terms of the agreement, Kaken will pay Aadi $100 million in cash at closing, subject to certain adjustments. The transaction is expected to close in the first half of 2025, subject to Aadi stockholder approval and certain closing conditions. Upon the closing of this transaction, KAKEN will also acquire the rights to the Aadi name and trademark.

“We are enormously proud of the impact FYARRO has had for people with PEComa, and Kaken’s capabilities, coupled with the proven track record of the Aadi team, ensures physicians and patients will continue to have access to this critical treatment,” said Lennon.

The net proceeds from the PIPE financing and the sale of FYARRO, together with the Company’s existing cash, cash equivalents and marketable securities are expected to fund operations into late-2028, including anticipated clinical data readouts for the ADC portfolio.

Baiteng Zhao Appointed to the Board of Directors, Brings Significant ADC Expertise

Baiteng Zhao, PhD, joins Aadi’s board of directors. Zhao co-founded ProfoundBio, a clinical stage next-gen ADC developer, in 2018 and served as the Chairman and CEO of the company until it was acquired by Genmab for $1.8 billion in May 2024. Prior to ProfoundBio, Dr. Zhao worked at Seagen (now part of Pfizer) for more than eight years and was responsible for the modeling and simulation strategies for the development pipeline and supported preclinical and clinical development of ADC drug candidates.

“We are delighted to welcome Baiteng to our Board. His deep expertise and successful track record in ADC development will be instrumental as we tenaciously move this exciting portfolio forward,” said Caley Castelein, MD, Chair of the Board of Directors of Aadi Bioscience.

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“I am thrilled to join the Board at this pivotal moment for Aadi,” said Baiteng Zhao, PhD, Board of Directors of Aadi Bioscience and co-founder of ProfoundBio. “PTK7, MUC16 and SEZ6 represent highly promising targets that are commonly overexpressed in cancers with significant unmet therapeutic needs. Coupled with an advanced linker-payload platform that has the potential to enable next-gen ADCs, I believe Aadi is uniquely positioned to make a meaningful impact on patient outcomes. I look forward to collaborating with the leadership team and fellow Board directors to advance these innovative programs and drive transformative progress for patients.”

Advisors

Leerink Partners is serving as financial advisor to Aadi on the sale of FYARRO and the licensing of the ADC portfolio. Jefferies LLC is acting as exclusive placement agent for the PIPE financing. Wilson Sonsini Goodrich & Rosati, P.C. is serving as legal counsel to Aadi. McDermott Will & Emery LLP is serving as legal counsel to Kaken. Cooley LLP is serving as legal counsel to Jefferies LLC. Nomura Securities Co., Ltd. is serving as financial advisor to KAKEN.

Conference Call Information

The Aadi management team is hosting a conference call and webcast tomorrow, Friday, December 20th at 8:00 AM EST (5:00 AM PST) to discuss these updates. Participants may access a live webcast of the call and the associated slide presentation on these data through the “Investors & News” page of the Aadi Bioscience website at aadibio.com. To participate via telephone, please register in advance at this link. Upon registration, all telephone participants will receive a confirmation email detailing how to join the conference call, including the dial-in number along with a unique passcode and registrant ID that can be used to access the call. A replay of the conference call and webcast will be archived on the Company’s website for at least 30 days.

Additional Information for Stockholders

This communication relates to the proposed sale of FYARRO and the proposed PIPE financing and may be deemed to be solicitation material in respect of such transactions. In connection with these proposed transactions, Aadi will file a Proxy Statement with the SEC. This communication is not a substitute for the Proxy Statement or any other documents that Aadi may file with the SEC or send to Aadi stockholders in connection with the proposed transactions. Before making any voting decision, investors and securityholders are urged to read the Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions and related matters.

Stockholders may obtain a copy of the Proxy Statement and other documents the Company files with the SEC (when they are available) through the website maintained by the SEC at www.sec.gov, as well as on the Investor and News section of Aadi’s website at www.aadibio.com.

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Certain stockholders of Aadi holding approximately 36% of Aadi’s outstanding shares, as of the date hereof, including members of its board of directors and related entities, have entered into voting and support agreements in favor of KAKEN Pharmaceutical and Aadi, pursuant to which such stockholders have agreed to vote in favor of the stock purchase transaction with KAKEN Pharmaceutical and the other transactions described above.

Participants in the Solicitation

Aadi and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Aadi in connection with the proposed transactions. Information about Aadi’s directors and executive officers is set forth in Aadi’s definitive proxy statement filed with the SEC on April 26, 2024, and in subsequent filings made by Aadi with the SEC. Other information regarding the interests of such individuals, as well as information regarding Aadi’s directors and executive officers and other persons who may be deemed participants in the proposed transactions, will be set forth in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities nor a solicitation of any vote or approval with respect to the proposed transactions or otherwise, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

The offer and sale of securities of Aadi described above are being made in a transaction not involving a public offering and the securities have not been registered under the Securities Act of 1933, as amended, and may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements. Concurrently with the execution of the subscription agreement, the Company and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file, following the closing of the PIPE financing, a registration statement with the SEC registering the resale of the shares of Common Stock and the shares of Common Stock underlying the Pre-Funded Warrants sold in the PIPE financing.

About Aadi Bioscience

Aadi is a precision oncology company with a vision to make bold choices in applying technology to efficiently deliver improved precision oncology therapies for people living with difficult-to-treat cancers. More information on the Company is available on the Aadi website at www.aadibio.com and connect with us on LinkedIn.

5

Forward-Looking Statements

This press release contains certain forward-looking statements regarding the business of Aadi Bioscience that are not a description of historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the Company’s current beliefs and expectations and may include, but are not limited to, statements relating to: the timing and completion of the proposed sale of FYARRO to Kaken Pharmaceuticals and the anticipated timing of the closing of the transaction; expectations regarding the timing, closing and completion of the PIPE financing; Aadi’s expected cash position at the closing and cash runway of the company following the sale of FYARRO and PIPE financing; the future operations of Aadi; the development and potential benefits of any of Aadi’s product candidates, including the preclinical ADC assets proposed to be licensed from WuXi; anticipated preclinical and clinical development activities and related timelines, including the expected timing for announcement of data and other preclinical and clinical results and potential submission of IND filings for one or more product candidates; and other statements that are not historical fact. Actual results could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks associated with (i) the risk that the conditions to the closing of the proposed sale of FYARRO or the PIPE financing are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Kaken and Aadi to consummate the proposed sale of FYARRO; (iii) risks related to Aadi’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending the closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) unexpected costs, charges or expenses resulting from the transactions; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed sale of FYARRO or the proposed PIPE financing; (vii) the uncertainties associated with Aadi’s product candidates, as well as risks associated with the preclinical and clinical development and regulatory approval of product candidates, including potential delays in the completion of preclinical studies and clinical trials; (viii) risks related to the inability of Aadi to obtain sufficient additional capital to continue to advance these product candidates; (ix) uncertainties in obtaining successful preclinical and clinical results for product candidates and unexpected costs that may result therefrom; (x) risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and (xi) risks associated with the possible failure to realize certain anticipated benefits of the proposed sale of FYARRO or the proposed PIPE financing, including with respect to future financial and operating results.

Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the caption “Item 1A. Risk Factors,” and in Aadi’s subsequent Quarterly Reports on Form 10-Q, and elsewhere in Aadi’s reports and other documents that Aadi has filed, or will file, with the SEC from time to time and available at www.sec.gov.

6

All forward-looking statements in this press release are current only as of the date hereof and, except as required by applicable law, Aadi undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. This cautionary statement is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Contact:

IR@aadibio.com

7

December 20, 2024 Strategic Update Exhibit 99.2

Forward-Looking Statements Certain statements contained in this presentation regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Act of 1995, known as the PSLRA. These include statements regarding management’s intention, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. Forward-looking statements may include, without limitation, express or implied statements regarding: the timing and completion of the proposed sale of FYARRO to Kaken Pharmaceuticals and the anticipated timing of the closing of the transaction; expectations regarding the timing, closing and completion of a concurrent private financing, including investment amounts from investors, timing of closing, expected proceeds and impact on ownership structure; Aadi’s expected cash position at the closing and cash runway of the company following the sale of FYARRO and private financing; the future operations of Aadi; the development and potential benefits of any of Aadi’s product candidates; anticipated preclinical and clinical development activities and related timelines, including the expected timing for announcement of data and other preclinical and clinical results and potential submission of IND filings for one or more product candidates; and other statements that are not historical fact. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Aadi uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “opportunity,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, (i) the risk that the conditions to the closing of the proposed sale of FYARRO and concurrent private financing are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Kaken and Aadi to consummate the proposed sale of FYARRO; (iii) risks related to Aadi’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending the closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) unexpected costs, charges or expenses resulting from the transactions; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed sale of FYARRO, concurrent private financing and in-license of the ADC portfolio; (vii) the uncertainties associated with Aadi’s product candidates, as well as risks associated with the preclinical and clinical development and regulatory approval of product candidates, including potential delays in the completion of preclinical studies and clinical trials; (viii) risks related to the inability of Aadi to obtain sufficient additional capital to continue to advance these product candidates; (ix) uncertainties in obtaining successful preclinical and clinical results for product candidates and unexpected costs that may result therefrom; (x) risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xi) risks associated with the possible failure to realize certain anticipated benefits of the proposed sale of FYARRO, concurrent private financing and in-license of the ADC portfolio, including with respect to future financial and operating results; (xii) the risk that the private financing is not consummated upon the closing. These risks are described in detail under the caption “Risk Factors” in Aadi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the caption "Item 1A. Risk Factors," and in Aadi's subsequent Quarterly Reports on Form 10-Q, and other documents filed from time to time with the SEC. Forward-looking statements included in this presentation are based on information available to Aadi as of the date of this presentation. Except as required by law, Aadi undertakes no obligation to revise or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Participants Dave Lennon, PhD President & Chief Executive Officer Scott Giacobello, CPA Chief Financial Officer

Overview of Proposed Transactions

Transformative Transactions Rooted in Aadi Long-Term Vision

FYARRO Sale	Kaken Pharmaceuticals to purchase FYARRO and associated infrastructure for $100M
ADC Portfolio	In-licensing 3 ADC assets from WuXi Biologics leveraging advanced linker-payload technology from Hangzhou DAC
PIPE Financing	Private financing of $100M at 3.4% premium to the closing price on December 19, 2024

5

AADI bioscience

Transformative Transactions Rooted in Aadi Long-Term Vision Pipeline of three ADC portfolio targeting common, high-potential indication cancers Leveraging next wave ADC linker-payload architecture Kaken Pharmaceuticals to purchase FYARRO and associated infrastructure for $100M In-licensing 3 ADC assets from WuXi Biologics leveraging advanced linker-payload technology from Hangzhou DAC Private financing of $100M at 3.4% premium to the closing price on December 19, 2024 FYARRO Sale ADC Portfolio PIPE Financing

Kaken to Purchase FYARRO for $100M to Continue Providing This Important Treatment for Patients with Malignant PEComa Kaken will pay Aadi $100 million in cash at closing, a 4X multiple over the trailing 12 months of sales Kaken to retain associated infrastructure, including the Aadi brand and the majority of Aadi employees who support the FYARRO business Expected to close 1H’25, subject to Aadi stockholder approval and certain closing conditions

FYARRO Expands US Business for Kaken Pharmaceutical, an R&D Driven Pharmaceutical Company Based in Japan The only FDA-approved treatment for advanced malignant PEComa Cumulative sales of $58.3m since launch1 Net sales of $7.2m in Q3 2024 Consistent strong demand across major oncology centers in the US, with a ~90% reorder rate year-to-date R&D driven pharmaceutical company in Japan building sales structure in the U.S. market Acquisition positions Aadi at the center of Kaken’s sales structure in the U.S. market Greatly accelerates the building of a foundation to meet global medical needs Earnings forecast of 88,500 million yen for fiscal year 20242 1. Commercial launch on Feb 22, 2022. Sales as of close of 3Q 2024. 2.Kaken, “Consolidated Financial Results for the Six-Months Period of Fiscal 2024 (Six-Months Period ended September 30, 2024.”

Aadi In-Licensing Portfolio from WuXi Biologics in Dynamic ADC Space Licensing 3 ADC assets from WuXi Biologics utilizing advanced linker-payload from Hangzhou DAC $44M in upfront payments, cumulative development milestone payments of up to $265 million, cumulative commercial milestone payments of up to $540 million, single-digit royalties ADCs directed at promising cancer targets with broad tumor expression and precedent clinical data in high-potential indications IND filings expected in 12-24 months for all three assets

Selling common stock at $2.4 per share

Ally Bridge Group | orbimed | INVUS | Kalehua Capital Management | AVORO CAPITAL | KEARNY VENTURE PARTNERS | ACUTA CAPITAL PARTNERS, LLC

9

ADI bioscience

PIPE Financing of $100M Projected to Extend Runway into Late 2028 Expected to result in gross proceeds of approximately $100 million Selling common stock at $2.4 per share Cumulative cash position projected to extend runway into late 2028, enabling anticipated key clinical data readouts Expected close 1H’25, subject to stockholder approval and certain closing conditions Ally Bridge Group Kalehua Capital Management

Baiteng Zhao Brings Significant ADC Expertise to Board Co-founder and former CEO and Chairman of ProfoundBio, a clinical stage next-gen ADC developer Profound was acquired by Genmab for $1.8 billion in May 2024 Formerly at Seagen (now part of Pfizer), responsible for the modeling and simulation strategies for the ADC development pipeline Formerly a clinical PK/PD scientist at Merck Baiteng Zhao, PhD Director

Aadi 2.0 Advancing Next Wave ADCs

PTK7-CPT113 PTK7 is an oncofetal pseudokinase w/ broad tumor overexpression mMUC16-CPT113 MUC16 is a glycoprotein overexpressed in cancers of female origin biSEZ6-CPT113 SEZ6 is a CNS protein upregulated in tumors of neuroendocrine origin Licensing 3 Preclinical ADC Assets From WuXi Biologics Utilizing Advanced Linker-Payload From Hangzhou DAC CPT113 Platform Advanced ADC architecture based on a novel TOPO1 payload and highly stable linker design Protein Tyrosine Kinase 7 (PTK7) Mucin 16 (MUC16) Seizure Protein 6 (SEZ6) CPT113 Platform

ADC Portfolio Expected to Enter Clinic in Next 12-24 Months with Broad Opportunities Across Tumor Types ADC Programs Candidate selection IND-enabling* IND / Phase I* Tumors with precedent data (US incidence of metastatic cases) Other target positive tumors PTK7-CPT113 2H’25 NSCLC (~63K)1 Ovarian (~4K)2 Breast (~13K)2 GI cancers Prostate Head & Neck Endometrial Cervical mMUC16-CPT113 YE’24 YE’25 Ovarian (~4K)2 Endometrial Cervical Breast Pancreatic biSEZ6-CPT113 YE’24 Mid’26 SCLC (~18K)3 Neuroendocrine (~5K)4 CNS tumors Head & Neck *Anticipated timing, subject to IND approval, as applicable. 1. JAMA Oncol. 2021;7(12):1824-1832. 2. SEER data 3. https://www.ncbi.nlm.nih.gov/books/NBK482458/. 4. JAMA Oncol. 2017;3(10):1335-1342.

Hangzhou DAC CPT113 ADC Platform Designed to Enable Next Wave ADC Capabilities Data on file. *Programs in clinical development are not part of in-licensing. Presented data at AACR 2024, Abstract numbers 5819 and 1884. Clinical trial information available at ClinicalTrials.gov (https://clinicaltrials.gov/study/NCT06224855?term=DXC006&rank=1) and ChicTr.org (https://www.chictr.org.cn/showprojEN.html?proj=216486) Proprietary TOPO1 inhibitor payload Highly stable linker with low free payload release in circulation Proprietary carbon-bridge technology Cleavable linker Optimized PK profile DXC006 and DXC1002, using same platform, are in Phase 1 clinical development in China*

CPT113 Platform Has Highly Competitive Stability Profile

In-Licensed Platform Stability Compared to First- and Next-Generation Platforms Based on Free Payload Release1
Cmax
AUC
Free Payload/ADC2, %
30
25
20
15
10
5
0
17
27
3.1
19
3.6
13
1.1
1.1
1.1
.61
.58
.49
.80
.63
.07
.10
.06
.32
.04
.06
.02
N/A
.01
.06
.01
.02
1st-Generation (Approved)
Next-Generation (In Development)
CPT113

15

ADI bioscience

CPT113 Platform Has Highly Competitive Stability Profile In-Licensed Platform Stability Compared to First- and Next-Generation Platforms Based on Free Payload Release1 1st-gen approved ADCs typically show 1-20% free payload release in circulation Next-gen platforms generate lower free payload release in non-clinical pK models CPT113 is on par with or better than the latest platforms 1st-Generation (Approved) Next-Generation (In Development) CPT113 1. Based on highest species reported in publications on file; note that stability is largely consistent (~1-5X differences) between species for an individual ADC. 2. Calculated based on molar concentration of free payload and ADC in representative pK studies. .01 .02 .01 .06 .02 N/A .04 .06 .06 .32 .07 .10 .80 .63 ..58 .49 1.1 .61 1.1 1.1 3.6 13 3.1 19 17 27

Protein Tyrosine Kinase 7 (PTK7) Schematic

Oncofetal pseudokinase with broad tumor overexpression

No approved PTK7 ADCs

Endometrial
(67,880)
Prostate
(299,010)
Cervical
(13,820)
Head and Neck
(71,000)
Breast
(310,720)
Colorectal
(152,810)
Esophageal
(22,370)
Lung
(234,580)
Ovarian
(19,680)
Gastric
(26,890)
0%
20%
40%
60%
80%
100%
Moderate/high
Any

16

Aadi bioscience

PTK7 Is an Oncofetal Pseudokinase Upregulated Across a Broad Spectrum of Cancers No approved PTK7 ADCs Oncofetal pseudokinase with broad tumor overexpression Clinical validation from Pfizer 1st Generation ADC, Cofetuzumab Pelidotin (Cofe-P)2 PTK7 expression across solid tumors1 (Annual US Incidence) (26,890) (19,680) (234,580) (22,370) (152,810) (310,720) (71,000) (13,820) (299,010) (67,880) Endometrial Prostate Cervical Head and Neck Breast Colorectal Esophageal Lung Ovarian Gastric Protein Tyrosine Kinase 7 (PTK7) Schematic 1. Aadi analysis based on Human Protein Atlas, Gepia, and literature review. 2. Maitland et al. Clin Cancer Research, 2021: 27:4511–20.

PTK7 Tumor Target Clinically Validated by Pfizer 1st Generation ADC STRICTLY CONFIDENTIAL *Mod-high ORR reflects Aadi analysis of the PTK7 protein expression and best overall response data for Q3W cohorts in Figure 2 of Maitland et al. Clin Cancer Research, 2021: 27:4511–20. There were 13, 16, and 13 patients with mod-high PTK 7 expressions in PROC, NSCLC, and TNBC, respectively. Cofe-P, Cofetuzumab pelidotin; FIH, First-in-Human; G3, Grade 3; NSCLC, Non-small cell lung cancer; PROC, Platinum resistant ovarian cancer; Q3W, every 3 weeks; TNBC, Triple negative breast cancer; ORR, objective response rate; TRAE, treatment-related adverse event ORR Range in Q3W Cohorts: 16-27% in all patients 23-46% in PTK7 moderate-high subgroup Toxicities in Q3W dosing cohorts were consistent with MMAE class effects Dose-limiting toxicities included G3 headache and G3 fatigue Most common G≥3 TRAE was neutropenia (25%) in Q3W cohorts (N=112) Common TRAEs in Q3W cohorts included nausea, alopecia, fatigue, headache, neutropenia and vomiting

PTK7-CPT113 Is a Differentiated Next Wave PTK7-Directed ADC Targeting NSCLC and Ovarian Cancer Targeting superior outcomes vs 1st gen ADCs due to optimized linker with TOPO1 payload switch Phase 1 planned in NSCLC & PROC – potential to expand into novel indications (e.g. gastrointestinal, gynecological) Anticipated to be among the first in next wave ADCs to enter the clinic Superior tumor reduction vs first-generation ADC in in vitro and in vivo preclinical models Tumor growth inhibition in NCI-H446 Xenograft model Data on file. NSCLC, non small cell lung cancer; PROC, platinum resistant ovarian cancer PBS PTK7 -CPT113 (4mg/kg) Cofe-P (4mg/kg) PTK7 -CPT113 (0.25mg/kg) Cofe-P (0.25mg/kg) Cofe-P (1mg/kg) Isotype-CPT113 (4 mg/kg) PTK7 -CPT113 (1mg/kg) Tumor volume (mm3) Days after 1st treatment 0 0 7 14 21 28 35 1000 3000 2000 IV

MUC16 is a Cleaved Glycoprotein Expressed in Cancers Affecting Women and Contributes to Cancer Pathogenesis 1. Aadi analysis based on Human Protein Atlas, Gepia, and literature review. 2. Liu J, et al. Gynecol Oncol. 2021;163(3):473-480. Clinical validation from Genentech 1st-Gen ADC, DMUC4064A2 Glycoprotein overexpressed in cancers affecting women, as well as lung and pancreatic Shed MUC16 (or CA125) is a widely utilized biomarker for ovarian cancer MUC16 expression across tumor types1 (Annual US Incidence) Mucin 16 (MUC16) Protein Schematic

Genentech 1st Generation ADC Discontinued Due to Limited Therapeutic Index Driven by Tubulin Inhibitor Payload Toxicity and Circulating CA125 Antigen DMUC4064A showed toxicities consistent with MMAE class effects Ocular toxicities arose in 40% of patients, with G3 events in 9% of patients G≥3 TRAEs occurred in 25% of patients Common AEs included fatigue, nausea, abdominal pain, constipation, blurred vision, diarrhea, anemia and peripheral neuropathy 42% ORR at RP2D Binding to circulating CA125 may have hindered DMUC4064A effectiveness DMUC4064A ORR by dose cohort N= 3 3 8 7 6 7 26 1 1.8 2.4 3.2 4.0 4.8 5.2 0% 17% 29% 42% Saturated levels of circulating CA125 0% 0% 0% mg/kg Sources: Liu J, et al. Gynecol Oncol. 2021;163(3):473-480; Liu J, et al. Ann Oncol. 2016;27(11):2124-2130; Chen Y, et al. Cancer Res. 2007;67(10):4924-4932. MMAE. monomethyl auristatin E. ORR, objective response rate.

CA125 shedding and antigen sink effect in MUC16-positive cancers
1) Tumor progression leads to upregulation of MUC16
Tumor
2) MUC16 is cleaved and sheds extracellular CA125
MUC16
Tumor cell surface
Cleaved CA125
Shedding
3) CA125 crosses into blood circulation
Circulation
4) CA125 binds 1st Gen MUC16 ADCs promoting clearance and blocking ADC reaching tumor
Antigen sink
1st Gen MUC16 ADCs (Genentech)

21

Aadi bioscience

Cleaved CA125 MUC16 Tumor cell surface Tumor Tumor progression leads to upregulation of MUC16 Circulation CA125 shedding and antigen sink effect in MUC16-positive cancers 1st Gen MUC16 ADCs (Genentech) MUC16 is cleaved and sheds extracellular CA125 CA125 crosses into blood circulation CA125 binds 1st Gen MUC16 ADCs promoting clearance and blocking ADC reaching tumor MUC16 Inadequately Targeted by 1st Gen ADCs Due To Antigen Sink Shedding Antigen sink Sources: Aadi analysis of literature; Liu J, et al. Gynecol Oncol. 2021;163(3):473-480; Liu J, et al. Ann Oncol. 2016;27(11):2124-2130; Chen Y, et al. Cancer Res. 2007;67(10):4924-4932.

Tumor growth inhibition in OVCAR-3 xenograft model

2000
1500
1000
500
0
Tumor volume (mm³)
0
7
14
21
28
35
Days post treatment
PBS
Isotype control-MMAE
DMUC-MMAE
mMUC16-CPT113
mMUC16-MMAE

Data on file.

22

mMUC16-CPT113 is a Novel ADC Directly Targeting Non-Shed MUC16 with Significant Potential in Cancers Affecting Women Membrane-bound targeting avoids CA125 antigen sink issue of 1st gen ADCs Phase 1 planned in ovarian cancer – potential to expand into additional cancers affecting women (e.g. endometrial, cervical) Potentially the first-and-only ADC targeting membrane-bound MUC16 In vitro and in vivo data suggest improved efficacy vs 1st gen predecessor in ovarian cancer Data on file. Tumor growth inhibition in OVCAR-3 xenograft model mMUC16-MMAE mMUC16-CPT113 DMUC-MMAE PBS Isotype control-MMAE Days post treatment 2000 1500 1000 500 0 Tumor volume (mm3) 0 7 14 21 28 35

Seizure Protein 6 (SEZ6) Protein Schematic

CNS protein upregulated in tumors of neuroendocrine origin

Limited clinical-stage class competition

SCLC (35,000)
NETs (31,000)
CNS (25,400)
0%
20%
40%
60%
80%
100%
Any expression

23

SEZ6 is a CNS-Limited Protein Overexpressed in SCLC, Other Neuroendocrine Neoplasms and CNS Tumors Clinical validation from AbbVie Next Wave ADC, ABBV-7062 Limited clinical-stage class competition CNS protein upregulated in tumors of neuroendocrine origin Seizure Protein 6 (SEZ6) Protein Schematic SEZ6 expression across tumor types1 (SEER 2024 Annual US Incidence) 1. Aadi analysis based on Human Protein Atlas, Gepia, and literature review. 2. Morgensztern D, et al. ASCO 2023. Abstract 3002 (oral presentation); Chandana SR, et al. ASCO 2024. Abstract 3001 (oral presentation).

AbbVie Next-Wave ADC ABBV-706 Demonstrated Improved Efficacy Compared to 1st Generation in an Ongoing Early Ph1 Study ABBV-706 dose 60.9% ORR in SCLC (14/23) 20 0 -30 -60 -80 -100 Patients Best Percent Change in Target Lesions, % AbbVie ABBV-706 reported ORR of 44% across SCLC and NET cohorts (excludes 5 pts with GBM) 1. Morgensztern D, et al. ASCO 2023. Abstract 3002 (oral presentation); Chandana SR, et al. ASCO 2024. Abstract 3001 (oral presentation). 2. Wiedemeyer WR, et al. Mol Cancer Ther. 2022:21:986-998. ORR, objective response rate; SCLC, small cell lung cancer; NET, neuroendocrine tumor; GBM, glioblastoma.

Source: Weisser et al. Nat Commun. 2023;14(1):1394. Despite Improvements Seen With Next Wave SCLC ADCs, a Biparatopic Approach May Provide Path to Greater Gains Trans Binding Enables Better Binding and Clustering Leading to Improved Target Specificity, Binding & ADC Internalization at the Tumor Site Concentration of surface receptors Formation of large receptor clusters and cell surface caps Rapid, pronounced receptor internalization Increased payload release and localized concentration

FACS Binding on HEK293.SEZ6
MFI
4000
3000
2000
1000
0
10^{-4}
10^{-2}
10^{0}
10^{2}
10^{4}
Concentration (nM)
Internalization on HEK293.SEZ6
MFI
5000
4000
3000
2000
1000
0
10^{-2}
10^{-1}
10^{0}
10^{1}
10^{2}
10^{3}
Concentration (nM)
biSEZ6 mAb
ABBV-706 mAb
Isotype

Source: Data on file. MFI, Mean Florescence Intensity

26

biSEZ6-CPT113 Is a Biparatopic SEZ6-Directed ADC Aimed at Improving Binding & Internalization Source: Data on file. MFI, Mean Florescence Intensity FACS Binding on HEK293.SEZ6 ABBV-706 mAb biSEZ6 mAb Isotype Internalization on HEK293.SEZ6 Concentration (nM) MFI 10-4 4000 3000 2000 1000 0 10-2 100 102 104 MFI Concentration (nM) 10-2 5000 4000 3000 2000 0 10-1 100 101 103 1000 102 Ab used in biSEZ6-CPT113 shows improved binding & internalization compared to Ab used in ABBV-706 biSEZ6-CPT113 is the only biparatopic ADC in development for SCLC Phase 1 planned in SCLC and NENs, where there are limited treatment options Despite gains with next wave SCLC ADC, a biparatopic approach may provide greater benefits biSEZ6 Ab shows superior binding and internalization compared to single epitope SEZ6 Abs

Clinically validated, broadly overexpressed tumor targets combined with next wave ADC linker-payload architecture High-potential indications with anticipated ability to compete Targeting 3 US IND submissions in 12 to 24 months, including lead asset in 2H'25 Experienced team and partners with ability to execute against development goals Post-closing cash expected to fund operations into late 2028, including anticipated key clinical data Transformative Opportunity for Aadi Value-driving potential Patient opportunity Momentum to IND submission Execution-focused Capitalized to clinical data Filing proxy statement and then convening stockholder meeting and distributing proxy materials; closing of transactions expected in the first half of 2025 Next Steps

Questions